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                    BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                        NATIONSBANC MORTGAGE CORPORATION,

                                  as Servicer,

                              BANK OF AMERICA, FSB,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                              Dated March 25, 1999

                              -----------------------

                       Mortgage Pass-Through Certificates

                                  Series 1999-2








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



                                TABLE OF CONTENTS


PRELIMINARY STATEMENT.......................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01 Defined Terms.................................................
Section 1.03 Interest Calculations.........................................


                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS
                       ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans..................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans...............
Section 2.03  Representations, Warranties and Covenants of the NMC Servicer.
Section 2.04  Representations, Warranties and Covenants of the BA Servicer..
Section 2.05  Representations and Warranties of the Depositor as to the
                Mortgage Loans..............................................
Section 2.06  Designation of Interests in the REMICs........................
Section 2.07  Designation of Start-up Day...................................
Section 2.08  REMIC Certificate Maturity Date...............................
Section 2.09  Execution and Delivery of Certificates........................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01  Servicers to Service Mortgage Loans...........................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicers.....
Section 3.03  Fidelity Bond; Errors and Omissions Insurance.................
Section 3.04  Access to Certain Documentation...............................
Section 3.05  Maintenance of Primary Mortgage Insurance Policy; Claims......
Section 3.06  Rights of the Depositor and the Trustee in Respect of the
                Servicers...................................................
Section 3.07  Trustee to Act as Servicer....................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer Custodial
                Accounts; Certificate Account and Upper-Tier Certificate
                Account.....................................................
Section 3.09  Collection of Taxes, Assessments and Similar Items; Escrow
                Accounts....................................................
Section 3.10  Access to Certain Documentation and Information Regarding the
                Mortgage Loans..............................................
Section 3.11  Permitted Withdrawals from the Servicer Custodial Accounts,
                Certificate Account and Upper-Tier Certificate Account......
Section 3.12  Maintenance of Hazard Insurance...............................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements.....
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property.......
Section 3.15  Trustee to Cooperate; Release of Mortgage Files...............
Section 3.16  Documents, Records and Funds in Possession of the Servicers to
                be Held for the Trustee.....................................
Section 3.17  Servicing Compensation........................................
Section 3.18  Annual Statement as to Compliance.............................
Section 3.19  Annual Independent Public Accountants' Servicing Statement;
                Financial Statements........................................
Section 3.20  Advances......................................................
Section 3.21  Modifications, Waivers, Amendments and Consents...............
Section 3.22  Reports to the Securities and Exchange Commission.............


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate........................................


                                    ARTICLE V

                  PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions.................................................
Section 5.02  Priorities of Distribution....................................
Section 5.03  Allocation of Losses..........................................
Section 5.04  Statements to Certificateholders..............................
Section 5.05  Tax Returns and Reports to Certificateholders.................
Section 5.06  Tax Matters Person............................................
Section 5.07  Rights of the Tax Matters Person in Respect of the Trustee....
Section 5.08  REMIC Related Covenants.......................................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates..............................................
Section 6.02  Registration of Transfer and Exchange of Certificates.........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates.............
Section 6.04  Persons Deemed Owners.........................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICERS

Section 7.01  Respective Liabilities of the Depositor and the Servicers.....
Section 7.02  Merger or Consolidation of the Depositor or a Servicer........
Section 7.03  Limitation on Liability of the Depositor, the Servicers and
                Others......................................................
Section 7.04  Depositor and Servicers Not to Resign.........................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default.............................................
Section 8.02  Remedies of Trustee...........................................
Section 8.03  Directions by Certificateholders and Duties of Trustee During
                Event of Default............................................
Section 8.04  Action upon Certain Failures of a Servicer and upon Event of
                Default.....................................................
Section 8.05  Trustee to Act; Appointment of Successor......................
Section 8.06  Notification to Certificateholders............................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01  Duties of Trustee.............................................
Section 9.02  Certain Matters Affecting the Trustee.........................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans.........
Section 9.04  Trustee May Own Certificates..................................
Section 9.05  Eligibility Requirements for Trustee..........................
Section 9.06  Resignation and Removal of Trustee............................
Section 9.07  Successor Trustee.............................................
Section 9.08  Merger or Consolidation of Trustee............................
Section 9.09  Appointment of Co-Trustee or Separate Trustee.................
Section 9.10  Authenticating Agents.........................................
Section 9.11  Trustee's Fees and Expenses...................................
Section 9.12  [RESERVED]....................................................
Section 9.13  Paying Agents.................................................
Section 9.14  Limitation of Liability.......................................
Section 9.15  Trustee May Enforce Claims Without Possession of Certificates.
Section 9.16  Suits for Enforcement.........................................
Section 9.17  Waiver of Bond Requirement....................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement.....
Section 9.19  Year 2000 Compliance..........................................


                                     ARTICLE X

                                    TERMINATION

Section 10.01  Termination upon Purchase by the Depositor or Liquidation of
                 All Mortgage Loans.........................................
Section 10.02  Additional Termination Requirements..........................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01  Amendment....................................................
Section 11.02  Recordation of Agreement.....................................
Section 11.03  Limitation on Rights of Certificateholders...................
Section 11.04  Governing Law................................................
Section 11.05  Notices......................................................
Section 11.06  Severability of Provisions...................................
Section 11.07  Certificates Nonassessable and Fully Paid....................
Section 11.08  Access to List of Certificateholders.........................
Section 11.09  Recharacterization...........................................

EXHIBITS

Exhibit A-1       -     Form of Face of Class A-1 Certificate
Exhibit A-2       -     Form of Face of Class A-2 Certificate
Exhibit A-3       -     Form of Face of Class A-3 Certificate
Exhibit A-4       -     Form of Face of Class A-4 Certificate
Exhibit A-5       -     Form of Face of Class A-5 Certificate
Exhibit A-6       -     Form of Face of Class A-6 Certificate
Exhibit A-7       -     Form of Face of Class A-7 Certificate
Exhibit A-8       -     Form of Face of Class A-8 Certificate
Exhibit A-9       -     Form of Face of Class A-9 Certificate
Exhibit A-10      -     Form of Face of Class A-10 Certificate
Exhibit A-11      -     Form of Face of Class A-11 Certificate
Exhibit A-12      -     Form of Face of Class A-12 Certificate
Exhibit A-13      -     Form of Face of Class A-13 Certificate
Exhibit A-14      -     Form of Face of Class A-14 Certificate
Exhibit A-PO      -     Form of Face of Class A-PO Certificate
Exhibit A-R       -     Form of Face of Class A-R Certificate
Exhibit A-LR      -     Form of Face of Class A-LR Certificate
Exhibit B-1       -     Form of Face of Class B-1 Certificate
Exhibit B-2       -     Form of Face of Class B-2 Certificate
Exhibit B-3       -     Form of Face of Class B-3 Certificate
Exhibit B-4       -     Form of Face of Class B-4 Certificate
Exhibit B-5       -     Form of Face of Class B-5 Certificate
Exhibit B-6       -     Form of Face of Class B-6 Certificate
Exhibit C         -     Form of Reverse of all Certificates
Exhibit D-1       -     BA Mortgage Loan Schedule
Exhibit D-2       -     NMC Mortgage Loan Schedule
Exhibit E         -     Request for Release of Documents
Exhibit F         -     Form of Certification of Establishment of Account
Exhibit G-1       -     Form of Transferor's Certificate
Exhibit G-2A      -     Form 1 of Transferee's Certificate
Exhibit G-2B      -     Form 2 of Transferee's Certificate
Exhibit H         -     Form of Transferee Representation Letter
                  -       for ERISA Restricted Certificates
Exhibit I         -     Form of Affidavit Regarding Transfer of
                  -       Residual Certificates
Exhibit J         -     Contents of Servicing File
Exhibit K         -     PAC and TAC Tables

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated March 25, 1999, is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "DEPOSITOR"), NATIONSBANC MORTGAGE CORPORATION, as servicer (together with its permitted successors and assigns, the "NMC SERVICER"), BANK OF AMERICA, FSB, as servicer (together with its permitted successors and assigns, the "BA SERVICER" and, together with the NMC Servicer, the "SERVICERS"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "TRUSTEE").

                           W I T N E S S E T H T H A T:

            In consideration of the mutual agreements herein contained, the Depositor, the NMC Servicer, the BA Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as two separate real estate mortgage investment conduits (the "UPPER-TIER REMIC" and the "LOWER-TIER REMIC," respectively, and each, a "REMIC"). The Class A Certificates (other than the Class A-14, Class A-R and Class A-LR Certificates) and the Class B Certificates are referred to collectively as the "REGULAR CERTIFICATES" and shall constitute "regular interests" in the Upper-Tier REMIC. The Class A-14 PAC IO A Component, the Class A-14 PAC IO B Component, the Class A-14 PAC Component, the Class A-14 TAC IO Component and the Class A-14 TAC Component (collectively, the "Components") shall also constitute "regular interests" in the Upper-Tier REMIC. The Uncertificated Lower-Tier Interests shall constitute the "regular interests" in the Lower-Tier REMIC. The Class A-R Certificate shall be the "residual interest" in the Upper-Tier REMIC and the Class A-LR Certificate shall be the "residual interest" in the Lower-Tier REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates and the Components, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

============== =============== ============= ============== ===============
                                                            Integral
               Initial Class                                Multiples
               Certificate     Pass-Through  Minimum        in Excess
Classes        Balance         Rate          Denomination   of Minimum
-------------- --------------- ------------- -------------- ---------------
Class A-1      $100,000,000.00 6.50%         $1,000         $1
-------------- --------------- ------------- -------------- ---------------
Class A-2      $100,000,000.00 6.50%         $1,000         $1
-------------- --------------- ------------- -------------- ---------------
Class A-3      $26,800,000.00  6.50%         $1,000         $1
-------------- --------------- ------------- -------------- ---------------
Class A-4      $4,826,000.00   6.50%         $1,000         $1
-------------- --------------- ------------- -------------- ---------------
Class A-5      $7,621,000.00   6.50%         $1,000         $1
-------------- --------------- ------------- -------------- ---------------
Class A-6      $6,009,000.00   6.50%         $1,000         $1
-------------- --------------- ------------- -------------- ---------------
Class A-7      $8,456,429.00   6.90%         $1,000         $1
-------------- --------------- ------------- -------------- ---------------
Class A-8      $3,382,571.00   5.50%         $1,000         $1
-------------- --------------- ------------- -------------- ---------------
Class A-9      $325,000.00     6.50%         $1,000         $1
-------------- --------------- ------------- -------------- ---------------
Class A-10     $11,199,000.00  6.50%         $1,000         $1
-------------- --------------- ------------- -------------- ---------------
Class A-11     $50,559,000.00  5.75%         $1,000         $1
-------------- --------------- ------------- -------------- ---------------
Class A-12     $48,883,000.00  5.90%         $1,000         $1
-------------- --------------- ------------- -------------- ---------------
Class A-13     $76,367,000.00  6.35%         $1,000         $1
-------------- --------------- ------------- -------------- ---------------
Class A-14     $35,184,000.00  (1)           $1,000         $1
-------------- --------------- ------------- -------------- ---------------
Class A-PO     $748.966.00     (2)           $25,000        $1
-------------- --------------- ------------- -------------- ---------------
Class A-R      $100.00         6.50%         $100           N/A
-------------- --------------- ------------- -------------- ---------------
Class A-LR     $100.00         6.50%         $100           N/A
-------------- --------------- ------------- -------------- ---------------
Class B-1      $10,758,098.00  6.50%         $25,000        $1
-------------- --------------- ------------- -------------- ---------------
Class B-2      $3,752,825.00   6.50%         $25,000        $1
-------------- --------------- ------------- -------------- ---------------
Class B-3      $1,751,319.00   6.50%         $25,000        $1
-------------- --------------- ------------- -------------- ---------------
Class B-4      $1,751,319.00   6.50%         $25,000        $1
-------------- --------------- ------------- -------------- ---------------
Class B-5      $1,000,754.00   6.50%         $25,000        $1
-------------- --------------- ------------- -------------- ---------------
Class B-6      $1,001,140.77   6.50%         $25,000        $1
-------------- --------------- ------------- -------------- ---------------
Components     Initial         Component
               Component       Rate
               Balance or
               Notional
               Amount
-------------- --------------- ------------- -------------- ---------------
Class A-14     $5,833,731.00   6.50%         N/A            N/A
PAC IO A
-------------- --------------- ------------- -------------- ---------------
Class A-14     $4,512,277.00   6.50%         N/A            N/A
PAC IO B
-------------- --------------- ------------- -------------- ---------------
Class A-14     $4,948,000.00   6.50%         N/A            N/A
PAC
-------------- --------------- ------------- -------------- ---------------
Class A-14     $1,762,315.00   6.50%         N/A            N/A
TAC IO
-------------- --------------- ------------- -------------- ---------------
Class A-14     $30,236,000.00  6.50%         N/A            N/A
TAC
============== =============== ============= ============== ===============

---------------

(1) The Class A-14 Certificates will be deemed for purposes of the distribution of interest and principal to consist of five Components as described in the table. The Components are not severable.

(2) The Class A-PO Certificates will be Principal-Only Certificates and will not bear interest.


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 DEFINED TERMS. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 ACT: The Securities Act of 1933, as amended.

            ACCRETION TERMINATION DATE: For (a) the Class A-10 Certificates will be the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balance of the Class A-13 Certificates and the Component Balance of the Class A-14 TAC Component have been reduced to zero or (ii) the Senior Credit Support Depletion Date and (b) the Class A-14 TAC Component will be the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balance of the Class A-13 Certificates has been reduced to zero or (ii) the Senior Credit Support Depletion Date.

            ACCRUAL COMPONENT:  The Class A-14 TAC Component.

            ACCRUAL DISTRIBUTION AMOUNT: For any Distribution Date and the Class A-10 Certificates and the Accrual Component prior to the applicable Accretion Termination Date, an amount with respect to such Class or Component equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class or Component pursuant to Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount" or "Component Interest Distribution Amount," as applicable, and (ii) the amount allocated but not currently distributable as interest to such Class or Component pursuant to
Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount" or "Component Interest Distribution Amount," as applicable.

            ACCRUED CERTIFICATE INTEREST: For any Distribution Date and each interest-bearing Class (other than the Class A-14 Certificates), one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance. For any Distribution Date and the Class A-14 Certificates, the sum of Accrued Component Interest for each Component.

            ACCRUED COMPONENT INTEREST: For any Distribution Date and each Component, one month's interest accrued during the related Interest Accrual Period at the applicable Component Rate on the applicable Component Balance or Notional Amount.

            ADJUSTED POOL AMOUNT:  With respect to any  Distribution  Date,  the
Cut-Off Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

            ADJUSTED POOL AMOUNT (PO PORTION): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            ADVANCE:  A Periodic Advance or a Servicing Advance.

            AGREEMENT: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            AMOUNT HELD FOR FUTURE DISTRIBUTION: As to any Distribution Date, the total of the amounts held in the Servicer Custodial Accounts at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date.

            APPRAISED VALUE: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Insurance Policy in force.

            ASSIGNMENT OF MORTGAGE: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            AUTHENTICATING AGENTS:  As defined in Section 9.10.

            BA MORTGAGE LOAN PURCHASE AGREEMENT: The Mortgage Loan Purchase Agreement, dated March 25, 1999, between the BA Seller, as seller, and the Depositor, as purchaser.

            BA MORTGAGE LOANS: The Mortgage Loans serviced by the BA Servicer and identified on EXHIBIT D-1 as such Exhibit is amended from time to time to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement.

            BA SELLER: Bank of America, FSB, a federal savings bank, or its successor in interest, as seller of the BA Mortgage Loans under the BA Mortgage Loan Purchase Agreement.

            BA SERVICER: Bank of America, FSB, a federal savings bank, or its successor in interest, in its capacity as servicer of the BA Mortgage Loans, or any successor servicer appointed as herein provided.

            BA SERVICER CUSTODIAL ACCOUNT: The separate Eligible Account or Accounts created and maintained by the BA Servicer pursuant to Section 3.08(b).

            BANKRUPTCY LOSS:  Any Deficient Valuation or Debt Service Reduction.

            BANKRUPTCY LOSS AMOUNT: As of any Distribution Date, the Initial Bankruptcy Loss Amount less the aggregate amount of Bankruptcy Losses previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates.

            BOOK-ENTRY CERTIFICATE: All Classes of Certificates other than the Physical Certificates.

            BUSINESS DAY: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of California, the State of Virginia, the state in which the servicing offices of either Servicer are located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            BUYDOWN AGREEMENT: An agreement governing the application of Buydown Funds with respect to a Mortgage Loan.

            BUYDOWN FUNDS: Money advanced by a builder, seller or other interested party to reduce a Mortgagor's Monthly Payment during the initial years of a Mortgage Loan.

            CERTIFICATE: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 1999-2 that are issued pursuant to this Agreement.

            CERTIFICATE ACCOUNT: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 1999-2." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            CERTIFICATE BALANCE: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            CERTIFICATE OWNER: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            CERTIFICATE REGISTER: The register maintained pursuant to Section 6.02.

            CERTIFICATE REGISTRAR: The registrar appointed pursuant to Section 6.02.

            CERTIFICATEHOLDER: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, either Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            CLASS: As to the Certificates, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-PO, Class A-R, Class
A-LR, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

            CLASS A CERTIFICATES: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-PO, Class A-R and Class A-LR Certificates.

            CLASS A-3 PERCENTAGE: As to any Distribution Date, the percentage equivalent (carried to six places rounded up) of a fraction the numerator of which is the Class Certificate Balance of the Class A-3 Certificates immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Senior Certificates (other than the Class A-PO Certificates) immediately prior to such date.

            CLASS A-3 PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date, the lesser of (i) the Class Certificate Balance of the Class A-3 Certificates and (ii) the product of (a) the Class A-3 Shift Percentage, (b) the Class A-3 Percentage and (c) the Senior Principal Distribution Amount.

            CLASS A-3 SHIFT PERCENTAGE: As to any Distribution Date, the percentage indicated below:


DISTRIBUTION DATE OCCURRING IN                    CLASS A-3 SHIFT PERCENTAGE
------------------------------                    --------------------------
April 1999 through March 2004..................   0%
April 2004 through March 2005..................   30%
April 2005 through March 2006..................   40%
April 2006 through March 2007..................   60%
April 2007 through March 2008..................   80%
April 2008 and thereafter......................   100%

            CLASS A-9 LOSS ALLOCATION AMOUNT: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class Certificate Balance of the Class A-9 Certificates with respect to such Distribution Date prior to any reduction for the Class A-9 Loss Allocation Amount and (b) the sum of the Class A-14 PAC Component Loss Amount and the Class A-14 TAC Component Loss Amount with respect to such Distribution Date.

            CLASS A-14 PAC COMPONENT LOSS AMOUNT: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the amount, if any, by which the Component Balance of the Class A-14 PAC Component would be reduced as a result of the allocation of any Realized Loss (other than an Excess
Loss) to such Component pursuant to Section 5.03(a)(ii)(1) or the allocation of any reduction pursuant to Section 5.03(b) to such Component, in each case without regard to the operation of Section 5.03(f).

            CLASS A-14 PAC IO A NOTIONAL AMOUNT: As to any Distribution Date and the Class A-14 PAC IO A Component, 11.53846154% of the Class Certificate Balance of the Class A-11 Certificates immediately prior to such date.

            CLASS A-14 PAC IO B NOTIONAL AMOUNT: As to any Distribution Date and the Class A-14 PAC IO B Component, 9.23076923% of the Class Certificate Balance of the Class A-12 Certificates immediately prior to such date.

            CLASS A-14 TAC COMPONENT LOSS AMOUNT: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the amount, if any, by which the Component Balance of the Class A-14 TAC Component would be reduced as a result of the allocation of any Realized Loss (other than an Excess
Loss) to such Component pursuant to Section 5.03(a)(ii)(1) or the allocation of any reduction pursuant to Section 5.03(b) to such Component, in each case without regard to the operation of Section 5.03(f).

            CLASS A-14 TAC IO NOTIONAL AMOUNT: As to any Distribution Date and the Class A-14 TAC IO Component, 2.30769231% of the Class Certificate Balance of the Class A-13 Certificates immediately prior to such date.

            CLASS A-PO DEFERRED AMOUNT: As to any Distribution Date prior to the Senior Credit Support Depletion Date, the aggregate of the applicable PO Percentage of each Realized Loss, other than an Excess Loss, to be allocated to the Class A-PO Certificates on such Distribution Date or previously allocated to the Class A-PO Certificates and not yet paid to the Holders of the Class A-PO Certificates pursuant to Section 5.02(a)(iii).

            CLASS B CERTIFICATES: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

            CLASS CERTIFICATE BALANCE: With respect to any Class (other than the Class A-14 Certificates) and any date of determination, the Initial Class
Certificate Balance of such Class (plus, in the case of the Class A-10 Certificates, any Accrual Distribution Amounts previously allocated thereto) minus the sum of (i) all distributions of principal made with respect thereto,
(ii) all Realized Losses allocated thereto pursuant to Section 5.03(a), (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b) and (iv) in the case of the Class A-9 Certificates, any reduction allocated thereto pursuant to Section 5.03(f). The Class Certificate Balance of the Class A-14 Certificates will equal the sum of the Component Balances of the Class A-14 PAC Component and the Class A-14 TAC Component.

            CLASS INTEREST SHORTFALL: For any Distribution Date and each interest-bearing Class (other than the Class A-14 Certificates), the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class (or, in the case of the Class A-10 Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (i) of the definition thereof, but not distributed as interest on the Class A-10 Certificates) on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount".

            CLASS UNPAID INTEREST SHORTFALL: As to any Distribution Date and each interest-bearing Class (other than the Class A-14 Certificates), the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class (or, in the case of the Class A-10 Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (ii) of the definition thereof, but not distributed as interest on the Class A-10 Certificates) on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount".

            CLOSING DATE:  March 25, 1999.

            CODE:  The Internal Revenue Code of 1986, as amended.

            COMPENSATING INTEREST:  As defined in Section 3.17.

            COMPONENT BALANCE: With respect to the Class A-14 PAC Component and Class A-14 TAC Component, and any date of determination, the Initial Component Balance of such Component (plus, in the case of the Class A-14 TAC Component, any Accrual Distribution Amounts previously allocated thereto) minus the sum of
(i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a) and (iii) all other reductions in Component Balance previously allocated thereto pursuant to Section 5.03(b); provided, however, that the Component Balance of such Component will not be reduced pursuant to clauses (ii) and (iii) in accordance with the provisions of Section 5.03(f). The Class A-14 PAC IO A Component, the Class A-14 PAC IO B Component and the Class A-14 TAC IO Component are interest-only Components and have no Component Balance.

            COMPONENT INTEREST DISTRIBUTION AMOUNT: For any Distribution Date and each Component, the sum of (i) the Accrued Component Interest, subject to reduction pursuant to Section 5.02(c), and (ii) any Component Unpaid Interest Shortfall for such Component.

            COMPONENT INTEREST SHORTFALL: For any Distribution Date and each Component, the amount by which Accrued Component Interest for such Component (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Component (or, in the case of the Class A-14 TAC Component prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (i) of the definition thereof, but not distributed as interest on the Class A-14 TAC Component) on such Distribution Date pursuant to clause (i) of the definition of "Component Interest Distribution Amount."

            COMPONENT RATE: As to each Component, the per annum rate set forth in the Preliminary Statement.

            COMPONENT UNPAID INTEREST SHORTFALL: As to any Distribution Date and Component, the amount by which the aggregate Component Interest Shortfalls for such Component on prior Distribution Dates exceeds the amount of interest actually distributed on such Component (including, in the case of the Class A-14 TAC Component prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (ii) of the definition thereof, but not distributed as interest on the Class A-14 TAC
Component) on such prior Distribution Dates pursuant to clause (ii) of the definition of "Component Interest Distribution Amount."

            CORPORATE TRUST OFFICE: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 101 Barclay Street - 12E, New York, New York 10286, Attention: Corporate Trust - MBS (Fax:
(212) 815-5309).

            CORRESPONDING UPPER-TIER CLASS, CLASSES, COMPONENT OR COMPONENTS: As
to  the  following   Uncertificated  Lower-Tier   Interests,   the Corresponding
Upper-Tier Class, Classes, Component or Components, as follows:

            UNCERTIFICATED LOWER-TIER       Corresponding Upper-Tier Class,
            INTEREST                        Classes, Component or Components

            Class A-L1 Interest             Class A-1 Certificates, Class A-2
                                            Certificates, Class A-3
                                            Certificates, Class A-4
                                            Certificates, Class A-5
                                            Certificates, Class A-6
                                            Certificates, Class A-9
                                            Certificates, Class A-10
                                            Certificates, Class A14 PAC
                                            Component and Class A-14 TAC
                                            Component

            Class A-L7 Interest             Class A-7 Certificates

            Class A-L8 Interest             Class A-8 Certificates

            Class A-L11 Interest            Class  A-11  Certificates  and Class
                                            A-14 PAC IO A Component

            Class A-L12 Interest            Class  A-12  Certificates  and Class
                                            A-14 PAC IO B Component

            Class A-L13 Interest            Class  A-13  Certificates  and Class
                                            A-14 TAC IO Component

            Class A-LPO Interest            Class A-PO Certificates

            Class A-LUR Interest            Class A-R Certificate

            Class B-L1 Interest             Class B-1 Certificates

            Class B-L2 Interest             Class B-2 Certificates

            Class B-L3 Interest             Class B-3 Certificates

            Class B-L4 Interest             Class B-4 Certificates

            Class B-L5 Interest             Class B-5 Certificates

            Class B-L6 Interest             Class B-6 Certificates

            CUSTODIAN: Any Custodian appointed by the Trustee in accordance with the terms of this Agreement.

            CUSTOMARY SERVICING PROCEDURES: With respect to each Servicer, procedures (including collection procedures) that such Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            CUT-OFF DATE:  March 1, 1999.

            CUT-OFF DATE POOL PRINCIPAL BALANCE: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans which is $500,376,622.26.

            CUT-OFF DATE PRINCIPAL BALANCE: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            DEBT SERVICE REDUCTION: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the related Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the related Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            DEBT SERVICE REDUCTION MORTGAGE LOAN: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            DEFECTIVE MORTGAGE LOAN: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.05.

            DEFICIENT VALUATION: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the related Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the related Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            DEFICIENT VALUATION MORTGAGE LOAN: Any Mortgage Loan that became the subject of a Deficient Valuation.

            DEFINITIVE CERTIFICATES: As defined in Section 6.02(c)(iii).

            DEPOSITOR: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            DEPOSITORY: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            DETERMINATION DATE: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            DISCOUNT MORTGAGE LOAN: Any Mortgage Loan with a Net Mortgage Interest Rate that is less than 6.50% per annum.

            DISTRIBUTION DATE: The 25th day of each month beginning in April 1999 (or, if such day is not a Business Day, the next Business Day).

            DUE DATE: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            ELIGIBLE ACCOUNT:  Any of (i) an account or accounts maintained with
(a) NationsBank, N.A. or any successor thereto, (b) Bank of America, FSB, or (c) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA   RESTRICTED   CERTIFICATES:   The   Class  A-9  and  Class  B
Certificates.

            ESCROW ACCOUNT:  As defined in Section 3.09.

            ESCROW PAYMENTS: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            EVENT OF DEFAULT:  As defined in Section 8.01.

            EXCESS LOSSES: For any Distribution Date, the amount of any (i) Fraud Losses in excess of the Fraud Loss Amount, (ii) Special Hazard Losses in excess of the Special Hazard Loss Amount or (iii) Bankruptcy Losses in excess of the Bankruptcy Loss Amount.

            EXCESS PROCEEDS: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the related Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            FINAL DISTRIBUTION DATE: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            FINANCIAL MARKET SERVICE: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            FITCH:  Fitch IBCA, Inc., or any successor thereto.

            FNMA:  Fannie Mae, or any successor thereto.

            FRACTIONAL INTEREST:  As defined in Section 5.02(d).

            FRAUD LOSS:  Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

            FRAUD LOSS AMOUNT: For each Distribution Date occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates. Thereafter, the Fraud Loss Amount shall be equal to the lesser of (i) the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates and (ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the third anniversary of the Cut-Off Date, 1% of the Pool Stated Principal Balance, (b) during the period from the day after the third anniversary through the fifth anniversary of the Cut-Off Date, 0.5% of the Pool Stated Principal Balance, and
(c) after the fifth anniversary of the Cut-Off Date, zero.

            HOLDER:  A Certificateholder.

            INDEPENDENT: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicers,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or either Servicer or in an affiliate of any of them, and (iii) is not connected with the Depositor or either Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            INDIRECT DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

            INITIAL BANKRUPTCY LOSS AMOUNT: $145,566.42.

            INITIAL CLASS CERTIFICATE BALANCE: As to each Class of Certificates, the Class Certificate Balance set forth in the Preliminary Statement.

            INITIAL COMPONENT BALANCE: As to the Class A-14 PAC Component and the Class A-14 TAC Component, the Component Balance set forth in the Preliminary Statement. The Class A-14 PAC IO A Component, the Class A-14 PAC IO B Component and the Class A-14 TAC IO Component are interest-only Components and have no Initial Component Balance.

            INITIAL FRAUD LOSS AMOUNT: $5,003,766.22.

            INITIAL SPECIAL HAZARD AMOUNT: $5,093,858.04.

            INSURANCE POLICY: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            INSURANCE PROCEEDS: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            INSURED EXPENSES: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            INTEREST ACCRUAL PERIOD: As to any Distribution Date and each Class of Certificates (other than the Class A-14 and Class A-PO Certificates) and each Component, the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

            INTEREST DISTRIBUTION AMOUNT: For any Distribution Date and each interest-bearing Class (other than the Class A-14 Certificates), the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class. For any Distribution Date and the Class A-14 Certificates, the sum of the Component Interest Distribution Amounts.

            LIQUIDATED MORTGAGE LOAN: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the related Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            LIQUIDATION PROCEEDS: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            LOAN-TO-VALUE RATIO: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            LOWER-TIER DISTRIBUTION AMOUNT:  As defined in Section 5.02(a).

            LOWER-TIER REMIC: As defined in the Preliminary Statement, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            MONTHLY PAYMENT: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            MORTGAGE: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            MORTGAGE FILE: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            MORTGAGE INTEREST RATE: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

            MORTGAGE LOAN PURCHASE AGREEMENT: Each of the BA Mortgage Loan Purchase Agreement and the NMC Mortgage Loan Purchase Agreement.

            MORTGAGE LOAN SCHEDULE: The list of Mortgage Loans (as from time to time amended by the applicable Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as EXHIBIT D-1 and EXHIBIT D-2, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan;
(xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; and (xv) the Appraised Value. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            MORTGAGE LOANS: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            MORTGAGE NOTE: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            MORTGAGED  PROPERTY:  The  underlying  property  securing a Mortgage
Loan.

            MORTGAGOR:  The obligor on a Mortgage Note.

            NET MORTGAGE INTEREST RATE: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the related Servicing Fee Rate and the Trustee Fee Rate.

            NMC MORTGAGE LOAN PURCHASE AGREEMENT: The Mortgage Loan Purchase Agreement, dated March 25, 1999, between the NMC Seller, as seller, and the Depositor, as purchaser.

            NMC MORTGAGE LOANS: The Mortgage Loans serviced by the NMC Servicer and identified on EXHIBIT D-2 as such Exhibit is amended from time to time to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement.

            NMC SELLER: NationsBanc Mortgage Corporation, a Texas corporation, or its successor in interest, as seller of the NMC Mortgage Loans under the NMC Mortgage Loan Purchase Agreement.

            NMC SERVICER: NationsBanc Mortgage Corporation, a Texas corporation, or its successor in interest, in its capacity as servicer of the NMC Mortgage Loans, or any successor servicer appointed as herein provided.

            NMC SERVICER CUSTODIAL ACCOUNT: The separate Eligible Account or Accounts created and maintained by the NMC Servicer pursuant to Section 3.08(b).

            NON-PO PERCENTAGE: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan and the denominator of which is 6.50%. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

            NON-PO PRINCIPAL AMOUNT: As to any Distribution Date, the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal
Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            NON-SUPPORTED INTEREST SHORTFALLS: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

            NON-U.S. PERSON:  A Person other than a U.S. Person.

            NONRECOVERABLE ADVANCE: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the related Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            NOTIONAL AMOUNT: As to any Distribution Date, the Class A-14 PAC IO A Notional Amount, the Class A-14 PAC IO B Notional Amount or the Class A-14 TAC IO Notional Amount.

            OFFERED CERTIFICATES: The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            OFFICER'S CERTIFICATE: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or either Servicer, as the case may be, and delivered to the Trustee.

            OPINION OF COUNSEL: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or a Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as two separate REMICs or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            ORIGINAL FRACTIONAL INTEREST: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                       Class B-1               1.85%
                       Class B-2               1.10%
                       Class B-3               0.75%
                       Class B-4               0.40%
                       Class B-5               0.20%
                       Class B-6               0.00%

            ORIGINAL SUBORDINATE CERTIFICATE BALANCE: $20,015,455.77.

            OTS: The Office of Thrift Supervision.

            OUTSTANDING MORTGAGE LOAN: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections
2.02 or 2.05.

            OWNERSHIP INTEREST: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            PAC PRINCIPAL AMOUNT: As to any Distribution Date and for the Class A-11 or Class A-12 Certificates or the Class A-14 PAC Component, the amount, if any, that would reduce the Class Certificate Balance or Component Balance thereof to the balance shown in the tables set forth in EXHIBIT K with respect to such Distribution Date.

            PASS-THROUGH RATE: As to each Class of interest-bearing Certificates (other than the Class A-14 Certificates), the per annum rate set forth in the Preliminary Statement.

            PAYING AGENT:  As defined in Section 9.13.

            PERCENTAGE INTEREST: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate by the Initial Class Certificate Balance of the Class of which such Certificate is a part.

            PERIODIC ADVANCE: The payment required to be made by a Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) serviced by such Servicer that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that such Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            PERMITTED INVESTMENTS:  One or more of the following:

     (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

     (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "A-1" by S&P and "F-1" by Fitch;

     (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "A-1" by S&P and "F-1" by Fitch;

     (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "A-1" by S&P and "F-1" by Fitch;

     (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated either "AAAm" or "AAAm G" by S&P, and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

     (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by either Servicer, will not affect the qualification of either of the REMICs as a REMIC;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            PERMITTED TRANSFEREE: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone  cooperatives  described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by either Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            PERSON: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            PHYSICAL CERTIFICATES: The Class B-4, Class B-5, Class B-6, Class A-R and Class A-LR Certificates.

            PLAN:  As defined in Section 6.02(e).

            PO PERCENTAGE: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

            PO PRINCIPAL AMOUNT: As to any Distribution Date, the sum of the applicable PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            POOL DISTRIBUTION AMOUNT: As to any Distribution Date, the excess of
(a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment (net of the Servicing Fee) and the principal portion of any Monthly Payment due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicers in respect of such Distribution Date deposited to the Servicer Custodial Accounts pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received during the preceding calendar month and deposited to the Servicer Custodial Accounts pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Accounts pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Accounts deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date; over
(b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Accounts pursuant to clauses (i) through (vii), inclusive, of Section 3.11(a) and (ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b).

            POOL STATED PRINCIPAL BALANCE: As to any Distribution Date, the aggregate Stated Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            PREPAYMENT INTEREST SHORTFALL: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            PRIMARY INSURANCE POLICY: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            PRINCIPAL-ONLY CERTIFICATES: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class A-PO Certificates are the sole Class of Principal-Only Certificates.

            PRINCIPAL PREPAYMENT: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            PRINCIPAL PREPAYMENT IN FULL: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            PRIVATE CERTIFICATES: The Class B-4, Class B-5 and Class B-6 Certificates.

            PRO  RATA  SHARE:  As to any  Distribution  Date  and any  Class  of
Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            QUALIFIED APPRAISER: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            RATING AGENCY: Each of Fitch and S&P. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            REALIZED LOSS: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            RECORD DATE: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            REFINANCE MORTGAGE LOAN: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            REGULAR CERTIFICATES: As defined in the Preliminary Statement hereto.

            RELIEF ACT: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            RELIEF ACT REDUCTION: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC CERTIFICATE MATURITY DATE: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.08.

            REMIC PROVISIONS: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            REMITTANCE DATE: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO DISPOSITION PERIOD:  As defined in Section 3.14.

            REO PROCEEDS:  Proceeds,  net of any related expenses of the related
Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO PROPERTY: A Mortgaged Property acquired by a Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            REPURCHASE PRICE: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.05, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            REQUEST FOR RELEASE: The Request for Release submitted by a Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of EXHIBIT E.

            REQUIRED INSURANCE POLICY: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            RESIDUAL CERTIFICATE: Either of the Class A-R or Class A-LR Certificate.

            RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            RESTRICTED CLASSES: As defined in Section 5.02(d).

            S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            SELLER: With respect to the BA Loans, the BA Seller and, with respect to the NMC Loans, the NMC Seller.

            SENIOR CERTIFICATES: The Class A Certificates.

            SENIOR CREDIT SUPPORT DEPLETION DATE: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

            SENIOR PERCENTAGE: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date.

            SENIOR PREPAYMENT PERCENTAGE: For any Distribution Date during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur unless both of the Senior Step Down Conditions are satisfied.

            SENIOR PRINCIPAL DISTRIBUTION AMOUNT: As to any Distribution Date, the sum of (i) the Senior Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO
Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount will be reduced on the related Distribution Date by the Senior Percentage of the Non-PO Percentage of the principal portion of such Debt Service Reduction.

            SENIOR STEP DOWN CONDITIONS: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                                PERCENTAGE OF
                                             ORIGINAL SUBORDINATE
DISTRIBUTION DATE OCCURRING                  CERTIFICATE BALANCE
---------------------------                  -------------------


April 2004 through March 2005                        30%

April 2005 through March 2006                        35%

April 2006 through March 2007                        40%

April 2007 through March 2008                        45%

April 2008 and thereafter                            50%

            SERVICER: With respect to the BA Mortgage Loans, the BA Servicer and, with respect to the NMC Mortgage Loans, the NMC Servicer.

            SERVICER ADVANCE DATE: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            SERVICER CUSTODIAL ACCOUNT: The NMC Servicer Custodial Account or the BA Servicer Custodial Account, as applicable.

            SERVICER'S CERTIFICATE: The monthly report required by Section 4.01.

            SERVICING ADVANCES: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by either Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to such Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            SERVICING FEE: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the related Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. Each Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by such Servicer, or as otherwise provided under Section 3.11.

            SERVICING FEE RATE: With respect to each Mortgage Loan, the per annum rate equal to (i) the related Mortgage Interest Rate less (ii) the sum of 6.50% and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate will not be less than 0.25% per annum with respect to any Mortgage Loan.

            SERVICING FILE: The items pertaining to a particular Mortgage Loan referred to in EXHIBIT J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            SERVICING OFFICER: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by such Servicer, as such list may from time to time be amended.

            SIMILAR LAW:  As defined in Section 6.02(e).

            SPECIAL HAZARD LOSS: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

            (a) (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

            (ii)  settling,   subsidence,   cracking,   shrinkage,  building  or
      expansion of pavements, foundations, walls, floors, roofs or ceilings;

            (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (c) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

            (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

            (ii) any weapon of war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war; or

            (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

            SPECIAL HAZARD LOSS AMOUNT: As to any Distribution Date, the lesser of (a) the greatest of (i) 1% of the Pool Stated Principal Balance of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balance of all Mortgage Loans secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. The Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

            SPECIAL HAZARD MORTGAGE LOAN: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

            STATED PRINCIPAL BALANCE: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            SUBORDINATE CERTIFICATES:  The Class B Certificates.

            SUBORDINATE PERCENTAGE: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

            SUBORDINATE PREPAYMENT PERCENTAGE: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

            SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Distribution Date, an amount equal to the sum of (i) the Subordinate Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount will be reduced on the related Distribution Date by the Subordinate Percentage of the applicable Non-PO Percentage of the principal portion of such Debt Service Reduction.

            SUBSERVICER: Any Person with which a Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            SUBSERVICING   AGREEMENT:   Any  subservicing  agreement  between  a
Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            SUBSTITUTE MORTGAGE LOAN: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (v) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            SUBSTITUTION ADJUSTMENT AMOUNT:  As defined in Section 2.02.

            TAC GROUP: The Class A-13 Certificates and the Class A-14 TAC Component, collectively.

            TAC PRINCIPAL AMOUNT: As to any Distribution Date and for the TAC Group, the amount, if any, that would reduce the balance of the TAC Group to the balance shown in the table set forth in EXHIBIT K with respect to such Distribution Date.

            TAX MATTERS PERSON: The person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            TREASURY   REGULATIONS:   The   final  and   temporary   regulations
promulgated under the Code by the U.S. Department of the Treasury.

            TRUST:  The trust created by this Agreement.

            TRUST ESTATE: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Accounts or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Insurance Policies and any other Required Insurance Policy.

            TRUSTEE: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            TRUSTEE FEE: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            TRUSTEE FEE RATE: With respect to each Mortgage Loan, 0.0035% per annum.

            UNCERTIFICATED LOWER-TIER INTEREST: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 5.02(a) hereof. Any of the Class A-L1, Class A-L7, Class A-L8, Class A-L11, Class A-L12, Class A-L13, Class A-LPO, Class A-LUR, Class B-L1, Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class B-L6 Interests are Uncertificated Lower-Tier Interests.

            UNDERWRITING GUIDELINES: The underwriting guidelines of the Bank of America, FSB or NationsBanc Mortgage Corporation, as applicable.

            UPPER-TIER CERTIFICATE: Any one of the Class A Certificates (other than the Class A-LR Certificate) and the Class B Certificates.

            UPPER-TIER   CERTIFICATE  ACCOUNT:  The  separate  Eligible  Account
established and maintained by the Trustee pursuant to Section 3.08(f).

            UPPER-TIER REMIC: As defined in the Preliminary Statement, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

            U.S. PERSON: A citizen or resident of the United States, a corporation or partnership (except to the extent provided in applicable Treasury Regulations) created or organized in or under the laws of the United States, any State thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate that is subject to United States federal income tax, regardless of the source of its income, or a trust, if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            VOTING RIGHTS: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holders of the Residual Certificates, and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 INTEREST CALCULATIONS. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01      CONVEYANCE OF MORTGAGE LOANS.

            (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

               (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New
      York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

               (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

               (iii) subject to the proviso at the end of this paragraph, a duly executed Assignment of Mortgage to "The Bank of New York, as trustee for the holders of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 1999-2" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office;

               (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

               (v) the original or duplicate original mortgagee title insurance policy and all riders thereto;

               (vi) the original of any guarantee executed in connection with the Mortgage Note;

               (vii) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation; and

               (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage;

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the related Servicer to retain the completed Assignment of Mortgage for recording as described below. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

            If in  connection  with any Mortgage  Loans,  the  Depositor  cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the related Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or either Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the related Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicers shall (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which a Servicer has not received the information required to prepare such assignment in recordable form, such Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required if the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the related Servicer to deposit in the related Servicer Custodial Account the portion of such payment that is required to be deposited in such Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 ACCEPTANCE BY THE TRUSTEE OF THE MORTGAGE LOANS. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the related Servicer and the Depositor, or shall cause the Custodian to promptly so notify the related Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage, and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The applicable Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan serviced by such Servicer that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and such Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to
Section 2.05. Upon any such substitution and the deposit to the related Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "SUBSTITUTION ADJUSTMENT AMOUNT") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. Each Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into such Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE NMC SERVICER.

            The NMC Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

               (i) The NMC Servicer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the NMC Servicer. The NMC Servicer has corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the NMC Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the NMC Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the NMC Servicer to make this Agreement valid and binding upon the NMC Servicer in accordance with its terms.

               (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the NMC Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

               (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the NMC Servicer and will not result in the breach of any term or provision of the charter or by-laws of the NMC Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the NMC Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the NMC Servicer or its property is subject.

               (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the NMC Servicer, threatened against the NMC Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the NMC Servicer, or in any material impairment of the right or ability of the NMC Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the NMC Servicer contemplated herein, or which would materially impair the ability of the NMC Servicer to perform under the terms of this Agreement.

               (v) The NMC Servicer is working to modify its computer and other systems used in servicing the Mortgage Loans to operate in a manner such that, on and after January 1, 2000, the NMC Servicer can service the Mortgage Loans in accordance with the terms of this Agreement.

            The representations and warranties made or assigned pursuant to this
Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BA SERVICER.

            The BA Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

                (i) The BA Servicer is a federal savings bank duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the BA Servicer. The BA Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the BA Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the BA Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the BA Servicer to make this Agreement valid and binding upon the BA Servicer in accordance with its terms.

                (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the BA Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

                (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the BA Servicer and will not result in the breach of any term or provision of the charter or by-laws of the BA Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the BA Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the BA Servicer or its property is subject.

                (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the BA Servicer, threatened against the BA Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the BA Servicer, or in any material impairment of the right or ability of the BA Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the BA Servicer contemplated herein, or which would materially impair the ability of the BA Servicer to perform under the terms of this Agreement.

                (v) The BA Servicer is working to modify its computer and other systems used in servicing the Mortgage Loans to operate in a manner such that, on and after January 1, 2000, the BA Servicer can service the Mortgage Loans in accordance with the terms of this Agreement.

            The  representations  and  warranties  made pursuant to this Section
2.04 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.05 REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR AS TO THE MORTGAGE LOANS.

            The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

                (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

                (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

                (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

                (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

                (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

                (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

                (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing
      Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

                (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, and (C) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

                (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

                (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

                (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

                (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

                (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

                (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

                (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

                (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

                (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

                (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 30-year fixed rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

                (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

                (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

                (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

                (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

                (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

                (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

                (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and, except as to 0.07% of the Mortgage Loans (by Cut-Off Date Principal Balance), no Mortgage Loan contains any "buydown" provision.

                (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

                (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

                (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

                (xxix) The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

                (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

                (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

                (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

                (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

                (xxxiv) The Mortgage Loan was  underwritten  in accordance  with
      the  applicable   Underwriting   Guidelines  in  effect  at  the  time  of
      origination with exceptions thereto exercised in a reasonable manner.

                (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

                (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

                (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

                (xxxviii)  Each Mortgage Loan is a "qualified  mortgage"  within
      Section 860G(a)(3) of the Code.

                (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged
Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.05 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, either Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this Section 2.05 is not accurate (referred to herein as a "BREACH") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; PROVIDED that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.06 DESIGNATION OF INTERESTS IN THE REMICS. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-14, Class A-R and Class A-LR Certificates), the Classes of Class B Certificates and the Components as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates the Class A-L1 Interest, Class A-L7 Interest, Class A-L8 Interest, Class A-L11 Interest, Class A-L12 Interest, Class A-L13 Interest, Class A-LPO Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest as classes of "regular interests" and the Class A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.07 DESIGNATION OF START-UP DAY. The Closing Date is hereby designated as the "start-up day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.08 REMIC CERTIFICATE MATURITY DATE. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is April 25, 2029.

            Section 2.09 EXECUTION AND DELIVERY OF CERTIFICATES. The Trustee (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and the Certificateholders and (ii) has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 SERVICERS TO SERVICE MORTGAGE LOANS. For and on behalf of the Certificateholders, the NMC Servicer shall service and administer the NMC Mortgage Loans and the BA Servicer shall service and administer the BA Mortgage Loans, each in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, each Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in
Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. Each Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, each Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when such Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. Each Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable such Servicer to service and administer the Mortgage Loans it services to the extent that such Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the related Servicer, shall promptly execute such documents and deliver them to the related Servicer.

            In accordance with the standards of the preceding paragraph, each Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicers, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of each Servicer (and of any successor to either Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 SUBSERVICING; ENFORCEMENT OF THE OBLIGATIONS OF SERVICERS.

            (a) Either Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between a Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, such Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if such Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the related Servicer with the same force and effect as if performed directly by such Servicer.

            (b) For purposes of this Agreement, each Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to such Servicer.

            (c) As part of its servicing activities hereunder, each Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by such Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the related Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The related Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by a Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of such Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of such Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the related Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03    FIDELITY BOND; ERRORS AND OMISSIONS INSURANCE.

            Each Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure such Servicer against losses resulting from dishonest or fraudulent acts committed by such Servicer's personnel, any employees of outside firms that provide data processing services for such Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure such Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve such Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to such Servicer by express waiver of FNMA or FHLMC.

            Section 3.04   ACCESS TO CERTAIN DOCUMENTATION.

            Each Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans serviced by such Servicer. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by such Servicer. Nothing in this Section 3.04 shall limit the obligation of such Servicer to observe any applicable law and the failure of such Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05   MAINTENANCE OF PRIMARY MORTGAGE INSURANCE
                           POLICY; CLAIMS.

            With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The related Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the related Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the related Servicer shall notify the Trustee in writing, it being understood that such Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If such Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, such Servicer shall obtain from another insurer which meets the requirements of this Section 3.05 a replacement insurance policy. A Servicer shall not take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of such Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the related Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the related Servicer shall obtain a replacement Primary Insurance Policy as provided above.

            In connection with its activities as servicer, each Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan serviced by such Servicer. Pursuant to Section 3.09(a), any amounts collected by a Servicer under any Primary Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            Section 3.06 RIGHTS OF THE DEPOSITOR AND THE TRUSTEE IN RESPECT OF THE SERVICERS.

            The Depositor may, but is not obligated to, enforce the obligations of each Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of either Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of such Servicer hereunder; provided that a Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by a Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of a Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the applicable Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. Each Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether each Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07   TRUSTEE TO ACT AS SERVICER.

            If either Servicer shall for any reason no longer be a Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of such Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of such Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of such Servicer hereunder). Any such assumption shall be subject to
Section 7.02. If either Servicer shall for any reason no longer be a Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of such Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the related Servicer's interest therein and to have replaced such Servicer as a party to any Subservicing Agreement entered into by such Servicer as contemplated by Section
3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that such Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            Each Servicer that is no longer a Servicer hereunder shall, upon request of the Trustee, but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 COLLECTION OF MORTGAGE LOAN PAYMENTS; SERVICER CUSTODIAL ACCOUNTS; CERTIFICATE ACCOUNT AND UPPER-TIER CERTIFICATE ACCOUNT.

            (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, each Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, each Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, either Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that a Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer permitting such arrangement shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. A Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The NMC Servicer shall establish and maintain the NMC Servicer Custodial Account. The BA Servicer shall establish and maintain the BA Servicer Custodial Account. The NMC Servicer shall deposit or cause to be deposited into the NMC Servicer Custodial Account and the BA Servicer shall deposit or cause to be deposited into the BA Servicer Custodial Account, both on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by such Servicer in respect of Mortgage Loans it services subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

                (i) all payments on account of principal of such Mortgage Loans, including Principal Prepayments;

                (ii) all payments on account of interest on such Mortgage Loans, net of the Servicing Fee;

                (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

                (iv) any amount required to be deposited by such Servicer pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to such Servicer Custodial Account;

                (v) any amounts required to be deposited by such Servicer pursuant to Section 3.14;

                (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by such Servicer;

                (vii)  Periodic  Advances  made by  such  Servicer  pursuant  to
      Section 3.20 and any payments of Compensating Interest; and

                (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Accounts by the Servicers shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicers. If a Servicer shall deposit in the related Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining such Servicer Custodial Account to withdraw such amount from such Servicer Custodial Account, any provision herein to the contrary notwithstanding. Each Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the applicable Servicer or serviced by such Servicer on behalf of others. Notwithstanding such commingling of funds, each Servicer shall keep records that accurately reflect the funds on deposit in the applicable Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. Each Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in a Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

                (i) the aggregate amount remitted by each Servicer to the Trustee pursuant to Section 3.11(a)(viii);

                (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

                (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

            If a Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a Servicer.

            (d) Each institution at which either Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the NMC Servicer (with respect to the NMC Servicer Custodial Account), the BA Servicer (with respect to the BA Servicer Custodial Account) or the Trustee (with respect to the Certificate Account) in Permitted Investments, which shall mature not later than (i) in the case of either Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain (net of any losses) realized from any such investment of funds on deposit in the NMC Servicer Custodial Account shall be for the benefit of the NMC Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the BA Servicer Custodial Account shall be for the benefit of the BA Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the NMC Servicer Custodial Account, the BA Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the NMC Servicer in the NMC Servicer Custodial Account, the BA Servicer in the BA Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

            (e) A Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by such Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicers, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The creation of any Servicer Custodial Account shall be evidenced by a certification substantially in the form of EXHIBIT F hereto. A copy of such certification shall be furnished to the Trustee.

            (f)   The  Trustee  shall  establish  and  maintain  the  Upper-Tier
Certificate   Account.   On  each   Distribution  Date  (other  than  the  Final
Distribution Date, if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Trustee shall, from funds available on deposit in the Certificate Account, deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account, the Lower-Tier Distribution Amount.

            Section 3.09 COLLECTION OF TAXES, ASSESSMENTS AND SIMILAR ITEMS; ESCROW ACCOUNTS.

            (a) To the extent required by the related Mortgage Note and not violative of current law, each Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan serviced by such Servicer which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "ESCROW ACCOUNT"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 1999-2 and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. Each Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans serviced by such Servicer, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property; (iii) all amounts representing proceeds of any Primary Insurance Policy; and (iv) all amounts representing Buydown Funds. Nothing herein shall require either Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the related Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse such Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by such Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the related Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law, (v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account,
(vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account; (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01; or (xii) to deposit in the related Servicer Custodial Account amounts available in accordance with any Buydown Agreement. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan it services, each Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage. Each Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by such Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the related Servicer shall determine that any such payments are made by the Mortgagor. The related Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The related Servicer shall advance any such payments that are not timely paid, but such Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of such Servicer, will be recoverable by such Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS.

            Each Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans serviced by said Servicer and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the applicable Servicer.

            Upon reasonable advance notice in writing, each Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans serviced by such Servicer sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that such Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by such Servicer in providing such reports and access.

            Section 3.11 PERMITTED WITHDRAWALS FROM THE SERVICER CUSTODIAL ACCOUNTS, CERTIFICATE ACCOUNT AND UPPER-TIER CERTIFICATE ACCOUNT.

            (a) The NMC Servicer may from time to time make withdrawals from the NMC Servicer Custodial Account, and the BA Servicer may from time to time make withdrawals from the BA Servicer Custodial Account, for the following purposes:

                (i) to pay to the related Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to
      Section 3.17, and to pay to the related Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the related Servicer Custodial Account;

                (ii) to reimburse the related Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

                (iii) to reimburse the related Servicer for any Nonrecoverable Advance previously made;

                (iv) to reimburse the related Servicer for Insured Expenses from the related Insurance Proceeds;

                (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.05, all amounts received thereon after the date of such purchase;

                (vi) to reimburse the related Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

                (vii) to withdraw any amount deposited in the related Servicer Custodial Account and not required to be deposited therein;

                (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

                (ix) to clear and terminate the related Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            Each Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the related Servicer Custodial Account pursuant to clauses (i),
(ii), (iv) and (v). Prior to making any withdrawal from the related Servicer Custodial Account pursuant to clause (iii), each Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by such Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

                (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

                (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account;

                (iii) to withdraw and return to the related Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

                (iv) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 10.01.

            (c) Notwithstanding anything herein to the contrary, the Classes of Certificates (other than the Class A-LR Certificate) shall not receive distributions directly from the Certificate Account. On each Distribution Date, funds on deposit in the Upper-Tier Certificate Account shall be used to make payment on the Classes of Certificates (other than the Class A-LR Certificate) as provided in Sections 5.01 and 5.02. The Upper-Tier Certificate Account shall be cleared and terminated upon termination of this Agreement pursuant to Section 10.01.

            Section 3.12      MAINTENANCE OF HAZARD INSURANCE.

            Each Servicer shall cause to be maintained for each Mortgage Loan serviced by such Servicer fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the related Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. Each Servicer shall also maintain on REO Property serviced by such Servicer, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by a Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the related Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by a Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the related Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to such Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, either Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans serviced by such Servicer in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the related Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the related Servicer shall deposit in the related Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS.

            (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the related Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, a Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the related Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the related Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the related Servicer enters such agreement) by the applicable Required Insurance Policies. The related Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, a Servicer shall not be deemed to be in default under this Section
3.13 by reason of any transfer or assumption which such Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to a Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the related Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of a Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the related Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the related Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. Each Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by a Servicer for entering into an assumption or substitution of liability agreement may be retained by such Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of either Servicer, the Trustee shall execute and deliver to such Servicer any powers of attorney and other documents prepared by such Servicer that are reasonably necessary or appropriate to enable such Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14   REALIZATION UPON DEFAULTED MORTGAGE LOANS; REO
                           PROPERTY.

            (a) Each Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans serviced by such Servicer as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, each Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that either Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates and any other subordinated mortgage pass-through certificates. Such agreement shall be subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the applicable Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans serviced by such Servicer and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, a Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the related Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of either Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by such Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            Unless the related Buydown Agreement provides otherwise, neither Servicer may use Buydown Funds relating to a Mortgage Loan to cure a delinquency with respect to such Mortgage Loan. Any Buydown Funds remaining in the associated Escrow Account of a Mortgage Loan in foreclosure must be disposed of in accordance with the terms of the related Buydown Agreement.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The related Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the related Servicer shall either itself or through an agent selected by such Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, such Servicer may rent the same, or any part thereof, as such Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. Each Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property serviced by such Servicer that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that a Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the related Servicer Custodial Account no later than the close of business on each Determination Date. Each Servicer shall perform, with respect to the Mortgage Loans serviced by such Servicer, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. Each Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the related Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO DISPOSITION PERIOD") unless (A) the Trustee shall have been supplied by such Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on either the Upper-Tier REMIC or the Lower-Tier REMIC (as defined in Section 860F of the Code) or cause either REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at such Servicer's expense) or such Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject either REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the related Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. Each Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan serviced by such Servicer held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by such Servicer have been made. After delivery of such identification, the related Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the related Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the related Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the related Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the related Servicer for any unreimbursed Periodic Advances and to reimburse the related Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the related Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the related Servicer as additional servicing compensation pursuant to Section 3.17.

            (b) Each Servicer shall promptly notify the Depositor of any Mortgage Loan serviced by such Servicer which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if, in the Depositor's judgment, the default is not likely to be cured by the Mortgagor or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the applicable Mortgage Loan Purchase Agreement the applicable Seller requests the Depositor to repurchase and to sell to such Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the applicable Servicer shall provide to the Trustee the notification required by
Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15   TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES.

            Upon the payment in full of any Mortgage Loan, or the receipt by a Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the related Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to such Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the related
Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the related Servicer. The Trustee shall at the related Servicer's direction execute and deliver to such Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by such Servicer, together with the Mortgage Note with written evidence of cancellation thereon. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the related Servicer. Subject to the further limitations set forth below, the related Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by such Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Servicer Custodial Account, in which case the related Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to either Servicer any powers of attorney and other documents prepared by such Servicer that are reasonably necessary or appropriate to enable such Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of such Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the related Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the related Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 DOCUMENTS, RECORDS AND FUNDS IN POSSESSION OF THE SERVICERS TO BE HELD FOR THE TRUSTEE.

            Each Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan serviced by such Servicer coming into the possession of such Servicer from time to time and shall account fully to the Trustee for any funds received by such Servicer or which otherwise are collected by such Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan serviced by such Servicer. The documents constituting the Servicing File shall be held by the related Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, either Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the related Servicer Custodial Account, shall be held by such Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. Each Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the related Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by such Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that each Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to such Servicer under this Agreement.

            Section 3.17    SERVICING COMPENSATION.

            Each Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) serviced by such Servicer and included in the Trust Estate to retain or withdraw from the related Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the related Servicer to the extent not required to be deposited in the related Servicer Custodial Account pursuant to Section 3.08(b). Each Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for each Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans serviced by such Servicer and
(b) one-twelfth of 0.25% of the aggregate Scheduled Principal Balance of such Mortgage Loans for such Distribution Date (any such reduction, "COMPENSATING INTEREST").

            Section 3.18    ANNUAL STATEMENT AS TO COMPLIANCE.

            Each Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of such Servicer's fiscal year, commencing with its 1999 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of such Servicer during the preceding calendar year and of the performance of such Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, such Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING STATEMENT; FINANCIAL STATEMENTS.

            Each Servicer shall, at its own expense,  on or before 90 days after the end of such Servicer's fiscal year, commencing with its 1999 fiscal year, cause a firm of independent public accountants (who may also render other services to such Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to such Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20   ADVANCES.

            Each Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If either Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the related Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the related Servicer Custodial Account that any portion of the Amount Held for Future Distribution in such Servicer Custodial Account has been used by such Servicer in discharge of its obligation to make any such Periodic Advance. Any funds so applied shall be replaced by such Servicer by deposit in the related Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. Each Servicer shall be entitled to be reimbursed from the related Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. Each Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by such Servicer on each Servicer Advance Date no later than the related Remittance Date.

            Each Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by such Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the related Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21   MODIFICATIONS, WAIVERS, AMENDMENTS AND CONSENTS.

            (a) Subject to this Section 3.21, each Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan serviced by such Servicer without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) A Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

                (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

                (ii) in such Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

                (iii) otherwise constitutes a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless,  in either case,  (A) such  Mortgage Loan is 90 days or more past due or
(B) such Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of either the Upper-Tier REMIC or the Lower-Tier REMIC and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, either Servicer may permit a forbearance for a Mortgage Loan serviced by such Servicer which in such Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) Either Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within such Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to such Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by such Servicer, which amount shall be retained by such Servicer as additional servicing compensation.

            (e) Each Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan serviced by such Servicer and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the related Servicer (i) shall deliver to the Trustee a copy thereof and (ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22   REPORTS TO THE SECURITIES AND EXCHANGE COMMISSION.

            The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, each of the Servicers and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01   SERVICER'S CERTIFICATE.

            Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, each Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to such Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans serviced by the Servicer providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.


                                    ARTICLE V

                  PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 DISTRIBUTIONS. On each Distribution Date, based solely on the information in the Servicer's Certificate the Trustee shall distribute out of the Upper-Tier Certificate Account or Certificate Account, as applicable, (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in
Section 5.02.

            None of the Holders of any Class of Certificates, the Depositor, the Servicers or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02   PRIORITIES OF DISTRIBUTION.

            (a)   On each  Distribution  Date,  based solely on the  information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount, in an amount as specified in written notice received by the Trustee from the Servicers no later than the related Determination Date, and shall apply such funds, first, to distributions in respect of the Uncertificated Lower-Tier Interests as specified in this Section 5.02(a) for deposit in the Upper-Tier Certificate Account, and then from the Upper-Tier Certificate Account to distributions on the Certificates in the following order of priority and to the extent of such funds:

                (i) to each Class of Senior Certificates (other than the Class A-PO Certificates), an amount allocable to interest equal to the Interest Distribution Amount for such Class, any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall and any shortfall allocated to the Class A-14 Certificates being allocated among the Components in proportion to the amount of Component Interest Distribution Amount that would have been distributed with respect to such Component in the absence of such shortfall; provided, however, that until the applicable Accretion Termination Date, amounts that would have been distributed pursuant to this clause to the Class A-10 Certificates or the Class A-14 Certificates with respect to the Class A-14 TAC Component will instead be distributed in reduction of the Class Certificate Balance and/or Component Balance of the Classes of Certificates and/or Component specified in Section 5.02(b);

                (ii) concurrently to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Senior Principal Distribution Amount and PO Principal Amount, (A) to the Class A Certificates (other than the Class A-PO
      Certificates), in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class A-PO Certificates in an aggregate amount up to the PO Principal Amount;

                (iii) to the Class A-PO Certificates, any Class A-PO Deferred Amount, up to the Subordinate Principal Distribution Amount for such Distribution Date from amounts otherwise distributable first to the Class B-6 Certificates pursuant to clause (iv)(L) below, second to the Class B-5 Certificates pursuant to clause (iv)(J) below, third to the Class B-4 Certificates pursuant to clause (iv)(H) below, fourth to the Class B-3
      Certificates pursuant to clause (iv)(F) below, fifth to the Clause B-2 Certificates pursuant to clause (iv)(D) below and finally to the Class B-1 Certificates pursuant to clause (iv)(B) below;

                (iv) to each Class of Subordinate Certificates, subject to paragraph (d) below, in the following order of priority:

                  (A) to the Class B-1  Certificates,  an  amount  allocable  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class B-1  Certificates,  an  amount  allocable  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class B-2  Certificates,  an  amount  allocable  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class B-2  Certificates,  an  amount  allocable  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class B-3  Certificates,  an  amount  allocable  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class B-3  Certificates,  an  amount  allocable  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class B-4  Certificates,  an  amount  allocable  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class B-4  Certificates,  an  amount  allocable  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class B-5  Certificates,  an  amount  allocable  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class B-5  Certificates,  an  amount  allocable  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class B-6  Certificates,  an  amount  allocable  to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class B-6  Certificates,  an  amount  allocable  to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

                (v) to the Holder of the Class A-R Certificate, any amounts remaining in the Upper-Tier Certificate Account, and to the Holder of the Class A-LR Certificate, any remaining Pool Distribution Amount.

            On any Distribution Date, amounts distributed in respect of Class A-PO Deferred Amounts will not reduce the Class Certificate Balance of the Class A-PO Certificates.

            All distributions in respect of the Interest Distribution Amount for a Class or the Component Interest Distribution Amount for a Component will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "INTEREST DISTRIBUTION AMOUNT" or "COMPONENT INTEREST DISTRIBUTION AMOUNT," as applicable, and second with respect to the amount payable pursuant to clause (ii) of such definitions.

            On each Distribution Date, based solely on the information contained in the Servicer's Certificate, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to their respective Corresponding Upper-Tier Class, Classes, Component or Components as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of interest in an amount equal to the Interest Distribution Amounts in respect of its Corresponding Upper-Tier Class, Classes, Component or Components, in each case to the extent actually distributed as interest thereon. In the case of the Class A-L1 Interest, an amount equal to the Interest Distribution Amounts of the Class A-10 Certificates and the Class A-14 TAC Component, which are added to the Class Certificate Balance and Component Balance thereof, shall be added to the principal balance of the Class A-L1 Interest. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "LOWER-TIER DISTRIBUTION AMOUNT."

            As of any date, the principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Class Certificate Balances and Component Balances of the respective Corresponding Upper-Tier Class, Classes, Component or Components. The initial principal balance of each Uncertificated Lower-Tier Interest equals the aggregate of the Initial Class Certificate Balances and Initial Component Balances of the respective Corresponding Upper-Tier Class, Classes, Component or Components.

            The pass-through rate with respect to the Class A-L1 Interest, Class A-L11 Interest, Class A-L12 Interest, Class A-L13 Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest shall be 6.50% per annum. The pass-through rate with respect to the Class A-L7 Interest shall be 6.90% per annum. The pass-through rate with respect to the Class A-L8
Certificate shall be 5.50% per annum. The Class A-LPO Interest is a principal-only interest and is not entitled to distributions of interest. Any reductions to interest accrued pursuant to Section 5.02(c) will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            (b) (i) On each Distribution Date occurring prior to the Accretion Termination Date for the Class A-10 Certificates, based solely on the information contained in the Servicer's Certificate, the Accrual Distribution Amount for the Class A-10 Certificates will be allocated sequentially as follows:

                  (A) first,  to the TAC Group,  up to the TAC Principal  Amount for such Distribution Date; and

                  (B) second, to the Class A-10 Certificates,  until their Class
            Certificate Balance has been reduced to zero.

                (ii) On each Distribution Date occurring prior to the Accretion Termination Date for the Class A-14 TAC Component, the Accrual Distribution Amount for the Class A-14 TAC Component will be allocated sequentially as follows:

                  (A) first, to the Class A-13  Certificates,  until their Class
            Certificate Balance has been reduced to zero; and

                  (B) second, to the Class A-14 TAC Component, until its Component Principal Balance has been reduced to zero.

               (iii) On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Class A Certificates (other than the Class A-PO Certificates) pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                  (A) first, to the Class A-R  Certificate  (from the Upper-Tier
            Certificate Account) and the Class A-LR Certificate (from the Certificate Account), pro rata, until the Class Certificate Balance thereof has been reduced to zero; and

                  (B) second, concurrently, as follows:

                        (i)   53.604788710%, sequentially, as follows:

                              (1) to the Class A-3 Certificates, up to the Class
                        A-3 Principal Distribution Amount for such Distribution Date, until their Class Certificate Balance has been reduced to zero;

                              (2) concurrently,  54.2241915992% to the Class A-1
                        Certificates and 45.7758084008% to the Class A-2 Certificates, until the Class Certificate Balance of the Class A-1 Certificates has been reduced to zero;

                              (3) concurrently,  54.2241915992% to the Class A-4
                        Certificates and 45.7758084008% to the Class A-2 Certificates, until the Class Certificate Balance of the Class A-4 Certificates has been reduced to zero;

                              (4) concurrently,  54.2241915992% to the Class A-5
                        Certificates and 45.7758084008% to the Class A-2 Certificates, until the Class Certificate Balance of the Class A-5 Certificates has been reduced to zero;

                              (5) concurrently,  54.2241915992% to the Class A-6
                        Certificates and 45.7758084008% to the Class A-2 Certificates, until their Class Certificate Balances have been reduced to zero;

                              (6) concurrently,  71.4285750486% to the Class A-7
                        Certificates and 28.5714249514% to the Class A-8 Certificates, until their Class Certificate Balances have been reduced to zero; and

                              (7) to the Class A-3 Certificates,  without regard
                        to the Class A-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

                        (ii)  46.3952111290%, concurrently, as follows:

                              (1) 0.1460562564% to the Class A-9 Certificates, until their Class Certificate Balance has been reduced to zero; and

                              (2)  99.8539437436% sequentially, as follows:

                                    (a)   sequentially,   to  the   Class   A-11
                              Certificates, the Class A-12 Certificates and the Class A-14 PAC Component, in that order, up to their respective PAC Principal Amounts for such Distribution Date;

                                    (b)   to  the  TAC  Group,  up  to  the  TAC
                              Principal Amount for such Distribution Date;

                                    (c)   to  the   Class   A-10   Certificates,
                              until their Class Certificate Balance has been reduced to zero;

                                    (d)  to  the  TAC  Group,  until  the  Class
                              Certificate Balance of the Class A-13 Certificates and the Component Balance of the Class A-14 TAC Component have been reduced to zero; and

                                    (e)   sequentially,   to  the   Class   A-11
                              Certificates, the Class A-12 Certificates and the Class A-14 PAC Component, in that order, until their Class Certificate Balances and Component Balance, respectively, are reduced to zero.

            All distributions of principal to the TAC Group will be made sequentially to the Class A-13 Certificates and the Class A-14 TAC Component, in that order, until the Class Certificate Balance of the Class A-13 Certificates and the Component Balance of the Class A-14 TAC Component, respectively, are reduced to zero.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount available to be distributed as principal of the Class A Certificates (other than the Class A-PO Certificates) shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates (other than the Class A-14 Certificates) and Accrued Component Interest for each Component for such Distribution Date shall be reduced by such Class's or Component's pro rata share, based on such Class's Interest Distribution Amount or such Component's Component Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) any Excess Losses allocable to interest, (C) on and after the Senior Credit Support Depletion Date, any other Realized Loss allocable to interest and (D) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date (the "FRACTIONAL INTEREST") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes junior to such Class (the "RESTRICTED CLASSES") and the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes. Any funds remaining will be distributed in the order provided in Section 5.02(a)(iv).

            Section 5.03   ALLOCATION OF LOSSES.

            (a) On or prior to each Determination Date, each Servicer shall inform the Trustee in writing with respect to each Mortgage Loan serviced by such Servicer: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses. Based on such information, the Trustee shall determine the total amount of Realized Losses, including Excess Losses, with respect to the related Distribution Date.

            The principal portion of Realized Losses with respect to any Distribution Date shall be allocated as follows:

               (i) the applicable PO Percentage of the principal portion of any Realized Loss with respect to a Discount Mortgage Loan, including any Excess Loss, shall be allocated to the Class A-PO Certificates until the Class Certificate Balance thereof is reduced to zero; and

               (ii) (1) the applicable Non-PO Percentage of the principal portion of any Realized Loss (other than an Excess Loss) shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates (other than the Class A-14 and Class A-PO Certificates), the Class A-14 PAC Component and the Class A-14 TAC Component, pro rata, on the basis of their respective Class Certificate Balances or Component Balances immediately prior to the related Distribution Date or, in the case of the Class A-10 Certificates and the Class A-14 TAC Component, the Initial Class Certificate Balance or the Initial Component Balance, if lower, until the Class Certificate Balances and Component Balances thereof have been reduced to zero; and

                      (2) the applicable Non-PO Percentage of the principal portion of any Excess Losses shall be allocated to the Senior Certificates (other than the Class A-14 and A-PO Certificates), the Class A-14 PAC Component, the Class A-14 TAC Component and the Subordinate Certificates then outstanding, pro rata, on the basis of their respective Class Certificate Balances or Component Balances immediately prior to the related Distribution Date or, in the case of the Class A-10 Certificates and Class A-14 TAC Component, the Initial Class Certificate Balance or Initial Component Balance, if lower.

            (b) The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses and Class A-PO Deferred Amounts on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

            After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates in the aggregate (other than the Class Certificate Balance of the Class A-PO Certificates) shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates (other than Class A-PO Certificates) (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the difference between (i) the Adjusted Pool Amount for such Distribution Date and (ii) the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates (other than the Class A-14 and Class A-PO Certificates), the Class A-14 PAC Component and the Class A-14 TAC Component based on the Class Certificate Balances or Component Balances immediately prior to such Distribution Date or, in the case of the Class A-10 Certificates and Class A-14 TAC Component, the Initial Class Certificate Balance or Initial Component Balance, if lower.

            After the Senior Credit Support Depletion Date, the Class Certificate Balance of the Class A-PO Certificates shall be reduced on each Distribution Date by the amount, if any, by which the Class Certificate Balance of the Class A-PO Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for such Distribution Date.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            (e) With respect to any Distribution Date, Realized Losses allocated pursuant to this Section 5.03 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class, Classes, Component or Components as provided above.

            (f) After the Senior Credit Support Depletion Date, on any Distribution Date on which the Class A-9 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class A-9 Certificates will be reduced by the Class A-9 Loss Allocation Amount and, notwithstanding Section 5.03(a)(ii)(1) and Section 5.03(b), the Component Balances of the Class A-14 PAC Component and the Class A-14 TAC Component will not be reduced by such Component's pro rata share, based on the Class A-14 PAC Component Loss Amount and the Class A-14 TAC Component Loss Amount, of the Class A-9 Loss Allocation Amount.

            Section 5.04    STATEMENTS TO CERTIFICATEHOLDERS.

            (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

               (i) the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

               (ii) the amount allocable to interest, the Accrual Distribution Amount with respect to the Class A-10 Certificates, the Accrual Distribution Amount with respect to the Class A-14 TAC Component, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

               (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

               (v)  the Pool  Stated  Principal  Balance   for   the   following
      Distribution Date;

               (vi)  the  Senior  Percentage,   the  Class  A-3  Percentage  and
      Subordinate Percentage for the following Distribution Date;

               (vii) the amount of the Servicing Fees paid to or retained by the Servicers with respect to such Distribution Date;

               (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

               (ix) the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

               (x)  the number and aggregate principal amounts of Mortgage Loans
      (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

               (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

               (xii)  the  total  number  and  principal   balance  of  any  REO
      Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

               (xiii)  the Senior Prepayment   Percentage  and  the  Subordinate
      Prepayment Percentage for the following Distribution Date;

               (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month and any Class A-PO Deferred Amounts for such Distribution Date; and

               (xv) the Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount, in each case as of the related Determination Date.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and each Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination or notional amount.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holders of the Residual Certificates for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holders of the Residual Certificates by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of each REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of each REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05  TAX RETURNS AND REPORTS TO CERTIFICATEHOLDERS.

            (a) For federal income tax purposes, the Upper-Tier REMIC and the Lower-Tier REMIC shall each have a calendar year taxable year and shall maintain their books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to each REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to each REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of each REMIC for its short taxable year ending December 31, 1999, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to each REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            Section 5.06 TAX MATTERS PERSON. The Tax Matters Person shall have the same duties with respect to each REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the Upper-Tier REMIC. The Holder of the Class A-LR Certificate is hereby designated as the Tax Matters Person for the Lower-Tier REMIC. By their acceptance of the Class A-R or Class A-LR Certificate, as applicable, each such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the Upper-Tier REMIC and the Lower-Tier REMIC.

            Section 5.07 RIGHTS OF THE TAX MATTERS PERSON IN RESPECT OF THE TRUSTEE. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC RELATED COVENANTS. For as long as the Trust shall exist, the Trustee, the Depositor and each Servicer shall act in accordance herewith to assure continuing treatment of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs and avoid the imposition of tax on either REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in either REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates, the Residual Certificates and the Uncertificated Lower-Tier Interests.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicers shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in each REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to either REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of either REMIC any fee or other compensation for services and neither the Trustee nor the Servicers shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.05 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

            (e) The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

            None of the Servicers or the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of each Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that each Servicer (or the two Servicers, acting together) shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on either the Upper-Tier REMIC or the Lower-Tier REMIC and will not disqualify either REMIC from treatment as a REMIC; and, provided further, that the Servicers shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.


                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 THE CERTIFICATES. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12, A-13,
A-14, A-PO, A-R, A-LR, B-1, B-2, B-3, B-4, B-5, B-6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section
2.01. The Senior Certificates (other than the Class A-PO, Class A-R and Class A-LR Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances (or notional amounts) of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates and the Class A-PO Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance or notional amount). The Class A-R and Class A-LR Certificates shall each be in a minimum denomination of $100. The Senior
Certificates (other than the Class A-R and Class A-LR Certificates) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile  signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such
Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02   REGISTRATION OF TRANSFER AND EXCHANGE OF
                           CERTIFICATES.

            (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (C) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "DEFINITIVE CERTIFICATES") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicers, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as EXHIBIT G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as EXHIBIT G-2A or as EXHIBIT G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, either Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of EXHIBIT H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or either Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("SIMILAR LAW") which is similar to ERISA or the Code (collectively, a "PLAN"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and each Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or either Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or either Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in EXHIBIT H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and each Servicer of an Opinion of Counsel satisfactory to the Trustee and each Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

               (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of EXHIBIT I hereto from the proposed transferee.

               (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no Transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

               (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

               (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this
      Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

               (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by either Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code,  information  needed to  compute  the tax  imposed  under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

            (g)    [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.  If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 PERSONS DEEMED OWNERS. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicers, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicers, the Trustee, the Certificate Registrar or any agent of the Servicers, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICERS

            Section 7.01 RESPECTIVE LIABILITIES OF THE DEPOSITOR AND THE SERVICERS. The Depositor and the Servicers shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicers herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of either Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 MERGER OR CONSOLIDATION OF THE DEPOSITOR OR A SERVICER. The Depositor and each Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or either Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or either Servicer shall be a party, or any Person succeeding to the business of the Depositor or either Servicer, shall be the successor of the Depositor or such Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to a Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 LIMITATION ON LIABILITY OF THE DEPOSITOR, THE SERVICERS AND OTHERS. None of the Depositor, the Servicers or any of the directors, officers, employees or agents of the Depositor or of either Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicers or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicers and any director, officer, employee or agent of the Depositor or either Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicers and any director, officer, employee or agent of the Depositor or either Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor or either of the Servicers shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or either Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and such Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the related Servicer Custodial Account as provided by
Section 3.11.

            Section 7.04 DEPOSITOR AND SERVICERS NOT TO RESIGN. Subject to the provisions of Section 7.02, none of the Depositor or the Servicers shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or either Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by a Servicer shall become effective until the Trustee or a successor servicer shall have assumed such Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.


                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 EVENTS OF DEFAULT. If any one of the following events ("EVENTS OF DEFAULT") shall occur and be continuing:

            (a) any failure by either Servicer to deposit amounts in the related Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of either Servicer duly to observe or perform in any material respect any other covenants or agreements of such Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Servicer by the Trustee or the Depositor, or to the Servicers, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against either Servicer, or for the winding up or liquidation of either Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by either Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Servicer or of or relating to substantially all of its property; or either Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of either Servicer to remit any Periodic Advance required to be remitted by such Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the related Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the related Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of such Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the related Servicer, terminate all of the rights and obligations of such Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which such Servicer failed to make. On or after the receipt by a Servicer of such written notice, all authority and power of such Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to
Section 8.05,  and,  without  limitation,  the Trustee is hereby  authorized and empowered to execute and deliver, on behalf of each Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the
Mortgage Loans to it. Each Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of such Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by such Servicer in the related Servicer Custodial Account or thereafter received by such Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of a Servicer pursuant hereto, such Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 REMEDIES OF TRUSTEE. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 DIRECTIONS BY CERTIFICATEHOLDERS AND DUTIES OF TRUSTEE DURING EVENT OF DEFAULT. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of either Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 ACTION UPON CERTAIN FAILURES OF A SERVICER AND UPON EVENT OF DEFAULT. In the event that the Trustee shall have actual knowledge of any failure of either Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon such Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to such Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05   TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

            (a) On and after the time a Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to such Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on such Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to a Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of such Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of a Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree; provided, however, that any Person assuming the duties of a Servicer as successor to NationsBanc Mortgage Corporation or Bank of America, FSB shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by NationsBanc Mortgage Corporation or Bank of America, FSB, as applicable, on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by NationsBanc Mortgage Corporation or Bank of America, FSB, as applicable, and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to NationsBanc Mortgage Corporation or Bank of America, FSB, as applicable, by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to NationsBanc Mortgage Corporation or Bank of America, FSB, as applicable, under this Section 8.05(b).

            (c) Any successor, including the Trustee, to a Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as each Servicer is so required pursuant to Section 3.03.

            Section 8.06 NOTIFICATION TO CERTIFICATEHOLDERS. Upon any termination or appointment of a successor to a Servicer pursuant to this Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.


                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01    DUTIES OF TRUSTEE.

            (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicers and which on their face, do not contradict the requirements of this Agreement;

               (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

               (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

               (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses
      (c), (d) and (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from a Servicer, the Depositor or any Certificateholder; and

               (v)Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02   CERTAIN MATTERS AFFECTING THE TRUSTEE.

            Except as otherwise provided in Section 9.01:

               (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

               (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

               (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicers, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicers in respect of the Mortgage Loans or deposited into the Servicer Custodial Accounts, or any other account hereunder (other than the Certificate Account) by a Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of a Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of a Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicers with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of a Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicers (other than if the Trustee shall assume the duties of a Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of a Servicer (other than if the Trustee shall assume the duties of a Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of a Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of a Servicer (other than if the Trustee shall assume the duties of a Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 TRUSTEE MAY OWN CERTIFICATES. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicers, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by S&P and "A" by Fitch or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or either Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 RESIGNATION AND REMOVAL OF TRUSTEE. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicers and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicers shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicers, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicers may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicers and the Trustee; the Servicers shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 SUCCESSOR TRUSTEE. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicers and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor  Trustee shall accept  appointment  as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicers shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicers fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicers.

            Section 9.08 MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the related Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as such Servicer and the Trustee may consider necessary or desirable. If a Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to a Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 AUTHENTICATING AGENTS. The Trustee may appoint one or more authenticating agents ("AUTHENTICATING AGENTS") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicers and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any  Authenticating  Agent may at any time resign by giving  written notice of resignation to the Trustee and to the Servicers. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicers. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor
Authenticating Agent, shall give written notice of such appointment to the Servicers and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 TRUSTEE'S FEES AND EXPENSES. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a)
incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the related Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12   [RESERVED]

            Section  9.13  PAYING  AGENTS.  The  Trustee may appoint one or more
Paying Agents (each, a "PAYING AGENT") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicers and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicers; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicers, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicers. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicers, a successor Paying Agent, shall give written notice of such appointment to the Servicers and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 LIMITATION OF LIABILITY. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF CERTIFICATES. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 SUITS FOR ENFORCEMENT. In case an Event of Default or other default by a Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 WAIVER OF BOND REQUIREMENT. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 WAIVER OF INVENTORY, ACCOUNTING AND APPRAISAL REQUIREMENT. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

            Section 9.19 YEAR 2000 COMPLIANCE. The Trustee warrants that it will use commercially reasonable efforts to ensure that the computer software and hardware systems ("SYSTEMS") that are owned by the Trustee and used to provide the services are 2000 Compliant or will be made 2000 Compliant before December 31, 1999. With respect to software that the Trustee licenses from third parties and uses in providing the services ("THIRD PARTY SOFTWARE"), the Trustee warrants that it has used or will use commercially reasonable efforts to test the same by September 30, 1999 to certify, in accordance with the Trustee's standard practices, that the Third Party Software is 2000 Compliant. If the Trustee cannot certify any Third Party Software as 2000 Compliant, the Trustee will use commercially reasonable efforts to replace such Third Party Software with software that is warranted or certified by its vendor as 2000 Compliant, if such replacement is available, compatible with the Trustee's Systems and deemed by the Trustee as appropriate under the circumstances. In the event that the Trustee uses third party service providers to provide the services or any portion thereof ("Third Party Services"), the Trustee warrants that it has in place a program under which it will use commercially reasonable efforts to contact such service providers and obtain from them assurances that the Systems that they use in providing services are 2000 Compliant. Notwithstanding the foregoing, the Trustee cannot and does not warrant that the Systems, Third Party Software or Third Party Services will continue to interface with the hardware, firmware, software (including operating systems), records or data used by the third parties. As used herein, the term "2000 Compliant" means that the Systems, Third Party Software and Third Party Services will function without material error caused by the introduction of dates falling on or after January 1, 2000.


                                    ARTICLE X

                                   TERMINATION

            Section 10.01 TERMINATION UPON PURCHASE BY THE DEPOSITOR OR LIQUIDATION OF ALL MORTGAGE LOANS. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicers and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St.
James, living on the date hereof.

            The right of the Depositor to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than 10% of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon  presentation  and surrender of the  Certificates,  the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate and (b) the Class A-PO Deferred Amount with respect to the Class A-PO Certificates, and (II) as to the Class A-R and A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than the amounts retained to meet claims) after application pursuant to clause (I) above. An amount shall be distributed in respect of interest and principal to the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class or Classes.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining
Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02   ADDITIONAL TERMINATION REQUIREMENTS.

            (a) If the Depositor  exercises  its purchase  option as provided in
Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

               (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

               (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the Upper-Tier REMIC and the Lower-Tier REMIC.

            (b) By their acceptance of the Residual Certificates, the Holders thereof hereby agree to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 AMENDMENT. This Agreement may be amended from time to time by the Depositor, the Servicers and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Upper-Tier REMIC and the Lower-Tier REMIC as REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on either REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicers and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Upper-Tier REMIC or the Lower-Tier REMIC as REMICs.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 RECORDATION OF AGREEMENT. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by either Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 NOTICES. All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee shall be deemed effective upon receipt) to
(a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, California 94104,
Attention: Russell Thompson, (b) in the case of the NMC Servicer, NationsBanc Mortgage Corporation, 101 East Main Street, Suite 400, Louisville, Kentucky
40202,  Attention:  Servicing  Manager,  with a copy  to:  NationsBanc  Mortgage
Corporation, 201 North Tryon Street, 14th Floor, Charlotte, North Carolina 28255, Attention: General Counsel and Treasurer, (c) in the case of the BA Servicer, Bank of America, FSB, 10200 Valley View Street, Cypress, California 90630, Attention: Brian Shea, (d) in the case of the Trustee, 101 Barclay Street
- 12E, New York, New York 10286,  Attention:  Corporate  Trust - MBS Group (Fax:
(212) 815-5309), (d) in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 26 Broadway, New York, New York 10004, Attn:
Mortgage Surveillance Group, and (e) in the case of Fitch, Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 CERTIFICATES NONASSESSABLE AND FULLY PAID. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 ACCESS TO LIST OF CERTIFICATEHOLDERS. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 RECHARACTERIZATION. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicers and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.


                                    BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                       as Depositor


                                    By: ________________________________________
                                        Name:  Sharon Joseph
                                        By:    Vice President


                                    NATIONSBANC MORTGAGE CORPORATION,
                                    as Servicer


                                    By: ________________________________________
                                        Name:  Robert J. Debenedet
                                        By:    Vice President


                                    BANK OF AMERICA, FSB,
                                    as Servicer


                                    By: ________________________________________
                                        Name:  Russell Thompson
                                        By:    Vice President


                                    THE BANK OF NEW YORK,
                                    as Trustee


                                    By: ________________________________________
                                        Name:  Kelly Sheahan
                                        By:    Vice President

STATE OF NEW YORK.  )
                    )     ss.:
COUNTY OF NEW YORK  )


            On the 25th day of March, 1999, before me, a notary public in and for the State of New York, personally appeared Kelly Sheahan, known to me who, being by me duly sworn, did depose and say that she is an Assistant Vice President of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.



                                         ---------------------------------------
                                                      Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )   ss.:
COUNTY OF MECKLENBURG   )


            On the 25th day of March, 1999, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. Debenedet, known to me who, being by me duly sworn, did depose and say that he is a Vice President of NationsBanc Mortgage Corporation, a Texas corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.



                                         ---------------------------------------
                                                      Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


            On the 25th day of March, 1999, before me, a notary public in and for the State of New York, personally appeared Russell Thompson, known to me who, being by me duly sworn, did depose and say that he is an Vice President of Bank of America, FSB, a federal savings bank, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.



                                         ---------------------------------------
                                                      Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NEW YORK.  )
                    )     ss.:
COUNTY OF NEW YORK  )


            On the 25th day of March, 1999, before me, a notary public in and for the State of New York, personally appeared Sharon Joseph, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.



                                         ---------------------------------------
                                                      Notary Public

[Notarial Seal]

My commission expires ____________.

                                   EXHIBIT A-1

                   [FORM OF FACE OF CLASS A-1 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of all
Certificates of this Class:   $100,000,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 BK 7

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Class Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-2

                   [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of all
Certificates of this Class:   $100,000,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 BL 5

      This  certifies  that  ________________  is the  registered  owner  of the
Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Class Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-3

                   [FORM OF FACE OF CLASS A-3 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of all
Certificates of this Class:   $26,800,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 BM 3

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Class Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-4

                   [FORM OF FACE OF CLASS A-4 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of all
Certificates of this Class:   $4,826,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 BN 1

      This  certifies  that  ________________  is the  registered  owner  of the
Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Class Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 25, 1999, and based on its issue price of 97.76302%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated March 18, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 2.23698067%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 6.86%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-5

                   [FORM OF FACE OF CLASS A-5 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of all
Certificates of this Class:   $7,621,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 BP 6

      This  certifies  that  _______________  is  the  registered  owner  of the
Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Class Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 25, 1999, and based on its issue price of 97.57396%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated March 18, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 2.42604167%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 6.85%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-6

                   [FORM OF FACE OF CLASS A-6 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of all
Certificates of this Class:   $6,009,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 BQ 4

      This  certifies  that  _______________  is  the  registered  owner  of the
Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Class Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-7

                   [FORM OF FACE OF CLASS A-7 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-7

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of all
Certificates of this Class:   $8,456,429.00

Pass-Through Rate:            6.900%

CUSIP No.:                    060506 BR 2

      This  certifies  that  _______________  is  the  registered  owner  of the
Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Class Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-8

                   [FORM OF FACE OF CLASS A-8 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-8

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of all
Certificates of this Class:   $3,382,571.00

Pass-Through Rate:            5.500%

CUSIP No.:                    060506 BS 0

      This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Class Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 25, 1999, and based on its issue price of 84.61667%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated March 18, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 15.38333333%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.02%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-9

                   [FORM OF FACE OF CLASS A-9 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES, OTHER THAN EXCESS LOSSES, ALLOCATED TO THE CLASS A-14
CERTIFICATES WILL BE BORNE BY THE CLASS A-9 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-9

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of all
Certificates of this Class:   $325,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 BT 8

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Class Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-10

                   [FORM OF FACE OF CLASS A-10 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-10

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-10

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of all
Certificates of this Class:   $11,199,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 BU 5

      This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Class Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 25, 1999, at an issue price of 92.68333%, including accrued interest, and a stated redemption price at maturity equal to the sum of its initial principal balance and all interest distributions hereon (whether current or accrued), and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated March 18, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 127.21145513%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.28%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-11

                   [FORM OF FACE OF CLASS A-11 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-11

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-11

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of all
Certificates of this Class:   $50,559,000.00

Pass-Through Rate:            5.750%

CUSIP No.:                    060506 BV 3

      This certifies that ____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Class Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-12

                   [FORM OF FACE OF CLASS A-12 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-12

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-12

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of all
Certificates of this Class:   $48,883,000.00

Pass-Through Rate:            5.900%

CUSIP No.:                    060506 BW 1

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Class Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-13

                   [FORM OF FACE OF CLASS A-13 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-13

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-13

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of all
Certificates of this Class:   $76,367,000.00

Pass-Through Rate:            6.350%

CUSIP No.:                    060506 BX 9

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Class Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-14

                   [FORM OF FACE OF CLASS A-14 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-14

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON A PORTION OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS
CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-14

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of all
Certificates of this Class:   $35,184,000.00

CUSIP No.:                    060506 BY 7

      This  certifies  that  ________________  is the  registered  owner  of the
Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Class Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      For the purposes of determining distributions of interest and in reduction of Class Certificate Balance, the Class A-14 Certificates consist of five components (each, a "Component" and individually, the "Class A-14 PAC IO A Component," the "Class A-14 PAC IO B Component," the "Class A-14 PAC Component," the "Class A-14 TAC IO Component and the "Class A-14 TAC Component"). The amount of interest which accrues on the Class A-14 Certificates in any month will equal the sum of the interest which accrues on the Components. The component rate (the "Component Rate") for each of the Components will be 6.500% per annum. Interest with respect to each Component will accrue during each month in an amount equal to the product of (i) 1/12th of the Component Rate for such Component and (ii) the outstanding Component Balance in the case of the Class A-14 PAC Component and the Class A-14 TAC Component or the outstanding notional amount in the case of the Class A-14 PAC IO A Component, the Class A-14 PAC IO B Component and the Class A-14 TAC IO Component. Prior to the applicable Accretion Termination Date, the interest accrued on the Class A-14 TAC Component otherwise available for distribution on this Certificate will be added to the Component Balance of such Component on each Distribution Date. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 25, 1999, at an issue price of 103.05121%, including accrued interest, and a stated redemption price at maturity equal to the sum of its initial principal balance and all interest distributions hereon (whether current or accrued), and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated March 18, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate:
(i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 90.88967616%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 6.99%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-PO

                   [FORM OF FACE OF CLASS A-PO CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-PO

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of all
Certificates of this Class:   $748,966.00

CUSIP No.:                    060506 BZ 4

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Class Certificate Balance of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-PO Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 25, 1999, at an issue price of 65.00000% and a stated redemption price at maturity equal to its initial principal balance, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated March 18, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 35.00000000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.12%.
There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-R

                   [FORM OF FACE OF CLASS A-R CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CLASS  A-R  CERTIFICATE  MAY NOT BE  PURCHASED  BY OR  TRANSFERRED  TO ANY
EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $100.00

Initial Class Certificate
Balances of all Certificates
of this Class:                $100.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 CA 8

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Upper-Tier Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires the Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring the Class A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring the Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in a Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of the Class A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of EXHIBIT I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no Transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected; (v) no Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of such Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of the Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicers, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-LR

                   [FORM OF FACE OF CLASS A-LR CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-LR

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CLASS A-LR  CERTIFICATE  MAY NOT BE  PURCHASED  BY OR  TRANSFERRED  TO ANY
EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class A-LR

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $100.00

Initial Class Certificate
Balances of all Certificates
of this Class:                $100.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 CB 6

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining Pool Distribution Amount will be made only upon presentment and surrender of this Class A-LR Certificate at the Corporate Trust Office.

      Each Person who has or who acquires the Class A-LR Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring the Class A-LR Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring the Class A-LR Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in a Class A-LR Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of the Class A-LR Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of EXHIBIT I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no Transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected; (v) no Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of such Residual
Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of the Class A-LR Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-LR Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicers, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-1

                   [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class B-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balances of all Certificates
of this Class:                $10,758,098.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 CC 4

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Class Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-2

                   [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class B-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balances of all Certificates
of this Class:                $3,752,825.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 CD 2

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Class Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 25, 1999, and based on its issue price of 97.05833%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated March 18, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 2.94166667%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 6.91%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-3

                   [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class B-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balances of all Certificates
of this Class:                $1,751,319.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 CE 0

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Class Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 25, 1999, and based on its issue price of 88.02708%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated March 18, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 11.97291667%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.27%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-4

                   [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class B-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balances of all Certificates
of this Class:                $1,751,319.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 CF 7

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Class Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as EXHIBIT G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as EXHIBIT G-2A or as EXHIBIT G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 25, 1999, and based on its issue price of 72.08958%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated March 18, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 27.91041667%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 11.24%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-5

                   [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class B-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balances of all Certificates
of this Class:                $1,000,754.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 CG 5

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Class Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as EXHIBIT G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as EXHIBIT G-2A or as EXHIBIT G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 25, 1999, and based on its issue price of 58.05833%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated March 18, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 41.94166667%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 14.80%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-6

                   [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-2
                                  Class B-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 March 1, 1999

First Distribution Date:      April 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balances of all Certificates
of this Class:                $1,001,140.77

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 CH 3

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate Initial Class Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 25, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as EXHIBIT G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as EXHIBIT G-2A or as EXHIBIT G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on March 25, 1999, and based on its issue price of 23.93333%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated March 18, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 76.06666667%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 35.01%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                  EXHIBIT C

                    [FORM OF REVERSE OF ALL CERTIFICATES]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
                      Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing
Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicers, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicers, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St.
James, living on the date thereof.

      Any  term  used  herein  that is  defined  in the  Pooling  and  Servicing
Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: ________ ___, ___

                                    THE BANK OF NEW YORK,
                                   as Trustee


                                    By
                                        ----------------------------------------
                                        Authorized Signatory






                        CERTIFICATE OF AUTHENTICATION

      This is one of the Class [__] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                    THE BANK OF NEW YORK,
                                    as Trustee


                                    By
                                        ----------------------------------------
                                        Authorized Signatory

                                  ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage   Interest  evidenced  by  the  within  Certificate  and  hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        ________________________________________
                                        Signature by or on behalf of assignor






                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if
mailed   by   check,   to   Applicable    statements   should   be   mailed   to
_______________________

      This information is provided by , the assignee named above, or , as its agent.

                                 EXHIBIT D-1

                          BA MORTGAGE LOAN SCHEDULE



Loan#         Name                     Address                        City            ST     ZIP    Occ        Prop     Term   LTV
20031936      CORDOVA, WAYNE           3502 BALMORAL CT               FREEHOLD        NJ     7728 Primary      Condo    276   89.1
20033221      MINALL, STEVEN           171 -08 COURTNEY AVE           FLUSHING        NY    11358 Primary      SFR      276   77.2
20430625      FRATTO, LAWRENCE         1571 PRISCILLA CT              TOMS RIVER      NJ     8753 Primary      SFR      317   74.5
21417806      MAKOWSKI, CARL           1037 WASHINGTON AVENUE         WRIGHTSTOWN     PA    19067 Primary      SFR      333   94.9
21567085      BAER, KAREN              12 TIBERON DRIVE               HOLMDEL         NJ     7733 Primary      SFR      333   52.0
21603499      DICKINSON, ROBERT        1600 PROVIDENCE ROAD           CHARLOTTE       NC    28207 Primary      SFR      331   80.0
21609411      MCBRIDE, WILLIAM         41 MONROE AVENUE               PITTSFORD       NY    14534 Primary      SFR      332   76.7
5000015015    GOODMAN, MICHAEL         25 TAMMER LANE LOT 22A         HOPKINTON       MA     1748 Primary      SFR      360   75.0
5000025543    KELLY, TORCHIA           4305 WARTHEN DR                HARWOOD         MD    20776 Primary      SFR      360   74.2
5000026061    BURTSCHI, MARK           11416 NIGHT STAR WAY           RESTON          VA    20194 Primary      PUD      360   77.6
5000041128    HEINTZ, THOMAS           2168 MIDDLTWN LINCROFT RD      MIDDLETOWN      NJ     7748 Primary      SFR      360   65.7
5000263037    BAILON, MAURO            41 NUEVA AVE                   REDWOOD CIT     CA    94061 Primary      SFR      360   90.0
5000288174    BRELSFORD, TIMOTHY       277 CASTLES GATE DRIVE         MOORESVILLE     NC    28117 Primary      PUD      360   80.0
5000348432    EMIRZIAN, GARO           2714 PINELAWN DR               LA CRESCENT     CA    91214 Primary      SFR      360   66.4
5000400068    RENAGHAN, DANIEL         136 GORDON RD                  WALNUT CREE     CA    94598 Primary      SFR      360   80.0
5000400654    BOWMAN, DANIEL           60 WILLIAMS LANE               SAN CARLOS      CA    94070 Primary      SFR      360   80.0
5000403294    ROGERS, SCOTT            5828 COLTON BLVD               OAKLAND         CA    94611 Primary      SFR      360   80.0
5000409184    DOUTHIT JR., DAVID       1240 CHERRY AVE                SAN JOSE        CA    95125 Primary      SFR      360   68.2
5000418607    FETMAN, GARRY            29424 WEEPING WILLOW DR        AGOURA HILL     CA    91301 Primary      PUD      360   40.2
5000418912    CONTI, EDGAR             1806 PORT TAGGART PL           NEWPORT BEA     CA    92660 Primary      PUD      360   69.2
5000448083    HOLMES, CHAD             5325 W PRINCETON DR            DENVER          CO    80235 Primary      SFR      360   90.0
5000449743    AUGUSTERFER, EUGENE      8104 RIDINGS CT                MCLEAN          VA    22102 Primary      SFR      360   53.1
5000452150    ULM, MICHAEL             235 LOCUST LANE                DENVER          CO    80220 Primary      SFR      360   75.0
5000452341    SCALI, TERRENCE          5705 TOWNSEND WINONA RD        FLAGSTAFF       AZ    86004 Secondary    SFR      360   80.0
5000465053    LYONS, DONALD            26280 NW WILLIAMS CANYON       GASTON          OR    97119 Primary      SFR      360   66.7
5000465111    WIRGES, CHRISTOPHE       3567 E BURNSIDE ST             PORTLAND        OR    97214 Primary      SFR      360   69.9
5000465780    HEYWOOD, ALFRED          760 N MILL RD                  HEBER CITY      UT    84032 Primary      SFR      360   74.9
5000480235    LYNNE, TERRY             13215 GEORGE STREET            FARMERS BRA     TX    75234 Primary      SFR      360   68.4
62738763      SCHREINER, DONALD        1229 ROUND SWAMP ROAD          OLD BETHPAG     NY    11804 Primary      SFR      360   85.5
62933981      HOLLIS, RICHARD          9392 THORNHILL DR              CLARKSTON       MI    48348 Primary      SFR      341   80.0
63374331      HARMON, GARY             10658 CHILLINGHAM DR           LAS VEGAS       NV    89123 Primary      PUD      360   69.4
63604981      DESAI, SAMIR             78 ROCKY HILL RD               SOUTH BRUNS     NJ     8852 Primary      PUD      360   69.2
63605490      DIAMOND, GREGORY         1 RED BUD LANE                 GREEN BROOK     NJ     8812 Primary      SFR      360   80.0
63609959      NAIR, KRISHNA            12 TEN BROEK CT                BRIDGEWATER     NJ     8807 Primary      SFR      360   85.0
63611252      YACHNIK, MICHAEL         1609 REVERE LANE               WALL TOWNSH     NJ     7719 Primary      SFR      360   75.5
64260488      FONDACARO, JACK          60 SAVO LOOP                   STATEN ISLA     NY    10309 Primary      PUD      360   80.0
64262243      STEVENS, JERRY           334 SHORE ROAD                 STATEN ISLA     NY    10307 Primary      SFR      360   65.3
64598209      CANNON, JR., THOMAS      1031 GLENDEVON DR              TOWNSHIP OF     PA    19002 Primary      PUD      360   88.8
64643221      BO-LINN, DR GEORGE       22 WINDWARD ROAD               BELVEDERE       CA    94920 Primary      SFR      360   50.0
64805255      MILLER, JEFFREY          17134 JEFFERSON AVE            LAKEVILLE       MN    55044 Primary      SFR      360   75.0
64874206      HALL, CARL               4466 KETTERING                 LONG GROVE      IL    60047 Primary      SFR      360   41.0
64916731      SMITH, SCOTT             3411 CHEECHAKO DR              RENO            NV    89509 Primary      PUD      360   61.7
64918297      LOESER, GARY             23 DUNE ROAD                   OCEAN           NJ     7712 Primary      SFR      360   74.0
64920437      KENEPP, GREG             9 CUSHING ROAD                 BRIDGEWATER     NJ     8807 Primary      SFR      360   46.2
64921506      TAN, KERSHU              9 TROMBLEY DR                  LIVINGSTON      NJ     7039 Primary      SFR      360   77.4
64922898      ANTONELLI, JOHN          24 VAIL TERRACE                BRANCHBURG      NJ     8876 Primary      SFR      360   73.8
64932117      BOND, JAYNE              7955 SW 191ST AVE              BEAVERTON       OR    97007 Primary      SFR      360   67.6
64967417      SCHEIPE, RICHARD         25 RED HILL COURT              MT. LAUREL      NJ     8054 Primary      PUD      360   80.0
64989364      CARPENTER, DEAN          37 RIDGEFIELD DR               SHOREHAM        NY    11786 Primary      SFR      360   79.4
64990290      WU, TZE-CHIEH            167 TOWN SQUARE DR             MT VIEW         CA    94043 Primary      PUD      360   79.9
64991784      HOLMES, JESS             1764 WARRINGTON DR             HENDERSON       NV    89012 Primary      PUD      360   80.0
65015797      KELLEY, ALAN             15305 182ND PL NE              WOODINVILLE     WA    98072 Primary      SFR      360   73.8
65023064      LABITA, JOSEPH           8 POILLON AVE                  STATEN ISLA     NY    10312 Primary      SFR      360   73.0
65025717      HANKASH, MARLENE         1244 78TH ST                   BROOKLYN        NY    11228 Primary      SFR      360   89.3
65026039      DESENA, JOSEPH           175 CLARKE AVE                 STATEN ISLA     NY    10306 Primary      SFR      360   79.2
65277511      MALAKI, ALEN             1430 REDWOOD DR                LOS ALTOS       CA    94024 Primary      SFR      360   57.6
65300611      NIETO, STEVE             592 QUAIL RUN CIRCLE           TRACY           CA    95376 Primary      SFR      360   76.8
65300874      HARLAND, MICHAEL         26259 HILLTOP PL               CARMEL          CA    93923 Secondary    SFR      360   49.2
65308221      BULIK, ROBERT            423 42ND AVENUE S              MOORHEAD        MN    56560 Primary      SFR      360   80.0
65417780      TANIGUCHI, GERALD        7191 HAWAII KAI DR             HONOLULU        HI    96825 Primary      PUD      360   70.6
65422864      HOLT, JOHN               14 CORTLAND DR                 HUDSON          MA     1749 Primary      SFR      360   70.1
65438451      KEYASHIAN, MAX           1457 MIRAMONTE AVE             LOS ALTOS       CA    94024 Primary      SFR      360   80.0
65443438      GARCIA, DAVID            668 GUADALUPE AVE              MILLBRAE        CA    94030 Primary      SFR      360   57.8
65446615      TORRES, DAVID            991 LA MESA DR                 MENLO PARK      CA    94028 Primary      SFR      360   57.1
65451368      BEN-EZRA, JEFFREY        3 SARAH CT                     MARLBORO        NJ     7746 Primary      SFR      360   90.0
65454294      PARACHA, AZHAR           870 MEADOW PASS ROAD           WALNUT          CA    91789 Primary      SFR      360   52.2
65464907      DARE, JR., JAMES         3514 NORWAY PL                 NORFOLK         VA    23509 Primary      PUD      360   72.7
65481003      BERRY, DAVID             27871 PLANTATION CT            TEHACHAPI       CA    93561 Secondary    PUD      360   90.0
65498267      VILORIA, BOBBY           85 HAMPSHIRE AVE               DALY CITY       CA    94015 Primary      SFR      360   73.0
65511859      CARLE, RONALD            902 W RIVER LANE               SANTA ANA       CA    92706 Primary      SFR      360   75.0
65585046      CHILVERS, CHARLES        59 GROVESIDE DR                ALISO VIEJO     CA    92656 Primary      PUD      360   80.0
65600401      DROHAN, DAVID            6 KING PHILIP PATH             HINGHAM         MA     2043 Primary      SFR      360   76.2
65616081      GOODSTADT, LEONARD       8560 E HUNTSWOOD WAY           TUCSON          AZ    85750 Primary      PUD      360   24.2
65655451      WELTS, KEITH             100 W HIGHLAND DR 400          SEATTLE         WA    98119 Primary      Condo    360   80.0
65704215      RANK, KURTIS             4970 DRUMMOND CIRCLE           UPPER SAUCO     PA    18034 Primary      SFR      360   84.8
65720849      WEFEL, GARY              10040 E HAPPY VALLEY ROAD      SCOTTSDALE      AZ    85255 Secondary    PUD      360   66.6
65735081      CHEN, CHIEN-CHEN         9309 ROBNEL PL                 VIENNA          VA    22182 Primary      PUD      360   67.6
65744110      ALLRED, KELLY            1430 SANTIAGO                  NEWPORT BEA     CA    92660 Primary      SFR      360   65.1
65747640      MARQUEZ, PAUL            3404 FRYMAN ROAD               STUDIO CITY     CA    91604 Primary      SFR      360   67.8
65747747      SNEDEKER, DAVID          10802 E 20TH ST                EDGEWOOD        WA    98372 Primary      SFR      300   68.5
65751736      SORENSEN, P.             560 MOUNTAIN AVE               PIEDMONT        CA    94611 Primary      SFR      360   37.2
65752562      DREVNO, MICHAEL          12970 CLAYMONT CT              SAN DIEGO       CA    92130 Primary      PUD      360   90.0
65754794      NGUYEN, THIEM            21465 HOLLY OAK DR             CUPERTINO       CA    95014 Primary      SFR      360   68.9
65759788      FOTI, ANTONIO            6 VIEW TERRACE                 MILLBRAE        CA    94030 Primary      SFR      360   73.8
65773179      ANSLOW, BRYAN            1810 NANCY CIRCLE              THOUSAND OA     CA    91362 Primary      SFR      360   77.2
65794672      SANTORELLI, ANTHONY      68 PARK AVE                    HARRISON        NY    10528 Primary      SFR      360   80.0
65794826      WALKER, MICHAEL          73 CRAWFORD RD                 MIDDLETOWN      NJ     7748 Primary      SFR      360   77.1
65804104      PALANCA, ALBERTO         12809 CANTRECE ST              CERRITOS        CA    90703 Primary      SFR      360   75.0
65805020      SAADATNEJADI, HAMIDREZA  2734 CALLE AVENTURA            RANCHO PALO     CA    90275 Primary      SFR      360   62.7
65805551      PUCHE, SERGIO            716 SILVER VALLEY TRAIL        WALNUT          CA    91789 Primary      SFR      360   79.4
65805623      YAHNER, JACK             3843 BLUFF ST                  TORRANCE        CA    90505 Primary      SFR      360   76.9
65809254      MEDVED, OLEG             22228 BELLEAU CT               CALABASAS       CA    91302 Primary      PUD      360   64.9
65809394      POWLEY, CURT             17788 MONTEZUMA CIRCLE         FOUNTAIN VA     CA    92708 Primary      SFR      360   80.0
65809432      LOUIS, EUGENE            15 WHITESANDS DR               NEWPORT COA     CA    92657 Primary      PUD      360   59.5
65809963      COLLINS, HUGH            31674 SEACOVE DR               LAGUNA BEAC     CA    92651 Primary      SFR      360   64.8
65823109      MERAGEAS, DIMITRIOS      1179 FAIRVIEW LANE             LONG GROVE      IL    60047 Primary      SFR      240   62.4
65824504      BLOUIN, DANIEL           3725 ARMOUR CT                 WOODRIDGE       IL    60517 Primary      SFR      360   80.0
65826221      DIX, JOHN                843 LINCOLN                    HINSDALE        IL    60521 Primary      SFR      360   35.2
65827503      SENNETT, DAVID           2875 PARKWOOD LANE             AURORA          IL    60504 Primary      SFR      360   73.3
65842707      GOOD, BRETT              768 LAKEMONT PL #6             SAN RAMON       CA    94583 Primary      Condo    360   80.0
65856058      REYES, ARTEMIO           5117 DISCOVERY AVE             SAN JOSE        CA    95111 Primary      SFR      360   95.0
65862783      HAZEN, EUGENE            5840 LA MORADA CT              SAN DIEGO       CA    92124 Primary      SFR      360   80.0
65868102      LAWRENCE, DONALD         15 ALBION ST                   NEWTON          MA     2459 Primary      SFR      360   84.4
65868757      JOHNSON, MATTHEW         21 WINTHROP ST                 CONCORD         MA     1742 Primary      SFR      360   80.0
65904753      RABINOVICH, IGOR         1092 TEMPERANCE LANE           TWP OF NORT     PA    18974 Primary      SFR      360   80.0
65906705      VALDEZ, JESUS            435 IRON HILL ST               PLEASANT HI     CA    94523 Primary      SFR      360   79.8
65915372      REESE, GAIL              4151 GRAACH CT                 SAN JOSE        CA    95135 Primary      SFR      360   50.5
65917111      HENDERSON, MICHAEL       1912 BELLE AVE                 SAN CARLOS      CA    94070 Primary      SFR      360   79.8
65918215      PETERSON, MICHAEL        1949 BRITTAN AVE               SAN CARLOS      CA    94070 Primary      SFR      300   75.0
65935071      ATHWAL, DAVINDER         2202 SHADOWRIDGE WAY           SAN JOSE        CA    95138 Primary      SFR      360   62.7
65939883      NAHAPETIAN, ARMEN        3304 DEER CREEK LANE           GLENDALE        CA    91208 Primary      SFR      360   65.7
65940130      BRAWER, STANLEY          1750 W 27TH ST                 LOS ANGELES     CA    90732 Primary      SFR      360   95.0
65940270      ROSSIGNOL, RICHARD       3462 ROBIN HILL ST             THOUSAND OA     CA    91360 Primary      SFR      360   79.8
65940393      BOUCHER, RICHARD         1757 10TH ST                   MANHATTAN B     CA    90266 Primary      SFR      360   68.9
65948246      GUILFOYLE, ROBERT        739 JUANITA AVE                SANTA BARBA     CA    93109 Primary      SFR      360   75.0
65949072      SU, ZHONGBIN             34 WHISPERING PINE             IRVINE          CA    92620 Primary      PUD      360   54.0
65952006      CHAO, KEVIN              25821 CEDARBLUFF TERRACE       LAGUNA HILL     CA    92653 Primary      PUD      360   66.6
65952146      YETO, PATRICK            2410 NORMANDY CIRCLE           LIVERMOORE      CA    94550 Primary      SFR      360   67.5
65952359      KIRKPATRICK, WILLIAM     2 HILLSIDE LANE                IRVINE          CA    92620 Primary      PUD      360   64.5
65955650      MONTES, SNTONIO          231 DENNIS DR                  DALY CITY       CA    94015 Primary      SFR      360   68.7
65962559      MAHL, STEVEN             962 DELBERT WAY                SAN JOSE        CA    95126 Primary      SFR      360   71.9
65964471      TSANG, SIU KEUN          14689 SOBEY OAKS CT            SARATOGA        CA    95070 Primary      SFR      360   22.2
65965027      SZETO, JOHNNY            43 CLIFFSIDE DR                DALY CITY       CA    94015 Primary      SFR      360   80.0
65967984      NASSIRZADEH, SHAHRIAR    1277 S BEVERLY GLEN BLVD       LOS ANGELES     CA    90024 Primary      Condo    360   80.0
65973151      FRICK, G.                18393 LOCKSLEY ST              SAN DIEGO       CA    92128 Primary      PUD      360   85.0
65974981      MURALI, RAMASWAMY        11723 SPRINGSIDE RD            SAN DIEGO       CA    92128 Primary      PUD      360   85.0
65989333      HALL, NOEL               14211 HALF MOON BAY DR         SAN DIEGO (     CA    92014 Primary      SFR      360   49.9
66009341      CONRAD, JANICE           411 LAFAYETTE ST               SALEM           MA     1970 Primary      SFR      360   57.6
66030528      SUTTON, JAMES            55 BLUE LAKES GRADE            JEROME          ID    83338 Primary      SFR      360   51.5
66033489      GIOVANNINI, ANDREW       5901 CAMINO TASSAJARA          SAN RAMON       CA    94583 Primary      SFR      360   70.0
66038430      FIGONE, GEORGE           1790 ADAMS ST                  SAN MATEO       CA    94403 Investor     SFR      360   63.1
66049440      RACHMELER, KIMBERLY      954 20TH AVENUE EAST           SEATTLE         WA    98112 Primary      SFR      360   60.6
66058449      YAMASHITA, ARIAKI        1349 VIA ZUMAYA                PALOS VERDE     CA    90274 Primary      SFR      360   31.4
66092132      BORDEN IV, SPENCER       278 HUNTERS RIDGE RD           CONCORD         MA     1742 Primary      SFR      360   47.9
66105323      BOZAN, RICHARD           3462 N KASHMIR CIRCLE          MESA            AZ    85215 Primary      PUD      360   95.0
66125103      SIMONTON, TEAK           287 CASTLE PEAK RD             EAGLE           CO    81631 Primary      PUD      360   66.7
66147786      MATALON, ROY             3701 EUREKA DR                 LOS ANGELES     CA    91604 Primary      SFR      360   68.9
66166951      ROMAN, JOEL              4851 POE AVE                   WOODLAND HI     CA    91364 Primary      SFR      360   75.0
66172837      GONZALEZ, RENE           15 GREENFIELD DR               PLAISTOW        NH     3865 Primary      SFR      360   95.0
66206502      MURRAY, PETER            13 BRENNAN AVE                 WALTHAM         MA     2154 Primary      SFR      360   90.0
66207151      THOMPSON, MICHAEL        185 POND ST                    HOPKINTON       MA     1748 Primary      SFR      360   76.2
66207169      EDDY, WAYNE              174 LUMBER ST                  HOPKINTON       MA     1748 Primary      SFR      360   80.0
66208998      SCHILMEISTER, LAWRENCE   414 WALTHAM ST                 WEST NEWTON     MA     2465 Primary      SFR      360   56.5
66209960      SHPAK, JERRY             2 PEABODY CT                   CONCORD         MA     1742 Primary      SFR      360   84.3
66210127      ESTEY, DAVID             194 LINCOLN ST                 EASTON          MA     2356 Primary      SFR      360   78.4
66211069      GULLANS, STEPHEN         27B WOODLAND ST                NATICK          MA     1760 Primary      SFR      360   70.6
66212421      OSHER, JUDITH            250 E EMERSON RD               LEXINGTON       MA     2173 Primary      SFR      360   75.0
66212430      KINET, JEAN-PIERR        3 HUNT RD                      LEXINGTON       MA     2173 Primary      SFR      360   78.8
66221374      PALMER, MICHAEL          145 W CONCORD ST # 3           BOSTON          MA     2118 Primary      Condo    360   68.5
66239605      PETERSON, LAURENCE       1732 DOUBLE ARCH CT            LAS VEGAS       NV    89128 Primary      PUD      360   84.5
66257051      WITT, PHILIP             7911 PARK RD                   CHARLOTTE       NC    28210 Primary      SFR      360   80.0
66284163      SCHERR, JUDITH           328 ANDOVER ST #1              SAN FRANCIS     CA    94110 Primary      Condo    360   74.4
66289076      TRAN, KIM                2219 OCEANSIDE WAY             SAN LEANDRO     CA    94579 Primary      PUD      360   85.0
66291500      BITLER, STEVEN           444 UNIVERSITY DR              MENLO PARK      CA    94025 Primary      SFR      300   50.0
66293740      ORFILA, GLENN            505 AVENIDA OSSA               SAN CLEMENT     CA    92672 Primary      PUD      360   78.7
66294975      CHEN, ZHENG              889 CALLE LA PRIMAVERA         GLENDALE        CA    91208 Primary      SFR      360   67.8
66301319      LEFEVRE, RICHARD         580 IMPERIAL DR                EDWARDS         CO    81632 Primary      PUD      360   72.7
66306281      TOKARCHUK, PETER         3135 HILLSIDE DR               BURLINGAME      CA    94010 Primary      SFR      360   80.0
66307023      FELDMAN, RICHARD         10493 MIRA VISTA AVE           CUPERTINO       CA    95014 Primary      SFR      360   52.2
66314534      CALSADILLO, ALEXANDER    8211 W ROBIN LANE              PEORIA          AZ    85382 Primary      PUD      360   95.0
66314950      PENDLETON, PATRICK       16728 N 111TH ST               SCOTTSDALE      AZ    85259 Primary      PUD      360   90.0
66315107      BIALICK, RICHARD         11692 WILLS CREEK RD           SAN DIEGO       CA    92131 Primary      PUD      360   79.0
66317371      JONES, J                 12915 ELMFIELD LANE            POWAY           CA    92064 Primary      SFR      360   86.3
66317835      LE, TOAN                 11877 STONEGATE WAY            LA(NORTHRID     CA    91326 Primary      PUD      360   80.0
66323681      KLEIN, JEAN-CHRIS        4745 LA PINTA WAY              SAN JOSE        CA    95129 Primary      PUD      360   80.0
66336716      SULT, THOMAS             8154 187TH AVE NE              NEW LONDON      MN    56273 Primary      SFR      360   78.7
66360781      WERSCHLER JR, WILLIAM    428 W HIGH DR                  SPOKANE         WA    99203 Primary      SFR      360   80.0
66361842      TRACY, PATRICK           3335 217TH PL NE               REDMOND         WA    98053 Primary      SFR      360   80.0
66362148      STOODY, GLENN            1627 8TH AVE W                 SEATTLE         WA    98119 Primary      SFR      360   80.0
66370655      CHENETTE, JOHN           3521 KIRKRIDGE ST              SANTA ROSA      CA    95409 Primary      PUD      360   80.0
66376815      WALTZE, JAMES            1853 KINGLET CT                COSTA MESA      CA    92626 Primary      SFR      360   76.6
66380294      FUHRMANN, AMIR           2840 CONCORD LANE              SANTA CLARA     CA    95051 Primary      SFR      360   80.0
66380324      BECK, HUGUES             1285 SYLVAN ROAD               MONTEREY        CA    93940 Primary      SFR      360   79.1
66381495      MORA, JAIME              300 BERMUDA LANE               VALLEJO         CA    94591 Primary      SFR      360   90.0
66383170      ROWLAND, SUZAN           116 VIA SERENA                 ALAMO           CA    94507 Primary      SFR      360   62.3
66383480      HOPKINS, DEAN            3321 MAGIC MORGAN TRAIL        COOL            CA    95614 Primary      SFR      360   60.0
66390176      HODGE, CLYDE             492 IRVING CT                  TIBURON         CA    94920 Primary      SFR      360   80.0
66395763      SCHILPP, FRED            16 PILGRIM'S PATH              NORTH TRURO     MA     2652 Secondary    SFR      360   57.3
66396255      CURRY, SEAN              580 JERUSALEM ROAD             COHASSET        MA     2025 Primary      SFR      360   53.3
66396450      MURRAY, CYNTHIA          30 HERSEY ST                   HINGHAM         MA     2043 Primary      SFR      360   80.0
66426332      FENTRESS, JOHN           1301 ALEXANDRA COURT           COLLEYVILLE     TX    76034 Primary      SFR      360   73.2
66426367      VISSER, MITCH            3950 COTTONWOOD LANE           ROSWELL         NM    88201 Primary      SFR      360   77.0
66429919      LOPEZ, ROBERT            3633 BARBARA ST                LOS ANGELES     CA    90731 Primary      SFR      360   79.1
66435765      GUO, TZONG               2909 N WESTON ST               ORANGE          CA    92667 Primary      PUD      360   74.9
66442214      OLSSON, STEVEN           832 NEW MORNING ROAD           CAMANO ISLA     WA    98292 Primary      PUD      360   79.8
66442974      BOWERS, DAVID            17826 NE 100TH CT              REDMOND         WA    98052 Primary      SFR      360   70.3
66451728      DENISON II, SCOTT        1623 NOTRE DAME AVE            BELMONT         CA    94002 Primary      SFR      360   80.0
66504741      BOTTCHER, MARGARET       324 N CATALINA AVE #2          REDONDO BEA     CA    90277 Primary      Condo    360   89.9
66506590      HAGEN, MARK              28570 HASKELL CANYON RD        SANTA CLARI     CA    91350 Primary      SFR      360   78.7
66506808      ROBERTS, ROGER           51 GINGHAM ST                  COTO DE CAZ     CA    92679 Primary      PUD      360   77.9
66509815      RAHAMIM, GUY             13025 ARBORWALK LANE           TUSTIN          CA    92782 Primary      PUD      360   90.0
66537975      SHELBY, CYNTHIA          930 HARBORVIEW DR              MARTINEZ        CA    94553 Primary      SFR      360   79.4
66556597      SMITH, STEPHEN           18409 OLD RIVER ROAD           LAKE OSWEGO     OR    97034 Primary      SFR      360   69.6
66558361      ALLRED, JOEL             416 S MARYFIELD DR             SALT LAKE C     UT    84108 Primary      PUD      360   35.0
66565154      WAGGENER, RONALD         1008 DANVILLE BLVD             ALAMO           CA    94507 Primary      SFR      360   80.0
66586861      MCGEE, EDWARD            4921 E CALLE DEL NORTE         PHOENIX         AZ    85018 Primary      SFR      360   70.0
66590019      GARRIGUES, WILLIAM       18675 LA VENTANA RD            MURRIETA        CA    92562 Primary      SFR      360   68.9
66590990      REED, CHARLES            3510 FAIRMONT BLVD             YORBA LINDA     CA    92886 Primary      SFR      360   74.1
66592275      PALMISANO, SAMUEL        1615 RUCKER AVE                GILROY          CA    95020 Primary      SFR      240   66.1
66603277      BIEN, DANIEL             20588 NE 33RD CT               REDMOND         WA    98053 Primary      PUD      360   55.0
66619262      SAUNDERS, JR, WALTER     3110 PROVO CT                  SAN JOSE        CA    95127 Primary      SFR      360   66.7
66620660      BEATTY, DAVID            826 CARMEL AVE                 LOS ALTOS       CA    94022 Primary      SFR      360   42.9
66623251      FIT, JOZEFA              110 OAK LANE                   GLENWOOD SP     CO    81601 Primary      PUD      360   76.7
66623898      LOY, CHARLES             16620 N 111TH ST               SCOTTSDALE      AZ    85259 Primary      PUD      360   78.9
66624649      MCGAUGHY, BRUCE          240 YERBA BUENA PL             FREMONT         CA    94536 Primary      SFR      360   80.0
66624665      COGSWELL, DOUGLASS       21 CHAPARRAL RD                EDWARDS         CO    81632 Primary      PUD      360   52.8
66627737      HANNA, J.                1237 MOANA DR                  SAN DIEGO       CA    92107 Primary      SFR      360   75.0
66629454      GONZALEZ-RUBIO, ADOLFO   6 SIXPENCE WAY                 CORONADO        CA    92118 Primary      PUD      360   28.6
66644691      MCCAFFERY, RICHARD       15250 SEADRIFT AVE             CASPAR          CA    95420 Primary      SFR      360   77.6
66646316      GOLDENBERG, ANDREA       2421 CROYDON ROAD              CHARLOTTE       NC    28209 Primary      SFR      360   71.2
66647827      HOLLANDER, MICHAEL       2314 HARRIMAN LANE A           REDONDO BEA     CA    90278 Primary      Condo    360   67.2
66648769      BARRETT, DIANE           14 CRESKILL PL                 HUNTINGTON      NY    11743 Primary      SFR      360   76.8
66651221      HAFNER, GLENN            1300 LITCHFIELD COURT          VIRGINIA BE     VA    23452 Primary      SFR      360   80.0
66663822      ZBOROWSKI, RICHARD       16 MEADOW WOOD DR              COTO DE CAZ     CA    92679 Primary      PUD      360   73.7
66664101      VASSILEV, VASSIL         12452 CARMEL POINTE            SAN DIEGO       CA    92130 Primary      SFR      360   90.0
66676878      CHAN, KATHY              20635 LARKSTONE DR             DIAMOND BAR     CA    91789 Primary      SFR      360   79.8
66680107      DEIGERT, MICHAEL         22679 CANYON RIDGE PL          CASTRO VALL     CA    94552 Primary      PUD      360   75.0
66682525      ARELLANO, VICENTE        364-B N WHISMAN RD             MOUNTAIN VI     CA    94043 Primary      PUD      360   52.6
66687209      BOUSTEAD, ROBERT         2851 NW 94TH ST                SEATTLE         WA    98117 Primary      SFR      360   90.0
66729611      BAREWALD, DAVID          23661 VIA SAN GIL              MISSION VIE     CA    92691 Primary      PUD      360   92.3
66738458      SWANSON, STEVEN          6534 PEMBRIDGE HILL 123        WEST BLOOMF     MI    48322 Primary      PUD      360   78.9
66739209      DEAR, JAMES              21 STILLMAN ST #2              SAN FRANCIS     CA    94107 Primary      Condo    360   69.3
66739713      ADLER, STANLEY           335 MAGEE AVE                  MILL VALLEY     CA    94941 Primary      SFR      360   50.4
66739845      REED, DAVID              175 GREEN VALLEY RD            SCOTTS VALL     CA    95066 Primary      SFR      360   70.0
66741734      CARROLL, MICHAEL         17105 SONOMA HWY               SONOMA          CA    95476 Secondary    SFR      360   65.2
66748542      DAHLSTROM, RICHARD       437 EASTWOOD SHORES            TRAVERSE CI     MI    49684 Primary      SFR      360   66.7
66751004      SMORCH, MICHAEL          1435 CAMBRIDGE RD              LANSING         MI    48911 Primary      SFR      360   75.0
66751608      SIEGEL, MITCHELL         163 DUNCAN WAY                 OAKLAND         CA    94611 Primary      SFR      360   80.0
66751781      AHMADI, ROBERT           210 GREAT CIRCLE DR            MILL VALLEY     CA    94941 Primary      SFR      360   64.4
66751799      FURKA, JOHN              45565 BRIDGEPORT DR            FREMONT         CA    94539 Primary      SFR      360   64.0
66751802      ITO, DOUGLAS             831 JANSEN AVE                 SAN JOSE        CA    95125 Primary      SFR      360   80.0
66751918      KLABUNDE, PETER          221 PALM DR                    PIEDMONT        CA    94610 Primary      SFR      360   80.0
66751977      LEE, CHII                746 SOLSTICE CT                FREMONT         CA    94539 Primary      SFR      360   67.4
66752027      MCGEE, NORA              2931-A FILLMORE ST             SAN FRANCIS     CA    94123 Primary      Condo    360   42.2
66752400      CHIN, GILMORE            18620 STARRETT CT              CUPERTINO       CA    95014 Primary      SFR      360   70.0
66752523      WISHART, KENNETH         363 SEA WOLF WAY               LIVERMORE       CA    94550 Primary      SFR      360   80.0
66805643      YU, GANG                 7148 VALBURN DR                AUSTIN          TX    78731 Primary      SFR      360   73.4
66805902      STAPLETON, MICHAEL       RT 1 196 LOOP ROAD             BRENHAM         TX    77833 Primary      SFR      360   80.0
66831831      BENNETT, THOMAS          1900 ROSECREST DR              OAKLAND         CA    94602 Primary      SFR      360   73.2
66832225      PARK, SEUJEUNG           7890 FIESTA LANE               CUPERTINO       CA    95014 Primary      SFR      360   74.6
66835763      MULLANEY, PAUL           35 BRENTWOOD ROAD              WOBURN          MA     1801 Primary      SFR      360   90.0
66840562      LEWIS, HARRY             2 BLACK TAIL LANE              MONTEREY        CA    93940 Primary      SFR      360   63.6
66840830      GARNER, DELTON           791 PARK WAY                   SO. SAN FRA     CA    94080 Primary      SFR      360   80.0
66841348      MOEUR, WILLIAM           22383 CRESTON DR               LOS ALTOS       CA    94024 Primary      SFR      360   80.0
66841429      KELLY, RICHARD           205 PUFFIN CT                  FOSTER CITY     CA    94404 Primary      SFR      360   75.0
66842018      TUCKETT, GARY            2105 CLARICE LANE              BURLINGAME      CA    94010 Primary      SFR      240   52.6
66842671      LEININGER, KEVIN         3777 NEWTON WAY                PLEASANTON      CA    94588 Primary      SFR      360   74.8
66848059      SMITH, ROBERT            80075 MERION                   LA QUINTA       CA    92253 Secondary    Condo    360   58.1
66849047      HUNTER, JOSEPH           804 BALBOA STREET & 595-       SAN FRANCIS     CA    94118 Primary      2-Family 360   70.1
66849357      YTURRI, PAUL             1036 DOLORES DR                LAFAYETTE       CA    94549 Primary      SFR      360   56.3
66849667      LOCKE, DENISE            6815 - 6817 CALIFORNIA ST      SAN FRANCIS     CA    94121 Primary      2-Family 360   74.4
66850002      GUINN, ROBERT            190 O'SHAUGHNESSY BLVD         SAN FRANCIS     CA    94127 Primary      SFR      360   80.0
66850975      APP, HARALD              2000 14TH AVE                  SAN FRANCIS     CA    94116 Primary      SFR      360   90.0


Loan #         Rate    First                                                                  Sch
                       Pay Dat    Mat Dt     PANDI   Sch PTD      Orig Bal   Act Balance     Balance  Purp          Doc    Appraisal
20031936        7.25    2/1/99     1/1/22    677.16   3/1/99        90823      90684.00      90555.33 PURCH         FULL    111000
20033221        7.25    2/1/99     1/1/22   1000.45   3/1/99       134184     133269.00     133073.73 PURCH         FULL    200000
20430625           8   10/1/98     2/1/25   1745.66   3/1/99       229985     227113.00     226882.23 PURCH         FULL    322000
21417806       7.875    3/1/99    11/1/26   2045.03   3/1/99       276332     276332.00     276100.83 PURCH         FULL    298000
21567085         7.5    1/1/99     9/1/26   1811.67   3/1/99       253463     253007.00     252777.05 PURCH         FULL    510000
21603499       7.875    2/1/99     8/1/26   1672.73   3/1/99       225645     225453.00     225260.78 PURCH         FULL    290000
21609411       7.875    3/1/99    10/1/26   2160.79   3/1/99       291729     291729.00     291483.59 R/T REFI      FULL    390000
5000015015      7.25    3/1/99     2/1/29   2578.63   3/1/99       378000     378000.00     377705.12 R/T REFI      FULL    504000
5000025543      7.25    4/1/99     3/1/29   1821.42   3/1/99       267000     267000.00        267000 R/T REFI      FULL    360000
5000026061     6.875    4/1/99     3/1/29   1839.41   3/1/99       280000     280000.00        280000 R/T REFI      RAPD    361000
5000041128         7    4/1/99     3/1/29   1856.86   3/1/99       279100     279100.00        279100 C/O REFI      FULL    425000
5000263037     7.375    4/1/99     3/1/29   2013.84   3/1/99       291575     291575.00        291575 PURCH         FULL    324000
5000288174       6.5    4/1/99     3/1/29   1566.52   3/1/99       247840     247840.00        247840 PURCH         RAPD    310000
5000348432         7    4/1/99     3/1/29   2262.03   3/1/99       340000     340000.00        340000 R/T REFI      RAPD    512000
5000400068       6.5    3/1/99     2/1/29   1921.18   3/1/99       303950     303950.00     303675.22 PURCH         RAPD    380000
5000400654     7.125    4/1/99     3/1/29   3584.19   3/1/99       532000     532000.00        532000 PURCH         FULL    665000
5000403294      6.75    4/1/99     3/1/29   2589.21   3/1/99       399200     399200.00        399200 PURCH         RAPD    499000
5000409184      6.75    4/1/99     3/1/29   2610.61   3/1/99       402500     402500.00        402500 C/O REFI      RAPD    590000
5000418607     7.375    4/1/99     3/1/29   2030.59   3/1/99       294000     294000.00        294000 R/T REFI      RAPD    732000
5000418912      7.25    3/1/99     2/1/29   2667.31   3/1/99       391000     391000.00     390694.98 R/T REFI      RAPD    565000
5000448083     6.875    4/1/99     3/1/29   1773.71   3/1/99       270000     270000.00        270000 PURCH         FULL    308000
5000449743         7    4/1/99     3/1/29   2561.42   3/1/99       385000     385000.00        385000 R/T REFI      FULL    725000
5000452150     6.875    4/1/99     3/1/29   1896.89   3/1/99       288750     288750.00        288750 C/O REFI      RAPD    385000
5000452341         7    4/1/99     3/1/29   2288.65   3/1/99       344000     344000.00        344000 PURCH         RAPD    475000
5000465053     6.625    3/1/99     2/1/29   1920.94   3/1/99       300000     300000.00     299735.31 C/O REFI      RAPD    450000
5000465111         7    3/1/99     2/1/29   1929.38   3/1/99       290000     290000.00     289762.29 C/O REFI      FULL    415000
5000465780     7.375    4/1/99     3/1/29   2251.61   3/1/99       326000     326000.00        326000 C/O REFI      RAPD    435000
5000480235     6.875    4/1/99     3/1/29   1708.02   3/1/99       260000     260000.00        260000 PURCH         RAPD    380000
62738763       6.875    4/1/99     3/1/29   1543.79   3/1/99       235000     235000.00     235000.00 PURCH         FULL    275000
62933981           8    4/1/99     8/1/27   2772.23   3/1/99       372692     372692.00     372692.68 PURCH         FULL    475000
63374331       6.875    3/1/99     2/1/29   1576.63   3/1/99       240000     239798.00     239798.37 PURCH         RAPD    346000
63604981         6.5    3/1/99     2/1/29   1485.37   3/1/99       235000     235000.00     234787.55 PURCH         RAPD    340000
63605490        7.25    3/1/99     2/1/29   1815.96   3/1/99       266200     266200.00     265992.33 PURCH         RAPD    340000
63609959       7.375    3/1/99     2/1/29    1825.8   3/1/99       264350     264350.00     264148.85 PURCH         FULL    311000
63611252       6.625    3/1/99     2/1/29   1504.74   3/1/99       235000     235000.00     234792.66 PURCH         RAPD    316000
64260488       7.375    3/1/99     2/1/29   2072.03   3/1/99       300000     299771.00     299771.72 PURCH         FULL    375000
64262243       6.625    4/1/99     3/1/29   1504.74   3/1/99       235000     235000.00     235000.00 PURCH         RAPD    361000
64598209           7    4/1/99     3/1/29   1594.74   3/1/99       239700     239700.00     239700.00 R/T REFI      FULL    270000
64643221       6.875   11/1/98    10/1/28   5255.44   3/1/99       800000     797288.00     796600.74 PURCH         FULL   1600000
64805255        6.75    3/1/99     2/1/29      1508   3/1/99       232500     232500.00     232299.81 C/O REFI      RAPD    310000
64874206       7.375    3/1/99     2/1/29    2762.7   3/1/99       400000     400000.00     399695.63 PURCH         RAPD    975000
64916731         7.5    3/1/99     2/1/29   2272.45   3/1/99       325000     325000.00     324758.80 R/T REFI      FULL    527000
64918297       6.375    3/1/99     2/1/29   1444.89   3/1/99       231600     231600.00     231385.49 PURCH         RAPD    320000
64920437       6.875    3/1/99     2/1/29   1970.79   3/1/99       300000     299747.00     299747.96 PURCH         RAPD    665000
64921506        6.75    3/1/99     2/1/29   1556.64   3/1/99       240000     240000.00     239793.36 PURCH         RAPD    338000
64922898       6.875    4/1/99     3/1/29   1576.63   3/1/99       240000     240000.00     240000.00 PURCH         RAPD    328000
64932117       6.625    3/1/99     2/1/29   1872.91   3/1/99       292500     292500.00     292241.93 R/T REFI      FULL    433000
64967417        6.75    3/1/99     2/1/29    1511.5   3/1/99       233041     233041.00     232840.36 PURCH         FULL    300000
64989364       7.375    3/1/99     2/1/29    1933.9   3/1/99       280000     279786.00     279786.93 PURCH         FULL    357000
64990290       7.125    3/1/99     2/1/29    3219.7   3/1/99       477900     477900.00     477517.83 PURCH         RAPD    598000
64991784        6.75    4/1/99     3/1/29   1538.16   3/1/99       237150     237150.00     237150.00 PURCH         RAPD    297000
65015797           7    4/1/99     3/1/29   1596.73   3/1/99       240000     240000.00     240000.00 R/T REFI      FULL    325000
65023064           7    3/1/99     2/1/29   1796.32   3/1/99       270000     270000.00     269778.68 R/T REFI      FULL    370000
65025717         7.5    3/1/99     2/1/29   1748.04   3/1/99       250000     250000.00     249814.46 PURCH         FULL    280000
65026039           7    4/1/99     3/1/29   2528.15   3/1/99       380000     380000.00     380000.00 PURCH         RAPD    485000
65277511           7    3/1/99     2/1/29   3259.99   3/1/99       490000     490000.00     489598.34 C/O REFI      FULL    850000
65300611       6.625    4/1/99     3/1/29   1536.75   3/1/99       240000     240000.00     240000.00 PURCH         FULL    312500
65300874        7.25    3/1/99     2/1/29   2298.94   3/1/99       337000     337000.00     336737.10 R/T REFI      FULL    685000
65308221       6.625    3/1/99     2/1/29   1485.53   3/1/99       232000     232000.00     231795.30 PURCH         RAPD    290000
65417780       6.375    3/1/99     2/1/29   2245.94   3/1/99       360000     360000.00     359666.56 C/O REFI      FULL    510000
65422864       6.375    3/1/99     2/1/29   1497.29   3/1/99       240000     240000.00     239777.71 PURCH         FULL    345000
65438451       7.375    3/1/99     2/1/29   3121.86   3/1/99       452000     451656.00     451656.06 PURCH         FULL    565000
65443438           7    3/1/99     2/1/29   1596.73   3/1/99       240000     240000.00     239803.27 R/T REFI      FULL    415000
65446615         7.5    3/1/99     2/1/29   2796.86   3/1/99       400000     400000.00     399703.14 PURCH         FULL    750000
65451368       7.375    3/1/99     2/1/29   2206.71   3/1/99       319500     319500.00     319256.88 PURCH         FULL    355000
65454294        7.25    3/1/99     2/1/29   3827.01   3/1/99       561000     561000.00     560562.37 R/T REFI      FULL   1075000
65464907       6.875    3/1/99     2/1/29   1576.63   3/1/99       240000     240000.00     239798.37 PURCH         RAPD    332500
65481003         7.5    2/1/99     1/1/29   1837.54   3/1/99       262800     262604.00     262408.70 R/T REFI      FULL    292000
65498267       6.375    3/1/99     2/1/29    1466.1   3/1/99       235000     235000.00     234782.34 R/T REFI      FULL    322000
65511859        7.25    3/1/99     2/1/29   1586.06   3/1/99       232500     232318.00     232318.63 C/O REFI      FULL    310000
65585046           7    2/1/99     1/1/29   2809.24   3/1/99       422250     421903.00     421555.75 PURCH         RAPD    528000
65600401        7.25    4/1/99     3/1/29   2728.71   3/1/99       400000     400000.00     400000.00 R/T REFI      FULL    525000
65616081           7    3/1/99     2/1/29   1596.73   3/1/99       240000     240000.00     239803.27 C/O REFI      FULL    990000
65655451        7.25    3/1/99     2/1/29   2992.32   3/1/99       438642     438642.00     438299.81 PURCH         RAPD    548303
65704215       7.375    3/1/99     2/1/29   1768.13   3/1/99       256000     256000.00     255805.20 R/T REFI      RAPD    302000
65720849        7.25    3/1/99     2/1/29   2339.86   3/1/99       343000     343000.00     342732.43 R/T REFI      RAPD    515000
65735081         6.5    3/1/99     2/1/29   1516.97   3/1/99       240000     239783.00     239783.03 PURCH         FULL    355000
65744110       6.625    3/1/99     2/1/29   2433.19   3/1/99       380000     380000.00     379664.73 PURCH         RAPD    585000
65747640       7.125    4/1/99     3/1/29   2856.57   3/1/99       424000     424000.00     424000.00 R/T REFI      RAPD    625000
65747747        7.75    3/1/99     2/1/24   1888.33   3/1/99       250000     250000.00     249726.25 C/O REFI      RAPD    365000
65751736       6.375    3/1/99     2/1/29   1497.29   3/1/99       240000     240000.00     239777.71 PURCH         RAPD    645000
65752562         6.5    3/1/99     2/1/29   2429.04   3/1/99       384300     384300.00     383952.59 PURCH         RAPD    435000
65754794       7.375    3/1/99     2/1/29   2520.97   3/1/99       365000     365000.00     364722.26 R/T REFI      RAPD    530000
65759788       7.375    3/1/99     2/1/29   3695.12   3/1/99       535000     535000.00     534592.90 R/T REFI      FULL    725000
65773179       6.375    3/1/99     2/1/29   1453.62   3/1/99       233000     233000.00     232784.19 R/T REFI      FULL    302000
65794672       7.625    4/1/99     3/1/29   1981.83   3/1/99       280000     280000.00     280000.00 PURCH         FULL    350000
65794826       6.875    3/1/99     2/1/29   1773.71   3/1/99       270000     270000.00     269773.17 R/T REFI      RAPD    350000
65804104        7.25    3/1/99     2/1/29   1893.04   3/1/99       277500     277283.00     277283.52 C/O REFI      RAPD    370000
65805020       7.125    4/1/99     3/1/29   2132.32   3/1/99       316500     316500.00     316500.00 R/T REFI      RAPD    505000
65805551       7.375    3/1/99     2/1/29   2520.97   3/1/99       365000     365000.00     364722.26 R/T REFI      FULL    459500
65805623         7.5    3/1/99     2/1/29    2322.8   3/1/99       332200     332200.00     331953.45 R/T REFI      RAPD    432000
65809254        7.25    3/1/99     2/1/29   2810.57   3/1/99       412000     412000.00     411678.60 R/T REFI      RAPD    635000
65809394       7.625    3/1/99     2/1/29   1896.89   3/1/99       268000     268000.00     267806.03 R/T REFI      RAPD    335000
65809432       7.625    3/1/99     2/1/29   3892.87   3/1/99       550000     550000.00     549601.92 C/O REFI      RAPD    925000
65809963       7.125    3/1/99     2/1/29   1744.94   3/1/99       259000     258792.00     258792.87 PURCH         RAPD    406000
65823109           7    3/1/99     2/1/19   2636.02   3/1/99       340000     340000.00     339347.31 R/T REFI      FULL    545000
65824504       7.875    3/1/99     2/1/29   2465.24   3/1/99       340000     339766.00     339766.01 R/T REFI      RAPD    425000
65826221       7.125    3/1/99     2/1/29   2657.82   3/1/99       394500     394500.00     394184.52 R/T REFI      RAPD   1120000
65827503        7.75    3/1/99     2/1/29   3940.27   3/1/99       550000     550000.00     549611.81 R/T REFI      RAPD    750000
65842707       6.875    3/1/99     2/1/29   1576.63   3/1/99       240000     240000.00     239798.37 R/T REFI      RAPD    300000
65856058         6.5    3/1/99     2/1/29   1495.16   3/1/99       236550     236336.00     236336.15 PURCH         FULL    249000
65862783       7.125    3/1/99     2/1/29   1563.03   3/1/99       232000     231850.00     231663.98 R/T REFI      FULL    290000
65868102        7.25    3/1/99     2/1/29   2592.27   3/1/99       380000     380000.00     379703.56 PURCH         RAPD    450000
65868757       7.125    3/1/99     2/1/29   2037.33   3/1/99       302400     302400.00     302158.17 R/T REFI      RAPD    378000
65904753        7.25    3/1/99     2/1/29   1991.96   3/1/99       292000     292000.00     291772.21 PURCH         RAPD    365000
65906705        6.75    3/1/99     2/1/29   2366.09   3/1/99       364800     364800.00     364485.91 PURCH         RAPD    458000
65915372         6.5    3/1/99     2/1/29   1453.76   3/1/99       230000     230000.00     229792.07 R/T REFI      FULL    455000
65917111        7.25    4/1/99     3/1/29    2285.3   3/1/99       335000     335000.00     335000.00 PURCH         RAPD    420000
65918215         7.5    3/1/99     2/1/24   2161.55   3/1/99       292500     292500.00     292166.58 C/O REFI      RAPD    390000
65935071           7    3/1/99     2/1/29   3326.52   3/1/99       500000     500000.00     499590.15 PURCH         RAPD    797950
65939883       7.125    4/1/99     3/1/29    2735.3   3/1/99       406000     406000.00     406000.00 R/T REFI      RAPD    618000
65940130       7.125    3/1/99     2/1/29   2016.11   3/1/99       299250     299250.00     299010.69 PURCH         FULL    315000
65940270       6.875    3/1/99     2/1/29   1731.01   3/1/99       263500     263500.00     263278.63 R/T REFI      RAPD    330000
65940393       7.125    3/1/99     2/1/29    3132.8   3/1/99       465000     464628.00     464628.14 R/T REFI      RAPD    675000
65948246        7.75    4/1/99     3/1/29   2149.24   3/1/99       300000     300000.00     300000.00 R/T REFI      RAPD    400000
65949072           7    3/1/99     2/1/29   1796.32   3/1/99       270000     269778.00     269778.68 C/O REFI      RAPD    500000
65952006        7.25    4/1/99     3/1/29   2612.74   3/1/99       383000     383000.00     383000.00 R/T REFI      RAPD    575000
65952146       7.125    4/1/99     3/1/29   2615.38   3/1/99       388200     388200.00     388200.00 R/T REFI      RAPD    575000
65952359       7.125    4/1/99     3/1/29   2896.99   3/1/99       430000     430000.00     430000.00 R/T REFI      FULL    667000
65955650           7    3/1/99     2/1/29    1530.2   3/1/99       230000     229811.00     229811.47 C/O REFI      FULL    335000
65962559       6.875    3/1/99     2/1/29   1510.94   3/1/99       230000     229806.00     229806.77 C/O REFI      FULL    320000
65964471       7.625    3/1/99     2/1/29   3538.97   3/1/99       500000     500000.00     499638.11 R/T REFI      FULL   2250000
65965027       6.875    3/1/99     2/1/29   2223.05   3/1/99       338400     338400.00     338115.70 PURCH         RAPD    423000
65967984        6.75    4/1/99     3/1/29   1504.75   3/1/99       232000     232000.00     232000.00 R/T REFI      RAPD    290000
65973151       7.125    3/1/99     2/1/29   1981.41   3/1/99       294100     293864.00     293864.81 PURCH         RAPD    346000
65974981         6.5    3/1/99     2/1/29   1453.13   3/1/99       229900     229692.00     229692.16 PURCH         RAPD    275000
65989333       6.625    3/1/99     2/1/29   1501.53   3/1/99       234500     234500.00     234293.11 R/T REFI      RAPD    470000
66009341        6.75    3/1/99     2/1/29   1867.97   3/1/99       288000     288000.00     287752.03 R/T REFI      RAPD    500000
66030528       7.625    3/1/99     2/1/29   2371.11   3/1/99       335000     335000.00     334757.54 C/O REFI      FULL    650000
66033489        7.25    3/1/99     2/1/29   7401.62   3/1/99      1085000    1085000.00    1084153.59 R/T REFI      FULL   1550000
66038430        7.25    3/1/99     2/1/29   1548.55   3/1/99       227000     226822.00     226822.91 R/T REFI      FULL    360000
66049440           7    3/1/99     2/1/29   2395.09   3/1/99       360000     360000.00     359704.91 PURCH         RAPD    600000
66058449       7.125    3/1/99     2/1/29   2964.37   3/1/99       440000     440000.00     439648.13 R/T REFI      FULL   1400000
66092132       7.625    3/1/99     2/1/29   2356.96   3/1/99       333000     333000.00     332758.98 R/T REFI      FULL    695000
66105323       6.875    3/1/99     2/1/29   1494.68   3/1/99       227525     227525.00     227333.85 PURCH         FULL    240000
66125103         6.5    3/1/99     2/1/29   1516.97   3/1/99       240000     240000.00     239783.03 C/O REFI      FULL    360000
66147786       7.125    3/1/99     2/1/29   5571.66   3/1/99       827000     827000.00     826338.65 R/T REFI      FULL   1200000
66166951           7    3/1/99     2/1/29   2395.09   3/1/99       360000     360000.00     359704.91 C/O REFI      RAPD    480000
66172837        6.25    3/1/99     2/1/29   1421.39   3/1/99       230850     230850.00     230630.95 PURCH         FULL    243000
66206502         7.5    3/1/99     2/1/29   2252.87   3/1/99       322200     322200.00     321960.88 PURCH         FULL    360000
66207151       7.375    3/1/99     2/1/29   2762.71   3/1/99       400000     400000.00     399695.62 R/T REFI      RAPD    525000
66207169       7.375    3/1/99     2/1/29   2320.67   3/1/99       336000     336000.00     335744.33 R/T REFI      FULL    420000
66208998         7.5    3/1/99     2/1/29   2132.61   3/1/99       305000     305000.00     304773.64 R/T REFI      RAPD    545000
66209960       7.375    3/1/99     2/1/29    2037.5   3/1/99       295000     295000.00     294775.52 R/T REFI      FULL    350000
66210127           7    3/1/99     2/1/29   1721.81   3/1/99       258800     258800.00     258587.86 R/T REFI      RAPD    330000
66211069       7.625    3/1/99     2/1/29   2073.84   3/1/99       293000     293000.00     292787.93 R/T REFI      RAPD    415000
66212421       7.375    3/1/99     2/1/29   3211.64   3/1/99       465000     465000.00     464646.17 C/O REFI      FULL    620000
66212430        7.25    3/1/99     2/1/29   3922.52   3/1/99       575000     575000.00     574551.44 R/T REFI      RAPD    730000
66221374       7.125    3/1/99     2/1/29   2930.68   3/1/99       435000     434652.00     434652.13 PURCH         RAPD    655000
66239605       6.875    3/1/99     2/1/29   1576.63   3/1/99       240000     240000.00     239798.37 PURCH         FULL    284000
66257051       6.375    3/1/99     2/1/29   1422.43   3/1/99       228000     228000.00     227788.82 R/T REFI      RAPD    285000
66284163       6.875    3/1/99     2/1/29   1576.63   3/1/99       240000     239798.00     239798.37 PURCH         RAPD    322500
66289076       6.875    3/1/99     2/1/29   1903.13   3/1/99       289700     289456.00     289456.61 PURCH         FULL    340931
66291500       7.375    3/1/99     2/1/24    3654.4   3/1/99       500000     499418.00     499418.52 C/O REFI      RAPD   1000000
66293740        7.25    3/1/99     2/1/29   2899.25   3/1/99       425000     425000.00     424668.46 R/T REFI      FULL    540000
66294975       6.875    3/1/99     2/1/29   1576.63   3/1/99       240000     240000.00     239798.37 C/O REFI      RAPD    355000
66301319        6.75    3/1/99     2/1/29   1556.64   3/1/99       240000     239793.00     239793.36 C/O REFI      FULL    330000
66306281           7    3/1/99     2/1/29   2820.89   3/1/99       424000     424000.00     423652.44 PURCH         RAPD    530000
66307023       7.375    3/1/99     2/1/29   2182.54   3/1/99       316000     314700.00     314451.55 R/T REFI      RAPD    605000
66314534        7.25    3/1/99     2/1/29   1739.21   3/1/99       254950     254950.00     254751.11 PURCH         RAPD    270000
66314950       7.125    3/1/99     2/1/29    2407.2   3/1/99       357300     357014.00     357014.27 PURCH         RAPD    405000
66315107       7.375    3/1/99     2/1/29   2058.21   3/1/99       298000     298000.00     297773.25 R/T REFI      FULL    377000
66317371       6.875    2/1/99     1/1/29   1530.64   3/1/99       233000     232607.00     232607.39 PURCH         RAPD    270000
66317835       7.125    3/1/99     2/1/29   3194.77   3/1/99       474200     474200.00     473820.79 PURCH         FULL    592802
66323681       7.125    3/1/99     2/1/29   1563.03   3/1/99       232000     232000.00     231814.47 PURCH         RAPD    290000
66336716       6.375    2/1/99     1/1/29   1497.29   3/1/99       240000     239777.00     239554.24 R/T REFI      RAPD    305000
66360781        7.25    3/1/99     2/1/29   1937.39   3/1/99       284000     284000.00     283778.44 R/T REFI      RAPD    355000
66361842         6.5    3/1/99     2/1/29   2275.45   3/1/99       360000     360000.00     359674.55 PURCH         RAPD    450000
66362148           7    3/1/99     2/1/29   2592.02   3/1/99       389600     389600.00     389280.65 PURCH         RAPD    500000
66370655        7.25    3/1/99     2/1/29   2892.43   3/1/99       424000     424000.00     423669.24 PURCH         FULL    531000
66376815         7.5    3/1/99     2/1/29   1982.98   3/1/99       283600     283600.00     283389.52 R/T REFI      RAPD    370000
66380294        7.25    3/1/99     2/1/29   2210.26   3/1/99       324000     324000.00     323747.24 PURCH         RAPD    405000
66380324        6.75    3/1/99     2/1/29   2334.96   3/1/99       360000     360000.00     359690.04 PURCH         RAPD    455000
66381495       7.125    3/1/99     2/1/29   1576.51   3/1/99       234000     234000.00     233812.87 R/T REFI      FULL    260000
66383170         7.5    3/1/99     2/1/29   2286.44   3/1/99       327000     326543.00     326543.75 R/T REFI      FULL    525000
66383480       6.875    3/1/99     2/1/29   1576.63   3/1/99       240000     240000.00     239798.37 R/T REFI      FULL    400000
66390176        6.75    4/1/99     3/1/29   2438.73   3/1/99       376000     376000.00     376000.00 PURCH         RAPD    470000
66395763       7.375    3/1/99     2/1/29   2313.77   3/1/99       335000     334745.00     334745.08 PURCH         FULL    590000
66396255        6.75    3/1/99     2/1/29   1556.64   3/1/99       240000     240000.00     239793.36 C/O REFI      FULL    450000
66396450        6.75    3/1/99     2/1/29   3363.89   3/1/99       518640     518640.00     518193.46 PURCH         RAPD    650000
66426332       7.625    3/1/99     2/1/29   2809.95   3/1/99       397000     397000.00     396712.65 R/T REFI      FULL    542000
66426367       6.875    3/1/99     2/1/29   1708.02   3/1/99       260000     260000.00     259781.56 PURCH         RAPD    337500
66429919           7    3/1/99     2/1/29   1763.06   3/1/99       265000     265000.00     264782.77 R/T REFI      RAPD    335000
66435765       7.375    3/1/99     2/1/29   2303.41   3/1/99       333500     333500.00     333246.23 R/T REFI      RAPD    445000
66442214       6.875    3/1/99     2/1/29   2003.64   3/1/99       305000     305000.00     304743.76 R/T REFI      FULL    382000
66442974       6.875    3/1/99     2/1/29   1524.08   3/1/99       232000     232000.00     231805.09 C/O REFI      FULL    330000
66451728        6.75    4/1/99     3/1/29   2485.43   3/1/99       383200     383200.00     383200.00 PURCH         FULL    479000
66504741       7.125    3/1/99     2/1/29   1877.32   3/1/99       278650     278650.00     278427.16 PURCH         RAPD    310000
66506590       7.125    4/1/99     3/1/29    1920.1   3/1/99       285000     285000.00     285000.00 R/T REFI      RAPD    362000
66506808         7.5    3/1/99     2/1/29   2125.62   3/1/99       304000     304000.00     303774.38 R/T REFI      FULL    390000
66509815       6.875    3/1/99     2/1/29   1558.57   3/1/99       237250     237050.00     237050.67 PURCH         FULL    264000
66537975         7.5    3/1/99     2/1/29   1998.01   3/1/99       285750     285750.00     285537.93 R/T REFI      RAPD    360000
66556597       7.375    3/1/99     2/1/29   3211.64   3/1/99       465000     465000.00     464646.17 R/T REFI      FULL    668000
66558361       6.875    3/1/99     2/1/29   2266.41   3/1/99       345000     345000.00     344710.15 R/T REFI      FULL    985000
66565154         7.5    3/1/99     2/1/29   2349.37   3/1/99       336000     336000.00     335750.63 PURCH         RAPD    425000
66586861         7.5    3/1/99     2/1/29   1957.81   3/1/99       280000     280000.00     279792.19 C/O REFI      FULL    400000
66590019       7.625    3/1/99     2/1/29   2023.02   3/1/99       285820     285820.00     285613.13 C/O REFI      RAPD    415000
66590990           7    3/1/99     2/1/29   2268.69   3/1/99       341000     341000.00     340720.48 R/T REFI      RAPD    460000
66592275       7.375    4/1/99     3/1/19   2585.42   3/1/99       324000     322571.00     322571.32 R/T REFI      FULL    490000
66603277       7.875    3/1/99     2/1/29   1961.64   3/1/99       270545     270358.00     270358.81 PURCH         RAPD    495000
66619262           7    3/1/99     2/1/29   1886.14   3/1/99       283500     283500.00     283267.61 R/T REFI      RAPD    425000
66620660       6.875    3/1/99     2/1/29   1970.79   3/1/99       300000     300000.00     299747.96 C/O REFI      FULL    700000
66623251        7.25    4/1/99     3/1/29   3922.52   3/1/99       575000     571987.00     571987.96 R/T REFI      FULL    750000
66623898        6.75    3/1/99     2/1/29   1895.86   3/1/99       292300     292048.00     292048.33 PURCH         RAPD    371000
66624649       6.875    3/1/99     2/1/29   1786.19   3/1/99       271900     271000.00     270766.41 PURCH         RAPD    340000
66624665       6.875    3/1/99     2/1/29   1717.87   3/1/99       261500     261280.00     261280.31 R/T REFI      RAPD    495000
66627737       6.875    3/1/99     2/1/29   2039.76   3/1/99       310500     310239.00     310239.15 C/O REFI      RAPD    414000
66629454       6.875    3/1/99     2/1/29   3195.96   3/1/99       486500     486091.00     486091.28 R/T REFI      FULL   1700000
66644691         7.5    4/1/99     3/1/29   3284.22   3/1/99       469700     469700.00     469700.00 R/T REFI      FULL    605000
66646316        6.75    3/1/99     2/1/29    2594.4   3/1/99       400000     400000.00     399655.60 PURCH         RAPD    570000
66647827       7.125    3/1/99     2/1/29   1720.01   3/1/99       255300     255300.00     255095.83 R/T REFI      RAPD    380000
66648769           7    3/1/99     2/1/29   1531.86   3/1/99       230250     230250.00     230061.27 R/T REFI      FULL    300000
66651221           7    3/1/99     2/1/29   2309.94   3/1/99       347200     347200.00     346915.39 PURCH         RAPD    442000
66663822       7.625    3/1/99     2/1/29    4122.9   3/1/99       582500     582500.00     582078.40 C/O REFI      FULL    790000
66664101       6.875    3/1/99     2/1/29   1877.18   3/1/99       285750     285750.00     285509.93 PURCH         RAPD    318000
66676878           7    3/1/99     2/1/29   1995.91   3/1/99       300000     299750.00     299750.00 PURCH         FULL    376000
66680107           7    4/1/99     3/1/29   1995.91   3/1/99       300000     300000.00     300000.00 C/O REFI      FULL    400000
66682525       7.375    3/1/99     2/1/29   2417.37   3/1/99       350000     350000.00     349733.67 C/O REFI      RAPD    665000
66687209       7.875    4/1/99     3/1/29   1892.44   3/1/99       261000     261000.00     261000.00 PURCH         RAPD    290000
66729611       6.875    3/1/99     2/1/29   1576.63   3/1/99       240000     240000.00     239798.37 PURCH         FULL    260000
66738458        7.25    3/1/99     2/1/29   2346.35   3/1/99       343950     343950.00     343681.68 R/T REFI      RAPD    436000
66739209       7.125    3/1/99     2/1/29   1751.67   3/1/99       260000     259792.00     259792.08 PURCH         RAPD    376000
66739713       7.125    4/1/99     3/1/29   2344.55   3/1/99       348000     346604.00     346604.57 R/T REFI      FULL    690000
66739845        7.25    4/1/99     3/1/29      2507   3/1/99       367500     367500.00     367500.00 C/O REFI      FULL    525000
66741734        6.75    3/1/99     2/1/29    1945.8   3/1/99       300000     300000.00     299741.70 PURCH         RAPD    460000
66748542        7.25    3/1/99     2/1/29   2728.71   3/1/99       400000     400000.00     399687.96 C/O REFI      FULL    600000
66751004       7.375    3/1/99     2/1/29   1864.83   3/1/99       270000     270000.00     269794.55 C/O REFI      FULL    360000
66751608           7    3/1/99     2/1/29   1793.66   3/1/99       269600     269600.00     269379.01 R/T REFI      FULL    337000
66751781         7.5    3/1/99     2/1/29   2971.67   3/1/99       425000     425000.00     424684.58 R/T REFI      FULL    660000
66751799         7.5    3/1/99     2/1/29   2810.85   3/1/99       402000     401701.00     401701.65 R/T REFI      RAPD    628000
66751802        7.25    3/1/99     2/1/29    1910.1   3/1/99       280000     280000.00     279781.57 PURCH         RAPD    350000
66751918       7.125    3/1/99     2/1/29   3206.91   3/1/99       476000     475326.00     475326.25 PURCH         RAPD    595000
66751977       7.375    4/1/99     3/1/29   3840.16   3/1/99       556000     556000.00     556000.00 R/T REFI      RAPD    825000
66752027       6.875    3/1/99     2/1/29   1773.71   3/1/99       270000     270000.00     269773.17 R/T REFI      RAPD    640000
66752400           7    3/1/99     2/1/29   3446.27   3/1/99       518000     518000.00     517575.40 PURCH         FULL    740000
66752523         7.5    3/1/99     2/1/29    3435.6   3/1/99       491350     491350.00     490985.34 PURCH         FULL    614233
66805643        7.25    3/1/99     2/1/29   3629.18   3/1/99       532000     532000.00     531584.99 R/T REFI      RAPD    725000
66805902       7.375    3/1/99     2/1/29    1933.9   3/1/99       280000     279786.00     279786.93 PURCH         FULL    380000
66831831         7.5    3/1/99     2/1/29   2482.22   3/1/99       355000     355000.00     354736.53 C/O REFI      FULL    485000
66832225       7.375    3/1/99     2/1/29   2293.05   3/1/99       332000     331747.00     331747.37 R/T REFI      RAPD    445000
66835763       7.625    3/1/99     2/1/29   1955.64   3/1/99       276300     276300.00     276100.02 R/T REFI      FULL    307000
66840562       7.125    3/1/99     2/1/29   2122.22   3/1/99       315000     315000.00     314748.09 R/T REFI      RAPD    495000
66840830        7.25    4/1/99     3/1/29   2019.25   3/1/99       296000     296000.00     296000.00 PURCH         FULL    370000
66841348       6.375    4/1/99     3/1/29   2869.81   3/1/99       460000     460000.00     460000.00 PURCH         RAPD    575000
66841429           7    3/1/99     2/1/29   2420.04   3/1/99       363750     363451.00     363451.83 C/O REFI      RAPD    485000
66842018           7    4/1/99     3/1/19    2325.9   3/1/99       300000     300000.00     300000.00 R/T REFI      RAPD    570000
66842671           7    3/1/99     2/1/29   4128.21   3/1/99       620500     619619.00     619619.58 R/T REFI      RAPD    830000
66848059        7.25    3/1/99     2/1/29    3069.8   3/1/99       450000     450000.00     449648.95 R/T REFI      FULL    775000
66849047         7.5    3/1/99     2/1/29    3034.6   3/1/99       434000     434000.00     433677.90 PURCH         RAPD    620000
66849357       7.375    3/1/99     2/1/29   2040.26   3/1/99       295400     295400.00     295175.22 C/O REFI      FULL    525000
66849667       7.375    3/1/99     2/1/29   3135.67   3/1/99       454000     454000.00     453654.54 C/O REFI      FULL    610000
66850002       6.875    4/1/99     3/1/29   2349.18   3/1/99       357600     357600.00     357600.00 PURCH         RAPD    447000
66850975       7.375    3/1/99     2/1/29   2479.53   3/1/99       359000     359000.00     358726.82 PURCH         RAPD    400000



******

Loan #                             Term   CLTV

20031936                           274    89.0
20033221                           274    76.7
20430625                           311    73.6
21417806                           332    94.9
21567085                           330    51.9
21603499                           329    79.9
21609411                           331    76.7
5000015015                         359    75.0
5000025543                         360    74.2
5000026061                         360    77.6
5000041128                         360    65.7
5000263037                         360    90.0
5000288174                         360    80.0
5000348432                         360    66.4
5000400068                         359    80.0
5000400654                         360    80.0
5000403294                         360    80.0
5000409184                         360    68.2
5000418607                         360    40.2
5000418912                         359    69.2
5000448083                         360    90.0
5000449743                         360    53.1
5000452150                         360    75.0
5000452341                         360    80.0
5000465053                         359    66.7
5000465111                         359    69.9
5000465780                         360    74.9
5000480235                         360    68.4
62738763                           360    85.5
62933981                           341    80.0
63374331                           359    69.3
63604981                           359    69.2
63605490                           359    80.0
63609959                           359    85.0
63611252                           359    75.5
64260488                           359    79.9
64262243                           360    65.3
64598209                           360    88.8
64643221                           355    49.8
64805255                           359    75.0
64874206                           359    41.0
64916731                           359    61.7
64918297                           359    74.0
64920437                           359    46.2
64921506                           359    77.4
64922898                           360    73.8
64932117                           359    67.6
64967417                           359    80.0
64989364                           359    79.3
64990290                           359    79.9
64991784                           360    80.0
65015797                           360    73.8
65023064                           359    73.0
65025717                           359    89.3
65026039                           360    79.2
65277511                           359    57.6
65300611                           360    76.8
65300874                           359    49.2
65308221                           359    80.0
65417780                           359    70.6
65422864                           359    70.1
65438451                           359    79.9
65443438                           359    57.8
65446615                           359    57.1
65451368                           359    90.0
65454294                           359    52.2
65464907                           359    72.7
65481003                           358    89.9
65498267                           359    73.0
65511859                           359    74.9
65585046                           358    79.9
65600401                           360    76.2
65616081                           359    24.2
65655451                           359    80.0
65704215                           359    84.8
65720849                           359    66.6
65735081                           359    67.5
65744110                           359    65.1
65747640                           360    67.8
65747747                           299    68.5
65751736                           359    37.2
65752562                           359    90.0
65754794                           359    68.9
65759788                           359    73.8
65773179                           359    77.2
65794672                           360    80.0
65794826                           359    77.1
65804104                           359    74.9
65805020                           360    62.7
65805551                           359    79.4
65805623                           359    76.9
65809254                           359    64.9
65809394                           359    80.0
65809432                           359    59.5
65809963                           359    64.7
65823109                           239    62.4
65824504                           359    79.9
65826221                           359    35.2
65827503                           359    73.3
65842707                           359    80.0
65856058                           359    94.9
65862783                           359    79.9
65868102                           359    84.4
65868757                           359    80.0
65904753                           359    80.0
65906705                           359    79.8
65915372                           359    50.5
65917111                           360    79.8
65918215                           299    75.0
65935071                           359    62.7
65939883                           360    65.7
65940130                           359    95.0
65940270                           359    79.8
65940393                           359    68.8
65948246                           360    75.0
65949072                           359    54.0
65952006                           360    66.6
65952146                           360    67.5
65952359                           360    64.5
65955650                           359    68.6
65962559                           359    71.8
65964471                           359    22.2
65965027                           359    80.0
65967984                           360    80.0
65973151                           359    84.9
65974981                           359    84.9
65989333                           359    49.9
66009341                           359    57.6
66030528                           359    51.5
66033489                           359    70.0
66038430                           359    63.1
66049440                           359    60.6
66058449                           359    31.4
66092132                           359    47.9
66105323                           359    95.0
66125103                           359    66.7
66147786                           359    68.9
66166951                           359    75.0
66172837                           359    95.0
66206502                           359    90.0
66207151                           359    76.2
66207169                           359    80.0
66208998                           359    56.5
66209960                           359    84.3
66210127                           359    78.4
66211069                           359    70.6
66212421                           359    75.0
66212430                           359    78.8
66221374                           359    68.4
66239605                           359    84.5
66257051                           359    80.0
66284163                           359    74.4
66289076                           359    84.9
66291500                           299    49.9
66293740                           359    78.7
66294975                           359    67.8
66301319                           359    72.7
66306281                           359    80.0
66307023                           359    52.0
66314534                           359    95.0
66314950                           359    89.9
66315107                           359    79.0
66317371                           358    86.2
66317835                           359    80.0
66323681                           359    80.0
66336716                           358    78.6
66360781                           359    80.0
66361842                           359    80.0
66362148                           359    80.0
66370655                           359    80.0
66376815                           359    76.6
66380294                           359    80.0
66380324                           359    79.1
66381495                           359    90.0
66383170                           359    62.2
66383480                           359    60.0
66390176                           360    80.0
66395763                           359    57.3
66396255                           359    53.3
66396450                           359    80.0
66426332                           359    73.2
66426367                           359    77.0
66429919                           359    79.1
66435765                           359    74.9
66442214                           359    79.8
66442974                           359    70.3
66451728                           360    80.0
66504741                           359    89.9
66506590                           360    78.7
66506808                           359    77.9
66509815                           359    89.9
66537975                           359    79.4
66556597                           359    69.6
66558361                           359    35.0
66565154                           359    80.0
66586861                           359    70.0
66590019                           359    68.9
66590990                           359    74.1
66592275                           240    65.8
66603277                           359    55.0
66619262                           359    66.7
66620660                           359    42.9
66623251                           360    76.3
66623898                           359    78.8
66624649                           359    79.7
66624665                           359    52.8
66627737                           359    74.9
66629454                           359    28.6
66644691                           360    77.6
66646316                           359    71.2
66647827                           359    67.2
66648769                           359    76.8
66651221                           359    80.0
66663822                           359    73.7
66664101                           359    90.0
66676878                           359    79.7
66680107                           360    75.0
66682525                           359    52.6
66687209                           360    90.0
66729611                           359    92.3
66738458                           359    78.9
66739209                           359    69.2
66739713                           360    50.2
66739845                           360    70.0
66741734                           359    65.2
66748542                           359    66.7
66751004                           359    75.0
66751608                           359    80.0
66751781                           359    64.4
66751799                           359    64.0
66751802                           359    80.0
66751918                           359    79.9
66751977                           360    67.4
66752027                           359    42.2
66752400                           359    70.0
66752523                           359    80.0
66805643                           359    73.4
66805902                           359    79.9
66831831                           359    73.2
66832225                           359    74.5
66835763                           359    90.0
66840562                           359    63.6
66840830                           360    80.0
66841348                           360    80.0
66841429                           359    74.9
66842018                           240    52.6
66842671                           359    74.7
66848059                           359    58.1
66849047                           359    70.1
66849357                           359    56.3
66849667                           359    74.4
66850002                           360    80.0
66850975                           359    90.0



Total Loans              253
Sched UPB     $84,240,302.17
WAC                    7.133
WAM                    356.2
WOLTV                    0.0
WCLTV                   71.4

                                 EXHIBIT D-2

                          NMC MORTGAGE LOAN SCHEDULE




LOAN#     NAME                      ADDRESS                    CITY           ST    ZIP      OCC         PROP        TERM
-----     ----                      -------                    ----           --    ---      ---         ----        ----
22507339  LEIGHTON, DRSTEVEN        4903 CLAYBROOKE CO         MATTHEWS       NC     28105   Primary     PUD           360
22663801  STEVENSON JR, SLEE        29706 HANSEL               FAIR OAKS R    TX     78015   Primary     PUD           360
22670293  INSERRA, MARK             48 LAKESIDE CT             DEVON          PA     19333   Primary     SFR           360
22678528  LAUGHINGHOUSE, KENNETH    322 DARTMOUTH AVE          FAIR HAVEN     NJ      7704   Primary     SFR           360
22685754  DEMOREST, LAWRIE          1263 BEECH VALLEY          ATLANTA        GA     30306   Primary     SFR           360
22688923  GILLETTE, RICHARD         10530 AUDUBON COURT        EDEN PRAIRI    MN     55437   Primary     SFR           360
22703557  SOUZA, JAMES              13470 SEAL LAKE LAN        RENO           NV     89511   Primary     SFR           360
22706832  MERRICK, JOHN             790 PARKSIDE TRAI          MARIETTA       GA     30064   Primary     PUD           300
22710305  WASKO, BRUCE              16378 E BERRY AVE          AURORA         CO     80015   Primary     PUD           360
22713101  SWEENEY, EUGENE           825 FAWN MEADOW C          ROSWELL        GA     30075   Primary     PUD           360
22716716  MARSTELLER, RONALD        10890 MEANDERVIEW C        MANASSAS       VA     20111   Primary     PUD           360
22720163  KELLEY, JAMES             4819 OLD TIMBER RI         MARIETTA       GA     30068   Primary     PUD           360
22720767  STEEL, JUDITH             91 W PACES FERR            ATLANTA        GA     30305   Primary     Condo         360
22720908  KENNEDY, FREDERICK        7374 HUNTERS OAK C         SPRINGFILED    VA     22150   Primary     PUD           360
22725253  KRAVITT, DAVID            202 OLYMPIC CLUB           BLUE BELL      PA     19422   Primary     SFR           300
22725626  HALL, GREGORY             850 CLUB CHASE LA          ROSWELL        GA     30076   Primary     PUD           360
22731012  MARMAR, JOEL              112 S 19TH ST              LONGPORT       NJ      8403   Secondary   SFR           360
22732382  FREED, DENNIS             1900 ALASKAN WAY           SEATTLE        WA     98101   Primary     SFR           360
22737175  SHELDON, NORMA            2710 PINE HILL DRIVE       KNOXVILLE      TN     37932   Primary     SFR           360
22737837  GRIMM, GARY               1538 CHADMORE LANE         CONCORD        NC     28207   Primary     PUD           240
22745913  WALEWANDER, JOHN          1162 HIGHLAND DR           NOVATO         CA     94949   Primary     SFR           360
22746101  PENTON, ANDREW            7411 MARIGOLD DRIVE        IRVING         TX     75063   Primary     PUD           360
22746515  RAHMAN, MIRZA             41 WINDERMERE DR           BLUE BELL      PA     19422   Primary     PUD           360
22748552  GREEN JR, HENRY           3179 VERDUN DRIVE          ATLANTA        GA     30305   Primary     SFR           360
22749535  BRANNON, TIMOTHY          1146 BRIDGEMILL AV         CANTON         GA     30114   Primary     PUD           360
22750491  OKEEFFE, CAROL            8468 COLONIAL DRIVE        LITTLETON      CO     80124   Primary     PUD           360
22780563  HURST, JAMES              7 THE CROFT                ATLANTA        GA     30342   Primary     PUD           360
27646785  BIRNBAUM, JORGE           2423 HARRIMAN LANE         REDONDO BEA    CA     90278   Primary     Condo         360
27670686  WEISEL, RANDALL           3711 KEYSTONE RD           TARPON SPRI    FL     34689   Primary     SFR           360
27671932  BARNES, STEVEN            189 CORN PLANTERS          DANIEL ISLA    SC     29492   Primary     PUD           360
27678481  VIVALDI, GREGORY          3145 SKYLINE DRIVE         OCEANSIDE      CA     92056   Primary     SFR           360
27746155  RICHTER, TIMOTHY          5101 EMBASSY LANE          FAIR OAKS      CA     95628   Primary     SFR           360
27761857  HINKLE, DON               500 RED OAK DR             HOT SPRINGS    AR     71913   Primary     SFR           360
21807797  REMACK, ROBERT            L 26 LAKESHORE DRI         LAKE LOTAWA    MO     64086   Primary     SFR           360
21884051  WEINER, JEFFREY           6742 PAXSON ROAD           SOLEBURY       PA     18963   Primary     SFR           360
21922505  KELLEY, CHARLES           3712 S BUTTERNUT AVE       BROKEN ARRO    OK     74011   Primary     SFR           360
21982400  WINTERS, DEVON            602 NORTHWOOD COU          SOUTHLAKE      TX     76092   Primary     PUD           360
22038095  WINTERS, ROBERT           503 DORAL CIR              BERWYN         PA     19312   Primary     SFR           360
22059000  IACCONI, DANA             1904 FAIRMOUNT DRI         JAMISON        PA     18929   Primary     SFR           360
22063929  MCAULIFFE, MICHAEL        2458 SOUTH NEWCOMB         LAKEWOOD       CO     80227   Primary     SFR           360
22094742  HOLDEN, MARK              314 BOMAR STREET           HOUSTON        TX     77006   Primary     SFR           360
22105514  PRICE, DAVID              1763 W BLUE RIDGE          CHANDLER       AZ     85248   Primary     PUD           360
22169361  CIARA, BARBARA            601 MAYFLOWER DR           NORFOLK        VA     23508   Primary     SFR           360
22172654  JONES, ROBERT             5637 RISBOROUGH            PLANO          TX     75093   Primary     PUD           360
22204317  HOWATSON, JAMES           1097 9TH AVE               FOX ISLAND     WA     98333   Primary     SFR           360
22226146  MATSIRAS, PAUL            104 BEAUFORT COUR          PHOENIXVILL    PA     19460   Primary     PUD           360
22286355  GARIBIAN, GARO            1102 PENMORE PLACE         ABINGTON TO    PA     19046   Primary     SFR           360
22303101  GERSTEIN, LAWRENCE        5084 CHAMPLAIN CIR         WEST BLOOMF    MI     48323   Primary     SFR           360
22307177  GRICE, RICHARD            430 HUNTCLIFF GRE          ATLANTA        GA     30350   Primary     PUD           360
22310882  VIOX SR, JAMES            1916 DOBSON PARK L         KNOXVILLE      TN     37922   Primary     SFR           360
22317622  CELEBREZZE, ROCCO         11506 VALLEY VIEW R        ANCHORAGE      KY     40223   Primary     PUD           360
22321632  TERRELL, MARTIN           20375 TRUE VISTA CI        MONUMENT       CO     80132   Primary     SFR           360
22326037  RUSHTON, KEVIN            4591 COVERED BRIDG         BLOOMFIELD     MI     48302   Primary     SFR           360
22327845  REITER, RANDY             2517 SAND SHORES D         CONROE         TX     77304   Primary     PUD           240
22339584  BARKSDALE, JAMES          5213 S SCOUT ISLAND CI     AUSTIN         TX     78731   Primary     PUD           360
22360416  PATERSON, JOHN            8350 E WHISPERING WI       SCOTTSDALE     AZ     85255   Primary     SFR           360
22373906  KEEGAN, JOSEPH            120 CONDOR DRIVE           EAGLE          CO     81631   Primary     SFR           360
22375711  POWERS, THOMAS            9800 JUNIPER HILL          ROCKVILLE      MD     20850   Primary     SFR           360
22378905  LEMOINE, CHARLES          533 MALDEN AVENUE          LAGRANGE PA    IL     60526   Primary     SFR           360
22385124  WANG, CHANGFONG           36 FAIRBANKS ROA           LEXINGTON      MA      2421   Primary     SFR           360
22394308  READ, JOHN                2697 E LAKE OF THE         MINNEAPOLIS    MN     55408   Primary     SFR           240
22395271  MENNER, STEVEN            609 N NEWTON AVENUE        GLEN ELLYN     IL     60137   Primary     SFR           360
22395693  LATZ, JEFFREY             91 ROSE COURT              LEMONT         IL     60439   Primary     SFR           360
22397574  EYNON, JILL               2202 DECATUR PL NW         WASHINGTON     DC     20036   Primary     SFR           360
22399497  QUARLES, REBECCA          4920 JOHN TICER DR         ALEXANDRIA     VA     22304   Primary     SFR           360
22409213  JOHNSON, LELA             4333 CARL DR               LISLE          IL     60532   Primary     SFR           360
22410807  HENNESSY, MATTHEW         17611 SPRINGWINDS D        CORNELIUS      NC     28031   Primary     SFR           360
22411649  LOWRY, BRYAN              3700 FAVERO ROAD           RICHMOND       VA     23233   Primary     SFR           360
22430417  KANE, THOMAS              25 OAKES RD                RUMSON         NJ      7760   Primary     SFR           360
22439178  FLORES, ROBEN             7268 DEL NORTE DR          GOLETA         CA     93117   Primary     SFR           360
22440549  NORTH, PATRICK            6192 N 29TH PL             PHOENIX        AZ     85016   Primary     SFR           360
22440622  MURPHY, MICHAEL           7691 HIDDEN LAKE D         HUDSONVILLE    MI     49426   Primary     SFR           360
22440663  REMSKI, JAMES             870 LAKEVIEW               BIRMINGHAM     MI     48009   Primary     SFR           360
22441760  SMITH, DALE               114 OLD COUNTY LA          EDWARDS        CO     81632   Primary     SFR           360
22442164  BROWN, ROBERT             341 RAWHIDE ROAD           EDWARDS        CO     81632   Primary     SFR           360
22442263  JAMES, CAMILLE            1204 SUNNY ACRES R         MAHOMET        IL     61853   Primary     SFR           360
22454342  HALFPENNY JR, BERNARD     117 CHESWOLD LN            HAVERFORD      PA     19041   Primary     SFR           360
22460695  LODEN, WILLIAM            6586 LONE STAR LAN         AUBREY         TX     76249   Primary     SFR           360
22466213  NOBLE, JAMES              11939 BROOKSTONE DR        TRUCKEE        TX     96161   Secondary   PUD           360
22486120  KING, ROBERT              862 EAST 100 NORT          SMITHFIELD     UT     84335   Primary     SFR           360
22489546  HUFF, JEFFREY             1210 43RD AVE              GREELEY        CO     80634   Primary     SFR           360
22493878  GARCIA, PEGGY             6010 284TH WAY NE          CARNATION      WA     98014   Primary     SFR           360
22495527  REED, SCOTT               9 REED HILL ROA            GRANBY         CT      6035   Primary     SFR           360
22496434  CALLISTER, THOMAS         3689 CASHILL BLVD          RENO           NV     89509   Primary     SFR           360
22498406  PADDON, JANET             5841 NAGLE AVENUE          VAN NUYS       CA     91401   Primary     SFR           360
22499461  SPOERL, STEVEN            6 SQUIRE LANE              ST CHARLES     IL     60174   Primary     PUD           360
22499750  SHEALY, ALAN              132 RED FOX TRAIL          CHAPIN         SC     29036   Primary     SFR           360
22499875  DEKROUB JR, JOSEPH        3304 OUTBACK               PUTNAM TWP     MI     48169   Primary     SFR           360
22500045  MACK, THOMAS              30400 SE HIGHWAY 212       BORING         OR     97009   Primary     SFR           360
22500342  BROWN, DOUGLAS            18008 BONHOMME BEND C      CHESTERFIEL    MO     63005   Primary     PUD           360
22500433  VIGNAPIANO, LOUIS         597 PARKSIDE DR            CHULA VISTA    CA     91910   Primary     SFR           360
22500599  COOPER, JAMES             1816 W THURDERHIL          PHOENIX        AZ     85045   Primary     PUD           360
22500987  OMALLEY, MARY             4 INDIAN TERRAC            LOCUS          NJ      7760   Primary     SFR           360
22502876  SEE, WILLIAM              3100 WOODBINE DRIVE        COLUMBIA       MO     65203   Primary     PUD           360
22503387  OLSAN, MICHAEL            300 WATERLOO AVE           BERWYN         PA     19312   Primary     SFR           360
22504914  FORS, ERIK                29 RAVEN ROAD              NORTH OAKS     MN     55127   Primary     PUD           360
22507248  BROWN, PHILLIP            2000 HUNTERS FIELD R       KIRKWOOD       MO     63122   Primary     SFR           360
22509723  HANSES, MARGARET          2637 BOHEMIAN HIGH         OCCIDENTAL     CA     95465   Primary     SFR           360
22514939  ROMARY, MARK              4064 AMBER LANE            PALM HARBOR    FL     34685   Primary     PUD           360
22517031  POWERS, DAVID             920 DRAKE RD               GLENVIEW       IL     60025   Primary     SFR           360
22519052  GIBSON, TERRY             1425 HAWKSHEAD LANE        LOUISVILLE     KY     40220   Primary     SFR           360
22521272  CHEESMAN, ANTHONY         2255 CAMINO DEL VE         ALPINE         CA     91901   Primary     SFR           360
22521751  HAMMON, BARON             5412 CASTLEWOOD RO         DALLAS         TX     75229   Primary     SFR           360
22521769  TOKUNAGA, SHAWN           475 E OXFORD ROAD          BENNINGTON     IL     60010   Primary     SFR           360
22522536  RIFKIN, TED               1648 HERITAGE ROAD         HESPERUS       CO     81326   Primary     SFR           360
22522957  TOTARO, DOMINIC           12309 CAROL DRIVE          FULTON         MD     20759   Primary     SFR           360
22523047  HAGGERTY, JOSEPH          12636 GREENBRIAR RD        POTOMAC        MD     20854   Primary     SFR           360
22524565  PENLEY, THOMAS            217 MIDDAUGH RD            CLARENDON H    IL     60514   Primary     SFR           360
22526503  GREENBERG, CHARLES        1114 EMERALD HILLS         EDMONDS        WA     98020   Primary     SFR           360
22529119  KELLER, JAMES             4145 SW 55TH AVE           SEATTLE        WA     98116   Primary     SFR           360
22530547  SCHNEIDER, HENRY          1091 KEIM COURT            GENEVA         IL     60134   Primary     SFR           360
22531842  EADY, CHARLES             2579 OTTER COURT           LAFAYETTE      CO     80026   Primary     PUD           360
22532683  WRIGHT, DAVID             20868 WATERBEACH PLAC      STERLING       VA     20165   Primary     PUD           360
22532816  LINDQUIST, MARY           5368 NW 43RD ST            WASHINGTON     DC     20015   Primary     PUD           360
22533012  CURLETTA, JOSEPH          12245 S WARPAINT COURT     PHOENIX        AZ     85044   Primary     PUD           360
22535199  RECHTIENE, JAMES          17 N MALLARD RD            NORTH OAKS     MN     55127   Primary     SFR           360
22536700  PAULLIN, TERENCE          1026 ARDSLEY ROAD          CHARLOTTE      NC     28207   Primary     SFR           360
22538185  VENKER JR, JAMES          410 OAKWOOD AVE            WEBSTER GRO    MO     63119   Primary     SFR           360
22538516  TRUMPER, ROCCI            4377 WOODY CREEK L         FORT COLLIN    CO     80524   Primary     PUD           360
22538656  CORDOVA, DAVID            2613 ANNAKAY CROSS         MIDLOTHIAN     VA     23113   Primary     PUD           300
22538961  LOCKHART, KENNETH         26512 SE 135TH PL          KENT           WA     98042   Primary     SFR           360
22540025  SMITH JR, BENNIE          11840 SPRING MANOR LA      EADS           TN     38028   Primary     SFR           360
22541288  HARRELL, RONNEY           609 POLO RUN COVE          COLLIERVILL    TN     38017   Primary     SFR           360
22544308  JORGENSEN, MITCHELL       4910 LINDEN TRAIL          LAKE ELMO      MN     55042   Primary     SFR           360
22545792  PINO JR, PETER            5296 WEATHERWOOD T         MARIETTA       GA     30068   Primary     PUD           360
22545842  STEWART, VIRGINIA         1604 RIVERVIEW DRI         MARIETTA       GA     30067   Primary     Condo         360
22546097  HATTON, GARY              25350 GOLD HILLS DR        CASTRO VALL    CA     94546   Primary     SFR           360
22546329  TAYLOR, MICHAEL           507 TIMBERLANE RO          PIKE ROAD      AL     36064   Primary     SFR           360
22548002  FRIEDMAN, ROBERT          13732 CREEKSIDE DR         SILVER SPRI    MD     20904   Primary     SFR           360
22549281  NICHOLS, DEAN             22290 N FOXTAIL DR         KILDEER        IL     60047   Primary     SFR           360
22549679  BELTON, ALFREDA           10518 MOSS MILL LAN        CHARLOTTE      NC     28277   Primary     PUD           360
22549893  KRALL, DENNIS             432 W ARCHER DRIVE         PUEBLO WEST    CO     81007   Primary     SFR           360
22551402  SACK, DONNA               3939 LAKEVIEW DR           SAND SPRING    OK     74063   Primary     SFR           360
22551428  FERNEYHOUGH, DAVID        11551 ALDER DRIVE          TRUCKEE        CA     96161   Primary     SFR           360
22552087  HANNA, LONNIE             483 AGNEW ROAD             MOORESVILLE    NC     28115   Primary     SFR           360
22552186  BRODEURJR, FREDERICK      4415 STONEBRIDGE D         TRAVERSE CI    MI     49684   Primary     SFR           360
22552723  KING, JOE                 7737 N VIA LAGUNA NI       TUCSON         AZ     85743   Primary     SFR           360
22552822  YOUNG, DANNY              8176 JEFFERSON DRI         CANAL WINCH    OH     43110   Primary     SFR           360
22553317  BRANDT, KENNETH           571 RIVER RD               YARDLEY        PA     19067   Primary     SFR           360
22556872  GLOVER, TIFFANY           7414 95TH ST               LUBBOCK        TX     79424   Primary     SFR           360
22557433  GALVIN, JOSEPH            889 OAKHILLS DR            MONUMENT       CO     80132   Primary     PUD           360
22558456  QUGANA, PAUL              9420 MONTE MAR DRI         LOS ANGELES    CA     90035   Primary     SFR           360
22558613  JULLIEN, CAROL            7703 WHITE WILLOW          SPRINGFIELD    VA     22153   Primary     PUD           360
22558647  BEACH, W                  2812 HABSBURG CIR          MODESTO        CA     95356   Primary     SFR           360
22558977  JOYCE, CHRISTOPHER        1591 CHAPEL HILL D         ALEXANDRIA     VA     22304   Primary     SFR           360
22559728  ESTERDAY, MICHAEL         3424 WOODMONT BLVD         NASHVILLE      TN     37215   Primary     SFR           360
22560312  LALIOTIS, DEANY           4709 CHESTNUT STRE         BETHESDA       MD     20814   Primary     SFR           360
22561021  MCGOVERN, AUSTIN          1463 COUNTY LINE R         BRYN MAWR      PA     19010   Secondary   SFR           360
22561724  BYRD, DENNIS              5 TANGLEWOOD CO            HAWTHORN WO    IL     60047   Primary     SFR           360
22564108  KOLLEK, ERVIN             4305 AARON SOSEBEE         CUMMING        GA     30040   Primary     SFR           360
22564579  OHMAN, RICHARD            13731 DUNTON               FORT WAYNE     IN     46845   Primary     PUD           360
22569065  WILHELMS, PAUL            74 FREDERICK LAN           ST LOUIS       MO     63122   Primary     SFR           360
22570089  DENSLOW, SUZETTE          614 SUMMERWIND CIRC        NASHVILLE      TN     37215   Primary     PUD           360
22570329  GENTILE, JOHN             54 RIVER DRIVE             ANNAPOLIS      MD     21403   Primary     SFR           360
22571236  STAPLES, RICHARD          1606 NORAL PLACE           ALEXANDRIA     VA     22308   Primary     SFR           360
22571590  BOWLES, ROGER             1801 RAVEN HILL COUR       KNOXVILLE      TN     37922   Primary     PUD           360
22571871  PORTER, W                 2106 STAMFORD LANE         AUSTIN         TX     78703   Primary     SFR           360
22571947  EDESESS, MICHAEL          2023 E 3RD AVE             DENVER         CO     80206   Primary     SFR           360
22571954  YELVERTON JR, RICK        102 GREEN DRIVE            JACKSON        MS     39211   Primary     SFR           360
22572051  KHORSANDI, MEHDI          3475 CORTE CURVA           CARLSBAD       CA     92009   Secondary   PUD           360
22572226  SACKETT, DAVID            707 KAHN PLACE             ALEXANDRIA     VA     22314   Primary     SFR           360
22572358  SIMLICK, ANDREW           7123 RANCHO VERDE          LOOMIS         CA     95650   Primary     SFR           360
22572721  PETERSON, DAVID           8590 NORTH SHORE T         FOREST LAKE    MN     55025   Primary     SFR           360
22573026  AHLMAH, JAY               934 WINSLOW CIRCL          GLEN ELLYN     IL     60137   Primary     SFR           360
22573075  FAIRCLOTH, JOHN           6808 BRIARMEADOWS          MEMPHIS        TN     38120   Primary     SFR           360
22573323  SMITH, JULIUS             924 YEARLING WAY           NASHVILLE      TN     37221   Primary     SFR           360
22574404  HARVEY, LAWRENCE          2378 TRANQUILITY L         GREEN COVE     FL     32043   Primary     SFR           360
22574545  OFIESH, BRENDA            16217 WARMUTH RD           CANYON COUN    CA     91351   Primary     SFR           360
22575484  MOREHEAD, JOHN            3702 DARTMOUTH AVE         DALLAS         TX     75205   Primary     SFR           360
22576318  STOECKER, MICHAEL         503 MALINMOR DRIV          ST CHARLES     MO     63304   Primary     PUD           360
22576847  SANDERS, PAUL             821 MICHIGAN AVE           EVANSTON       IL     60202   Primary     Condo         360
22577191  SMALL, STUART             170 ALCAZAR                EDWARDS        CO     81632   Secondary   PUD           360
22577290  MCMASTERS, ELIZABETH      7201 ORCHARD VALLE         BULL VALLEY    IL     60050   Primary     SFR           360
22577316  HOLMES, EUGENE            6330 WATERFORD DRIVE       BRENTWOOD      TX     37027   Primary     SFR           360
22577522  GOLDBERG, MICHAEL         7322 AYNSLEY LANE          MCLEAN         VA     22102   Primary     PUD           360
22577647  WILLIAMS JR, JAMES        308 MILL STONE RO          CHESAPEAKE     VA     23322   Primary     SFR           360
22577696  HEDSTROM, JUDITH          7811 EXETER RD             BETHESDA       MD     20814   Primary     SFR           360
22578470  GOODSELL, CRAIG           5307 TAYSIDE CIRCLE        COLUMBIA       MO     65203   Primary     SFR           360
22578553  ROARK, KURT               12160 E QUESADA PLAC       TUCSON         AZ     85749   Primary     SFR           360
22578777  DAVIDSON, MARK            4605 MONTVIEW BLVD         DENVER         CO     80207   Primary     SFR           360
22579478  BOOGAARD, STEVEN          1288 W CHAPEL RIDGE        SOUTH JORDA    UT     84095   Primary     SFR           360
22579767  SONG, DANIEL              10400 BRECKINRIDGE         FAIRFAX        VA     22030   Primary     SFR           360
22579916  DIFELICIANTON, JOHN       7 GREENBRIER CT            VOORHEES       NJ      8043   Primary     SFR           360
22580500  CUNDARI, STEVEN           910 WATER GROVE C          ROSWELL        GA     30075   Primary     SFR           360
22581268  WARTBURG, RONALD          4107 VISTA CREEK C         ARLINGTON      TX     76016   Primary     SFR           360
22581292  HIDALGO, JESSE            820 MOUNT EVANS C          LOUISVILLE     CO     80027   Primary     PUD           360
22581417  ASHLEY, WILLIAM           475 CRESTWOOD COV          COPPELL        TX     75019   Primary     PUD           360
22581532  COLEMAN, BERNARD          5917 MASTERSON DR          PLANO          TX     75093   Primary     PUD           360
22581896  LAYTON, TODD              3800 HIBBS STREET          PLANO          TX     75025   Primary     PUD           360
22581995  DAMIANO, EVA              16182 PITMAN LN            HUNTINGTON     CA     92647   Primary     SFR           360
22582274  MORETON, WILLIAM          1040 WOODFIELD ESTAT       TOWN AND CO    MO     63017   Primary     PUD           360
22582290  ANDERSON, EDWIN           52 WALSH AVENUE            STONEHAM       MA      2180   Primary     SFR           300
22585186  FLOTH, MARTY              17260 CORNERSTONE L        PARKER         CO     80134   Primary     PUD           360
22585491  PORPORIS, JOHN            407 STALLION HILL          CHESTERFILE    MO     63005   Primary     SFR           360
22586150  ALAIMO, VINCENT           14482 THREE OAKS TE        MONTPELIER     VA     23192   Primary     PUD           360
22586192  PINKARD, KATHRYN          624 ELM STREET             PETALUMA       CA     94952   Primary     SFR           360
22587091  CRAIG, J                  877 HOLLY DRIVE            ANNAPOLIS      MD     21401   Primary     SFR           360
22587729  JASKOT, JOHN              1935 TRISTAN DR            SMYRNA         GA     30080   Primary     PUD           360
22588438  COUILLARD, MICHAEL        14810 ROLLER COASTE        COLORADO SP    CO     80921   Primary     SFR           360
22589253  GOLDEN, LEONARD           3234 PACES MILL RO         ATLANTA        GA     30339   Primary     SFR           360
22589337  HILL, JAMES               10 RANGE ROAD              NAHANT         MA      1908   Primary     SFR           360
22589550  BRINKER, JEFFERY          171 LADUE OAKS CT          ST. LOUIS      MO     63141   Primary     PUD           360
22590004  SCHMITT, WILLIAM          7181 DADA DR               GURNEE         IL     60031   Primary     SFR           360
22590012  TERP, DAVID               7905 CAP ROCK ROAD         PLANO          TX     75025   Primary     PUD           360
22590160  DELFINO, ANTHONY          26839 WALNUT LANE          CLOVERDALE     CA     95425   Primary     SFR           360
22590566  RAYBORN, TODD             231 26TH AVENUE            SAN MATEO      CA     94403   Primary     SFR           360
22590962  COON III, RICHARD         11495 E TOMICHI DRIVE      FRANKTOWN      CO     80116   Primary     SFR           360
22591093  ROACH, JAMES              1415 MALLARD LANE          HOFFMAN EST    IL     60192   Primary     SFR           360
22591200  KUCHARIK, LARRY           834 COLUMBIAN AVE          OAK PARK       IL     60302   Primary     SFR           360
22591440  SLOTNICK, MARSHA          97 PARKER ST               NEWTON         MA      2159   Primary     SFR           360
22591556  GOULD, CASEY              730 PLATT LANE             PALMER LAKE    CO     80133   Primary     SFR           360
22592364  MCKELVEY, RANDY           306 APPLECROSS DR          FRANKLIN       TN     37064   Primary     PUD           360
22592927  THOMAS, JOHN              4952 GRAVENSTEIN H         SEBASTOPOL     CA     95472   Primary     SFR           360
22593065  WILLIS, RALPH             4201 E CLAREMONT ST        PARADISE VA    AZ     85254   Primary     PUD           360
22593156  CLARKE, GREGG             218 CENTER STREET          SAN RAFAEL     CA     94901   Primary     SFR           360
22593545  ROCHELLE SR, JACK         190 STONE CREEK RAN        MCGREGOR       TX     76657   Primary     SFR           360
22594204  ATWOOD, ROBERT            837 HARVARD PLACE          CHARLOTTE      NC     28207   Primary     SFR           360
22594733  ZABYTKO, STANLEY          40 MILLRACE LANE           ROCKLAND       DE     19372   Primary     PUD           360
22594964  LOVVORN, H                4413 WARNER PLACE          NASHVILLE      TN     37205   Primary     SFR           360
22595045  MITZNER, ADAM             12 NORTH WARD AV           RUMSON         NJ      7760   Primary     SFR           360
22595193  GIGLIO, GARY              6619 EDLOE ST              HOUSTON        TX     77005   Primary     PUD           360
22595359  PICKEL, ROBESON           2772 DOVER ROAD            ATLANTA        GA     30327   Primary     SFR           360
22595391  RAINONE JR, JOHN          3717 BENT GRASS WA         FLOWER MOUN    TX     75215   Primary     PUD           360
22595888  RIX, ROBERT               4120 BEACON PLACE          DISCOVERY B    CA     94514   Primary     SFR           360
22595912  PANADERO, ENCARNACION     19430 DEHAVILLAND C        SARATOGA       CA     95070   Primary     SFR           360
22596118  HOBERG, JON               10933 178TH PLACE N        REDMOND        WA     98052   Primary     PUD           360
22596209  GARNER, SHAWN             119 CORONA ST              SAN FRANSCI    CA     94127   Primary     PUD           360
22596886  GALASSI, PETER            5255 VIA BRUMOSA           YORBA LINDA    CA     92886   Primary     PUD           360
22596951  BRANDT, LEE               17861 179TH TRAIL W        LAKEVILLE      MN     55044   Primary     SFR           360
22597181  LAU, PHILIP               16309 MILLAN DR AVI        TAMPA          FL     33613   Primary     PUD           360
22597504  HAMILTON, ROBERT          1516 LITTLEFIELD C         LAKE FOREST    IL     60045   Primary     SFR           360
22597975  VAN DEVENTER, STEVEN      9 S 252 NAPER BLV          NAPERVILLE     IL     60565   Primary     SFR           360
22598098  BOURKE, PETER             LOTC-5 CUSCOWILLA          EATONTON       GA     31024   Secondary   PUD           360
22598106  SITEK, DAVID              6206 NW 113TH COURT        MIAMI          FL     33178   Primary     SFR           360
22598544  FALES, DAVID              31071 PRARIE RIDGE         GREEN OAKS     CO     60048   Primary     SFR           360
22598569  MCLEAN, DONNIE            800 SIESTA KEY CIRC        SARASOTA       FL     34242   Primary     SFR           360
22598700  DETMER, CHARLES           472 WHITE ASH DRI          GOLDEN         CO     80403   Primary     SFR           360
22598759  GRANT, ROBERT             1006 LAKE FOREST DRI       SOUTHLAKE      TX     76092   Primary     SFR           360
22598965  KARP, LAWRENCE            2128 SUTTON PLACE          PLANO          TX     75093   Primary     PUD           360
22599260  FRANCESCONI, ROBERT       2432 FAWN LAKE CIR         NAPERVILLE     IL     60564   Primary     PUD           360
22599294  THOMAS, WILLIAM           11611 S 70TH EAST AVE      BIXBY          OK     74008   Primary     SFR           360
22599310  HICKEY, BENJAMIN          3 W SEAVIEW AVE            SAN RAFAEL     CA     94901   Primary     SFR           360
22599674  WALTON, GREG              14607 WOODLAKE TRACE       LOUISVILLE     KY     40245   Primary     SFR           360
22599872  MCFAYDEN, SHANNON         2200 PINEWOOD CIRC         CHARLOTTE      NC     28211   Primary     SFR           360
22599906  DURANT, RICHARD           4380 LAUREL GROVE          SUWANEE        GA     30024   Primary     PUD           360
22600217  RENNER, JEFF              5130 APPLE GROVE           CUMMING        GA     30040   Primary     PUD           360
22600407  GREER, ANTHONY            2714 SWEET MAPLE COV       GERMANTOWN     TN     38139   Primary     SFR           360
22600597  WHITTEN, J                9484 WATERFALL ROA         BRENTWOOD      TN     37027   Primary     SFR           360
22600712  ROSE, MARTHA              1009 NOVARA STREET         SAN DIEGO      CA     92107   Primary     SFR           360
22600860  CUNNINGHAM SU, GAIL       2900 BUTLER ROAD           GLYNDON        MD     21071   Primary     SFR           360
22601025  NAUMANN, R                3400 WALSTON LANE          CHARLOTTE      NC     28211   Primary     SFR           360
22601173  PRYZYBLYSKI, JOHN         4050 BLOOMFIELD RD         SEBASTPOL      CA     95472   Primary     SFR           360
22601298  TANNER, DANA              2922 MADREY LANE           HAMPTON COV    AL     35763   Primary     SFR           360
22601306  BICKLEY, JEFFERY          3757 ANGUS WAY             PLEASANTON     CA     94588   Primary     SFR           360
22603021  HOLMES, WARREN            1145 SHERIDAN ROAD         HIGHLAND PA    IL     60035   Primary     SFR           360
22603161  WILCOX, DONALD            4017S 50TH AVE             SEATTLE        WA     98118   Primary     SFR           360
22603427  CARROLL, DENNIS           19420 NE 65TH AVE          KENMORE        WA     98028   Primary     SFR           360
22603765  SLOMSKI, DOUGLAS          814 RIDGELAWN TRA          BATAVIA        IL     60510   Primary     SFR           360
22604250  CHEN, WUN                 36214 CRYSTAL SPRIN        NEWARK         CA     94560   Primary     PUD           360
22604359  WINDER, ROBERT            6533 PARNELL AVE           EDINA          MN     55435   Primary     SFR           360
22604383  WANG, YI                  14043 E FAIR AVE           ENGLEWOOD      CO     80111   Primary     SFR           360
22604441  SCHLEGL, PAUL             524 OVERLOOK TERRAC        EUREKA         MO     63025   Primary     PUD           360
22604896  RAMOS, WILLIAM            6119 ELLA LEE LANE         HOUSTON        TX     77057   Primary     SFR           360
22604979  REDDEN, EUGENE            6313 BERKSHIRE DR          BETHESDA       MD     20814   Primary     PUD           360
22604995  COHEN, DAVID              11201 POPES HEAD RO        FAIRFAX        VA     22030   Primary     SFR           360
22605091  JOHNS, PAMELA             2955 SACKETT STREE         HOUSTON        TX     77098   Primary     SFR           360
22605133  FIREY, MICHAEL            2817 HUNT VALLEY D         GLENWOOD       MD     21738   Primary     SFR           360
22605513  MANN III, JAMES           3420 SANDSTONE COURT       LAKE IN THE    IL     60102   Primary     SFR           360
22605539  WILCOX, ELLEN             712 S PHILIP STR           PHILADELPHI    PA     19147   Primary     SFR           360
22605562  THEISS, JOHN              4315 LAKEWAY BOULE         LAKEWAY        TX     78734   Primary     PUD           360
22605901  CAMPANILE, NICHOLAS       19202 ARIA CR              BROOKEVILLE    MD     20833   Primary     SFR           360
22606214  LAKE, HOWARD              8121 AMSTERDAM             GAINESVILLE    VA     20155   Primary     SFR           360
22606289  KEENAN, PATRICIA          2336 WILD TIMOTHY          NAPERVILLE     IL     60564   Primary     SFR           360
22606404  RANKIN, JEFFREY           28435 N CALEX DRIVE        VALENCIA       CA     91354   Primary     PUD           360
22606651  GOOLSBY JR, THOMAS        812 FOREST HILLS           WILMINGTON     NC     28403   Primary     SFR           360
22606735  DUNKERLEY, JAMES          5507 BRYAN STREET          DALLAS         TX     75206   Primary     SFR           360
22607329  JOHNSON, CARL             9403 FERRY LANDING         ALEXANDRIA     VA     22309   Primary     SFR           360
22607428  STAMPS, RICKIE            3888 FEEDWIRE ROAD         DAYTON         OH     45440   Primary     SFR           360
22607444  ROTHSCHILD, RICHARD       1721 WAGNER RD             GLENVIEW       IL     60025   Primary     SFR           360
22607592  ZILLES, MARIE             19 21 JENISON STRE         NEWTON         MA      2460   Primary     SFR           360
22608228  SKVARK, JULIA             36 LAKESIDE DR             CORTE MADER    CA     94925   Primary     SFR           360
22608798  TARBERT, TODD             7 NEWPORT KEY              BELLEVUE       WA     98006   Primary     SFR           360
22609317  NUGENT, JOHN              1190 ALTDORF TRAIL         INCLINE VIL    NV     89451   Primary     SFR           360
22609861  POTTS, JEFFREY            3109 DEEP SPRINGS          PLANO          TX     75025   Primary     SFR           360
22610968  BUDD, CAROL               4638 WYNMEADE PARK         MARIETTA       GA     30067   Primary     SFR           360
22611040  YOUNG, WILLIAM            4216 HOWARD                WESTERN SPR    IL     60558   Primary     SFR           360
22611644  GILLESPIE, MICHAEL        5703 FIG WAY               ARVADA         CO     80002   Primary     PUD           360
22611685  KUNKEL, JEFFREY           26W071 QUAIL RUN DRI       WHEATON        IL     60187   Primary     SFR           360
22612253  ROBINSON, BILL            13515 CHRISTOPHER DRI      LITTLE ROCK    AR     72212   Primary     SFR           360
22612279  KELLER, ROBERT            5401 N SURF ROAD           HOLLYWOOD      FL     33019   Primary     SFR           360
22612303  ORI, RICHARD              854 ELLEN WAY              LIBERTYVILL    IL     60048   Primary     PUD           360
22612345  MATHEWS, WYATT            327 SUMMERTREE DRIV        LIVERMORE      CA     94550   Primary     SFR           360
22612386  KEAN, CHRISTOPHER         3240 PINEHURST CR          COLORADO SP    CO     80908   Primary     SFR           360
22612469  KRICHMAR, RICHARD         18467 GLADSTONE BLV        MAPLE GROVE    MN     55311   Primary     SFR           360
22612733  YOHN, LYNN                14004 INDIAN RUN DR        DARNESTOWN     MD     20878   Primary     SFR           360
22613186  HUGHES, DAMON             9385 158TH AVENUE          BRIGHTON       CO     80601   Primary     PUD           360
22613418  MILLER, MICHELLE          10375 MOOSE ROAD           ROSEMARK       TN     38053   Primary     SFR           360
22613475  ROBICHAUD, STEVEN         5772 PARKE CIRCLE          RANCHO CUCA    CA     91739   Primary     PUD           360
22613491  AUTRY, ANDREW             8901 FOREST RIDGE CO       CORDOVA        TN     38018   Primary     SFR           360
22613830  STEFANOVICH, STEVEN       2412 AVALON CT             AURORA         IL     60504   Primary     SFR           360
22614267  LEE, RICHARD              3569 NE STANTON ST         PORTLAND       OR     97212   Primary     SFR           360
22614416  LAU, KAM                  12700 GREENBRIAR RD        POTOMAC        MD     20854   Primary     SFR           360
22614754  DOLAN, THOMAS             237 SHELLEY AVE            CAMPBELL       CA     95008   Primary     SFR           360
22614796  MCKELVEY, DOUGLAS         26210 ROYAL OAK            ROYAL OAK      MD     21662   Primary     SFR           360
22615017  FERGUSON, KEVIN           14311 CLUB CIRCLE          ALPHARETTA     GA     30004   Primary     PUD           360
22615108  AMBULOS, GREGORY          4436 FAIRFAX AVENU         HIGHLAND PA    TX     75205   Primary     SFR           360
22615124  HAYDEN, COLBY             4500 FAWN TRAIL            LOVELAND       CO     80537   Primary     SFR           360
22615421  MURPHY, THOMAS            2463 COPPER BEECH DR       ST LOUIS       MO     63131   Primary     PUD           360
22616114  FISHER, CAREY             13521 SILENT LAKE D        CLARKSVILLE    MD     21029   Primary     SFR           360
22616338  SPAETH, DAVID             3627 OLDE DOMINION         BRIGHTON       MI     48114   Primary     SFR           360
22616700  HARDIMAN, ROBERT          1106 ROUNDHOUSE LA         ALEXANDRIA     VA     22314   Primary     PUD           360
22617054  KOSLOFF, SANDY            2290 N 79TH PLACE          SCOTTSDALE     AZ     85255   Primary     PUD           360
22617161  KRAJELIS, WILLIAM         146 TENNYSON               WHEATON        IL     60187   Primary     SFR           360
22617179  MAZZAPICA, PAUL           5477 LOCKPORT CT           PALM HARBOR    FL     34685   Primary     SFR           360
22617302  MANSFIELD, STEVEN         19426 CARRIGER ROAD        SONOMA         CA     95476   Primary     SFR           360
22617310  YAMOMOTO MD, DAVID        1002 ELDORADO DR           SUPERIOR       CO     80027   Primary     SFR           360
22617716  COOK, DENNIS              564 N REDWOOD AVE          SAN JOSE       CA     95128   Primary     SFR           360
22617773  STRAHL, ALLEN             329 SUN VALLEY DR          MAPLE GLEN     PA     19002   Primary     SFR           360
22618011  KRAFT, ARTHUR             700-706 CARLISL            WOODSTOCK      IL     60098   Investor    4-Family      360
22618029  SEEBERG, JOHN             7037 NORTH MENDOTA         CHICAGO        IL     60646   Primary     SFR           360
22618128  BANITT, PETER             3365 SW 66TH AVE           PORTLAND       OR     97225   Primary     SFR           360
22618219  ORENBERG, WILLIAM         12 SHUMAN RD               MARBLEHEAD     MA      1945   Primary     SFR           360
22618268  LUNDGREN, EDWARD          902 N FAIRBROOK DRI        WAUNAKEE       WI     53597   Primary     SFR           348
22618888  LOWRY, DAVID              6000 DOLVIN LANE           BUFORD         GA     30518   Primary     SFR           360
22619282  BRAATZ, JONATHAN          3109 PEACH TREE DR         ATLANTA        GA     30305   Primary     SFR           360
22619498  COYLE, MAUREEN            15 WOODBROOK LN            SWARTHMORE     PA     19081   Primary     SFR           360
22619860  LOEBER, MARTIN            9215 SCHOOLHOUSE R         SAN ANTONIO    TX     78255   Primary     PUD           360
22620637  HEADLEY, DOUGLASS         7293 S URAVAN COURT        FOXFIELD       CO     80016   Primary     SFR           360
22620884  KIM, SUNG                 2112 EARNSLOW DRIV         LA CANADA-F    CA     91011   Primary     SFR           360
22621031  SPRADLIN, MICHAEL         20500 W 95TH               LENEXA         KS     66220   Primary     PUD           360
22621056  OSBORNJR, MARTIN          5413 GRANADA WAY           CARPINTERIA    CA     93013   Primary     SFR           360
22621395  FEIN, DOUGLAS             4 ARVIDA DRIVE             PENNINGTON     NJ      8534   Primary     SFR           360
22621510  PFAENDLER, MARYANN        1525 CEDAR STREET          SAN CARLOS     CA     94070   Primary     SFR           360
22621528  RABIN, HARRY              37 HUMPHREY ROAD           SANTA BARBA    CA     93108   Primary     SFR           360
22621775  HOLLIS, JOHN              447 LEVERETT LANE          HIGHLAND HE    OH     44143   Primary     SFR           360
22621866  MOHLMAN JR, DONALD        10801 S 237TH STREET       GRETNA         NE     68028   Primary     SFR           360
22622096  WINTERFELD, KEVIN         4664 SE 242ND AVE          ISSAQUAH       WA     98029   Primary     SFR           360
22622195  SCHEINER, SUZANNE         1380 GREENWICH ST          SAN FRANCIS    CA     94109   Primary     Condo         360
22622476  ROTER, CHARLES            5205 SOUTHERN HILL         FRISCO         TX     75034   Primary     PUD           360
22622484  YEE, EDDIE                318 COMMANDER LN           REDWOOD CIT    CA     94065   Primary     SFR           360
22622492  DOLLAR JR, WENDELL        1635 VAN HORNE LN          REDONDO BEA    CA     90278   Primary     SFR           360
22622690  GREIG, DOUGLAS            16 DORCHESTER DR           MT VIEW        CA     94043   Primary     SFR           360
22623144  SHELTON, JEFFREY          912 PARK CREST CI          VESTAVIA HI    AL     35242   Primary     PUD           360
22623151  COLE, BERTRAM             8405 BECKET CIRCLE         PLANO          TX     75024   Primary     SFR           360
22623185  MYERS, MARK               2892 FLORENCE RD           WOODBINE       MD     21797   Primary     SFR           360
22623243  KRICK, PAUL               24 OXFORD AVE              CLARENDON H    IL     60521   Primary     SFR           360
22623250  SPRINGER, ROBERT          846 MONROE                 RIVER FORES    IL     60305   Primary     SFR           360
22623292  WOHLGEMUTH, HERMAN        304 WILLIAM FALLS          CANTON         GA     30114   Primary     PUD           360
22623524  CARROLL, SCOOTT           6080 HEARDS CREEK          ATLANTA        GA     30328   Primary     SFR           360
22623540  HOWELL, STEVEN            5407 S IDALIA WAY          AURORA         CO     80015   Primary     PUD           360
22623631  SHEPARD JR, BOBBY         2517 ROSEGATE LANE         CHARLOTTE      NC     28270   Primary     SFR           360
22623755  DUARA, PRASENJIT          5718 S KIMBARK AVENU       CHICAGO        IL     60637   Primary     SFR           240
22624118  BLUM, MICHAEL             2053 MAGNOLIA RIDG         BIRMINGHAM     AL     35243   Primary     SFR           360
22624217  TEPLINSKY, HOWARD         2063 JORDAN TERRAC         BUFFALO GRO    IL     60089   Primary     SFR           360
22624324  CULVER, JAMES             8813 QUIET STREAM          POTOMAC        MD     20854   Primary     SFR           360
22624431  RANNEY, RYAN              2891 TEXAS AVENUE          SIMI VALLEY    CA     93063   Primary     SFR           360
22624647  TOTH, TERRENCE            411 N LINCOLN              HINSDALE       IL     60521   Primary     SFR           360
22624696  DUNCAN, CARL              801 MCALISTER ROA          BIG BEAR LA    CA     92315   Primary     SFR           360
22624795  BIBEAU, NEAL              416 BOXWOOD RD             ROSEMONT       PA     19010   Primary     SFR           360
22625024  LEE, SUSAN                16246 ALPINE PLACE         LA MIRADA      CA     90638   Primary     PUD           360
22625651  FIELDS, MICHAEL           2013 HIGHLAND AVEN         WILMETTE       IL     60091   Primary     SFR           360
22625974  STEINBERG, MARK           1121 PEACOCK CREEK         CLAYTON        CA     94517   Primary     SFR           360
22626022  MITCHELL, MARK            262 MIDDLE RD              SANTA BARBA    CA     93108   Primary     SFR           360
22626105  BELMONT, ROBERT           9 SPINDRIFT PAS            CORTE MADER    CA     94925   Primary     SFR           360
22626154  BROWN, ANDREW             1233 RINCON AVENUE         LIVERMORE      CA     94550   Primary     SFR           360
22626238  COUTURE, PHILIP           12659 S HILLSIDE DR.       PALOS PARK     IL     60464   Primary     SFR           360
22626295  HIATT, WILLIAM            3203 GROSBEAK CT           DAVIS          CA     95616   Primary     SFR           360
22626451  HIGHFILL, RICKY           1838 RIVER RIDGE           NAPERVILLE     IL     60565   Primary     SFR           360
22626469  SITTIO, CARL              15414 NE 152ND PLACE       WOODINVILLE    WA     98072   Primary     SFR           360
22626584  PETERSON, ROBERT          19606 NW REEDER RD         PORTLAND       OR     97231   Primary     SFR           360
22626667  RITCHIE JR, THOMAS        90 MOUNTAIN AVEN           BIRMINGHAM     AL     35213   Primary     SFR           360
22626733  WALL, MURRAY              5309 MANDRAKE COUR         RALEIGH        NC     27613   Primary     PUD           360
22626873  HAZEN II, JOHN            1141 WESTBANK RD           GLENWOOD SP    CO     81601   Primary     PUD           360
22626907  SHERWOOD, JAMES           1583 BIERSTADT COU         EVERGREEN      CO     80439   Primary     PUD           360
22627160  SCHAAP, JAMES             2765 W LAKE RIDGE SH       RENO           NV     89509   Primary     SFR           360
22627384  HICKMAN, JOHN             4635 DRIFTWOOD DRI         FRISCO         TX     75034   Primary     PUD           360
22627574  LAUDERDALE, JAMES         9786 BAY HILL DRIV         LONE TREE      CO     80124   Primary     PUD           360
22627830  HENDREN, HOWARD           11817 MOUNTBATTEN W        RALEIGH        NC     27613   Primary     PUD           360
22627848  BELLSR, BCLAYTON          6223 LOMO ALTO DRI         UNIVERSITY     TX     75205   Primary     SFR           360
22627855  JACKSON JR, WILLIAM       11232 COLONIAL COUN        CHARLOTTE      NC     28277   Primary     PUD           360
22628473  HOBBS, RODNEY             2203 STANFORD COUR         MCKINNEY       TX     75070   Primary     PUD           360
22628507  SILVER, THOMAS            26 LOCKE LANE              MILL VALLEY    CA     94941   Primary     SFR           360
22628549  BEAVERS, CHARLES          217 BODEGA AVE             PETALUMA       CA     94952   Primary     SFR           360
22628580  SCHWARTZ, JONATHAN        817 MARIN DR               MILL VALLEY    CA     94941   Primary     SFR           360
22628713  BREWER, JOHN              762 DE HARO ST             SAN FRANCIS    CA     94107   Primary     SFR           360
22628739  MELTON, KEITH             320 VISTA DE VALL          MILL VALLEY    CA     94941   Primary     SFR           360
22628754  KING, LARRY               517 OAK ST                 PETALUMA       CA     94952   Primary     SFR           360
22628879  KWAN, SIMON               792 SIGMUND RD             NAPERVILLE     IL     60563   Primary     SFR           360
22628945  GRAY, DAVID               2274 EAGLES NEST DRI       LAFAYETTE      CO     80026   Primary     PUD           360
22629042  BARONE, MARK              77 DOMINGA AVE             FAIRFAX        CA     94930   Primary     SFR           360
22629570  MUELLER, RONALD           27047 RIGBY LOT ROA        EASTON         MD     21601   Secondary   SFR           360
22630123  HARDIE, JOHN              4701 WINDSOR RIDGE         IRVING         TX     75038   Primary     PUD           360
22630388  PARVANEH, SHAHNAZ         906 EL RANCHO DR           SANTA CRUZ     CA     95060   Primary     SFR           360
22630503  FAVIA, PHILLIP            1731 TANAGER WAY           LONG GROVE     IL     60047   Primary     SFR           360
22630750  SHAMUS III, MICHAEL       12405 DUNCANNON PLACE      GLEN ALLEN     VA     23060   Primary     PUD           360
22630883  DEPALO JR, MICHAEL        5214 E BLUEFIELD AVE       PHOENIX        AZ     85254   Primary     PUD           360
22631014  ANDREW, JOHN              1750 HYGEIA AVE            ENCINITAS      CA     92024   Primary     SFR           360
22631287  POKORA, MICHAEL           3818 EAGLE DRIVE           NAPERVILLE     IL     60564   Primary     SFR           360
22631295  GREEN, LAWRENCE           254 DIAMOND A RAN          CARBONDALE     CO     81623   Primary     PUD           360
22631394  VACCARO, JOHN             1466 PALISADES DRI         PACIFIC PAL    CA     90272   Primary     SFR           360
22631519  BRUNO, RICHMOND           1370 OAK KNOLL DR          SAN JOSE       CA     95129   Primary     SFR           360
22631550  WORTHINGTON, SCOTT        6990 SWAN RD               COLORADO SP    CO     80908   Primary     SFR           360
22631873  GRAULICH, GREGORY         12468 E GOLD DUST AVE      SCOTTSDALE     AZ     85259   Primary     SFR           360
22631980  BRANNAN, WILLIAM          3210 CRYSTAL HEIGH         SOQUEL         CA     95073   Primary     SFR           360
22632434  SMALL, TOMMY              40815 WOODSIDE PL          LEESBURG       VA     20475   Primary     SFR           360
22632475  CLEGG JR, ALBERT          6907 EDGE WATER DR         MCKINNEY       TX     75070   Primary     PUD           360
22632608  BROWN, DONALD             129 HARVEST CIRCL          WILLIAMSBUR    VA     23185   Primary     PUD           360
22632616  SMITH JR, KENNETH         1507 VALLEYWOOD TR         MANSFIELD      TX     76063   Primary     PUD           360
22632657  BAUM, MAX                 620 GREEN BAY RD           HIGHLAND PA    IL     60035   Primary     SFR           360
22632673  SHIN, JAMES               406 WICKHAM LANE           SOUTHLAKE      TX     76092   Primary     PUD           360
22633267  BEATTY, JAMES             24418 N 85TH ST            SCOTTSDALE     AZ     85255   Primary     SFR           360
22633325  PILANO, MARK              1016 TIMBER NECK M         CHESAPEAKE     VA     23320   Primary     SFR           360
22633465  BURCHELL, MICHAEL         6518 DARNALL ROAD          BALTIMORE      MD     21204   Primary     SFR           360
22633911  DURKIN, WILLIAM           6224 WALHONDING RO         BETHESDA       MD     20814   Primary     SFR           360
22634497  HARKELROAD, JAMES         1816 WEST RACE             CHICAGO        IL     60622   Primary     SFR           360
22634687  DAVIS, PETER              17901 MAPLEHILL RD         WOODLAND       MN     55391   Primary     SFR           360
22634711  DRAKE, MICHAEL            19310 BRETON PLACE         MONUMENT       CO     80132   Primary     SFR           360
22634778  PODBIELSKI, FRANCIS       212 MAPLEWOOD              RIVERSIDE      IL     60546   Primary     SFR           360
22635239  GOLDMAN, OLEG             1491 GLACIER DR            SAN JOSE       CA     95118   Primary     SFR           360
22635262  BATINA, ANDREW            6417 APACHE DRIVE          INDIAN HEAD    IL     60525   Primary     SFR           360
22635395  JARVIS, LEO               189 SAN MARINO DR          SAN RAFAEL     CA     94901   Primary     SFR           360
22635460  IRVING, RAYMOND           4 HARRIS HILL R            NOVATO         CA     94947   Primary     SFR           360
22636955  MORITZ, STEVEN            10786 WEYBURN AVENU        LOS ANGELES    CA     90024   Primary     SFR           360
22637037  ROCHE, JAMES              3002 SHERBROOKE PL         IJAMSVILLE     MD     21754   Primary     PUD           360
22637128  MONES, PAUL               3411 NW THURMAN ST         PORTLAND       OR     97210   Primary     SFR           360
22637276  FARZAD, NASSER            10021 CHARTWELL MAN        POTOMAC        MD     20854   Primary     SFR           360
22637656  LANG, ONNIE               5365 ELROSE DR             SAN JOSE       CA     95124   Primary     SFR           360
22637680  ESPINOLA, JOSEPH          2047 CHANTICLEER A         SANTA CRUZ     CA     95062   Primary     SFR           360
22638126  TAKIS, WILLIAM            914 RAIL CT                MCLEAN         VA     22102   Primary     SFR           360
22638258  ALBRECHT, GEORGE          39W609 CARL SANDBURG       ST CHARLES     IL     60175   Primary     SFR           360
22638316  JONES, MICHAEL            4824 SANDESTIN DRI         DALLAS         TX     75287   Primary     SFR           360
22638746  ISKANDER, ROBERT          36262 CRYSTAL SPRIN        NEWARK         CA     94560   Primary     PUD           360
22638761  CARMIGNANI, ROBERT        7 HANSEL RD                NEWTOWN        PA     18940   Primary     SFR           360
22638787  DAVIS, STEPHEN            320 SETTLERS COU           AMBLER         PA     19002   Primary     SFR           360
22638811  THRASHER, TALBOT          4630 JETT ROAD             ATLANTA        GA     30327   Primary     SFR           360
22639330  NORTHCUTT, RICHARD        4916 IMPERIAL ST           BELLAIRE       TX     77401   Primary     SFR           360
22639538  HOSKINS, MICHAEL          304 A SURREY LN            LAKE FOREST    IL     60045   Primary     SFR           360
22639983  BIGELOW, SHARON           32300 E US HIGHWAY 40      STEAMBOAT S    CO     80487   Primary     SFR           360
22640668  PAPPAS, JAMES             32 ROYAL VALE DR           OAKBROOK       IL     60523   Primary     SFR           360
22640924  JEFFE, DOUGLAS            6314 SENFORD AVE           LOS ANGELES    CA     90056   Primary     SFR           360
22641138  BLESER, SCOTT             10396 BLACK BIRCH D        DAYTON         OH     45458   Primary     SFR           360
22641435  BAUER, PAUL               18 WILDWOOD DRIV           BEDFORD        MA      7130   Primary     SFR           360
22641443  PEASE JR, JOHN            2207 HUNTFIELD COU         GAMBRILLS      MD     21054   Primary     SFR           360
22641666  MARBURGER, JAY            135 WILLOW WAY             ROSWELL        GA     30076   Primary     SFR           360
22641971  MCDANIEL III, MACK        85 HIGHLANDS RID           OXFORD         GA     30054   Primary     SFR           360
22642151  SEIDLITZ, SURRELL         604 SILVERSTONE C          SLIVER SPRI    MD     20905   Primary     SFR           360
22642284  ODONNELL, MATTHEW         3737 LAUREL WAY            REDWOOD CIT    CA     94062   Primary     SFR           360
22642391  CANTRELL, DAN             1142 BRIGHTON CRES         BELLINGHAM     WA     98226   Primary     SFR           360
22642441  NIX JR, JAMES             11145 ASHBROOK LANE        INDIAN HEAD    IL     60525   Primary     PUD           360
22642904  SINGH, SWARNJIT           18208 N 50TH STREET        PHOENIX        AZ     85254   Primary     PUD           360
22643639  FERRARIS, PATRICIA        7633 N HUMMINGBIRD L       PARADISE VA    AZ     85253   Primary     SFR           360
22643928  HOOPER, ROBERT            66 FRONT ST                KEY WEST       FL     33040   Secondary   SFR           360
22644090  PARSONS, W                241 SAXON LN               BOWLING GRE    KY     42103   Primary     SFR           360
22644199  STORONKIN, LEV            17555 COLLINS AVENU        MIAMI BEACH    FL     33141   Primary     SFR           360
22644272  SOLLEY, WILLIAM           200 NEWTON NOOK            BRENTWOOD      TN     37027   Primary     PUD           360
22644447  GAYER, FRANK              5508 FOURSTAIRS CO         FAIRFAX        VA     22039   Primary     SFR           360
22644504  BOERNER, DAVID            12 EQUENNES DRIVE          LITTLE ROCK    AR     72211   Primary     SFR           360
22644652  FUSON, JAY                13773 BEAM RIDGE DR        MCCORDSVILL    IN     46055   Primary     SFR           360
22645386  DROST, KENNETH            110 HEWES DR               NORTH BARRI    IL     60010   Primary     SFR           360
22645717  STOPPENHAGEN, E           13291 S BERRY LANE         DRAPER         UT     84020   Primary     SFR           360
22646152  PALUMBO, MAURICE          41 ELIZABETH CIR           LARKSPUR       CA     94904   Primary     SFR           360
22646202  GROVER, MARGARET          22 WILLOW LANE             SAUSALITO      CA     94965   Primary     Condo         360
22646210  GOUREVITCH, SERGEI        375 PARKSIDE DRIV          PALO ALTO      CA     94306   Primary     SFR           360
22646384  EVANS, DANIEL             3726 SAPPHIRE DRIV         MARTINEZ       GA     30907   Primary     PUD           360
22646756  GROSCHNER, JOHN           1908 HIGHGATE ROAD         PITTSBURGH     PA     15241   Primary     SFR           360
22646798  BOWHAY, JAMES             4080 GARDEN                WESTERN SPR    IL     60558   Primary     SFR           360
22646863  NOVAK, ROBERT             2909 CROOKED STICK         PLANO          TX     75093   Primary     PUD           240
22647317  HOLLY, GARY               3800 TUMBRIL LANE          PLANO          TX     75023   Primary     SFR           360
22647390  MITCHELL SR, JEFFREY      606 MACE DRIVE             FORT WASHIN    MD     20744   Primary     SFR           360
22648166  TRIVISONNO, MICHAEL       122 BERRY ST               VIRGINIA       VA     22180   Primary     SFR           360
22648356  LEE, DENNIS               41007 PAJARO DR            FREMONT        CA     94539   Primary     SFR           360
22648505  CARY, STEVEN              7470 MARGARITA PLA         COLORADO SP    CO     80919   Primary     PUD           360
22648794  DUNCAN, MICHAEL           1787 CHURCHILL DOW         WEST CHESTE    PA     19380   Primary     SFR           360
22649263  EMEIS, WILLIAM            8010 TABLE MESA WA         COLORADO SP    CO     80919   Primary     PUD           360
22649354  LAIN, ROBERT              14710 WYRICK AVE           SAN JOSE       CA     95124   Primary     SFR           360
22649461  BARRUS, JOSEPH            17215 BIG PINE             RENO           NV     89511   Primary     SFR           360
22649669  DUMM, FRANKLIN            122 PARADISE DRIV          TIBURON        CA     94920   Primary     Condo         360
22649792  BERG HILLINGE, WILLIAM    27607 BRIARCLIFF PL        VALENCIA       CA     91354   Primary     SFR           360
22650915  HOPKINS, DOUGLAS          700 N DOBSON RD            CHANDLER       AZ     85224   Primary     SFR           360
22651152  MILLER, PAUL              5664 GREENSHADE ROAD       SAN DIEGO      CA     92121   Primary     PUD           360
22651228  GAGLIASSO, ROBERT         12501 JOLENE CT            SARATOGA       CA     95070   Primary     SFR           360
22651251  MARSHALL, JOHN            1739 E CLIFTON             ATLANTA        GA     30307   Primary     SFR           360
22651327  SCHULTZ, JOHN             10215 SUMMER PLACE         EDEN PRAIRI    MN     55347   Primary     SFR           300
22651467  MASTERS, JAMES            1813 REDWING COURT         SOUTHLAKE      TX     76092   Primary     SFR           360
22652176  RUBIN, S                  7838 SANDHILL COUR         WEST PALM B    FL     33412   Primary     SFR           360
22652234  DYCAICO, DAVID            501 BLUEBIRD PL            DAVIS          CA     95616   Primary     SFR           360
22652267  FALKE, MICHAEL            7804 DEVEREUX MANO         FAIRFAX STA    VA     22039   Primary     SFR           360
22652341  WOODWARD, KIRK            14762 BOND                 OVERLAND PA    KS     66221   Primary     PUD           360
22652382  OBRUBA, KEVIN             107 BRIDGETTE PLA          LEESBURG       VA     20176   Primary     SFR           360
22652747  FINN, ANDREW              4416 SOUTHERN AVEN         HIGHLAND PA    TX     75205   Primary     SFR           360
22652937  VAN DEURSEN, HOLLY        209 FOREST                 OAK PARK       IL     60302   Primary     SFR           360
22652960  FISCHER, JEFFREY          731 ASPEN TRAIL            RENO           NV     89509   Primary     PUD           360
22653166  GLENN, JOHN               7307 PINERIDGE DR          PARK CITY      UT     84098   Primary     SFR           360
22653307  SANDERSON, ALAN           1165 BUCKNAM COURT         CAMPBELL       CA     95008   Primary     SFR           360
22653810  ROSE, ADAM                35 DICKENS STREE           STONY POINT    NY     10980   Primary     SFR           360
22653984  JEHLE, DONALD             2111 WHALEY AVE            PENSACOLA      AL     32503   Primary     SFR           360
22654255  WEISER, JOHN              3042 CHICKWEED PLA         IJAMSVILLE     MD     21754   Primary     PUD           360
22654446  MCEVOY, SHAUN             713 PROMENADE LN           SAN JOSE       CA     95138   Primary     PUD           360
22654818  KARCHMER, HARVEY          16774 N 108TH WAY          SCOTTSDALE     AZ     85259   Primary     PUD           360
22654875  FRANCIS, SUSAN            24 WEDGEWOOD RD            CHAPEL HILL    NC     27514   Primary     SFR           360
22655112  ESTACIO, ALEXANDER        10345 TWINGATE DRIV        ALPHARETTA     GA     30022   Primary     SFR           360
22655716  WATSON, GORDON            11115 N CALAMONDIN         TUCSON         AZ     85737   Primary     PUD           360
22655732  BLACKWELL, DAVID          52 W ANDOVER TRAIL         EDWARDS        CO     81632   Primary     PUD           360
22655856  COOKE, PATRICIA           1654 WELLINTON WES         CARSON CITY    NV     89703   Primary     SFR           360
22656078  MURAWSKI, THOMAS          3237 23RD AVENU WE         SEATTLE        WA     98199   Primary     SFR           360
22656086  KETTERSON, ANNETTE        NHN BETHRIDGE              EASTSOUND      WA     98245   Primary     SFR           360
22656102  IDDINS, DANIEL            1630 149TH AVE SE          SNOHOMISH      WA     98290   Primary     SFR           360
22656128  SKIFFINGTON, JOHN         3600 N WENDELL RD          TUCSON         AZ     85749   Primary     SFR           360
22656326  KANTON, DANIEL            12715 LINDRICK LN          CHARLOTTE      NC     28277   Primary     SFR           360
22656359  MYUNG, HO                 20135 RHODA CIRCLE         CERRITOS       CA     90703   Primary     SFR           360
22656599  KELLY III, WILLIAM        116 AARON COURT            NOVATO         CA     94949   Primary     SFR           360
22656672  ZARR, DAVID               6242 TERWILLIGER W         HOUSTON        TX     77057   Primary     PUD           360
22656763  DEROSA, G                 50 LICHEN LANE             KEYSTONE       CO     80435   Secondary   PUD           360
22656771  NICHOLS, RUBEN            244 DALESHIRE PLA          MONTGOMERY     AL     36117   Primary     SFR           360
22656813  MISHLER, WILLIAM          1885 THREE MILE CT         RENO           NV     89509   Primary     PUD           360
22656847  SNYDER, MICHAEL           1341 IRONWOOD COUR         DEFIANCE       OH     43512   Primary     SFR           360
22656870  MCDAVID, RICHARD          733 HARBOR POINT DR        JOHNSON CIT    TN     37615   Primary     SFR           360
22656896  MURPHY, JOHN              10200 SWEETWOOD AVE        ROCKVILLE      MD     20850   Primary     SFR           360
22657027  WESTBY, MICHAEL           11690 SE CLOVER LN         PORTLAND       OR     97266   Primary     SFR           360
22657134  BOBO, STEPHEN             1215 FOREST AVENUE         WILMETTE       IL     60091   Primary     SFR           360
22657456  MANER, RICHARD            3674 CLOUDLAND DRI         ATLANTA        GA     30327   Primary     SFR           360
22657530  FRANK, CRAIG              123 WILMOT CIRCLE          SCARSDALE      NY     10583   Primary     SFR           360
22658009  TYRREL, ROBERT            3910 W NANCY CREEK COU     ATLANTA        GA     30319   Primary     SFR           360
22658652  HERMAN, DENNIS            5790 NORTHWOOD DRI         EVERGREEN      CO     80439   Primary     SFR           360
22658892  CAMPBELL, HUGH            7715 PRAIRIE LAKE          PARKER         CO     80134   Primary     PUD           360
22658983  GINSBURG, HOWARD          6934 E HUMMINGBIRD L       PARADISE VA    AZ     85253   Primary     SFR           360
22659072  OREILLY, PETER            998 LAS PAVADES A          SAN RAFAEL     CA     94903   Primary     SFR           360
22659189  SCHNETZER, JOHN           4945 E RANCHO PIERIA       CAVE CREEK     AZ     85331   Primary     PUD           360
22659544  HALEJR, RONALD            30417 BARRY CREEK D        GEORGETOWN     TX     78628   Primary     PUD           360
22659916  GODSEY, DIRK              12 PEACOCK DRIVE           SAN RAFAEL     CA     94901   Primary     SFR           360
22659957  REHDER, RICK              290 STRATFORD COU          LAKE MARY      FL     32746   Primary     SFR           360
22660229  FIGEL, JAMES              5635 NE WINDERMERE RD      SEATTLE        WA     98105   Primary     SFR           360
22660583  COHN, NEIL                693 NECTAR DRIVE           BRENTWOOD      CA     94513   Primary     SFR           360
22660815  YOUNG, JEFFERY            4740 LIVINGSTONE P         SANTA ROSA     CA     95405   Primary     PUD           360
22661243  SWINIUCH, JAMES           1827 VALLEY ROAD           NEWTOWN SQU    PA     19073   Primary     SFR           360
22661359  KLEIN, LAWRENCE           3500 FOXHALL ROAD          NASHVILLE      TN     37215   Primary     SFR           360
22661383  MATTOS, DAVID             100 VALLEY SUMMIT          ROSWELL        GA     30075   Primary     PUD           360
22661532  DELONEY JR, RICHARD       106 GRACE LN               FALLS CHURC    VA     22046   Primary     SFR           240
22661763  WALDRON III, WILLIAM      6238 MUIRLOCH CT S         DUBLIN         OH     43017   Primary     PUD           360
22662035  AOYAMA, GREGG             7052 NW 25TH AVE           SEATTLE        WA     98117   Primary     SFR           360
22662506  LINGEN, MARK              325 S CLINTON              OAK PARK       IL     60302   Primary     SFR           360
22662571  PICKERELL, DAVID          204 OAKVIEW DRIVE          MOUNT WASHI    KY     40047   Primary     SFR           360
22662688  STARK, KARL               5824 HICKORY PLACE         PARKVILLE      MO     64152   Primary     PUD           360
22663116  DICKEY, WILLIAM           2332 SUL ROSS ST           HOUSTON        TX     77098   Primary     SFR           360
22663231  RANDALL IV, EDWARD        5684 LONGMONT DR           HOUSTON        TX     77056   Primary     PUD           360
22663355  PORTER, MELVIN            245 S FIRENZA WAY          ORANGE         CA     92869   Primary     SFR           360
22663363  SEPULVEDA, ROY            260 S FIRENZA WAY          ORANGE         CA     92869   Primary     SFR           360
22663397  GROSSE RHODE, PAUL        2350 PLACER ST             FRANKTOWN      CO     80116   Primary     SFR           360
22663470  HAMILTON, ALISON          540 MEADOWMEADE L          LAWRENCEVIL    GA     30043   Primary     PUD           360
22663660  ENDRES, KATHY             3137 EDGEWATER VIE         WOODBURY       MN     55125   Primary     SFR           360
22663769  JOHNSON, MICHAEL          3330 E 7TH AVE             DENVER         CO     80206   Primary     SFR           360
22663892  SLAVENS, LESLIE           21230 ROAD P               CORTEZ         CO     81321   Primary     SFR           360
22663918  BOMMARITO, FRANK          7800 COVENTRY DRIV         CASTLE ROCK    CO     80104   Primary     SFR           360
22664114  HARMOUNT, V               33786 HEARTLAND CT         UNION CITY     CA     94587   Primary     SFR           360
22664148  BLAIR, ROY                36394 CRYSTAL SPRIN        NEWARK         CA     94560   Primary     PUD           360
22664155  LOEWE, L                  2428 HERITAGE WAY          UNION CITY     CA     94587   Primary     SFR           360
22664379  WESDORP, R                812 ENGLEWOOD COURT        VILLA HILLS    KY     41017   Primary     SFR           360
22664387  MILLER, ROBERT            1206 NE WHISPERING WI      RIDGEFIELD     WA     98642   Primary     SFR           360
22664551  AITKEN, ROBERT            1671 THOMAS RD             WAYNE          PA     19087   Primary     SFR           360
22664619  ASKEW, DANIEL             2201 VISTA LA NISA         CARLSBAD       CA     92009   Primary     SFR           360
22664643  JOHNSON, FRANK            5165 MAIN GORE DRI         VAIL           CO     81657   Primary     SFR           360
22664908  GEISEN, SANDRA            3074 FRIARS LANE           EDGEWOOD       KY     41017   Primary     SFR           360
22664940  BREGMAN, PAUL             450 MONROE ST              DENVER         CO     80206   Primary     SFR           360
22664981  KEYES, WILLIAM            5504 NW CHEVY CHASE P      DISTRICT OF    WA     20015   Primary     SFR           360
22665160  DICKSON, ALFRED           1271 ANNAPOLIS WAY         GRAYSON        GA     30017   Primary     PUD           360
22665467  DANCER, CRAIG             43419 TURNBERRY ISL        LEESBURG       VA     20176   Primary     PUD           360
22665855  CURPHEY, JAMES            1634 ESSEX ROAD            COLUMBUS       OH     43221   Primary     SFR           360
22666119  NOWAG, DARRYL             11715 SPRING MANOR LA      EADS           TN     38028   Primary     SFR           360
22666291  WIEBEL, KEVIN             1205 DOVE BROOK COUR       ALLEN          TX     75002   Primary     PUD           360
22666432  MARTINEZ, ORLANDO         33762 TRAILSIDE WAY        UNION CITY     CA     94587   Primary     SFR           360
22666481  CUNNINGHAM, JOSEPH        7643 E CEDAR CREEK W       ORANGE         CA     92869   Primary     SFR           360
22666523  WOOD, KEITH               2775 S BRAUN WAY           LAKEWOOD       CO     80228   Primary     PUD           360
22667174  TALREJA, RAMESH           155 CHICKERING LA          ROSWELL        GA     30075   Primary     PUD           360
22667265  JANIS, MICHELE            9008 ALTON PKWY            SILVER SPRI    MD     20910   Primary     SFR           360
22669113  STIEGLER, PAUL            1109 KINGS WAY             VIENNA         VA     22180   Primary     SFR           360
22669212  RIVES, MARK               6205 SANDIA LANE           BERTHOUD       CO     80513   Primary     PUD           360
22669287  MUECKE, CHARLES           16604 SHADY OAKS DR        RAMONA         CA     92065   Primary     SFR           360
22669352  DEGROOT, HOLLY            6 SANTA YOKMA C            NOVATO         CA     94945   Primary     PUD           360
22669857  BLACK, WILLARD            1655 8TH STREET DR         HICKORY        NC     28601   Primary     SFR           360
22669873  HEWETT, RON               132 ISLEWORTH COU          ADVANCE        NC     27006   Primary     PUD           360
22669964  JENRETTE, JON             3115 CLOVERFIELD R         CHARLOTTE      NC     28211   Primary     SFR           360
22670681  SMITH, DAVID              1278 & 1280 BIG            COLUMBUS       GA     31904   Primary     SFR           360
22670822  STEPHANUS, BLAISE         4490 CLAY STREET           BOULDER        CO     80301   Primary     SFR           360
22670954  MILESKI, WILLIAM          4222 BUCANNEER             GALVESTON      TX     77554   Primary     SFR           360
22671267  FALCONE, FRANK            26656 N 43RD STREET        PHOENIX        AZ     85331   Primary     PUD           360
22671309  DELMORE, PAUL             1181 AGATE STREET          SAN DIEGO      CA     92109   Primary     SFR           360
22671424  GOLDMAN, STANTON          3441 AMHERST AVE           UNIVERSITY     TX     75225   Primary     SFR           360
22671630  BLAKEMORE, ELIZABETH      12565 COUNTY RD            ALMONT         CO     81210   Secondary   SFR           360
22671721  KISSACK, JOE              585 CHESTNUT HALL          ATLANTA        GA     30327   Primary     SFR           360
22671739  MIRIII, GASPER            2010 CANDLELIGHT P         HOUSTON        TX     77018   Primary     PUD           360
22673073  LIVERMORE, MICHAEL        13645 SW BELL RD           SHERWOOD       OR     97140   Primary     SFR           360
22673289  NICKLES, THOMAS           3896 VISTACREST DR         RENO           NV     89509   Primary     PUD           360
22673974  BRISTOE, JAMES            12741 ALSWELL LANE         ST LOUIS       MO     63128   Primary     SFR           360
22674493  ERICKSON, SUZANNE         6114 BALMORAL DRIV         DUBLIN         OH     43017   Primary     PUD           360
22674667  KELLY, ROBERT             780 BONNIE BRAE B          DENVER         CO     80209   Primary     SFR           360
22674774  HARRISON, DANIEL          407 SCHOOLERS PON          ARNOLD         MD     21012   Primary     PUD           360
22674972  CLARY, ROBERT             5503 WALNUT GROVE RO       MEMPHIS        TN     38117   Primary     SFR           360
22675318  OKABE, JERRY              843 TULLY WAY              CONCORD        CA     94518   Primary     SFR           360
22676613  MILLS, ROBERT             5 INWOOD AUTUMN            SAN ANTONIO    TX     78248   Primary     SFR           360
22676670  POHL, NORVAL              1806 TIMBER RIDGE          CORINTH        TX     76205   Primary     SFR           360
22676761  COHENOUR, KENT            17112 COVENTRY LN          OKLHOMA CIT    OK     73120   Primary     SFR           360
22677017  TAFT, KENNETH             1610 COVENTRY RD           CHARLOTTE      NC     28211   Primary     SFR           360
22677223  DURKIN, EDWARD            4306 MANORWOOD DR          BALTIMORE      MD     21057   Primary     SFR           360
22677272  MONGER, MICHELLE          3409 VILLANOVA DRIVE       UNIVERSITY     TX     75225   Primary     SFR           360
22677785  FINCH, LAWRENCE           2336 S FENTON DR           LAKEWOOD       CO     80227   Primary     PUD           360
22677835  JONES, EVON               11434 E MISSION LANE       SCOTTSDALE     AZ     85259   Primary     PUD           360
22677926  SWAIN, IVAN               5933 DOROTHY BOLTO         ALEXANDRIA     VA     22310   Primary     SFR           360
22678098  ROBERTS, MATTHEW          1153 WATER POINTE LA       RESTON         VA     20194   Primary     SFR           360
22678130  EVERETT, MARK             2173 COUNTRY CLUB          MILLIKEN       CO     80543   Primary     SFR           360
22678171  WILSON, THOMAS            8924 CALUMET COVE          GERMANTOWN     TN     38138   Primary     SFR           360
22678494  MCDANIEL, MARK            9349 WILLIAMS GLEN C       GERMANTOWN     TN     38139   Primary     SFR           360
22678635  GUNN, MARK                613 WESTBROOK DR           AUSTIN         TX     78746   Primary     SFR           360
22680391  REES, WILLIAM             1628 E NEW BEDFORD D       SALT LAKE C    UT     84103   Primary     PUD           360
22681415  JAMES, GUY                500 FAIRFAX STREE          DENVER         CO     80220   Primary     SFR           360
22681423  ALDRIDGE, EDWARD          8761 S WESTWIND LN         HIGHLANDS R    CO     80126   Primary     PUD           360
22681571  ROETERING, JOSEPH         3746 BAKER SCHOOLH         FREELAND       MD     21053   Primary     SFR           360
22681613  LORETZ, LEE               256 RIVIERA DR             SAN RAFAEL     CA     94901   Primary     SFR           360
22682231  SLACK, MARK               6917 MILL RUN CIRC         NAPLES         FL     34109   Primary     PUD           360
22682397  FRANKENFIELD, JAMES       1213 GLOUCESTER LA         VIRGINIA BE    VA     23454   Primary     SFR           360
22682595  HESS, ANNE                1140 CEDAR POINT R         VA BEACH       VA     23451   Primary     SFR           360
22683270  GALVIN, THOMAS            409 TEXAS POINT            SAN ANTONIO    TX     78258   Primary     PUD           360
22683387  SAAH, CHARLIE             1546 CRANSTON DR           KNOXVILLE      TN     37922   Primary     SFR           360
22683593  GIBSON, KEVIN             389 ELK TRAIL              LAYFETTE       CO     80026   Primary     PUD           360
22683650  WICK, ROBERT              14231 SE 157TH PL          RENTON         WA     98058   Primary     SFR           360
22683676  DIERICKX, DEAN            1245 HAWLEY WAY NE         BAINBRIDGE     WA     98110   Primary     SFR           360
22683684  SHIMADA, PAUL             20038 NE 190TH AVE         WOODENVILLE    WA     98072   Primary     SFR           360
22683817  RICKARD, PAUL             365 OAKWOOD PL             BOULDER        CO     80304   Primary     SFR           360
22683973  BUEHRIG, RICHARD          8 WEST POINT ROAD          COLORADO SP    CO     80906   Primary     SFR           360
22684096  NOVEY, THOMAS             2484 N 4249TH ROAD         SHERIDAN       IL     60551   Primary     SFR           360
22684187  MIRACLE, MICHAEL          14 CHARDONNAY DR           HOLMDEL        NJ      7733   Primary     SFR           360
22684708  BIESBROCK, AARON          11656 WINDY HILL CT        LOVELAND       OH     45140   Primary     SFR           360
22684872  BROWN, CLEMENT            3S735 TERRACE DR           AURORA         IL     60506   Primary     SFR           360
22685085  DERTKE, ARTHUR            2518 BRENTON POINT         RESTON         VA     20191   Primary     SFR           360
22685135  THEPPOTE, TOOLE           6616 BRIAR COVE DRIV       DALLAS         TX     75240   Primary     PUD           360
22685184  KASEL, DOUGLAS            222 W DRIVE                GOLDEN         CO     80403   Primary     PUD           360
22685523  KENNEDY, WADE             2225 OAK HILLS DRIVE       COLORADOS S    CO     80919   Primary     SFR           360
22685796  GRIMES, ROBERT            1031 OVERTON LEA ROA       NASHVILLE      TN     37220   Primary     SFR           360
22686646  THEIS, KARL               10202 N 54TH PLACE         PARADISE VA    AZ     85253   Primary     SFR           360
22687057  WHEELER, LOREN            4669 S COUNTY RD 23        LOVELAND       CO     80537   Primary     SFR           360
22687107  CODY JR, MELVILLE         4009 ELLA LEE LANE         HOUSTON        TX     77027   Primary     SFR           360
22687289  COURSEY, MICHAEL          4748 RESERVOIR ROA         WASHINGTON     DC     20007   Primary     SFR           360
22687420  PAYNE, S                  10100 HOOVER WOODS         GALENA         OH     43021   Primary     SFR           360
22687545  KOUMBIS, GREGORY          2400 TANNING REEVE         VIRGINIA BE    VA     23456   Primary     SFR           360
22687750  CROWLEY, JAMES            1780 JUNIPER HILL          ASPEN          CO     81611   Primary     SFR           360
22687982  HUGHES, MARK              1 LOG CHURCH RD            WILMINGTON     DE     19807   Primary     SFR           360
22688816  SCHAFER, KRISTINA         1225 WREN LANE             PETALUMA       CA     94954   Primary     SFR           360
22689822  CALLAHAN, MICHAEL         404 S PAYNE ST             ALEXANDRIA     VA     22314   Primary     Townhouse     360
22689905  WALSH, JOHN               1908 GRAPE STREET          DENVER         CO     80220   Primary     SFR           360
22689913  HENNESSY, MICHAEL         14 EDGEWOOD ROAD           YARDLEY        PA     19067   Primary     SFR           360
22689921  SCHMIT, JOEL              2212 NW 116TH ST           VANCOUVER      WA     98685   Primary     SFR           360
22690770  BRIDGES, KENDALL          3403 CYPRESSDALE C         SPRING         TX     77388   Primary     SFR           360
22691273  ANDERSON III, WILLIAM     5031 GALLATREE LAN         NORCROSS       GA     30092   Primary     SFR           360
22691638  GLOVER, MICHAEL           4223 ROSA COURT            DALLAS         TX     75220   Primary     SFR           360
22692016  TOMMIE, G                 1815 HARPETH RIVER         BRENTWOOD      TN     37027   Primary     SFR           360
22692024  WILLIAMS, CHRISTOPHER     3407 ALABAMA AVENU         ALEXANDRIA     VA     22305   Primary     SFR           360
22692255  JOHNSON, MICHAEL          3141 E 86TH STREET         TULSA          OK     74137   Primary     PUD           360
22693972  ADAMS, WARREN             102 LANG COURT             SUISUN CITY    CA     94585   Primary     SFR           360
22694160  NEISES, MARK              9465 REED COURT            WESTMINSTER    CO     80021   Primary     SFR           360
22694178  DEAN, ROBERT              37W993 HERITAGE OAKS       ST CHARLES     IL     60175   Primary     SFR           360
22694558  ANDERSON, BRENT           2174 HARVEST PL            LIVERMORE      CA     94550   Primary     PUD           360
22694574  FARGAS, ANTONIO           5386 ASPENWOOD CT          CONCORD        CA     94521   Primary     SFR           360
22696405  DANDRETA, TOMMASO         3651 ALLEN RD              ORTONVILLE     MI     48462   Primary     SFR           360
22697478  COLEMAN, GREGORY          2415 MCCLEARY RD           SEVIERVILLE    TN     37876   Primary     SFR           360
22697700  SAUNDERS, WILLIAM         5654 W IDA DRIVE           LITTLETON      CO     80123   Primary     PUD           360
22697874  KERR JR, JAMES            51005 BUCK MOUNTAIN        STEAMBOAT S    CO     80487   Secondary   SFR           360
22698427  TRAINOR, WILLIAM          13960 ESTILL DRIVE         LAKEWOOD       OH     44107   Primary     SFR           360
22698500  SULLIVAN, ANN             1619 FLINTROCK CT          FINKSBURG      MD     21048   Primary     SFR           360
22699193  TANNER, GREGORY           41 NORTHRIDGE WA           SANDY          UT     84092   Primary     SFR           360
22699706  PENDERGAST, WILLIAM       3306 STEPHENSON PLAC       WASHINGTON     DC     20015   Primary     SFR           360
22699979  BOOGAARD, THOMAS          1980 LAZY Z ROAD           BOULDER        CO     80308   Primary     SFR           360
22703730  THORNHILL, MICHAEL        9530 VISTA ST              LENEXA         KS     66220   Primary     PUD           360
22703813  KELLERMAN, BARRY          24 MASTERS PLACE C         MAUMELLE       AR     72113   Primary     SFR           360
22704258  HORNSCHUCH, DONALD        10065 SW CLARK HILL RD     BEAVERTON      OR     97007   Primary     SFR           360
22705289  COBB, ANDREW              4135 SADDLE ROCK R         COLORADO SP    CO     80918   Primary     SFR           360
22705297  MUNOFF, SAMUEL            123 EVANS CIRCLE           BROOMFIELD     CO     80020   Primary     SFR           360
22705651  SULLIVAN, DANIEL          9521 LA COSTA LN           LONE TREE      CO     80124   Primary     PUD           360
22706014  LONG, CHARLES             145 TWINBERRY CIR          RENO           NV     89511   Primary     SFR           360
22706022  HACKNEY, CHARLES          624 CONIFER DR             EVERGREEN      CO     80439   Primary     SFR           360
22706030  FREEMAN, MARC             16 EAGLETON FARM           NEWTOWN        PA     18940   Primary     PUD           360
22706048  SIDDIQ, SYED              19 HONEYMAN RD             BASKING RID    NJ      7920   Primary     SFR           360
22706113  LUONG, DANNY              526 CORTEZ RD              ARCADIA        CA     91007   Primary     SFR           360
22706451  NOVELLAS, EDWARD          4512 RIVER RILL CO         ATLANTA        GA     30327   Primary     SFR           360
22706477  KNAISCH, MICHAEL          565 ST ANDREWS LN          LOUISVILLE     CO     80027   Primary     PUD           360
22706592  THETFORD, TARA            1025 LAKE COLONY L         BIRMINGHAM     AL     35242   Primary     PUD           360
22706634  SUANSING, REMUEL          1698 ST ANDREWS DR         DERNON HILL    IL     60061   Primary     SFR           360
22706691  ADSIT, CHARLES            732 GLEN DRIVE             SAN LEANDRO    CA     94577   Primary     SFR           360
22706915  RIECHERS, JOEL            1025 ELM STREET            WINNETKA       IL     60093   Primary     SFR           360
22707228  MARTIN, KEVIN             3790 E WHITEBAY            HIGHLANDS R    CO     80126   Primary     PUD           360
22709190  JAUREGUI, J               301 LAKE CLIFF TR          AUSTIN         TX     78746   Primary     SFR           360
22709976  ALGHINI, MATTHEW          28620 ASHFORD CT           LAKE BLUFF     IL     60044   Primary     SFR           360
22710115  LINDSAY, RICHARD          6523 SEWANEE STREET        HOUSTON        TX     77005   Primary     SFR           360
22710255  TILLINGHAST, STANLEY      38083 BREAKER REACH        THE SEA RAN    CA     95497   Secondary   PUD           360
22711063  STAATS, ERIK              429 BAHR DR                BEN LOMOND     CA     95005   Primary     SFR           360
22711212  WIEDERHOEFT, JOHN         2040 GREEN ST              SAN FRANCIS    CA     94123   Primary     Condo         360
22711261  PETERSON, FREDERICK       6 CREEKSIDE CT             NOVATO         CA     94947   Primary     SFR           360
22711592  CHAPMAN, WILLIAM          1931 OTTER CREEK ROA       NASHVILLE      TN     37215   Primary     SFR           360
22711626  HEATHCOTE, DEAN           15840 SE 45TH ST           BELLEVUE       WA     98006   Primary     SFR           360
22711634  RIGGIO, JOSEPH            122 WILER AVE              LOS GATOS      CA     95030   Primary     SFR           360
22712061  DANNENBERG, JERRY         6 EL PRADO COUR            SANTA ROSA     CA     95405   Primary     SFR           360
22712095  LEWIS, FRANKLIN           283 CRABAPPLE LAN          DAHLONEGA      GA     30533   Primary     SFR           360
22712327  TUPPER, ANSEL             5 DRAKES SUMMIT            INVERNESS      CA     94937   Primary     SFR           360
22712483  VACHON, BERNARD           124 KENNAN STREET          SANTA CRUZ     CA     95060   Primary     PUD           360
22712863  MILLEMANN, AUDREY         4204 DOGWOOD PLACE         DAVIS          CA     95616   Primary     SFR           360
22713374  NEEDHAM, STEVEN           2 CHESTNUT HILL            BOWLING GRE    KY     42103   Primary     SFR           360
22713564  DOZIER, DAVID             5960 CALAIS CT             INDIANAPOLI    IN     46220   Primary     SFR           360
22713598  BUCK, ERNEST              5323 CALLE BUJIA           TUSCON         AZ     85718   Primary     SFR           360
22713630  DALLIER, CHARLES          5730 DUTCH HILL DR         SALEM TWP.     MI     48105   Primary     SFR           360
22714000  PHELPS, MARK              2095 EILENE DR             PLEASANTON     CA     94588   Primary     SFR           360
22714273  STOPKA, GREGORY           585 ERIC COURT             LAKE ZURICH    IL     60047   Primary     SFR           360
22714455  JAMIESON, MARK            1537 ARUBUTUS DR           SAN JOSE       CA     85118   Primary     SFR           360
22714547  THEBY, RONALD             27 MUIRFIELD LN            ST LOUIS       MO     63141   Primary     SFR           360
22714604  BRYANT, TOM               14663 NE 16TH ST           BELLEVUE       WA     98007   Primary     SFR           360
22714653  MCDUFFIE, JOHN            5320 WESTPATH WAY          BETHESDA       MD     20816   Primary     PUD           360
22715155  CHILDS, DAVID             19688 E CALEY DRIVE        AURORA         CO     80016   Primary     SFR           360
22715825  CARSTENS, ROBERT          18805 3RD ST EAST          SUMNER         WA     98390   Primary     SFR           360
22716054  ISAAC, RUTH               70 HUNTINGTON RD           ATLANTA        GA     30305   Primary     SFR           360
22716294  ZUEGER, PAUL              31 HONDA DR                EDWARDS        CO     81632   Primary     SFR           360
22716302  KELLY, GARY               29135 DEER CREEK           MAGNOLIA       TX     77355   Primary     SFR           360
22716443  ROTHSCHILD, DAVID         9622 CEDARHURST DR         HOUSTON        TX     77096   Primary     PUD           360
22716583  JONES JR, ROBERT          14359 NOLEN LANE           CHARLOTTE      NC     28277   Primary     SFR           360
22716799  RAMOHALLI, GAUTHAM        26545 N 86TH WAY           SCOTTSDALE     AZ     85255   Primary     PUD           360
22716898  GILLIES, PETER            9263 FAUNTLEROY WA         SEATTLE        WA     98146   Primary     SFR           360
22717284  EATON, MARY               147 LAKE BLUFF DR          COLUMBUS       OH     43235   Primary     SFR           360
22717607  KEIGER, CHARLIE           2637 HAMPTON AVE           CHARLOTTE      NC     28207   Primary     SFR           360
22717805  FULLMER, CHARLES          4801 PROPES DRIVE          OAKWOOD        GA     30566   Primary     SFR           360
22718100  CHAPMAN, MICHELLE         5484 CLONMEL COURT         ALEXANDRIA     VA     22315   Primary     PUD           360
22718159  MURATA, MATTHEW           775 E SAN FERNANDO         SAN JOSE       CA     95112   Primary     SFR           360
22718225  LAVALLE, MICHAEL          5241 ROYAL CREST D         DALLAS         TX     75229   Primary     SFR           360
22718498  FREDRICKSON, KEITH        2265 SHAKESPHERE ST        HOUSTON        TX     77030   Primary     SFR           360
22718662  LEE, CLARENCE             36346 CRYSTAL SPRIN        NEWARK         CA     94560   Secondary   PUD           360
22718696  WOODS, TIMOTHY            41 MAPLE LN                GLEN MILLS     PA     19342   Primary     PUD           360
22718910  WIRT, DENNIS              10506 LOUISVILLE LA        UPPER MARLB    MD     20772   Primary     SFR           360
22718951  SIU, LYDIA                20884 PLANETREE FOR        STERLING       VA     20165   Primary     SFR           360
22719041  KUO, JERRY                8627 LEROY PLACE           FAIRFAX        VA     22031   Primary     SFR           360
22719058  TOBINJR, FRANK            606 N PITT ST              ALEXANDRIA     VA     22314   Primary     SFR           360
22719082  BUFORD, CAROLYN           405 CREEK VALLEY           ROCKVILLE      MD     20850   Primary     SFR           360
22719405  WILLIAMS, JOEL            9405 RAVEN HOLLOW          BRENTWOOD      TN     37027   Primary     SFR           360
22719652  KAFILUDDI, RONNY          6812 RIDGES COURT          BETTENDORF     IA     52722   Primary     SFR           360
22719785  WEINSTEIN, GEOFFREY       12515 KINGSPINE AVE        SAN DIEGO      CA     92131   Primary     SFR           360
22720577  GHAFFARI, SHAHRIAR        5912 NW PL                 AUSTIN         TX     78731   Primary     SFR           360
22721492  ZIMMERMANNJR, ROBERT      8180 WINGED FOOT D         ATLANTA        GA     30350   Primary     SFR           360
22721534  HACKMAN, BENJAMIN         132 TULL PLACE             ALEXANDRIA     VA     22304   Primary     PUD           360
22721666  HENDERSON, DONALD         703 MOSBY CIRCLE           HOUSTON        TX     77007   Primary     SFR           360
22722573  ULRICH, NORBERT           2241 EATON GATE RD         LAKE ORION     MI     48360   Primary     SFR           360
22722680  BELLUSCI, BRUCE           638 GREGFORD ROAD          BURR RIDGE     IL     60521   Primary     SFR           360
22723910  RIEDER, CHRISTOPHER       4950 NW 115TH WAY          CORAL SPRIN    FL     33076   Primary     PUD           360
22724074  MITCHELL, RUTH            1001 NW 26TH ST            DIST OF COL    DC     20037   Primary     Condo         360
22724199  CORCORAN, NELSON          5779 BALMORAL DR           OAKLAND        CA     94619   Primary     SFR           360
22724298  ROTH, ANDREW              515 FOREST MEWS D          OAK BROOK      IL     60521   Primary     SFR           360
22724520  HARRISON, STEPHEN         909 HACIENDA AVE           DAVIS          CA     95616   Primary     SFR           360
22724934  SCHEFFLER, CRAIG          1763 CASEY CT              LAFAYETTE      CO     80026   Primary     PUD           360
22725014  GWINN, STEPHEN            9104 W WARREN DRIVE        LAKEWOOD       CO     80227   Primary     SFR           360
22725675  TUTTLE, GEORGE            2 MADELENE LN              SAN RAFAEL     CA     94901   Primary     SFR           360
22726897  LILLY, VICTOR             1341 ANGLESEY DRIV         DAVIDSONVIL    MD     21035   Primary     PUD           360
22727077  FUCHS, KENNETH            6857 NW 101ST TERRACE      PARKLAND       FL     33076   Primary     SFR           360
22728539  BARBIERI, CAROLE          306 MIDWEST CLUB           OAK BROOK      IL     60523   Primary     SFR           360
22729503  JOHNSON, FRANCIS          5805 FLINTSHIRE LA         DALLAS         TX     75252   Primary     SFR           360
22730345  HENRY, MICHAEL            2432 POTOMAC DRIVE         HOUSTON        TX     77057   Primary     PUD           360
22730774  MAYNARD, GARY             229 AUGUSTINE DR           MARTINEZ       CA     94553   Primary     SFR           360
22730790  NORTON, KIM               7867 E DESERT COVE A       SCOTTSDALE     AZ     85260   Primary     PUD           360
22730824  MAZZOCCO, FELIX           431 CRANSTON COURT         LONG BEACH     CA     90803   Primary     SFR           360
22730931  LYMAN, FRANK              19725 1ST PLACE SW         NORMANDY PA    WA     98166   Primary     SFR           360
22731509  CUNNINGHAM, IAN           43498 FIRESTONE PLA        LEESBURG       VA     20176   Primary     SFR           360
22732648  USSERY, RONALD            9935 NATURE MILL R         ALPHARETTA     GA     30022   Primary     PUD           360
22732671  GREEN, JEFFREY            13035 HARRINGTON DR        ALPHARETTA     GA     30004   Primary     SFR           360
22734388  WILLIAMS, MARIA           5630 CARMELLO CT           RANCHO CUCA    CA     91739   Primary     SFR           360
22735690  HATCHLEY, ROBERT          4965 BENTWOOD WAY          GRANITE BAY    CA     95746   Primary     PUD           360
22735708  BOLTON, DAVID             1103 CONCORD AVENU         SOUTHLAKE      TX     76092   Primary     PUD           360
22735732  CARDANINI, MARCO          60 SHELTERWOOD D           DANVILLE       CA     94506   Primary     PUD           360
22735757  LAL, SHARAD               5367 ASPENWOOD COU         CONCORD        CA     94521   Primary     SFR           360
22735773  MOONEY, REINA             833 TOPAZ DRIVE            WEST CHESTE    PA     19382   Primary     PUD           360
22735781  DENMARK, ROBERT           2121 BASSWOOD DRIV         LAFAYETTE H    PA     19444   Primary     PUD           360
22737209  CAYCE, ROGER              1730 SUNSET AVE SW         SEATTLE        WA     98116   Primary     SFR           360
22737779  LABOVITZ, STEVEN          5655 GLEN ERROL RO         ATLANTA        GA     30327   Primary     SFR           360
22739569  MENASCO, MATTHEW          2435 VINEYARD RD           NOVATO         CA     94947   Primary     SFR           360
22739643  SIEBERSON, STEPHEN        731 97TH AVE SOUT          BELLEVUE       WA     98004   Primary     SFR           360
22740047  ANSELMO, GREGORY          15835 W 67TH PLACE         ARVADA         CO     80007   Primary     PUD           360
22740435  SMITH, BRETT              1046 MONROE WAY            SUPERIOR       CO     80027   Primary     PUD           360
22740716  JURY, THEODORE            237 JUANITA WAY            SAN FRANCIS    CA     94127   Primary     SFR           360
22742746  YEN, BRUCE                11414 BROAD GREEN D        POTOMAC        MD     20854   Primary     PUD           360
22743470  SEAY, TIMOTHY             7911 AYLESFORD LAN         LAUREL         MD     20707   Primary     SFR           360
22744106  SMITH, JAMES              8357 JUSTIN RD             ALEXANDRIA     VA     22309   Primary     SFR           360
22744718  SURPRENANT, GREG          25897 N 115TH WAY          SCOTTSDALE     AZ     85255   Primary     PUD           360
22745087  KUYPER, ARJEN             16068 WOODBRIDGE CT        TRUCKEE        CA     96161   Primary     PUD           360
22749691  JENSEN, GREGORY           6235 LYNBROOK DRIVE        HOUSTON        TX     77057   Primary     PUD           360
22752018  DAVIS, JAMES              114 CAMBERLEY COU          COLUMBIA       SC     29223   Primary     PUD           360
22752109  OMID ZOHOOR, FARROKH      16712 SW BLACKBERRY LN     BEAVERTON      OR     97007   Primary     SFR           360
22758551  PERKINS, ROBERT           1715 FAWN BLUFF            SAN ANTONIO    TX     78248   Primary     PUD           360
22759765  OLYMPIA JAMES, DAISY      10088 COVER PL             FAIRFAX        VA     22030   Primary     SFR           360
22764880  BRODERICK CAN, JOHN       12404 WEST AUBURN D        LAKEWOOD       CO     80228   Primary     PUD           360
22765556  GERO, CATHERINE           8615 NE 221ST AVE          REDMOND        WA     98053   Primary     SFR           360
22773428  FERNANDEZ, RAMON          16732 W ARCHER AVE         GOLDEN         CO     80401   Primary     PUD           360
22773527  TEUSCHER, DUANE           22 SHEARWATER PL           THE WOODLAN    TX     77381   Primary     PUD           360
22773535  WOODRUFF, WILLIAM         939 MILLGROVE LN           HOUSTON        TX     77024   Primary     SFR           360
22778351  BILLINGHURST, MARK        8948 E CEDAR HILL PL       LITTLETON      CO     80124   Primary     SFR           360
22786628  EVANS, RONALD             7 CORBY LANE               SAN ANTONIO    TX     78218   Primary     SFR           360
25737925  TOWNSEND, DAVID           122 CHICORY LANE           TROUTMAN       NC     28166   Primary     SFR           360
26205369  PASTORE, DOMINICK         12837 BUNDLE ROAD          CHESTERFIEL    VA     23832   Primary     SFR           360
26506832  BLASE, KEVIN              3536 HIGH GROVE WAY        ATLANTA        GA     30319   Primary     PUD           360
26524132  BRUCE, ELISE              15140 MOHAWK CIRCLE        OVERLAND PA    KS     66224   Primary     PUD           360
26802751  MAYFIELD III, ROGER       4616 GABRIELLA LANE        OVIEDO         FL     32765   Primary     SFR           360
26876235  QUAGLETTI, MICHAEL        132 NEPTUNE AVENUE         HERMOSA BEA    CA     90254   Investor    SFR           360
26931949  MCMAHON, SCOTT            768 ARNOLD WAY             MENLO PARK     CA     94025   Primary     SFR           360
26947051  TING, TSE                 1121 WHITE CLIFF DRI       SAN JOSE       CA     95129   Primary     SFR           360
26961425  PERRY, BRIAN              1808 VALLEY OF THE M       LIVERMORE      CA     94550   Primary     SFR           360
26991257  KUBACH, GERALD            155 HIGHGROVE CT           CHESTERFIEL    MO     63005   Primary     PUD           360
27008903  RAMSTRUM, LAWRENCE        178 EVANS AVENUE           SUMMERLAND     CA     93067   Primary     SFR           360
27093061  MANNA, YONIT              3381 COWPER STREET         PALO ALTO      CA     94306   Primary     SFR           360
27096361  WHEATON, CHRIS            136 PANORAMIC WAY          WALNUT CREE    CA     94595   Primary     SFR           360
27107382  ZUMPANO, BERNARD          17088 W BONEFISH LANE      SUGARLOAF K    FL     33042   Secondary   SFR           360
27110519  HUANG, MING               233 S OAKHURST DRIVE       BEVERLY HIL    CA     90212   Primary     SFR           360
27116359  GHOSH, SWAPAN             1767 HERON AVENUE          SUNNYVALE      CA     94087   Primary     SFR           360
27128941  REDA, JOSEPH              3670 AVENIDA CALLADA       CALABASAS      CA     91302   Primary     PUD           360
27129493  DIANA, NICHOLAS           168 RUE DES CHATE          TARPON SPRI    FL     34689   Primary     PUD           240
27137520  KIANERCI, HOMAYOUN        11907 WOODHILL COURT       CUPERTINO      CA     95016   Primary     PUD           360
27138080  TANG, CONNIE              847 SUMMIT COURT           SUNNYVALE      CA     94086   Primary     SFR           360
27139070  WALKER, BRIAN             24 WOODLEAF CT             NOVATO         CA     94945   Primary     SFR           360
27141969  GIUDICE, SAL              107 THIRD STREET           SAUSALITO      CA     94965   Primary     SFR           360
27146612  SAKAKI, NORIYASU          158 INTERLOCHEN DR         PEACHTREE C    GA     30269   Primary     SFR           360
27146893  HYMAN, EARLE              22305 DUNMORE DRIVE        CALABASAS      CA     91302   Primary     SFR           360
27148345  COOLEY, PAUL              2524 MORLEY WAY            SACRAMENTO     CA     95864   Primary     SFR           360
27155761  GITIN, MARK               123 WAVERLY PLACE          MOUNTAIN VI    CA     94040   Primary     SFR           360
27164318  HIKEN, MARJORIE           5157 RENAISSANCE A         SAN DIEGO      CA     92122   Primary     Condo         360
27177146  BANDEL, STEVEN            1301 CURTIS AVENUE         MANHATTAN B    CA     90266   Primary     SFR           360
27186634  FITZSIMMONS, JOHN         6126 LA JOLLA BOULEV       LA JOLLA       CA     92037   Primary     SFR           360
27190974  YAZDI, ALI                10241 RANCHO PLACE         CUPERTINO      CA     95014   Primary     2-Family      360
27193754  CHANG, VINCENT            11818 OLD EUREKA WA        GOLD RIVER     CA     95670   Primary     SFR           360
27201789  LI, MIKE                  1861 37TH AVENUE           SAN FRANCIS    CA     94122   Primary     SFR           360
27208446  CLAIR, ALVIN              150 WINDY RIDGE CT         FAIRBURN       GA     30213   Primary     PUD           360
27216647  BARNS, JOHN               3204 MARQUETTE STREE       UNIVERSITY     TX     75225   Primary     SFR           360
27218601  GILBERT, BRIAN            3285 MONTECITO DRIVE       SAN JOSE       CA     95135   Primary     SFR           360
27224880  BAIRD, STEVEN             29003 INDIAN RIDGE CO      AGOURA HILL    CA     91301   Primary     SFR           360
27235159  CHEN, MORGAN              571 S GREENWOOD AVENU      SAN MARINO     CA     91108   Primary     SFR           360
27235522  STENBACK, AMY             2243 VIA PRAVIA            LA JOLLA       CA     92037   Primary     Condo         360
27236074  HALL, KEVIN               787 COLIMA STREET          LA JOLLA       CA     92037   Primary     SFR           360
27238344  HANSON, JON               1767 BROOKSIDE LANE        VIENNA         VA     22182   Primary     SFR           360
27241959  HILL, THOMAS              2808 233RD AVENUE SO       ISSAQUAH       WA     98027   Primary     SFR           360
27246305  GOLDING, JAMES            2297 E 8100 SOUTH          SOUTH WEBER    UT     84405   Primary     SFR           360
27246446  KUNDERT, CORRIE           5425 OLIVE RANCH           GRANITE BAY    CA     95746   Primary     SFR           360
27250679  MC ELWAIN, WILLIAM        3264 WITHERS AVENUE        LAFAYETTE      CA     94549   Primary     SFR           360
27251677  CABRAL, DANIEL            3364 HARTWELL CT           PLEASANTON     CA     94588   Primary     SFR           360
27251768  OKEEFE, JOHN              4089 DUNBARTON CIR         SAN RAMON      CA     94583   Primary     SFR           360
27255280  BROWN, J                  17405 BLUE JAY DRIVE       MORGAN HILL    CA     95037   Primary     PUD           360
27260595  JOHNSON, WILLIAM          1048 VIA MIL CUMBRES       SOLANA BEAC    CA     92075   Primary     SFR           360
27260702  NUNES, KENNETH            713 FRESCA STREET          SOLANA BEAC    CA     92075   Primary     SFR           360
27261502  MAULE, BRAD               4136 DIXIE CANYON          SHERMAN OAK    CA     91423   Primary     SFR           360
27262740  PONTACQ, PETER            2207 ALLEGHENY WAY         SAN MATEO      CA     94402   Primary     SFR           360
27270339  HORRIGAN, TIMOTHY         4117 GILBERTVILLE          WATERLOO       IA     50701   Primary     SFR           240
27270453  HOLLEMAN, DAVID           832 SCOTT DRIVE            LIBERTY        MO     64068   Primary     SFR           240
27270719  GUNDERSEN JR, CAMERON     2062 LINDA FLORA D         LOS ANGELES    CA     90077   Primary     SFR           360
27273572  BURKETT, JOHN             20000 FOUNTAIN             CHAPEL HILL    NC     27514   Primary     PUD           360
27273812  GRANADOS, EDDY            21 TUM SUDEN WAY           REDWOOD CIT    CA     94062   Primary     SFR           360
27274125  RYAN, JIMMIE              2751 PEPPERIDGE COUR       SAN JOSE       CA     95148   Primary     SFR           360
27275007  INOUYE, MARTIN            9806 CARLTON COURT         GRANITE BAY    CA     95746   Primary     SFR           360
27282458  PLOUSSARD, STEPHEN        640 BIRCHWOOD CT           LOS ALTOS      CA     94024   Primary     SFR           360
27290170  HOFFMAN, RODNEY           14224 SOUTHEAST 270TH      KENT           WA     98042   Primary     SFR           360
27300961  BAHRAMBEYGUI, SCHEHERAZA  8851 NOTTINGHAM PL         LA JOLLA       CA     92037   Primary     SFR           360
27311463  FROESE, CAROL             3334 CAMINITO CABO         DEL MAR        CA     92014   Primary     Condo         360
27316603  EDWARDS JR, EDGAR         3522 OLD ONSLOW ROAD       GREENSBORO     NC     27407   Primary     SFR           360
27319433  WOMBLE, GLEN              118 COLUMBIA CLUB D        BLYTHEWOOD     SC     29016   Primary     PUD           360
27320670  MILLER, HOWARD            5825 E TETON AVENUE        ORANGE         CA     92867   Primary     SFR           360
27322270  PICKETT, JOHN             4615 CORONA DRIVE          SAN JOSE       CA     95129   Primary     SFR           360
27329978  BAX, RONALD               929 E SANTA ANITA AVE      BURBANK        CA     91501   Primary     SFR           360
27330216  SMITH, PATRICK            22871 BERGANTIN            MISSION VIE    CA     92692   Primary     SFR           360
27333350  TRAN, HUNG                2811 GLAUSER DRIVE         SAN JOSE       CA     95133   Primary     SFR           360
27336833  KOSCAL, MICHAEL           5 ROCKROSE                 ALISO VIEJO    CA     92656   Primary     PUD           360
27338037  BRAHY, GEORGE             211 SURFBIRD ISLE          FOSTER CITY    CA     94404   Primary     SFR           360
27341569  HORTON, DAVID             22200 MCKEAN ROAD          SAN JOSE       CA     95120   Primary     SFR           360
27346527  SIMS, CHARLES             5861 BLACK AVENUE          PLEASANTON     CA     94566   Primary     SFR           360
27346584  WALKER, DANIEL            348 W PROSPECT BAY DR      GRASONVILLE    MD     21638   Primary     PUD           360
27347079  MARTINEZ, MIGUEL          6331 E VIA ARBOLES         ANAHEIM        CA     92807   Primary     PUD           360
27347293  JOHNSON, JEFFERY          25377 MARKHAM LANE         SALINAS        CA     93908   Primary     SFR           360
27347681  REMEIKA JR, EDWARD        570 APACHE TRAIL           MERRITT ISL    FL     32953   Primary     SFR           360
27348390  DULEY, JOHN               2525 CRESTVIEW DRIVE       NEWPORT BEA    CA     92663   Primary     PUD           360
27349133  SIANO, STEVEN             10190 MACADAM LANE         CUPERTINO      CA     95014   Primary     PUD           360
27351139  CORWIN, KEVIN             303 NORTH CREEK DRI        SAN JOSE       CA     95139   Primary     SFR           360
27355007  SCHEIDERER, DANIEL        945 LANTANA DRIVE          SUNNYVALE      CA     94086   Primary     SFR           360
27356567  NGUYEN, MARY              3253 DOS PALOS DR          LOS ANGELES    CA     90068   Primary     SFR           360
27357367  FARRELL, RAYMOND          2411 BONITA DRIVE          GLENDALE       CA     91208   Primary     SFR           360
27358290  ROHNER, ERIC              2387 HIGHVIEW TRL          VISTA          CA     92084   Primary     SFR           360
27359694  YEUNG, PAK                7433 STANFORD PLACE        CUPERTINO      CA     95014   Primary     SFR           360
27360304  GILLER, TIMOTHY           86 YACHT HARBOR            RANCHO PALO    CA     90275   Primary     SFR           360
27366434  COOK, WILLIAM             2550 EAST JENNY AVEN       FRESNO         CA     93720   Primary     SFR           360
27369263  SANTANAM, PARAMESH        2085 MEDALLION DRIVE       UNION CITY     CA     94587   Primary     SFR           360
27369404  MCCARTHY, GERARD          914 SAVOY COURT            PETALUMA       CA     94954   Primary     SFR           360
27369917  HOLLSTROM II, GREGORY     9941 SAGO POINT DRIV       LARGO          FL     33777   Primary     SFR           360
27372051  PADDOR, SCOTT             14914 VALLEY VISTA BL      SHERMAN OAK    CA     91403   Primary     SFR           360
27381615  BAGG, GERALD              3044 GREENTREE COURT       LOS ANGELES    CA     90077   Primary     Condo         360
27384684  HAMMOND, WAYNE            203 CHARLESTON BOUL        ISLE OF PAL    SC     29451   Investor    SFR           360
27394410  BELL, JOHN                416 STEPHEN ROAD           SAN MATEO      CA     94403   Primary     SFR           360
27394592  SIEGEL, MARK              1626 THAYER AVE            LOS ANGELES    CA     90024   Primary     SFR           360
27397694  TAN, VICKIE               18971 AMBERLY PL           ROWLAND  HE    CA     91748   Primary     PUD           360
27400266  LIEBLEIN, JEROME          32212 BREEZEPORT DR        WESTLAKE VI    CA     91361   Primary     Condo         360
27404532  BAKER, REID               6607 AZALEA LANE           DALLAS         TX     75230   Primary     SFR           360
27406933  FULTON, SIMON             171 EXETER AVENUE          SAN CARLOS     CA     94070   Primary     SFR           360
27407584  MODJTEHEDI, MASSOUD       190 SELBY LANE             ATHERTON       CA     94027   Primary     SFR           360
27411420  EVANS, KENNETH            6577 CATAMARAN ST          SAN JOSE       CA     95119   Primary     SFR           360
27416627  SMITH, BRYAN              2732 MIRA BELLA CI         MORGAN HILL    CA     95037   Primary     SFR           360
27417229  KING, HENRY               10968 VIA SORRENTO         CUPERTINO      CA     95014   Primary     SFR           360
27418367  SCUDDER, JAMES            15968 GREY STONE ROAD      POWAY          CA     92064   Primary     SFR           360
27420173  TIDY, NICHOLAS            16150 NORTHFIELD STRE      PACIFIC PAL    CA     90272   Primary     SFR           360
27423870  BIRNBAUM, RICK            29654 RIDGEWAY DRIVE       AGOURA HILL    CA     91301   Primary     SFR           360
27423987  HO, SIU                   1907 FUMIA PLACE           SAN JOSE       CA     95131   Primary     SFR           360
27426543  SMITH, RANDALL            1617 SANCHEZ STREET        SAN FRANCIS    CA     94131   Primary     SFR           360
27427095  RUST, BRUCE               1920 STOCKBRIDGE AVE       REDWOOD CIT    CA     94061   Primary     SFR           360
27427764  AASURI MARING, RAMANUJA   46383 SKYE ROAD            FREMONT        CA     94539   Primary     PUD           360
27428135  BALLANTYNE, THOMAS        656 SAN LORENZO S          LOS ANGELES    CA     90402   Primary     SFR           360
27428374  WONG, CHUN                2107 CASTLE HEIGHTS        LOS ANGELES    CA     90034   Primary     SFR           360
27429489  GEDDES, CAROLINE          29425 CAMBRIDGE COURT      AGOURA HILL    CA     91301   Primary     PUD           360
27430495  MATHARU, NARINDER         948 MARION WAY             SUNNYVALE      CA     94087   Primary     SFR           360
27432343  CHI, SHAO                 1642 HILLARD DR            SAN MARINO     CA     91108   Primary     SFR           360
27436377  VAN DE, CHRIS             963 LA MESA TERRACE        SUNNYVALE      CA     94086   Primary     Condo         360
27437540  DAVENPORT, CLYDE          2837 WINTHROP AVE          SAN RAMON      CA     94583   Primary     SFR           360
27438217  WONG, MARK                4121 TALLOW PLACE          DAVIS          CA     95616   Primary     SFR           360
27438381  MCGOVERN, DANIEL          2957 FILBERT DRIVE         WALNUT CREE    CA     94598   Primary     SFR           360
27438837  ODONOGHUE, JOHN           1015 COROLLA DRIVE         COROLLA        NC     27927   Secondary   SFR           360
27439389  BAHL, AMIT                10394 PARADISE DRIVE       CUPERTINO      CA     95014   Primary     SFR           360
27440320  GRAY, TIMOTHY             874 RIVERSIDE DR           SAN JOSE       CA     95125   Primary     SFR           360
27440536  GONG, JASON               115 PEARLGRASS COUR        SAN RAMON      CA     94583   Primary     SFR           360
27441328  GRIGOROPOULOS, COSTAS     69 FAIRLAWN DRIVE          BERKELEY       CA     94708   Primary     SFR           360
27442821  WEEKS, WILLIAM            15 KINGS CANYON            PACIFICA       CA     94044   Primary     SFR           360
27443928  WATSON JR, EDWARD         4083 SCARLET IRIS PL       WINTER PARK    FL     32792   Primary     PUD           360
27449636  HAGE, PHILIP              289 ELEANOR DRIVE          WOODSIDE       CA     94062   Primary     SFR           360
27449727  GRELL, EDWARD             7554 STEWART AVENUE        LOS ANGLES     CA     90045   Primary     SFR           360
27452630  PEARCE, JOSEPH            2885 PLAYER LANE           TUSTIN         CA     92782   Primary     Condo         360
27457209  NOVAK, KURT               2417 CURTIS AVENUE         REDONDO BEA    CA     90278   Primary     Condo         360
27457324  COMER, JASON              1216 STANFORD AVENUE       REDONDO BEA    CA     90278   Primary     SFR           360
27457399  LOUIE, PETER              7727 PINEVILLE CIR         CASTRO VALL    CA     94552   Primary     PUD           360
27457431  BLAZER, ROBERT            15565 SWISS CREEK L        CUPERTINO      CA     95014   Primary     SFR           360
27461367  SOBEL, STUART             22778 BRANDYWINE DRIV      CALABASAS      CA     91302   Primary     SFR           360
27461748  JOHNSON, JEFF             3041 MARY LANE             ESCONDIDO      CA     92025   Primary     SFR           360
27462431  SOMERS, ROBERT            24100 HILLHURST DRIVE      CANOGA PARK    CA     91307   Primary     PUD           360
27462449  PRASAD, RAM               1487 BONGATE COURT         SAN JOSE       CA     95130   Primary     SFR           360
27462837  KIM, SUSAN                52 WILLIAMS LANDIN         FOSTER CITY    CA     94404   Primary     PUD           360
27464643  SCHREIBER, SAMUEL         5376 VIA APOLINA           YORBA LINDA    CA     92886   Primary     PUD           360
27465046  WILKINSON, LAMAR          69 MY ROAD                 LAFAYETTE      CA     94549   Primary     SFR           360
27465061  PENROSE, MICHAEL          1070 PESCADOR DR           NEWPORT BEA    CA     92660   Primary     PUD           360
27468677  YEE, PAUL                 16-18 LOYOLA TERRACE       SAN FRANCIS    CA     94117   Primary     2-Family      360
27468800  TSUKAMOTO, TIM            2511 W 233RD STREET        TORRANCE       CA     90505   Primary     SFR           360
27469097  ELLIOTT, MARK             1625 NEPTUNE AVENUE        ENCINITAS      CA     92024   Primary     Condo         360
27469469  SALTIEL, EMMANUEL         1641S SHERBOURNE DRIV      LOS ANGELES    CA     90035   Primary     SFR           360
27471499  HORNE, WILLIE             2678 GLEN HARDY COUR       SAN JOSE       CA     95148   Primary     SFR           360
27475458  MENDOZA, ABRAHAM          1734 SEPTEMBERSONG C       SAN JOSE       CA     95131   Primary     SFR           360
27475946  ROBSON, JEANNE            19824 HORSESHOE DRIVE      TOPANGA        CA     90290   Primary     SFR           360
27475987  POSTERNACK, CHARLES       3129 NW 56TH STREET        BOCA RATON     FL     33496   Primary     PUD           360
27476183  ANDREWS, BRENDA           4557 DON RODOLFO PL        LOS ANGELES    CA     90056   Secondary   SFR           360
27476498  FOSTER JR, FRANK          19 CHARITY                 IRVINE         CA     92612   Primary     PUD           360
27481456  WEBER, MARTIN             5340 DIVOT CIRCLE          FAIR OAKS      CA     95628   Primary     SFR           360
27481878  WALSH, SUSAN              871 ARCTURUS CIRCLE        FOSTER CITY    CA     94404   Primary     SFR           360
27481902  GRADY, ANNE               465-467 28TH ST            SAN FRANCIS    CA     94131   Primary     2-Family      360
27482462  CLARKE, DENNIS            17472 HILLGATE LANE        HUNTINGTON     CA     92649   Primary     SFR           360
27483098  CHEN, GENE                1246- 1248 LOMBARD ST      SAN FRANCIS    CA     94109   Primary     3-Family      360
27483734  PATTERSON, AUDREY         4218 CONNER COURT          SAN DIEGO      CA     92117   Primary     SFR           360
27483742  KANE, SUZANNE             231 QUAILS TRAIL           THOUSAND OA    CA     91361   Primary     SFR           360
27484120  GROVE, MARTIN             18186 KAREN DRIVE          TARZANA        CA     91356   Primary     SFR           360
27484245  CARTER, JOE               200 BLOODS RIDGE RO        BEAR VALLEY    CA     95223   Secondary   SFR           360
27484898  LEIDECKER, FREDRICK       122 TIGER TAIL ROAD        OLYMPIC VAL    CA     96146   Primary     SFR           360
27484971  CHIEN, SHU                2261 CALLE FRESCOTA        SAN DIEGO      CA     92037   Investor    SFR           360
27485283  CHAPLIN, ROBERT           716 LA CANADA              LA JOLLA       CA     92037   Primary     SFR           360
27485986  CHEUNG, TOMMY             1574 27TH AVENUE           SAN FRANCIS    CA     94122   Primary     SFR           360
27487339  TIMBERS, RICHARD          35 FINALEE AVENUE          ASHEVILLE      NC     28801   Primary     SFR           360
27487883  DOZIER, MICHAEL           150 AMERICAN RIVE          FOLSOM         CA     95630   Primary     SFR           360
27488121  KACALEK, DONA             17071 SHADY LANE DRIV      MORGAN HILL    CA     95037   Primary     SFR           360
27488832  HOWELLS JR, ROBERT        8504 ARDMORE PLACE         DUBLIN         CA     94568   Primary     SFR           360
27489848  SNOWDEN, FRANK            3366 TAYLOR ROAD           CARMEL         CA     93923   Primary     SFR           360
27495662  WILLIAMS, WEBSTER         5530 TUXEDO TERRACE        LOS ANGELES    CA     90068   Primary     SFR           360
27496058  DUONG, LUONG              3114 CUNNINGHAM LA         SAN JOSE       CA     95148   Primary     SFR           360
27496470  SURPRENANT, JOSEPH        1406 ORMSBY DRIVE          SUNNYVALE      CA     94087   Primary     SFR           360
27500875  NARD, JEFFREY             2136 CHAMBERLING KEY       VIRGINIA BE    VA     23454   Primary     SFR           360
27501949  MILLER, BARRY             6011 NAMAKAGAN ROAD        BETHESDA       MD     20816   Primary     SFR           360
27502731  MRACHEK, DAVID            6059 DEERFORD ROW          LA JOLLA       CA     92037   Primary     PUD           360
27503358  KENNEDY, THOMAS           345 COLLINGWOOD STR        SAN FRANCIS    CA     94114   Primary     SFR           360
27504968  GALLUCCI, MARGARET        5048 SILVER ARROW          RANCHO PALO    CA     90275   Primary     SFR           360
27507151  KHARAGHANI, SHAHRAM       5442 HAZELTINE             SHERMAN OAK    CA     91401   Investor    SFR           360
27507201  GUENTHNER, CLETUS         2513 DENHAM ROAD           LOUISVILLE     KY     40205   Primary     SFR           360
27507953  FJELLBO, ERIK             144 EL PORTAL PLACE        CLAYTON        CA     94517   Primary     SFR           360
27508100  LUCIDO, CHESTER           242 GLEN ABBEY             KIAWAH ISLA    SC     29455   Secondary   PUD           360
27508555  ZISFAIN, DENNIS           10344 CHRISTINE PLACE      CHATSWORTH     CA     91311   Primary     SFR           360
27509132  COATES, DAVID             300 EAGLE TRACE D          HALF MOON B    CA     94019   Primary     PUD           360
27509629  MOORHOUSE, DAVID          2 ROSEBUD DRIVE            BLUFFTON       SC     29910   Primary     PUD           360
27510122  KUHL, RICHARD             8410 COPPERLEAF COUR       FAIRFAX STA    VA     22039   Primary     PUD           360
27513209  THABIT, FUAD              11744 BLOOMINGTON WAY      DUBLIN         CA     94568   Primary     SFR           360
27514678  STRASSER, CAROL           4733 MIRA VISTA DR         CASTRO VALL    CA     94546   Primary     SFR           360
27516046  MATTHEWS JR, DONALD       758 SAINT TIMOTHY P        MORGAN HILL    CA     95037   Primary     SFR           360
27516129  BRANT, TIMOTHY            11401 HOLLOW TREE LAN      ROCKVILLE      MD     20852   Primary     SFR           360
27516442  LOJACONO, MARK            4071 WEST LAKESHORE        SAN RAMON      CA     94583   Primary     Condo         360
27520576  COSTELLO, JOHN            22321 PARKWOOD ST          LAKE FOREST    CA     92630   Primary     PUD           360
27520956  COLEMAN, WILLIAM          209 APARNA COURT           WHITES CREE    TN     37189   Primary     SFR           360
27523901  SONG, LI                  115 JEWEL TERRACE          FREMONT        CA     94536   Primary     SFR           360
27525179  CHILTON IV, FORREST       3108 WATERSIDE LANE        ALEXANDRIA     VA     22309   Primary     SFR           360
27525955  ROVNO, DAVID              6238 ESTATES DRIVE         OAKLAND        CA     94611   Primary     SFR           360
27527357  YOUNG, GEORGE             4949 W 132ND TR            LEAWOOD        KS     66209   Primary     SFR           360
27527548  DALY, SHARYN              2150 BALBOA AVENUE         DEL MAR        CA     92014   Primary     SFR           360
27529676  LIU, YI                   1585 EMERALD LANE          DIAMOND BAR    CA     91765   Primary     PUD           360
27529916  GARRETT, HYDA             6941 GASTON AVENUE         DALLAS         TX     75214   Primary     SFR           360
27530047  LEVEY, MICHAEL            17147 WEDDINGTON STRE      ENCINO         CA     91316   Primary     SFR           360
27531961  ST JOHN, HARRY            120 EDGEMONT WAY           INVERNESS      CA     94937   Primary     SFR           360
27536119  NAIK, ANAND               10410 CASTINE AVE          CUPERTINO      CA     95014   Primary     SFR           360
27537216  LEONARD, MARK             994 CALLE DEL PACIF        GLENDALE       CA     91208   Primary     PUD           360
27537737  KABIRI, GHOLAMALI         518 SENECA GREEN WA        GREAT FALLS    VA     22066   Primary     SFR           360
27538008  HASZARD, TIMOTHY          536 TURNBERRY LANE         ST. AUGUSTI    FL     32084   Primary     SFR           360
27539030  OSANTOWSKI, KEITH         1020 BUENA VISTA A         ALAMEDA        CA     94501   Primary     SFR           360
27543404  ANDERSON, DALE            1097 CAGGIANO COURT        SAN JOSE       CA     95120   Primary     SFR           360
27543461  KYRAMARIOS, STEVE         17217 SANDALWOOD WA        MORGAN HILL    CA     95037   Primary     SFR           360
27543818  RAOUFI, SAEID             7647 EXCELSIOR AVE         ORANGEVALE     CA     95662   Primary     SFR           360
27548155  BEEUWSAERT, STEVEN        29 GRASSYKNOLL LAN         LAS FLORES     CA     92688   Primary     SFR           360
27548775  ZMOLEK, JOHN              2652 ISABELLE AVE          SAN MATEO      CA     94403   Primary     SFR           360
27549070  HAXBY, LYTLE              21955 SUNBURST LANE        RED BLUF       CA     96080   Primary     SFR           360
27549138  MAYER, ROBERT             23 MYRTLE AVENUE           LARKSPUR       CA     94939   Primary     SFR           360
27549203  CONWAY, MICHAEL           1161 UPPER HAPPY VAL       LAFAYETTE      CA     94549   Primary     SFR           360
27551308  CURRY, PATRICK            15508 27TH DRIVE SE        MILL CREEK     WA     98012   Primary     SFR           360
27551944  LASTING, RICHARD          1400 N SPAULDING AVENU     LOS ANGELES    CA     90046   Primary     SFR           360
27552355  KRAMER, DAVID             4516 FALCONRIDGE COU       SAN DIEGO      CA     92130   Primary     SFR           360
27553551  ALFANO, FRANK             18 SUNSET BAY DR           BELLEAIR       FL     33756   Primary     SFR           360
27553809  HUG, DEBORAH              33 ALSACE                  LAGUNA NIGU    CA     92677   Secondary   PUD           360
27554047  LEVI, BAHMAN              7737 MOONRIDGE PL          LA JOLLA       CA     92037   Primary     SFR           360
27554187  KUMAR, DEVINDER           20424 CHALET LANE          SARATOGA       CA     95070   Primary     SFR           360
27554492  SAMII, HADI               11662 WANNACUT PLAC        SAN DIEGO      CA     92131   Primary     SFR           360
27555002  ZHANG, XINYU              41771 HIGGINS WAY          FREMONT        CA     94539   Primary     SFR           360
27555630  RANDOLPH JR, E            505 POINT SAN PEDRO        SAN RAFAEL     CA     94901   Primary     SFR           360
27555721  HSU, YUN                  40810 ONDINA COURT         FREMONT        CA     94539   Primary     SFR           360
27557404  WARD, MICHAEL             704 VERDUN COURT           SOUTHLAKE      TX     76092   Primary     PUD           360
27559285  GOFF, ISAAC               650 BOLINAS ROAD           FAIRFAX        CA     94930   Primary     SFR           360
27559582  LAMB, KATHLEEN            21825 HEATHERWOOD LAN      YORBA LINDA    CA     92887   Primary     SFR           360
27560218  WU, TOM                   13341 PORTAL               TUSTIN         CA     92782   Primary     SFR           360
27561166  KIRKPATRICK, GIAMPIERO    16 GLORIETTA COURT         ORINDA         CA     94563   Primary     SFR           360
27561463  DAMON, JEFFREY            9071 HANGAR WAY            FAIR OAKS      CA     95628   Primary     SFR           360
27563543  GILMAN, JEFFREY           753 OLD JONAS HILL         LAFAYETTE      CA     94549   Primary     SFR           360
27563667  WOLFE, JOHN               4200 MEPHAM COURT          EL DORADO H    CA     95762   Primary     SFR           360
27563907  GENADINIK, JOSEPH         18018 ERWIN STREET         ENCINO         CA     91316   Primary     SFR           360
27565381  EASTMAN, KEVIN            37 DON GABRIEL WAY         ORINDA         CA     94563   Primary     SFR           360
27565415  CLEMONS, CHARLES          926 RAINTREE PLACE         LAFAYETTE      CA     94549   Primary     SFR           360
27566132  COLES, KEVIN              1853 GROVEWAY DR           GERMANTOWN     TN     38139   Primary     SFR           360
27566496  ZISMAN, DAVID             8122 GREEN GLADE RD.       JACKSONVILL    FL     32256   Primary     PUD           360
27567296  HINDS, DENNIS             1619 CLEAR CREEK PLA       DANVILLE       CA     94526   Primary     PUD           360
27568013  LE, KHOI                  8841 SLEEPY HOLLOW L       POTOMAC        MD     20854   Primary     PUD           360
27568518  WALLERSTEIN, ROBERT       9782 TOTTENHAM COURT       BEVERLY HIL    CA     90210   Primary     PUD           360
27568609  TAMAYO, JEFFREY           11670 BYRON HIGHWAY        BYRON          CA     94513   Primary     SFR           360
27569300  SIGNORINO, JOHN           950 WARBURTON AVE          SANTA CLARA    CA     95050   Primary     SFR           360
27569979  KOFNOVEC, MICHAEL         1885 HOLLYHOCK LANE        GILROY         CA     95020   Primary     SFR           360
27571629  PERDUE, STEVE             3497 COLONEL VANDERH       MT PLEASANT    SC     29464   Primary     PUD           240
27574797  MEIER, DANIEL             1180 TAJI COURT            HERNDON        VA     20170   Primary     SFR           360
27574870  JAMES, ROBERT             4441 BRIAR CLIFF ROA       OAKLAND        CA     94605   Primary     SFR           360
27575729  BYRD, ROBERT              304 BANK STREET            MOUNT PLEAS    SC     29464   Primary     SFR           360
27576719  SCHMOCKER, JOHN           28689 ROAN ROAD            RANCHO PALO    CA     90275   Primary     SFR           360
27576909  MAZDEH, ESFANDIAR         1371 KINTYRE WAY           SAN JOSE       CA     95129   Primary     SFR           360
27578137  HAWES, REBECCA            33 TOLLRIDGE CT            SAN MATEO      CA     94402   Primary     PUD           360
27579952  MYERS, KEVIN              1290 NORTH EAST LINN       ALBANY         OR     97321   Primary     SFR           360
27580075  VERANO JR, HUGH           9 CEDAR RIDGE              IRVINE         CA     92612   Primary     SFR           360
27581750  TOMSON JR, WILLIAM        2245 JOURNET DRIVE         DUNN LORING    VA     22027   Primary     PUD           360
27582600  JUNG, CALVIN              134 15TH AVENUE            SAN FRANCIS    CA     94118   Primary     SFR           360
27582873  ZACH, THOMAS              424 GREENBRIER ROAD        HALF MOON B    CA     94019   Primary     PUD           360
27583210  HARPER, RONALD            223 VISTA DE SIERRA        LOS GATOS      CA     95030   Primary     SFR           360
27585413  GROSSINGER, PETER         796 BUGATTI PLACE          MORGAN HILL    CA     95037   Primary     PUD           360
27585793  EICHNER, MATTHEW          8416 BELLS MILL ROAD       POTOMAC        MD     20854   Primary     SFR           360
27586205  COOPER, KERRY             12805 WILLOW GLEN COU      HERNDON        VA     20171   Primary     PUD           360
27586379  STIDGER, GLEN             8364 ASCOLANO AVE          FAIR OAKS      CA     95628   Primary     SFR           360
27586437  FREEDMAN, SCOTT           4816 GLENCAIRN RD          LOS ANGELES    CA     90027   Primary     SFR           360
27586718  DRIELS, MORRIS            81 BARTOLOMEA WAY          MONTEREY       CA     93940   Primary     SFR           360
27588482  SCHAUMBURG, EDWIN         3609 TIMBERLAKE ROAD       KNOXVILLE      TN     37920   Primary     SFR           360
27588722  STEINMETZ, PHILLIP        30 W REMINGTON DRIVE       HIGHLAND VI    TX     75077   Primary     SFR           360
27589126  PANEC, LELAND             2425 VILLANUEVA WA         MOUNTAIN VI    CA     94040   Primary     SFR           360
27590371  VENGATRAMAN, ETHIRAJ      19364 SHUBERT COURT        SARATOGA       CA     95070   Primary     SFR           360
27590686  PAPERA, R                 1805 OAK AVENUE            MANHATTAN B    CA     90266   Primary     SFR           360
27592518  VIERRA, KURTIS            709 BRIDGE CREEK DR        SAN RAMON      CA     94583   Primary     SFR           360
27593433  POSNIEN, KIM              440 FOOTHILL ROAD          GARDNERVILL    NV     89410   Primary     SFR           360
27593540  HOCHMUTH, GARY            311 VISCAINO WAY           SAN JOSE       CA     95119   Primary     SFR           360
27594597  RAVITZ, KENNETH           7039 DUME DRIVE            MALIBU         CA     90265   Primary     SFR           360
27598150  CHAU, STEVEN              43984 ROSEMERE DRIVE       FREMONT        CA     94539   Primary     SFR           360
27598317  STEWART, DAVID            25346 LA LOMA DRIVE        LOS ALTOS H    CA     94022   Primary     SFR           360
27598325  ANDERSON, PAMELA          6531 GLENDORA AVE          DALLAS         TX     75230   Primary     SFR           360
27600220  ROCHE, GUY                3414 TROY DRIVE            LOS ANGELES    CA     90068   Primary     SFR           360
27601368  OUSMAN, JAMES             80 LYNWOOD PLACE           MORAGA         CA     94556   Primary     SFR           360
27601400  ZOBY, DAVID               1400 FIVE HILL TRAIL       VIRGINIA BE    VA     23452   Primary     SFR           360
27602754  PENG, WEN                 140 GREENFIELD PLAC        ARCADIA        CA     91006   Primary     SFR           360
27603042  HAMMACK, ANTHONY          243 NORTH QUAIL LAN        ORANGE         CA     92869   Primary     SFR           360
27603562  KELLER, RICHARD           2825 REGAL COURT           THOMPSON ST    TN     37179   Primary     SFR           360
27604107  HAHN, JERRY               719 BURLINGAME AVEN        BURLINGAME     CA     94010   Primary     SFR           360
27608397  ANSPACH, GARY             21 RIDGEWOOD DRIVE         SAN RAFAEL     CA     94901   Primary     SFR           360
27609171  ROSSIO, GARY              13823 TAMO SHANTER CO      POWAY          CA     92064   Primary     SFR           360
27609221  WEXLER, ROBERT            1605 S DURANGO AVE         LOS ANGELES    CA     90035   Primary     SFR           360
27609338  BECKMAN, GEORGE           4530 E WICKHAM AVENUE      ORANGE         CA     92867   Primary     PUD           360
27610989  TRESTER, JAMES            6412 STONE CANYON DR       PLANO          TX     75093   Primary     PUD           360
27611581  KOBAYASHI, GREGORY        3197 LUCAS DRIVE           LAFAYETTE      CA     94549   Primary     SFR           360
27611748  BAILEY, DANIEL            4172 FIRESIDE CIRC         IRVINE         CA     92614   Primary     PUD           360
27612118  STEIN, PHILIP             26541 BRIDALWOOD DR        LAGUNA HILL    CA     92653   Primary     PUD           360
27616671  GOTTLIEB, RICHARD         2765 CASIANO ROAD          LOS ANGELES    CA     90077   Primary     SFR           360
27617984  CHASE, ANDREW             311 TUCKER STREET          ANNANPOLIS     MD     21401   Primary     PUD           360
27618495  LOUSTALOT, DAVID          3808 NAUGHTON AVENUE       BELMONT        CA     94002   Primary     SFR           360
27618701  KING, PAMELA              453 KING STREET            REDWOOD CIT    CA     94062   Primary     SFR           360
27618891  MAHER, JOHN               3047 SHETLAND DRIVE        PLEASANT HI    CA     94523   Primary     SFR           360
27618974  MASEGIAN, JOHN            10151 FIRWOOD DRIVE        CUPERTINO      CA     95014   Primary     PUD           360
27619204  MASEGIAN, JOHN            41256 LEEWARD ROAD         SEA RANCH      CA     95497   Secondary   SFR           360
27619741  SAVAGE, RUSSELL           504 VAN BUREN STREE        FORT WALTON    FL     32547   Primary     SFR           360
27620608  ANDERSON, KEVIN           188 CREST VIEW DR          ORINDA         CA     94563   Primary     SFR           360
27621366  EDGAR, RICHARD            90 MIDLAND ROAD            PINEHURST      NC     28374   Primary     SFR           360
27621507  WAIN, HANS                10864 MOUGLE LANE          TRUCKEE        CA     96161   Primary     SFR           360
27622083  WANG, SUHLING             460 ACASO DRIVE            WALNUT         CA     91789   Primary     SFR           360
27622257  CHANTRELLE, BARRY         21 BAKER STREET            SAN FRANCIS    CA     94117   Primary     Townhouse     360
27622307  WOODHAM SR, DAVID         600 S BAYWOOD AVENUE       SAN JOSE       CA     95128   Primary     SFR           360
27623040  STICHWEH, ROBERT          14 WOOD IBIS               HILTON HEAD    SC     29928   Secondary   PUD           360
27624519  ADAN, JOSEPH              3111 TIFFANY DRIVE         BELLEAIR BE    FL     33786   Primary     SFR           360
27625151  RAY JR, RUSSELL           220 BLISS LANE             GREAT FALLS    VA     22066   Primary     PUD           360
27626969  WALKER, BRYCE             1448 E 155 SOUTH           LINDON         UT     84042   Primary     SFR           360
27627439  PHAM, VIET                2728 BABE RUTH DRI         SAN JOSE       CA     95132   Primary     SFR           360
27628015  PASSANTINO, PETE          11462 WILDCAT CT           DUBLIN         CA     94568   Primary     SFR           360
27629948  NGUYEN, THANH             2574 CLAREBANK WAY         SAN JOSE       CA     95121   Primary     SFR           360
27630011  FISCHER, GORDON           1071 WESTRIDGE AVENU       DANVILLE       CA     94526   Primary     SFR           360
27631415  MANN, WILLIAM             18 CHECKERBERRY SQ         GREENSBORO     NC     27455   Primary     PUD           360
27631688  TARRILLION, TIM           10102 CEDAR CREEK          HOUSTON        TX     77042   Primary     PUD           360
27633288  RICHARDSON, WILLIAM       4095 SUNSET LANE           PEBBLE BEAC    CA     93953   Primary     SFR           360
27633478  GARCIAPARRA, A            238 SHAWNAN LANE           LA HABRA HE    CA     90631   Secondary   SFR           360
27633668  PERL, GARETH              6285 HURD COURT            SAN DIEGO      CA     92122   Primary     SFR           360
27633825  SHENK, JOHN               280 WOODSIDE DRIVE         WOODSIDE       CA     94062   Primary     SFR           360
27634195  HAGY, JAMES               1027 COROLLA DRIVE         COROLLA        NC     27927   Secondary   SFR           360
27636125  ZMUDA, RICHARD            106 ZANETTA COURT          FOLSOM         CA     95630   Primary     SFR           360
27636828  QUAN, BRANDON             3542 CANFIELD DR           DANVILLE       CA     94526   Primary     SFR           360
27640440  KINGHORN, DAN             1 SHELL COURT              MILL VALLEY    CA     94941   Primary     SFR           360
27640630  DANIS, LIONEL             12205 THOROUGHBRED RO      HERNDON        VA     22071   Primary     SFR           360
27640713  GOLDBERG, ROSS            5600 HIDDEN GLEN COU       WESTLAKE VI    CA     91362   Primary     SFR           360
27645308  BARRETT, RICHARD          19401 ST JUDE ROAD         SANTA ANA      CA     92705   Primary     SFR           360
27645464  SCHLIEF, STEVEN           1503 OAK CANYON DRIV       SAN JOSE       CA     95120   Primary     SFR           360
27645589  TAKAHASHI, WAYNE          7755 OAK BAY CIRCL         SACRAMENTO     CA     95831   Primary     PUD           360
27647874  DODD, PATRICIA            194 SILVERADO SPRIN        NAPA           CA     94558   Primary     SFR           360
27650571  KENNETH J PAR, KS         2602 SARATOGA LANE         MCKINNEY       TX     75070   Primary     SFR           360
27650886  GRABOWSKI, CONRAD         10655 GASCOIGNE DRIVE      CUPERTINO      CA     95014   Primary     SFR           360
27650969  MURDOCK, R                378 SUMMIT DRIVE           STATELINE      NV     89449   Primary     SFR           360
27650977  LEONARD, SCOTT            9030 OLD BUCKBOARD L       SUN VALLEY     CA     91352   Primary     SFR           360
27653039  GOLDBERG, FLOYD           1 EAST MANOR DR            MILL VALLEY    CA     94941   Primary     SFR           360
27653989  CLEGHORN, CHEREE          3419 LOWELL STREET N       WASHINGTON     DC     20016   Primary     SFR           360
27654367  ASDORIAN, ELIZABETH       338 WINFIELD STREET        SAN FRANCIS    CA     94110   Primary     SFR           360
27655208  BUSH, WILLIAM             11110 GARFIELD AVENUE      CULVER CITY    CA     90230   Primary     SFR           360
27656362  WONG, TONY                156 ALICE STREET           ARCADIA        CA     91006   Primary     Condo         360
27658004  LEONARD, CHRISTOPHER      15512 FOX HAVEN LANE       MIDLOTHIAN     VA     23112   Primary     PUD           360
27658178  HENSING, WILLIAM          1630 CRIPPLECREEK          BATAVIA        OH     45103   Primary     SFR           240
27659028  MAUEL, D                  1349 CHELSEA DRIVE         LOS ALTOS      CA     94024   Primary     SFR           360
27659325  SANCHEZ, RICHARD          17 ISLAND DRIVE            TREASURE IS    FL     33706   Primary     SFR           360
27661693  DENGLER, STEVEN           8909 GLADE HILL ROAD       FAIRFAX        VA     22031   Primary     PUD           360
27662543  NELSON, STEVEN            1002 WESTCHESTER DRI       SUNNYVALE      CA     94087   Primary     SFR           360
27662964  ALTERMAN, MARK            6481 CANTILES AVEN         CYPRESS        CA     90630   Primary     SFR           360
27664903  FERRILL, TIMOTHY          19711 ISLAND BAY LANE      HUNTINGTON     CA     92648   Primary     SFR           360
27665967  CARGILL, SAMUEL           550 E GLENARM STREET       PASADENA       CA     91106   Primary     SFR           360
27667575  PATIL, JAY                5349 MANILA AVENUE         OAKLAND        CA     94618   Primary     SFR           360
27667963  DE HOOG, THOMAS           323 MAC LANE               PALO ALTO      CA     94306   Primary     SFR           360
27668086  POPKEN, CAL               1918 PAGE COURT            PETALUMA       CA     94954   Primary     SFR           360
27668243  HIBBELN, KAI              2411 AUDUBON PARK          ISSAQUAH       WA     98029   Primary     SFR           360
27668938  MAYER, GREGORY            816 FOOTHILL ROAD          COPPEROPOLI    CA     95228   Primary     SFR           360
27670991  SUM, ALEX                 5629 SNOWDON PLACE         SAN JOSE       CA     95138   Primary     PUD           360
27672989  VALLNER, JOSEPH           13866 RAMSHORN STREET      TRUCKEE        CA     96161   Secondary   SFR           360
27673326  GOUGOUMIS, STAVROS        78 DUDLEY AVENUE           PIEDMONT       CA     94611   Primary     PUD           360
27674670  PETERS, RICHARD           21 TEVIS PLACE             PALO ALTO      CA     94301   Primary     SFR           360
27675859  WOOTTON JR, STANLEY       3003 EMERALD DRIVE         JONESBORO      GA     30236   Primary     SFR           360
27677392  SHEA, ROBERT              1527 SE 11TH STREET        DEERFIELD B    FL     33441   Primary     SFR           360
27679265  WON, BERTRAM              951 LAGUNA CIRCLE          FOSTER CITY    CA     94404   Primary     SFR           360
27679562  DIEDERICH, BRIAN          2027 REDMAN COURT          SIMI VALLEY    CA     93063   Primary     SFR           360
27679729  HASAN, ARSHAD             43607 SOUTHERLAND WAY      FREMONT        CA     94539   Primary     PUD           360
27679869  ANDERSON, ERIC            2215 TAYLOR GRADY TE       DULUTH         GA     30097   Primary     PUD           360
27680545  SLUTZ, ERIC               46 ROOSEVELT CIR           PALO ALTO      CA     94306   Primary     SFR           360
27681998  ZEITLIN, SCOTT            3235 SAWTELLE BLVD         LOS ANGELES    CA     90066   Primary     Condo         360
27684059  MCCONNELL, PHILLIP        428 JARRETT LANE           GILLSVILLE     GA     30543   Primary     SFR           360
27686187  STEWART, PAUL             37 WHIPPOORWILL RO         TRABUCO CAN    CA     92679   Primary     PUD           360
27686617  BASFORD, JEFFERY          21 PRINCETON TRAIL         COTA DE CAZ    CA     92679   Secondary   PUD           360
27687524  MCCLURG, NEAL             41 SUNRISE COURT           EL GRANADA     CA     94018   Primary     PUD           360
27688506  GIBSON, BRUCE             913 WOODLAND DRIVE         SAN RAMON      CA     94583   Primary     SFR           360
27689835  ANDERSON, GPHILIP         1833 CROMWELL DRIVE        NASHVILLE      TN     37215   Primary     SFR           360
27692623  BAIN, MANJIT              124 & 124 1/2 ONYX AV      NEWPORT BEA    CA     92662   Primary     2-Family      360
27692755  ROSTHOLDER, NEIL          30317 GOODSPRING DR        AGOURA HILL    CA     91301   Primary     SFR           360
27694215  ROBERTSON, JOHN           6064 SHADYCREEK DRIV       AGOURA HILL    CA     91301   Primary     SFR           360
27695642  MCGIFFERT, BRIAN          1162 DENISE WAY            SAN JOSE       CA     95125   Primary     SFR           360
27696251  SPANGLER, JOHN            1002 OAKDALE ROAD          ATLANTA        GA     30307   Primary     SFR           360
27698273  HOBBS, KATHY              8222 ASHWORTH COURT        JACKSONVILL    FL     32256   Primary     SFR           360
27698646  SERAYDARIAN, PAUL         2715 BASIL LANE            LOS ANGELES    CA     90077   Primary     Condo         360
27700517  MERTZ, RICHARD            8302 PASEO DEL OCA         LA JOLLA       CA     92037   Primary     SFR           360
27702125  RUTHERFORD II, JOHN       419 NW ALBEMARLE TERR      PORTLAND       OR     97210   Secondary   SFR           360
27704204  HSU, SOPHIA               4324 S BEL AIR DRIVE       LA CANADA F    CA     91011   Primary     SFR           360
27704600  OSTROFE, NEIL             1499 SUNNYBROOK ROAD       ALAMO          CA     94507   Primary     SFR           360
27704618  HYDE, JEFFREY             4118 PINE MEADOWS WA       PEBBLE BEAC    CA     93953   Primary     SFR           360
27705276  WARDENBURG, PETER         3 BEYER COURT              NOVATO         CA     94945   Primary     SFR           360
27705912  NAUMANN, R                29825 VISTA DEL ARROY      AGOURA HILL    CA     91301   Primary     SFR           360
27707470  TIGHTJR, DEXTER           590 MENLO OAKS DRIV        MENLO PARK     CA     94025   Primary     SFR           360
27709716  CONRY, SCOTT              449 STRATFORD PARK         SAN JOSE       CA     95136   Primary     SFR           360
27712348  HULL, ROBERT              4112 PURDUE                DALLAS         TX     75225   Primary     SFR           360
27712843  LONG, TIMOTHY             4914 ESSEX AVENUE          CHEVY CHASE    MD     20815   Primary     SFR           360
27713049  OSZEWSKI, JAMES           140 ERSELIA TRAIL          ALAMO          CA     94507   Primary     SFR           360
27716323  BOJORQUEZ, JOSEPH         1323 S WALKER AVENUE       SAN PEDRO      CA     90731   Primary     SFR           360
27716729  MCCARTHY, KEVIN           2 WHITEHOLLOW              COTO DE CAZ    CA     92679   Primary     PUD           360
27718469  WEBER, DONALD             335 HOMEWOOD ROAD          LOS ANGELES    CA     90049   Primary     SFR           360
27719129  AGAJANIAN, GERALD         9847 RAVARI DRIVE          CYPRESS        CA     90630   Primary     SFR           360
27721075  JEBRAILI, RAMIN           6060 SUGARSTONE COUR       MCLEAN         VA     22101   Primary     PUD           360
27722610  STREETER, RANDAL          28351 AVENIDA LA MANC      SAN JUAN CA    CA     92675   Primary     PUD           360
27722800  CHEN, FRANCIS             243 N ARDEN BLVD           LOS ANGELES    CA     90004   Primary     SFR           360
27724004  HUSAIN, LUBNA             17 MOCCASIN LANE           ROLLING HIL    CA     90274   Primary     SFR           360
27725803  MONASEE, SCOTT            1830 NEWCASTLE DRIVE       LOS ALTOS      CA     94024   Primary     SFR           360
27726017  HEIM, DAVID               502 GRAND STREET           REDWOOD CIT    CA     94062   Primary     SFR           360
27726751  EDWARDS, GLEN             1228 WASHOE DRIVE          SAN JOSE       CA     95120   Primary     SFR           360
27729532  MOSELY, KATHRYN           4007 ETHEL AVE             STUDIO CITY    CA     91604   Primary     SFR           360
27730381  SHILAKES, CHRISTOPHE      104 OAKDALE AVE            MILL VALLEY    CA     94941   Primary     SFR           360
27730498  WHITE, JEFF               612 BURNEY CREEK           SAN RAMON      CA     94583   Primary     PUD           360
27737030  ANKENMAN, C               618 TIMPANOGOS LANE        DANVILLE       CA     94526   Primary     SFR           360
27737097  GARDNER, DEAN             4658 GRESHAM DRIVE         EL DORADO H    CA     95762   Primary     SFR           360
27737204  HOWE, ROGER               610 BEAR OAKS DRIVE        MARTINEZ       CA     94553   Primary     SFR           360
27738822  CORY, CAROLE              3475 AUBURN FOLSOM R       LOOMIS         CA     95650   Primary     SFR           360
27739150  HEFNER, SHERRY            15149 BEL ESTOS DRIVE      SAN JOSE       CA     95124   Primary     SFR           360
27742352  VAN METER, MITCHELL       6509 IDLEWILD COURT        SAN JOSE       CA     95120   Primary     SFR           360
27743046  BIDONDO, CHARLES          3043 MIWOK WAY             CLAYTON        CA     94517   Primary     SFR           360
27744036  LOOMIS, GREGORY           904 BLANDFORD BR           REDWOOD CIT    CA     95062   Primary     SFR           360
27744275  KYLE, SEAN                4559 GATETREE CIRCLE       PLEASANTON     CA     94566   Primary     SFR           360
27744861  HAFEMAN, JAMES            8130 HAMPSTEAD WAY         GRANITE BAY    CA     95746   Primary     SFR           360
27745082  KUO, MEI                  1823 MIDDLEFIELD ROA       PALO ALTO      CA     94301   Primary     SFR           360
27745504  PATEL, SAMIT              23962 BROADHORN DRIVE      LAGUNA NIGU    CA     92677   Primary     PUD           360
27745660  TAM, WAI                  2147 14TH AVENUE           SAN FRANCIS    CA     94116   Primary     SFR           360
27746239  PENCIU, GABRIEL           6258 CAMINO DEL LAGO       PLEASANTON     CA     94566   Primary     SFR           360
27746460  CHANG, WAI                5147 XAVIER COMMON         FREMONT        CA     94555   Primary     SFR           360
27749357  TUPY, GEORGE              13118 LA CRESTA DRIVE      LOS ALTOS H    CA     94022   Primary     SFR           360
27752070  KIM, SUNG                 2298 LEMOYNE WAY           CAMPBELL       CA     95008   Primary     SFR           360
27753516  BEST, DANIEL              218 NOB HILL DRIVE         LONGWOOD       FL     32779   Primary     SFR           360
27758499  SATER, JAMES              312 S PECK DRIVE           BEVERLY HIL    CA     90212   Primary     SFR           360
27762293  CZINSKI, GEORGE           2248 LOCH WAY              EL DORADO H    CA     95762   Primary     SFR           360
27762806  SIMMONS, WILLIAM          3284 PADILLA WAY           SAN JOSE       CA     95148   Primary     SFR           360
30005151  BALDWIN, RALPH            9151 NE EAGLE ROCK AVEN    ALBUQUERQUE    NM     87122   Primary     SFR           360


LOAN#     LTV    RATE  FIRSTPAYDT  MAT DT  PANDI     SCHPTD     ORIG BAL   ACT BALANCE    SCH BALANCE
-----     ---    ----  ----------  ------  -----     ------     --------   -----------    -----------
22507339  78.1   6.875     3/1/99  2/1/29  1769.44   3/1/99       269350    269350.00       269123.71
22663801  78.6    6.75     3/1/99  2/1/29  1809.59   3/1/99       279000    279000.00       278759.79
22670293  80.0   6.625     3/1/99  2/1/29  2232.13   3/1/99       348600    348600.00       348292.43
22678528  80.0   6.625     3/1/99  2/1/29  2202.67   3/1/99       344000    344000.00       343696.50
22685754  70.0   6.875     3/1/99  2/1/29  2414.21   3/1/99       367500    367500.00       367191.26
22688923  87.9   6.875     3/1/99  2/1/29   1905.1   3/1/99       290000    289756.36       289756.36
22703557  65.1   6.875     3/1/99  2/1/29  1642.32   3/1/99       250000    250000.00       249789.97
22706832  75.0   6.875     3/1/99  2/1/24  2688.73   3/1/99       384750    384750.00       384265.57
22710305  75.7   6.875     4/1/99  3/1/29  2102.18   3/1/99       320000    320000.00       320000.00
22713101  71.4   6.875     3/1/99  2/1/29  2529.18   3/1/99       385000    385000.00       384676.55
22716716  80.0     6.5     3/1/99  2/1/29  2016.93   3/1/99       319100    319100.00       318811.53
22720163  48.1   6.625     3/1/99  2/1/29  1618.07   3/1/99       252700    252700.00       252477.04
22720767  90.0   6.875     3/1/99  2/1/29  2299.91   3/1/99       350100    350100.00       349805.87
22720908  80.0     6.5     3/1/99  2/1/29  2261.86   3/1/99       357850    357850.00       357526.49
22725253  75.0   6.625     3/1/99  2/1/24  1946.67   3/1/99       285000    285000.00       284626.77
22725626  59.8   6.875     4/1/99  3/1/29  1924.81   3/1/99       293000    293000.00       293000.00
22731012  64.2   6.875     1/1/99 12/1/28  3140.12   3/1/99       478000    476788.34       476788.34
22732382  67.8   6.875     4/1/99  3/1/29  2581.73   3/1/99       393000    393000.00       393000.00
22737175  78.5   6.625     3/1/99  2/1/29  3015.86   3/1/99       471000    471000.00       470584.45
22737837  78.0   6.875     3/1/99  2/1/19  2288.08   3/1/99       298000    298000.00       297419.21
22745913  63.6   6.875     3/1/99  2/1/29  1838.09   3/1/99       279800    279800.00       279564.93
22746101  80.0    6.75     3/1/99  2/1/29   1989.9   3/1/99       306800    306800.00       306535.85
22746515  80.0     6.5     3/1/99  2/1/29   2645.2   3/1/99       418500    418021.68       418021.68
22748552  66.7   6.875     3/1/99  2/1/29  2364.95   3/1/99       360000    360000.00       359697.55
22749535  80.0   6.875     3/1/99  2/1/29  1896.89   3/1/99       288750    288750.00       288507.41
22750491  71.0   6.875     3/1/99  2/1/29  3148.33   3/1/99       479250    479250.00       478847.37
22780563  49.0   6.875     3/1/99  2/1/29  2233.56   3/1/99       340000    340000.00       339714.36
27646785  65.0    6.75     4/1/99  3/1/29  1686.36   3/1/99       260000    260000.00       260000.00
27670686  90.0   6.875     4/1/99  3/1/29  1685.03   3/1/99       256500    256500.00       256500.00
27671932  80.0   6.875     4/1/99  3/1/29  1769.98   3/1/99       269432    269432.00       269432.00
27678481  80.0     6.5     4/1/99  3/1/29  1853.23   3/1/99       293200    293200.00       293200.00
27746155  80.0   6.875     4/1/99  3/1/29  2522.61   3/1/99       384000    384000.00       384000.00
27761857  80.0   6.875     4/1/99  3/1/29  2165.24   3/1/99       329600    329600.00       329600.00
21807797  77.4    7.25     2/1/99  1/1/29  3035.69   3/1/99       445000    444652.85       444303.60
21884051  42.9    7.25     3/1/99  2/1/29  4434.15   3/1/99       650000    650000.00       649492.93
21922505  80.0    7.25     7/1/98  6/1/28  1626.31   3/1/99       238400    236880.34       236685.18
21982400  80.0   7.125     2/1/99  1/1/29  1880.66   3/1/99       279145    278921.76       278697.20
22038095  80.0   7.375     3/1/99  2/1/29  2682.58   3/1/99       388400    388400.00       388104.46
22059000  95.0   7.375     3/1/99  2/1/29  1797.83   3/1/99       260300    260101.93       260101.93
22063929  89.9       7     2/1/99  1/1/29  1743.09   3/1/99       262000    261569.23       261569.23
22094742  95.0    7.25     2/1/99  1/1/29  1703.74   3/1/99       249750    249238.95       249041.03
22105514  80.0   7.125     2/1/99  1/1/29  2002.29   3/1/99       297200    296643.54       296643.54
22169361  89.9    6.75     2/1/99  1/1/29  1847.73   3/1/99       284880    284634.72       284388.06
22172654  70.1   7.125     2/1/99  1/1/29  1724.72   3/1/99       256000    255795.28       255589.34
22204317  61.3   6.875     2/1/99  1/1/29  1911.66   3/1/99       291000    290755.53       290509.66
22226146  79.9     7.5     2/1/99  1/1/29  1892.77   3/1/99       270700    270499.11       270296.96
22286355  80.0   6.625     2/1/99  1/1/29  1638.56   3/1/99       255900    255673.72       255446.69
22303101  75.0     7.5     1/1/99 12/1/28  2176.31   3/1/99       311250    310786.56       310552.67
22307177  65.7    7.75     3/1/99  2/1/29  2471.63   3/1/99       345000    344756.49       344756.49
22310882  92.9   7.375     1/1/99 12/1/28  2072.03   3/1/99       300000    299308.78       299308.78
22317622  45.2     7.5     2/1/99  1/1/29  1992.76   3/1/99       285000    284288.49       284072.53
22321632  95.0    7.25     1/1/99 12/1/28  1633.14   3/1/99       239400    239025.35       238836.32
22326037  78.2     7.5     1/1/99 12/1/28  1639.31   3/1/99       234450    233924.74       233924.74
22327845  75.0   7.125     2/1/99  1/1/19  2947.32   3/1/99       376500    375788.15       375072.07
22339584  76.8    7.25     3/1/99  2/1/29  4136.72   3/1/99       606400    606400.00       605926.95
22360416  59.2   7.125     3/1/99  2/1/29   2391.7   3/1/99       355000    355000.00       354716.11
22373906  79.3   6.875     2/1/99  1/1/29  1744.15   3/1/99       265500    265276.94       265052.61
22375711  80.0    6.75    12/1/98 11/1/28  2650.82   3/1/99       408700    407638.41       407280.56
22378905  72.2   6.625    12/1/98 11/1/28   2125.2   3/1/99       331900    331016.63       330718.92
22385124  80.0    6.75     1/1/99 12/1/28  2379.06   3/1/99       366800    365718.03       365718.03
22394308  40.0    7.25     2/1/99  1/1/19  2766.32   3/1/99       350000    348692.59       348692.59
22395271  75.0   6.875     2/1/99  1/1/29  2217.13   3/1/99       337500    337133.59       336847.95
22395693  77.8   6.875     2/1/99  1/1/29  1616.04   3/1/99       246000    245793.34       245585.49
22397574  61.1   6.875     2/1/99  1/1/29  2167.87   3/1/99       330000    329722.76       329443.93
22399497  80.0   6.625     2/1/99  1/1/29  2313.12   3/1/99       361250    360931.28       360610.80
22409213  88.6   6.875     2/1/99  1/1/29  1891.95   3/1/99       288000    287758.05       287514.71
22410807  69.4    6.75     2/1/99  1/1/29  2205.23   3/1/99       340000    339707.27       339412.89
22411649  75.0     6.5     2/1/99  1/1/29  2844.31   3/1/99       450000    449593.19       449184.18
22430417  48.4       7     1/1/99 12/1/28  3060.39   3/1/99       460000    458862.20       458862.20
22439178  95.0   7.875     2/1/99  1/1/29  1979.44   3/1/99       273000    272812.12       272623.01
22440549  78.4   7.125     1/1/99 12/1/28  2694.87   3/1/99       400000    399358.35       399034.67
22440622  73.8   7.125     1/1/99 12/1/28  1616.92   3/1/99       240000    239515.01       239320.21
22440663  79.8   6.875     1/1/99 12/1/28  2522.61   3/1/99       384000    383352.93       383026.61
22441760  90.0   7.125     3/1/99  2/1/29  2152.53   3/1/99       319500    319500.00       319244.50
22442164  56.0       7     2/1/99  1/1/29   2534.8   3/1/99       381000    380687.70       380373.58
22442263  80.0     7.5     2/1/99  1/1/29  1949.41   3/1/99       278800    278593.09       278384.89
22454342  55.2       7     3/1/99  2/1/29  5322.42   3/1/99       800000    800000.00       799344.25
22460695  80.0   7.375     1/1/99 12/1/28  3453.38   3/1/99       500000    499236.74       498851.59
22466213  80.0   7.375     2/1/99  1/1/29   2348.3   3/1/99       340000    339741.28       339480.97
22486120  75.3       7     2/1/99  1/1/29  1879.48   3/1/99       282500    282268.44       282035.53
22489546  90.0    7.25     1/1/99 12/1/28  1933.97   3/1/99       283500    283056.35       282832.51
22493878  75.0   7.125     2/1/99  1/1/29  1768.51   3/1/99       262500    262290.08       262078.92
22495527  80.0     7.5     1/1/99 12/1/28  2602.76   3/1/99       372240    371685.75       371406.03
22496434  80.0    7.25     1/1/99 12/1/28  2030.16   3/1/99       297600    297034.28       296798.70
22498406  80.0     7.5     1/1/99 12/1/28  1789.99   3/1/99       256000    255618.83       255426.46
22499461  61.5   7.125     2/1/99  1/1/29  3018.26   3/1/99       448000    447641.74       447281.35
22499750  62.5   7.375     2/1/99  1/1/29  1726.69   3/1/99       250000    249809.77       249618.37
22499875  42.2       7     1/1/99 12/1/28  2805.58   3/1/99       421700    420656.93       420656.93
22500045  69.8   7.125     2/1/99  1/1/29  2256.96   3/1/99       335000    334732.10       334462.61
22500342  80.0   7.125     2/1/99  1/1/29  3074.18   3/1/99       456300    455935.10       455568.03
22500433  75.5     7.5     2/1/99  1/1/29  1879.49   3/1/99       268800    266940.17       266940.17
22500599  80.0    7.25     2/1/99  1/1/29  1771.27   3/1/99       259650    259447.45       259243.68
22500987  65.6   7.375     2/1/99  1/1/29  3453.38   3/1/99       500000    499619.54       499236.74
22502876  89.6    7.25     1/1/99 12/1/28   2476.3   3/1/99       363000    362431.94       362145.33
22503387  95.0    7.75     1/1/99 12/1/28   1837.6   3/1/99       256500    256136.75       255953.37
22504914  69.4   7.375     2/1/99  1/1/29  2267.66   3/1/99       328324    327074.16       326816.64
22507248  80.0    7.25     2/1/99  1/1/29  3312.65   3/1/99       485600    485221.18       484840.07
22509723  71.5    7.25     2/1/99  1/1/29  1657.69   3/1/99       243000    242810.44       242619.73
22514939  80.0   7.125     2/1/99  1/1/29  1886.42   3/1/99       280000    279776.08       279550.83
22517031  74.7    7.25     3/1/99  2/1/29  2701.42   3/1/99       396000    396000.00       395691.08
22519052  68.6   7.125     2/1/99  1/1/29  1751.67   3/1/99       260000    259792.08       259582.93
22521272  74.3   6.875     2/1/99  1/1/29  2148.16   3/1/99       327000    326448.98       326448.98
22521751  76.0   7.375     2/1/99  1/1/29  2624.57   3/1/99       380000    379710.85       379419.92
22521769  74.8    7.25     2/1/99  1/1/29  2169.32   3/1/99       318000    317245.48       316992.85
22522536  75.0   7.625     2/1/99  1/1/29  2229.56   3/1/99       315000    314542.55       314542.55
22522957  76.3     7.5     2/1/99  1/1/29  1734.05   3/1/99       248000    247815.95       247630.75
22523047  76.5    7.25     2/1/99  1/1/29  4434.15   3/1/99       650000    649492.83       648982.70
22524565  80.0   7.375     1/1/99 12/1/28  1795.76   3/1/99       260000    258864.56       258659.74
22526503  75.0     7.5     3/1/99  2/1/29  1887.88   3/1/99       270000    270000.00       269799.62
22529119  58.0     7.5     1/1/99 12/1/28  1678.11   3/1/99       240000    239642.67       239462.33
22530547  90.0    7.25     1/1/99 12/1/28  2344.64   3/1/99       343700    343041.72       342769.62
22531842  95.0       7     2/1/99  1/1/29  1886.64   3/1/99       283575    282641.13       282641.13
22532683  79.9       7     2/1/99  1/1/29  1849.55   3/1/99       278000    277542.91       277542.91
22532816  75.0     7.5     1/1/99 12/1/28  1878.79   3/1/99       268700    268098.01       268098.01
22533012  64.5   7.125     2/1/99  1/1/29   3206.9   3/1/99       476000    475619.35       475236.44
22535199  42.1       7     2/1/99  1/1/29  2661.21   3/1/99       400000    399672.12       399342.33
22536700  65.0       7     3/1/99  2/1/29  1989.25   3/1/99       299000    299000.00       298754.92
22538185  54.9    7.25     2/1/99  1/1/29  1705.44   3/1/99       250000    249608.78       249608.78
22538516  65.7   7.125     2/1/99  1/1/29  4379.17   3/1/99       650000    648957.33       648957.33
22538656  70.2   7.625     2/1/99  1/1/24  2069.21   3/1/99       276950    276640.58       276329.19
22538961  90.0    7.25     1/1/99 12/1/28   1829.6   3/1/99       268200    267780.29       267568.53
22540025  57.1     7.5     1/1/99 12/1/28  2796.86   3/1/99       400000    399404.42       399103.84
22541288  67.1       7     2/1/99  1/1/29  2297.95   3/1/99       345400    345116.88       344832.11
22544308  73.6   7.375     2/1/99  1/1/29  2762.71   3/1/99       400000    399389.37       399389.37
22545792  80.0    7.25     2/1/99  1/1/29  1036.23   3/1/99       151900    151781.50       151662.28
22545842  80.0    7.25     1/1/99 12/1/28   676.72   3/1/99        99200     98966.44        98966.44
22546097  80.0     7.5     1/1/99 12/1/28  2472.42   3/1/99       353600    353073.52       352807.81
22546329  75.0    7.25     2/1/99  1/1/29  2031.18   3/1/99       297750    297469.64       297235.67
22548002  80.0   7.375     2/1/99  1/1/29   2370.4   3/1/99       343200    342938.85       342676.10
22549281  77.7   7.375     2/1/99  1/1/29  3166.75   3/1/99       458500    457800.08       457800.08
22549679  71.1       7     2/1/99  1/1/29  1863.84   3/1/99       280150    279920.37       279689.40
22549893  77.5   6.875     2/1/99  1/1/29  2036.48   3/1/99       310000    309739.56       309477.63
22551402  77.3    7.25     1/1/99 12/1/28  2899.25   3/1/99       425000    424334.92       423999.36
22551428  74.9       7     2/1/99  1/1/29  2069.09   3/1/99       311000    310488.67       310488.67
22552087  75.0   7.375     2/1/99  1/1/29  3330.78   3/1/99       482250    481883.04       481513.83
22552186  95.0   7.625     2/1/99  1/1/29   1798.5   3/1/99       254100    253916.08       253731.01
22552723  94.6   7.125     2/1/99  1/1/29  1547.87   3/1/99       229750    229566.27       229381.45
22552822  80.0    7.25     2/1/99  1/1/29  1702.71   3/1/99       249600    249405.29       249209.40
22553317  80.0   7.375     2/1/99  1/1/29  3204.73   3/1/99       464000    463646.94       463291.71
22556872  84.0   7.375     1/1/99 12/1/28  1643.81   3/1/99       238000    237636.69       237453.36
22557433  73.1    7.25     1/1/99 12/1/28  2967.47   3/1/99       435000    434319.26       433975.80
22558456  80.0     7.5     1/1/99 12/1/28  4111.38   3/1/99       588000    587124.51       586682.66
22558613  85.3       7     2/1/99  1/1/29  1787.74   3/1/99       268710    268489.74       268268.19
22558647  89.8     7.5     1/1/99 12/1/28  1632.67   3/1/99       233500    233051.71       232875.61
22558977  71.4    7.25     3/1/99  2/1/29  3629.18   3/1/99       532000    532000.00       531584.99
22559728  75.0    7.25     2/1/99  1/1/29  4144.23   3/1/99       607500    607026.08       606549.30
22560312  90.0     7.5     3/1/99  2/1/29  1906.76   3/1/99       272700    272700.00       272497.62
22561021  80.0   7.625     1/1/99 12/1/28  2202.65   3/1/99       311200    310520.01       310520.01
22561724  80.0     7.5     2/1/99  1/1/29  2304.62   3/1/99       329600    329355.38       329109.23
22564108  80.0   7.125     2/1/99  1/1/29  1791.42   3/1/99       265900    265687.36       265473.46
22564579  95.0   7.625     2/1/99  1/1/29  1701.18   3/1/99       240350    240176.04       240000.98
22569065  80.0    7.25     1/1/99 12/1/28  1719.09   3/1/99       252000    251605.63       251406.66
22570089  95.0   7.125     2/1/99  1/1/29   1888.1   3/1/99       280250    280025.88       279800.43
22570329  73.4    7.25     1/1/99 12/1/28  3131.19   3/1/99       459000    458278.71       457916.29
22571236  80.0   7.625     2/1/99  1/1/29  2774.55   3/1/99       392000    391716.28       391430.76
22571590  95.0   7.375     2/1/99  1/1/29  2132.46   3/1/99       308750    308515.07       308278.69
22571871  56.0   6.875     2/1/99  1/1/29  1746.77   3/1/99       265900    265676.62       265451.96
22571947  80.0   7.625     2/1/99  1/1/29  3765.47   3/1/99       532000    531614.95       531227.45
22571954  80.0   7.375     2/1/99  1/1/29  2486.44   3/1/99       360000    359726.06       359450.44
22572051  80.0   7.625     1/1/99 12/1/28   2583.1   3/1/99       364950    363527.47       363527.47
22572226  78.9   7.375     2/1/99  1/1/29   3062.8   3/1/99       443450    443112.57       442773.07
22572358  76.1    7.25     1/1/99 12/1/28  2387.62   3/1/99       350000    349327.44       349050.34
22572721  90.0   7.375     2/1/99  1/1/29  1989.15   3/1/99       288000    287780.85       287560.35
22573026  80.0    7.25     2/1/99  1/1/29   2684.7   3/1/99       393550    393243.00       392934.14
22573075  75.6    7.25     2/1/99  1/1/29   1691.8   3/1/99       248000    247806.53       247611.89
22573323  78.8    7.25     2/1/99  1/1/29  1933.97   3/1/99       283500    283056.35       283056.35
22574404  95.0   7.375     2/1/99  1/1/29  1915.94   3/1/99       277400    277188.91       276976.53
22574545  66.3    6.75     2/1/99  1/1/29  1978.22   3/1/99       305000    304207.78       304473.34
22575484  80.0    7.25     2/1/99  1/1/29  2466.75   3/1/99       361600    361034.13       361034.13
22576318  95.0   7.875     1/1/99 12/1/28  1963.13   3/1/99       270750    270376.11       270187.32
22576847  90.0     7.5     2/1/99  1/1/29   2139.6   3/1/99       306000    305075.84       304842.96
22577191  70.6     7.5     2/1/99  1/1/29   4544.2   3/1/99       649900    649417.68       648932.34
22577290  80.0     7.5     2/1/99  1/1/29  2153.59   3/1/99       308000    307771.41       307541.39
22577316  80.0    7.25     2/1/99  1/1/29  2221.17   3/1/99       325600    325090.46       325090.46
22577522  78.6       7     2/1/99  1/1/29   2065.1   3/1/99       310400    310145.57       309889.65
22577647  75.0   7.125     1/1/99 12/1/28  1768.52   3/1/99       262500    262078.90       261866.47
22577696  78.6   7.375     2/1/99  1/1/29  2225.36   3/1/99       322200    321954.83       321708.15
22578470  75.0    7.25     1/1/99 12/1/28  1893.04   3/1/99       277500    277065.73       276846.63
22578553  74.7    7.25     2/1/99  1/1/29  3541.86   3/1/99       519200    518387.50       518387.50
22578777  57.6       7     3/1/99  2/1/29  2395.09   3/1/99       360000    360000.00       359704.91
22579478  77.8    7.25     2/1/99  1/1/29  1883.83   3/1/99       276150    275934.58       275717.85
22579767  80.0   7.375     1/1/99 12/1/28  1618.94   3/1/99       234400    234042.19       233861.63
22579916  85.8   7.375     1/1/99 12/1/28  2519.58   3/1/99       364800    363962.13       363962.13
22580500  80.0    7.25     2/1/99  1/1/29  1865.07   3/1/99       273400    273186.72       272972.15
22581268  95.0   7.625     2/1/99  1/1/29  1849.11   3/1/99       261250    261060.92       260870.63
22581292  74.9   7.125     2/1/99  1/1/29  2095.26   3/1/99       311000    310551.30       310299.94
22581417  90.0   6.875     2/1/99  1/1/29  1797.69   3/1/99       273650    273356.16       273124.57
22581532  80.0   7.125     1/1/99 12/1/28  2252.92   3/1/99       334400    333863.57       333592.96
22581896  80.0    7.25     2/1/99  1/1/29  1743.65   3/1/99       255600    255200.00       255200.00
22581995  90.0   7.375     1/1/99 12/1/28  1989.14   3/1/99       288000    287560.37       287338.53
22582274  75.6   7.375     2/1/99  1/1/29  3211.64   3/1/99       465000    464290.17       464290.17
22582290  75.9   7.625     3/1/99  2/1/24  2286.25   3/1/99       306000    305658.13       305658.13
22585186  80.0   7.125     2/1/99  1/1/29  1573.47   3/1/99       233550    233310.02       233121.83
22585491  67.4   7.375     1/1/99 12/1/28  1968.42   3/1/99       285000    284564.95       284345.42
22586150  95.0     7.5     2/1/99  1/1/29   2092.4   3/1/99       299250    298804.43       298804.43
22586192  80.0   7.375     2/1/99  1/1/29  1900.74   3/1/99       275200    274990.59       274779.90
22587091  80.0     7.5     1/1/99 12/1/28  2293.42   3/1/99       328000    327265.15       327265.15
22587729  88.8       7     1/1/99 12/1/28  1583.42   3/1/99       238000    237603.34       237405.94
22588438  71.9       7     2/1/99  1/1/29  1723.13   3/1/99       259000    258787.70       258574.16
22589253  80.0       7     2/1/99  1/1/29  1857.52   3/1/99       279200    278740.96       278740.96
22589337  80.0   7.875     1/1/99 12/1/28   2059.2   3/1/99       284000    283607.82       283409.80
22589550  80.0    7.25     3/1/99  2/1/29  1937.38   3/1/99       284000    284000.00       283778.45
22590004  89.5    7.25     2/1/99  1/1/29  1751.86   3/1/99       256804    256402.11       256402.11
22590012  95.0   7.625     1/1/99 12/1/28  1865.75   3/1/99       263600    263217.21       263023.99
22590160  75.0    7.25     2/1/99  1/1/29   1662.8   3/1/99       243750    243559.86       243368.57
22590566  80.0    7.25     2/1/99  1/1/29   2101.1   3/1/99       308000    307759.73       307518.01
22590962  80.0   7.375     2/1/99  1/1/29  2210.17   3/1/99       320000    319756.50       319511.50
22591093  80.0   7.375     2/1/99  1/1/29  1698.37   3/1/99       245900    245524.63       245524.63
22591200  79.8     7.5     2/1/99  1/1/29  1817.96   3/1/99       260000    259807.04       259612.87
22591440  79.3    7.25     2/1/99  1/1/29   2380.8   3/1/99       349000    348727.74       348453.84
22591556  78.4   7.375     2/1/99  1/1/29  2058.21   3/1/99       298000    297545.10       297545.10
22592364  90.0    7.25     2/1/99  1/1/29  1903.28   3/1/99       279000    278782.35       278563.38
22592927  75.0   6.625     2/1/99  1/1/29  1920.93   3/1/99       300000    299735.32       299469.18
22593065  78.1   7.375     1/1/99 12/1/28  4489.39   3/1/99       650000    649007.76       648507.06
22593156  50.0   7.375     2/1/99  1/1/29  2244.69   3/1/99       325000    324752.71       324503.90
22593545  80.0     7.5     2/1/99  1/1/29  1731.26   3/1/99       247600    247231.33       247231.33
22594204  22.4       7     2/1/99  1/1/29  2461.62   3/1/99       370000    369391.65       369391.65
22594733  87.6    7.25     2/1/99  1/1/29  2391.03   3/1/99       350500    350226.57       349951.49
22594964  37.1    7.25     1/1/99 12/1/28  3417.71   3/1/99       501000    499820.40       499820.40
22595045  80.0       7     3/1/99  2/1/29  4071.65   3/1/99       612000    611498.35       611498.35
22595193  80.0       7     2/1/99  1/1/29   4078.3   3/1/99       613000    611992.13       611992.13
22595359  80.0       7     2/1/99  1/1/29  1783.02   3/1/99       268000    267780.31       267559.34
22595391  80.0    7.25     1/1/99 12/1/28  2718.27   3/1/99       398470    397846.42       397531.81
22595888  80.0    7.25     1/1/99 12/1/28  2483.12   3/1/99       364000    363430.38       363142.99
22595912  49.3   7.125     1/1/99 12/1/28  2324.33   3/1/99       345000    344446.58       344167.40
22596118  80.0   7.625     1/1/99 12/1/28  2151.34   3/1/99       303950    303285.82       303285.82
22596209  80.0    7.25     2/1/99  1/1/29   2319.4   3/1/99       340000    339467.93       339467.93
22596886  80.0    7.25     2/1/99  1/1/29  2139.31   3/1/99       313600    313355.36       313109.24
22596951  83.7       7     2/1/99  1/1/29  1976.61   3/1/99       297100    296856.47       296611.52
22597181  69.2   7.375     2/1/99  1/1/29  3702.02   3/1/99       536000    535592.15       535181.79
22597504  45.0    7.25     2/1/99  1/1/29  3103.91   3/1/99       455000    454645.05       454287.95
22597975  70.8    7.25     2/1/99  1/1/29  1931.58   3/1/99       283150    282706.90       282706.90
22598098  74.2   7.125     1/1/99 12/1/28  1805.57   3/1/99       268000    267570.09       267353.22
22598106  77.3   7.625     2/1/99  1/1/29  1724.19   3/1/99       243600    243423.68       243246.24
22598544  80.0    7.25     2/1/99  1/1/29  2264.83   3/1/99       332000    331741.00       331480.44
22598569  64.4   7.375     2/1/99  1/1/29  3004.44   3/1/99       435000    434669.00       434335.96
22598700  81.5     7.5     2/1/99  1/1/29  1852.22   3/1/99       264900    264703.41       264505.59
22598759  80.0   7.125     1/1/99 12/1/28  2021.16   3/1/99       300000    299518.76       299275.99
22598965  80.0   7.375     1/1/99 12/1/28  2276.47   3/1/99       329600    329096.86       328842.96
22599260  56.7   7.375     3/1/99  2/1/29  2410.46   3/1/99       349000    349000.00       348734.44
22599294  76.3       7     3/1/99  2/1/29  2691.81   3/1/99       404600    404600.00       404268.36
22599310  52.6     7.5     2/1/99  1/1/29  2796.86   3/1/99       400000    399703.14       399404.42
22599674  78.8    7.25     3/1/99  2/1/29  3223.28   3/1/99       472500    472500.00       472131.41
22599872  62.6       7     2/1/99  1/1/29  2228.76   3/1/99       335000    334449.21       334449.21
22599906  76.1       7     2/1/99  1/1/29   2095.7   3/1/99       315000    314741.80       314482.09
22600217  95.0       7     2/1/99  1/1/29  1561.46   3/1/99       234700    234507.62       234314.12
22600407  66.3    7.25     1/1/99 12/1/28  1773.66   3/1/99       260000    257277.54       257277.54
22600597  80.0    7.25     2/1/99  1/1/29   2537.7   3/1/99       372000    196709.80       195360.56
22600712  47.2     7.5     2/1/99  1/1/29  1748.04   3/1/99       250000    249814.46       249627.76
22600860  80.0   7.125     2/1/99  1/1/29  2425.39   3/1/99       360000    359712.11       359422.51
22601025  73.0       7     2/1/99  1/1/29  2330.22   3/1/99       350250    349962.90       349674.13
22601173  76.9    7.25     2/1/99  1/1/29  1862.34   3/1/99       273000    272787.04       272572.79
22601298  75.0   6.875     2/1/99  1/1/29  1699.81   3/1/99       258750    258532.61       258313.98
22601306  77.4   7.375     2/1/99  1/1/29  1871.73   3/1/99       271000    270586.31       270586.31
22603021  58.9    7.25     2/1/99  1/1/29  3376.77   3/1/99       495000    494613.86       494225.38
22603161  80.0   7.125     1/1/99 12/1/28  1994.21   3/1/99       296000    295525.17       295285.64
22603427  76.7       7     3/1/99  2/1/29  1699.85   3/1/99       255500    255290.57       255290.57
22603765  79.2   7.125     2/1/99  1/1/29   1920.1   3/1/99       285000    284772.09       284542.82
22604250  80.0    7.25     1/1/99 12/1/28  2967.19   3/1/99       434958    434277.31       433933.88
22604359  75.0   7.125     3/1/99  2/1/29  2046.42   3/1/99       303750    303750.00       303507.10
22604383  80.0   7.125     2/1/99  1/1/29   1767.5   3/1/99       262350    262140.20       261929.16
22604441  95.0   7.375     2/1/99  1/1/29  2235.37   3/1/99       323650    323155.95       323155.95
22604896  80.0   7.125     2/1/99  1/1/29  2344.55   3/1/99       348000    347721.70       347441.75
22604979  68.3    7.25     1/1/99 12/1/28  2956.56   3/1/99       433400    432721.76       432379.56
22604995  80.0   7.875     1/1/99 12/1/28  3411.81   3/1/99       470550    469900.21       469572.12
22605091  80.0   7.125     3/1/99  2/1/29  2134.35   3/1/99       316800    316546.65       316546.65
22605133  80.0   7.375     2/1/99  1/1/29  2876.67   3/1/99       416500    415864.19       415864.19
22605513  69.8   7.125     2/1/99  1/1/29  2539.92   3/1/99       377000    376395.25       376395.25
22605539  80.0   7.375     3/1/99  2/1/29  1906.26   3/1/99       276000    275789.99       275789.99
22605562  80.0    7.25     1/1/99 12/1/28  2670.38   3/1/99       391450    390837.42       390528.35
22605901  80.0   7.375     1/1/99 12/1/28  1851.01   3/1/99       268000    267384.45       267384.45
22606214  80.0   7.125     2/1/99  1/1/29  2540.26   3/1/99       377050    376748.15       376444.83
22606289  90.0     7.5     2/1/99  1/1/29  1695.95   3/1/99       242550    242138.85       242138.85
22606404  80.0   7.125     2/1/99  1/1/29   1773.9   3/1/99       263300    263089.43       262877.62
22606651  69.9       7     3/1/99  2/1/29  2800.93   3/1/99       421000    421000.00       420654.90
22606735  80.0    7.25     2/1/99  1/1/29  1926.47   3/1/99       282400    281958.07       281958.07
22607329  78.1    7.25     2/1/99  1/1/29  1971.49   3/1/99       289000    288774.55       288547.74
22607428  53.5       7     2/1/99  1/1/29  1780.35   3/1/99       267600    267380.65       267160.02
22607444  47.3    6.75     3/1/99  2/1/29  1978.22   3/1/99       305000    305000.00       304737.41
22607592  90.0     7.5     2/1/99  1/1/29  1755.73   3/1/99       251100    250905.07       250717.50
22608228  70.6   7.625     2/1/99  1/1/29  2399.42   3/1/99       339000    338754.64       338507.72
22608798  69.6   7.125     2/1/99  1/1/29  1994.21   3/1/99       296000    295763.29       295525.17
22609317  75.0   7.375     2/1/99  1/1/29  2331.03   3/1/99       337500    337243.19       336984.80
22609861  80.0    7.25     1/1/99 12/1/28  1401.88   3/1/99       205500    205178.39       205016.13
22610968  54.0       7     3/1/99  2/1/29  1862.85   3/1/99       280000    279770.48       279770.48
22611040  79.4     7.5     2/1/99  1/1/29   2405.3   3/1/99       344000    343744.70       343487.80
22611644  64.7   7.125     2/1/99  1/1/29  1852.73   3/1/99       275000    274558.86       274558.86
22611685  80.0   6.875     2/1/99  1/1/29  1884.07   3/1/99       286800    286316.73       286316.73
22612253  69.9    7.25     3/1/99  2/1/29  1916.92   3/1/99       281000    281000.00       280780.79
22612279  80.0   7.125     2/1/99  1/1/29  4042.32   3/1/99       600000    599520.18       599037.51
22612303  90.0    7.25     3/1/99  2/1/29   2124.3   3/1/99       311400    311400.00       311157.08
22612345  66.7   7.125     2/1/99  1/1/29  1819.05   3/1/99       270000    269784.08       269566.87
22612386  89.7   7.875     3/1/99  2/1/29  2283.97   3/1/99       315000    315000.00       314783.22
22612469  90.0   7.125     3/1/99  2/1/29  1940.31   3/1/99       288000    288000.00       287769.69
22612733  79.9    7.25     2/1/99  1/1/29  2616.83   3/1/99       383600    383300.75       382999.70
22613186  90.0       7     2/1/99  1/1/29  1783.02   3/1/99       268000    267559.34       267559.34
22613418  90.0   7.625     3/1/99  2/1/29  1783.65   3/1/99       252000    252000.00       251817.60
22613475  80.0   7.125     2/1/99  1/1/29  1941.33   3/1/99       288150    287880.24       287648.20
22613491  74.8       7     3/1/99  2/1/29  1942.02   3/1/99       291900    291900.00       291660.73
22613830  95.0    7.25     2/1/99  1/1/29  1722.84   3/1/99       252550    252352.98       252154.77
22614267  70.8    7.25     2/1/99  1/1/29  2148.86   3/1/99       315000    314507.05       314507.05
22614416  67.5       7     2/1/99  1/1/29  5122.83   3/1/99       770000    769368.84       768733.99
22614754  62.6   7.375     2/1/99  1/1/29  1664.53   3/1/99       241000    240816.62       240632.11
22614796  72.1   7.375     2/1/99  1/1/29  2255.05   3/1/99       326500    326251.56       326001.60
22615017  80.0       7     2/1/99  1/1/29  2161.24   3/1/99       324850    324583.72       324315.89
22615108  46.3   7.375     2/1/99  1/1/29  2382.83   3/1/99       345000    344737.48       344473.35
22615124  80.0       7     2/1/99  1/1/29  1716.48   3/1/99       258000    257788.52       257575.81
22615421  80.0    7.25     3/1/99  2/1/29  3814.73   3/1/99       559200    559200.00       558763.77
22616114  76.8     7.5     2/1/99  1/1/29  3356.23   3/1/99       480000    479643.77       479285.31
22616338  95.0    7.25     2/1/99  1/1/29  1742.62   3/1/99       255450    255250.72       255050.24
22616700  80.0   7.375     2/1/99  1/1/29  2736.11   3/1/99       396150    395848.56       395545.27
22617054  85.0   7.125     2/1/99  1/1/29  2581.35   3/1/99       383150    382535.38       382535.38
22617161  74.6    7.25     2/1/99  1/1/29  1705.44   3/1/99       250000    249804.98       249608.78
22617179  80.0    7.25     1/1/99 12/1/28  2041.07   3/1/99       299200    298731.78       298495.55
22617302  64.6   7.375     2/1/99  1/1/29  2141.09   3/1/99       310000    309526.79       309526.79
22617310  79.3   7.375     2/1/99  1/1/29  1933.89   3/1/99       280000    279786.94       279572.57
22617716  80.0   7.375     2/1/99  1/1/29  1740.51   3/1/99       252000    251808.24       251615.30
22617773  80.0   7.375     1/1/99 12/1/28  2065.12   3/1/99       299000    298313.25       298313.25
22618011  70.0   7.375    11/1/98 10/1/28  2257.82   3/1/99       326900    325895.80       325640.88
22618029  74.1   7.625     2/1/99  1/1/29  1967.67   3/1/99       278000    277798.79       277596.30
22618128  95.0    7.25     2/1/99  1/1/29  1872.91   3/1/99       274550    274335.83       274120.37
22618219  71.2   7.375     2/1/99  1/1/29  4157.86   3/1/99       602000    601541.93       601081.05
22618268  46.3     7.5     9/1/98  8/1/27   1930.8   3/1/99       273593    272475.46       272247.63
22618888  85.0   7.375     1/1/99 12/1/28     2148   3/1/99       311000    310501.18       310261.47
22619282  80.0   7.125     3/1/99  2/1/29  2883.52   3/1/99       428000    428000.00       427657.73
22619498  79.8   6.375     2/1/99  1/1/29  1977.67   3/1/99       317000    312580.99       312580.99
22619860  80.0    7.25     2/1/99  1/1/29  1991.96   3/1/99       292000    291543.04       291543.04
22620637  55.9   7.125     2/1/99  1/1/29  1876.31   3/1/99       278500    276947.30       276947.30
22620884  75.0    7.75     2/1/99  1/1/29  2202.97   3/1/99       307500    307282.97       307064.54
22621031  77.5    7.25     3/1/99  2/1/29  2510.41   3/1/99       368000    368000.00       367712.92
22621056  73.2     7.5     2/1/99  1/1/29  2097.64   3/1/99       300000    299777.36       299553.33
22621395  80.0   7.125     2/1/99  1/1/29   2573.6   3/1/99       382000    381387.24       381387.24
22621510  55.6   7.125     2/1/99  1/1/29  2021.16   3/1/99       300000    299760.09       299518.76
22621528  40.4     7.5     2/1/99  1/1/29  3391.19   3/1/99       485000    484640.06       484277.87
22621775  75.0       7     2/1/99  1/1/29  2145.61   3/1/99       322500    322235.64       321969.74
22621866  57.5    7.25     2/1/99  1/1/29  1961.26   3/1/99       287500    287177.66       286951.43
22622096  71.2   7.125     2/1/99  1/1/29  1751.67   3/1/99       260000    259792.08       259582.93
22622195  72.9    7.25     2/1/99  1/1/29  1835.05   3/1/99       269000    268790.16       268579.05
22622476  79.9   7.625     2/1/99  1/1/29  2505.59   3/1/99       354000    353743.79       353485.95
22622484  72.5       7     2/1/99  1/1/29  1929.38   3/1/99       290000    289523.19       289523.19
22622492  75.0   7.625     2/1/99  1/1/29  1857.96   3/1/99       262500    262310.01       262118.81
22622690  68.8    7.25     2/1/99  1/1/29  1797.53   3/1/99       263500    263294.45       263087.66
22623144  79.6   6.875     2/1/99  1/1/29  1733.64   3/1/99       263900    263678.29       263455.31
22623151  80.0   7.125     2/1/99  1/1/29  1676.22   3/1/99       248800    248400.88       248400.88
22623185  73.8   7.375     2/1/99  1/1/29  2037.49   3/1/99       295000    294775.53       294549.68
22623243  84.6       7     2/1/99  1/1/29  1829.58   3/1/99       275000    274774.59       274547.86
22623250  73.3   7.125     3/1/99  2/1/29  2223.27   3/1/99       330000    330000.00       329736.11
22623292  85.6       7     2/1/99  1/1/29     1789   3/1/99       268900    268679.58       268457.88
22623524  70.6       7     2/1/99  1/1/29  1877.49   3/1/99       282200    281968.68       281736.01
22623540  80.0    7.25     2/1/99  1/1/29   1691.8   3/1/99       248000    247806.53       247611.89
22623631  80.0   6.875     2/1/99  1/1/29  1681.74   3/1/99       256000    255568.62       255568.62
22623755  66.7    7.25     3/1/99  2/1/19  2371.13   3/1/99       300000    300000.00       299441.37
22624118  78.9    7.25     2/1/99  1/1/29  4093.06   3/1/99       600000    599061.05       599061.05
22624217  75.4   7.375     2/1/99  1/1/29  2175.63   3/1/99       315000    314026.44       313780.76
22624324  70.6   7.125     2/1/99  1/1/29  2021.16   3/1/99       300000    299518.76       299518.76
22624431  90.0   7.625     2/1/99  1/1/29  1865.75   3/1/99       263600    263409.21       263217.21
22624647  68.3   7.125     3/1/99  2/1/29  3819.98   3/1/99       567000    567000.00       566546.58
22624696  36.2   7.375     3/1/99  2/1/29  1913.17   3/1/99       277000    277000.00       276789.23
22624795  75.0   7.375     2/1/99  1/1/29  3936.85   3/1/99       570000    569566.27       569129.88
22625024  77.5    7.25     2/1/99  1/1/29  1875.98   3/1/99       275000    274785.48       274569.66
22625651  71.3       7     3/1/99  2/1/29   2182.2   3/1/99       328000    328000.00       327731.13
22625974  71.7       7     2/1/99  1/1/29   2860.8   3/1/99       430000    429647.53       429293.01
22626022  39.0     7.5     3/1/99  2/1/29  3677.87   3/1/99       526000    526000.00       525609.63
22626105  80.0    7.25     2/1/99  1/1/29  2019.24   3/1/99       296000    295769.09       295536.79
22626154  79.5   7.125     2/1/99  1/1/29  1680.93   3/1/99       249500    249300.48       249099.77
22626238  90.0   7.375     2/1/99  1/1/29  2268.87   3/1/99       328500    328250.04       327998.54
22626295  74.1   7.375     2/1/99  1/1/29  2072.03   3/1/99       300000    299771.72       299542.04
22626451  90.0   7.625     2/1/99  1/1/29  2089.41   3/1/99       295200    294881.87       294666.19
22626469  38.1   7.375     2/1/99  1/1/29   1933.9   3/1/99       280000    279786.93       279572.55
22626584  72.2   7.125     3/1/99  2/1/29  2189.59   3/1/99       325000    325000.00       324740.10
22626667  53.6       7     3/1/99  2/1/29  2192.18   3/1/99       329500    329229.90       329229.90
22626733  58.6    7.25     3/1/99  2/1/29  1841.88   3/1/99       270000    270000.00       269789.37
22626873  70.7    7.25     1/1/99 12/1/28  3015.22   3/1/99       442000    440581.07       440581.07
22626907  59.6    6.75     3/1/99  2/1/29  2497.11   3/1/99       385000    384668.52       384668.52
22627160  60.7       7     2/1/99  1/1/29   1656.6   3/1/99       249000    248795.90       248590.61
22627384  80.0   6.875     2/1/99  1/1/29  3074.43   3/1/99       468000    467606.82       467211.39
22627574  62.5       7     2/1/99  1/1/29  1663.26   3/1/99       250000    249795.07       249588.95
22627830  80.0    7.25     2/1/99  1/1/29  1864.39   3/1/99       273300    273086.80       272872.31
22627848  74.9   7.125     2/1/99  1/1/29   3569.7   3/1/99       529850    529426.28       529000.05
22627855  80.0       7     2/1/99  1/1/29   2586.7   3/1/99       388800    388481.30       388160.74
22628473  80.0   6.875     2/1/99  1/1/29  2935.49   3/1/99       446850    446410.08       446032.15
22628507  80.0   7.375     2/1/99  1/1/29  3287.61   3/1/99       476000    471273.39       471273.39
22628549  59.0   6.875     2/1/99  1/1/29  1937.94   3/1/99       295000    294752.16       294502.90
22628580  48.0     7.5     2/1/99  1/1/29  2300.42   3/1/99       329000    324941.83       324672.30
22628713  80.0   7.375     2/1/99  1/1/29  3530.73   3/1/99       511200    510811.02       510419.65
22628739  63.3     7.5     2/1/99  1/1/29  2324.89   3/1/99       332500    332253.24       332004.93
22628754  73.3     7.5     2/1/99  1/1/29  1922.84   3/1/99       275000    274795.91       274590.54
22628879  77.6   7.125     2/1/99  1/1/29  1751.67   3/1/99       260000    259582.93       259582.93
22628945  80.0    7.25     2/1/99  1/1/29  2128.39   3/1/99       312000    311756.61       311511.75
22629042  74.9       7     2/1/99  1/1/29  2118.99   3/1/99       318500    318238.93       317976.33
22629570  80.0    6.75     2/1/99  1/1/29  2503.59   3/1/99       386000    385333.45       385333.45
22630123  80.0   7.125     3/1/99  2/1/29  3611.14   3/1/99       536000    536000.00       535571.36
22630388  56.7       7     2/1/99  1/1/29  1829.58   3/1/99       275000    274774.59       274547.86
22630503  64.2       7     3/1/99  2/1/29  2692.81   3/1/99       404750    404750.00       404418.23
22630750  90.0   7.375     2/1/99  1/1/29  2113.16   3/1/99       305955    305722.19       305487.95
22630883  91.3   7.125     2/1/99  1/1/29  1923.13   3/1/99       285450    285221.73       284992.10
22631014  66.5    7.25     2/1/99  1/1/29  1814.59   3/1/99       266000    265792.49       265583.73
22631287  80.0       7     1/1/99 12/1/28  2022.52   3/1/99       304000    303500.17       303248.07
22631295  59.7   7.125     2/1/99  1/1/29  3819.99   3/1/99       567000    566546.57       566090.45
22631394  88.2   7.625     2/1/99  1/1/29  2809.95   3/1/99       397000    396712.65       396423.48
22631519  48.7   7.125     2/1/99  1/1/29  1953.79   3/1/99       290000    289768.09       289534.80
22631550  81.5    6.75     2/1/99  1/1/29  1981.79   3/1/99       305550    305022.37       305022.37
22631873  71.7   7.375     2/1/99  1/1/29  2873.21   3/1/99       416000    415683.46       415364.97
22631980  72.8     7.5     2/1/99  1/1/29  2342.37   3/1/99       335000    334751.38       334501.21
22632434  75.0     7.5     2/1/99  1/1/29  2281.19   3/1/99       326250    326007.87       325764.23
22632475  80.2   7.375     2/1/99  1/1/29  2714.01   3/1/99       392950    392350.16       392350.16
22632608  70.6       7     2/1/99  1/1/29  1995.91   3/1/99       300000    299754.09       299506.75
22632616  80.0    7.25     2/1/99  1/1/29  1702.71   3/1/99       249600    249405.28       249209.39
22632657  75.0       7     3/1/99  2/1/29  2370.14   3/1/99       356250    355957.98       355957.98
22632673  80.0   6.875     2/1/99  1/1/29  2186.26   3/1/99       332800    332239.21       332239.21
22633267  61.8   7.125     3/1/99  2/1/29  2270.43   3/1/99       337000    337000.00       336730.51
22633325  95.0   7.375     2/1/99  1/1/29  1856.88   3/1/99       268850    268645.43       268439.60
22633465  68.0    7.25     2/1/99  1/1/29   3479.1   3/1/99       510000    509201.90       509201.90
22633911  73.7   7.125     2/1/99  1/1/29  2223.28   3/1/99       330000    329736.10       329470.63
22634497  79.9   7.125     2/1/99  1/1/29  1969.95   3/1/99       292400    292166.18       291930.97
22634687  75.0   7.125     2/1/99  1/1/29  2930.68   3/1/99       435000    434652.13       434302.20
22634711  76.7   7.375     2/1/99  1/1/29  2223.97   3/1/99       322000    321754.99       321508.47
22634778  90.0   7.375     2/1/99  1/1/29  2331.03   3/1/99       337500    336261.89       336261.89
22635239  66.7   7.375     2/1/99  1/1/29  1795.76   3/1/99       260000    259802.16       259603.10
22635262  80.0   7.125     3/1/99  2/1/29  2748.77   3/1/99       408000    408000.00       407673.73
22635395  66.2     7.5     2/1/99  1/1/29  2683.59   3/1/99       383800    383515.16       383228.54
22635460  73.4   7.375     2/1/99  1/1/29   2762.7   3/1/99       400000    399458.33       399150.63
22636955  52.0   7.875     3/1/99  2/1/29   4147.4   3/1/99       572000    572000.00       571606.35
22637037  80.0       7     2/1/99  1/1/29  2058.45   3/1/99       309400    309146.38       308891.28
22637128  68.7   6.875     3/1/99  2/1/29   2289.4   3/1/99       348500    348207.21       348207.21
22637276  80.0   6.875     2/1/99  1/1/29   3337.2   3/1/99       508000    507573.22       507143.99
22637656  66.9   7.125     2/1/99  1/1/29  1825.78   3/1/99       271000    270783.28       270565.28
22637680  79.5   7.375     2/1/99  1/1/29  2002.96   3/1/99       290000    289557.31       289557.31
22638126  80.0    6.75     3/1/99  2/1/29   3009.5   3/1/99       464000    464000.00       463600.50
22638258  86.1    7.25     2/1/99  1/1/29  2701.42   3/1/99       396000    395690.42       395379.63
22638316  69.1    7.25     2/1/99  1/1/29  1956.48   3/1/99       286800    285576.27       285345.15
22638746  80.0   7.125     1/1/99 12/1/28  2515.45   3/1/99       373368    372466.94       372466.94
22638761  80.0     7.5     1/1/99 12/1/28  2125.62   3/1/99       304000    303318.90       303318.90
22638787  80.0     7.5     1/1/99 12/1/28  2187.09   3/1/99       312792    312326.27       312091.22
22638811  70.6   6.875     2/1/99  1/1/29   1947.8   3/1/99       296500    296250.90       296000.37
22639330  80.0       7     2/1/99  1/1/29   1969.3   3/1/99       296000    295565.84       295320.67
22639538  73.8   7.125     2/1/99  1/1/29  2182.85   3/1/99       324000    323740.90       323480.26
22639983  65.8   7.125     3/1/99  2/1/29  3301.22   3/1/99       490000    490000.00       489608.16
22640668  67.2     7.5     2/1/99  1/1/29  3076.54   3/1/99       440000    439673.46       439344.88
22640924  80.0   7.125     3/1/99  2/1/29  2452.34   3/1/99       364000    364000.00       363708.91
22641138  80.0       7     3/1/99  2/1/29  2171.55   3/1/99       326400    325863.34       325863.34
22641435  80.0   7.375     2/1/99  1/1/29  2099.65   3/1/99       304000    303768.68       303535.94
22641443  78.2    7.25     2/1/99  1/1/29  1921.01   3/1/99       281600    281380.32       281159.32
22641666  74.9   7.125     2/1/99  1/1/29  2331.07   3/1/99       346000    345723.31       345444.97
22641971  90.0   7.125     2/1/99  1/1/29  2404.17   3/1/99       356850    356564.63       356277.56
22642151  76.7     7.5     2/1/99  1/1/29  1996.26   3/1/99       285500    285288.12       285074.91
22642284  75.0     7.5     2/1/99  1/1/29  4405.05   3/1/99       630000    629532.45       629061.98
22642391  53.0       7    12/1/98 11/1/28  1995.91   3/1/99       300000    299257.96       299007.72
22642441  78.9    7.25     3/1/99  2/1/29  2503.59   3/1/99       367000    367000.00       366713.70
22642904  87.6       7     2/1/99  1/1/29  2274.01   3/1/99       341800    341519.82       341238.01
22643639  80.0       7     2/1/99  1/1/29  3566.02   3/1/99       536000    535560.65       535118.73
22643928  55.6   6.875     2/1/99  1/1/29  3941.57   3/1/99       600000    599495.93       598988.97
22644090  90.0    7.25     2/1/99  1/1/29  1780.48   3/1/99       261000    260591.57       260591.57
22644199  79.8     7.5     2/1/99  1/1/29  2286.44   3/1/99       327000    326642.99       326398.07
22644272  80.0   7.125     1/1/99 12/1/28     1751   3/1/99       259900    259171.57       259171.57
22644447  80.0    7.25     3/1/99  2/1/29  2106.56   3/1/99       308800    308559.11       308559.11
22644504  80.0   6.875     2/1/99  1/1/29  2207.28   3/1/99       336000    335717.72       335433.82
22644652  73.5   7.375     2/1/99  1/1/29  1726.69   3/1/99       250000    249809.77       249618.37
22645386  46.2       7     2/1/99  1/1/29   1982.6   3/1/99       298000    297755.73       297510.04
22645717  79.8    7.25     2/1/99  1/1/29   2162.5   3/1/99       317000    316752.46       316503.67
22646152  80.0       7     2/1/99  1/1/29  3459.57   3/1/99       520000    519573.76       519145.04
22646202  80.0       7     2/1/99  1/1/29  1788.33   3/1/99       268800    268579.66       268358.04
22646210  49.1    7.25     2/1/99  1/1/29  2094.28   3/1/99       307000    306519.57       306519.57
22646384   8.6   7.125     3/1/99  2/1/29  1691.04   3/1/99       251000    251000.00       250799.27
22646756  90.0   6.875     3/1/99  2/1/29  2453.63   3/1/99       373500    373500.00       373186.21
22646798  75.0    7.25     2/1/99  1/1/29  1688.39   3/1/99       247500    247306.92       247112.68
22646863  74.9    6.75     2/1/99  1/1/19  2205.06   3/1/99       290000    289426.19       288849.15
22647317  80.0       7     2/1/99  1/1/29   923.44   3/1/99       138800    138686.23       138571.79
22647390  90.0    7.25     3/1/99  2/1/29  1732.39   3/1/99       253950    253950.00       253751.89
22648166  80.0    6.75     2/1/99  1/1/29  2464.03   3/1/99       379900    379572.91       379243.98
22648356  66.1       7     2/1/99  1/1/29  1715.82   3/1/99       257900    257688.60       257475.96
22648505  68.3       7     2/1/99  1/1/29  1962.64   3/1/99       295000    294758.19       294514.97
22648794  74.8   7.375     2/1/99  1/1/29  1942.52   3/1/99       281250    281036.00       280820.68
22649263  80.0       7     2/1/99  1/1/29   1743.1   3/1/99       262000    261785.23       261569.21
22649354  79.2   7.125     2/1/99  1/1/29  2614.03   3/1/99       388000    387689.72       387377.60
22649461  70.0    7.75     2/1/99  1/1/29  2858.48   3/1/99       399000    398718.39       398434.97
22649669  36.8   7.625     2/1/99  1/1/29  2477.28   3/1/99       350000    349746.68       349491.75
22649792  80.0     7.5     2/1/99  1/1/29  1834.74   3/1/99       262400    262205.26       262009.30
22650915  65.2   6.875     2/1/99  1/1/29  1649.88   3/1/99       251150    249846.07       249846.07
22651152  80.0   7.125     2/1/99  1/1/29  2425.39   3/1/99       360000    359712.11       359422.51
22651228  55.5    7.25     2/1/99  1/1/29  2455.83   3/1/99       360000    359675.00       359392.21
22651251  80.0       7     2/1/99  1/1/29  2288.65   3/1/99       344000    343718.02       343434.39
22651327  61.4   7.375     2/1/99  1/1/24   2106.4   3/1/99       288200    287139.21       287139.21
22651467  80.0       7     2/1/99  1/1/29  1980.94   3/1/99       297750    297260.45       297260.45
22652176  80.0   7.625     3/1/99  2/1/29  2491.43   3/1/99       352000    351745.24       351745.24
22652234  75.6    7.25     2/1/99  1/1/29  2114.75   3/1/99       310000    309758.17       309514.88
22652267  68.1   7.125     3/1/99  2/1/29  4379.17   3/1/99       650000    650000.00       649480.21
22652341  56.3   7.125     2/1/99  1/1/29  2694.88   3/1/99       400000    399680.12       399358.34
22652382  95.0       7     2/1/99  1/1/29   1658.6   3/1/99       249300    249095.65       248890.11
22652747  80.0   7.125     2/1/99  1/1/29  1886.42   3/1/99       280000    279776.08       279550.83
22652937  65.8   7.125     3/1/99  2/1/29  3368.59   3/1/99       500000    500000.00       499600.16
22652960  68.5     7.5     2/1/99  1/1/29  2394.11   3/1/99       342400    341673.05       341414.40
22653166  71.7   7.125     2/1/99  1/1/29  2560.13   3/1/99       380000    379696.12       379390.44
22653307  42.9    7.25     2/1/99  1/1/29  1725.91   3/1/99       253000    252802.63       252604.07
22653810  80.0   7.625     2/1/99  1/1/29  2431.28   3/1/99       343500    343001.18       343001.18
22653984  80.0       7     2/1/99  1/1/29   2847.5   3/1/99       428000    427649.17       427296.29
22654255  80.0   7.375     2/1/99  1/1/29  1757.08   3/1/99       254400    254206.42       254011.65
22654446  80.0     7.5     2/1/99  1/1/29  2329.78   3/1/99       333200    332703.89       332703.89
22654818  73.3   7.125     2/1/99  1/1/29  1669.48   3/1/99       247800    247302.49       247302.49
22654875  83.5       7     2/1/99  1/1/29  1716.49   3/1/99       258000    257575.79       257575.79
22655112  79.9   7.125     2/1/99  1/1/29  2069.67   3/1/99       307200    306954.33       306707.20
22655716  80.0     7.5     2/1/99  1/1/29  2349.36   3/1/99       336000    335750.63       335499.71
22655732  74.5    6.75     3/1/99  2/1/29  1897.15   3/1/99       292500    292500.00       292248.16
22655856  68.6    7.25     3/1/99  2/1/29  1841.88   3/1/99       270000    270000.00       269789.37
22656078  73.6    7.25     2/1/99  1/1/29  1807.77   3/1/99       265000    264793.27       264585.29
22656086  80.0    7.25     2/1/99  1/1/29  2084.74   3/1/99       305600    305361.59       305121.74
22656102  90.0   7.375     2/1/99  1/1/29  1790.23   3/1/99       259200    259002.77       258804.33
22656128  74.0   7.625     2/1/99  1/1/29  1911.04   3/1/99       270000    269804.59       269607.93
22656326  80.0       7     3/1/99  2/1/29  1973.95   3/1/99       296700    296700.00       296456.80
22656359  68.6     7.5     2/1/99  1/1/29  1776.01   3/1/99       254000    253811.49       253621.80
22656599  79.8     7.5     2/1/99  1/1/29  2230.49   3/1/99       319000    318073.19       317830.66
22656672  75.5   6.875     2/1/99  1/1/29  1859.77   3/1/99       283100    282862.16       282622.95
22656763  47.1       7     2/1/99  1/1/29  2962.93   3/1/99       445350    444617.76       444617.76
22656771  95.0   7.375     2/1/99  1/1/29  1758.46   3/1/99       254600    254406.27       254211.35
22656813  80.0   6.875     3/1/99  2/1/29   2417.5   3/1/99       368000    368000.00       367690.83
22656847  79.4   7.125     2/1/99  1/1/29  2353.64   3/1/99       349350    349070.63       348789.60
22656870  68.2       7     2/1/99  1/1/29  2830.86   3/1/99       425500    425151.22       424800.41
22656896  57.0    6.75     2/1/99  1/1/29  1848.51   3/1/99       285000    284754.62       284507.85
22657027  80.0    6.75     3/1/99  2/1/29   2127.4   3/1/99       328000    328000.00       327717.60
22657134  56.3       7     3/1/99  2/1/29  2993.86   3/1/99       450000    450000.00       449631.14
22657456  74.5   6.875     2/1/99  1/1/29  2148.82   3/1/99       327100    326825.19       326548.81
22657530  76.8    6.75    12/1/98 11/1/28   1991.2   3/1/99       307000    306202.56       305933.75
22658009  63.4   6.875     2/1/99  1/1/29  2226.99   3/1/99       339000    338428.77       338428.77
22658652  75.0   6.875     3/1/99  2/1/29   2044.7   3/1/99       311250    311250.00       310988.50
22658892  75.6   7.125     2/1/99  1/1/29  2154.56   3/1/99       319800    319544.25       319286.98
22658983  75.0    6.75     2/1/99  1/1/29  2091.73   3/1/99       322500    322222.33       321943.10
22659072  80.0    6.75     3/1/99  2/1/29  1733.05   3/1/99       267200    267200.00       266969.95
22659189  83.8    7.25     2/1/99  1/1/29  1800.95   3/1/99       264000    263794.05       263586.86
22659544  80.0    6.75     3/1/99  2/1/29  2672.22   3/1/99       412000    411645.28       411645.28
22659916  65.0    7.25     2/1/99  1/1/29  4434.15   3/1/99       650000    649492.93       648982.80
22659957  81.3       7     2/1/99  1/1/29  1703.18   3/1/99       256000    255790.15       255579.08
22660229  45.1   7.375     3/1/99  2/1/29  2438.08   3/1/99       353000    353000.00       352731.40
22660583  80.0     7.5     2/1/99  1/1/29   1873.9   3/1/99       268000    267701.10       267500.33
22660815  48.5   6.625     2/1/99  1/1/29  1770.46   3/1/99       276500    276010.74       275764.09
22661243  65.9   6.625     2/1/99  1/1/29  1728.84   3/1/99       270000    269561.78       269321.15
22661359  82.3    6.75     3/1/99  2/1/29  1893.91   3/1/99       292000    292000.00       291748.59
22661383  80.0       7     2/1/99  1/1/29  1942.36   3/1/99       291950    291710.68       291469.97
22661532  80.0     7.5     2/1/99  1/1/19  2113.88   3/1/99       262400    261926.12       261449.28
22661763  69.9       7     3/1/99  2/1/29  2122.31   3/1/99       319000    319000.00       318738.52
22662035  90.0   7.125     3/1/99  2/1/29  1751.67   3/1/99       260000    260000.00       259792.08
22662506  79.2    7.25     3/1/99  2/1/29  2387.62   3/1/99       350000    350000.00       349726.96
22662571  90.0    7.25     2/1/99  1/1/29  2148.86   3/1/99       315000    314754.27       314507.05
22662688  75.0   7.125     3/1/99  2/1/29   2057.2   3/1/99       305350    305350.00       305105.82
22663116  80.0       7     2/1/99  1/1/29  2661.21   3/1/99       400000    399342.33       399342.33
22663231  80.0    6.75     2/1/99  1/1/29  2931.66   3/1/99       452000    451161.15       451161.15
22663355  79.9    7.25     1/1/99 12/1/28  1728.95   3/1/99       253446    253049.38       252849.27
22663363  95.0   7.375     2/1/99  1/1/29   1952.9   3/1/99       282750    282534.83       282318.34
22663397  95.0    7.25     2/1/99  1/1/29  1736.83   3/1/99       254600    254201.56       254201.56
22663470  80.0       7     2/1/99  1/1/29  1862.85   3/1/99       280000    279539.62       279539.62
22663660  80.0   7.125     3/1/99  2/1/29  2182.85   3/1/99       324000    324000.00       323740.90
22663769  80.0    6.75     2/1/99  1/1/29  3735.93   3/1/99       576000    575005.35       575005.35
22663892  70.7   7.125     2/1/99  1/1/29   3550.5   3/1/99       527000    526578.56       526154.62
22663918  95.0   7.125     2/1/99  1/1/29  1782.33   3/1/99       264550    264008.92       264008.92
22664114  79.5    7.25     2/1/99  1/1/29  3177.23   3/1/99       465748    465384.66       465019.13
22664148  80.0   7.125     2/1/99  1/1/29  2520.79   3/1/99       374160    373481.65       373178.41
22664155  88.3   6.875     2/1/99  1/1/29   2469.4   3/1/99       375900    374901.68       374901.68
22664379  72.7       7     3/1/99  2/1/29  2661.21   3/1/99       400000    400000.00       399672.12
22664387  80.0   7.125     3/1/99  2/1/29  1940.31   3/1/99       288000    288000.00       287769.69
22664551  80.0   7.375     3/1/99  2/1/29  1980.86   3/1/99       286800    286800.00       286581.77
22664619  80.0       7     2/1/99  1/1/29   2303.4   3/1/99       346218    345934.20       345648.75
22664643  35.3    7.25     3/1/99  2/1/29  2646.85   3/1/99       388000    388000.00       387697.32
22664908  79.3       7     3/1/99  2/1/29  3033.78   3/1/99       456000    456000.00       455626.22
22664940  75.0       7     2/1/99  1/1/29  2045.81   3/1/99       307500    307247.94       306994.41
22664981  75.0   7.375     3/1/99  2/1/29  2009.87   3/1/99       291000    291000.00       290778.57
22665160  81.4    6.75     2/1/99  1/1/29  1884.18   3/1/99       290500    290155.67       289903.62
22665467  80.0     6.5     2/1/99  1/1/29  1940.45   3/1/99       307000    306722.47       306443.43
22665855  75.4       7     3/1/99  2/1/29  1880.14   3/1/99       282600    282600.00       282368.36
22666119  84.2       7     2/1/99  1/1/29  2661.21   3/1/99       400000    399672.12       399342.33
22666291  80.0   6.875     2/1/99  1/1/29    906.9   3/1/99       138050    137817.36       137817.36
22666432  62.1    7.25     1/1/99 12/1/28  2351.75   3/1/99       344742    344202.51       343930.32
22666481  80.0   6.875     1/1/99 12/1/28  2096.92   3/1/99       319200    318662.12       318390.87
22666523  85.0   7.125     1/1/99 12/1/28  1740.89   3/1/99       258400    257985.49       257776.39
22667174  69.9   7.375     2/1/99  1/1/29  2051.31   3/1/99       297000    296546.61       296546.61
22667265  80.0    6.75     2/1/99  1/1/29  2075.52   3/1/99       320000    319724.48       319447.41
22669113  80.0       7     2/1/99  1/1/29  2679.84   3/1/99       402800    402469.83       402137.73
22669212  80.0   6.875     2/1/99  1/1/29  2496.33   3/1/99       380000    379680.75       379359.67
22669287  94.3   7.125     3/1/99  2/1/29  2021.16   3/1/99       300000    300000.00       299760.09
22669352  71.4   7.375     2/1/99  1/1/29  2590.03   3/1/99       375000    374714.66       374427.56
22669857  90.0   7.125     3/1/99  2/1/29  2122.22   3/1/99       315000    315000.00       314748.09
22669873  80.0       7     3/1/99  2/1/29  1942.69   3/1/99       292000    291760.64       291760.64
22669964  76.7   6.875     3/1/99  2/1/29  2167.87   3/1/99       330000    330000.00       329722.76
22670681  82.6   6.875     2/1/99  1/1/29  2115.97   3/1/99       322100    321829.39       321557.23
22670822  80.0    7.25     3/1/99  2/1/29  1847.33   3/1/99       270800    270800.00       270588.75
22670954  80.0    7.25     3/1/99  2/1/29  2455.83   3/1/99       360000    359719.16       359436.63
22671267  86.4     7.5     2/1/99  1/1/29     1783   3/1/99       255000    254810.75       254620.32
22671309  75.0       7     2/1/99  1/1/29  2045.81   3/1/99       307500    307247.94       306994.41
22671424  80.0       7     3/1/99  2/1/29   3526.1   3/1/99       530000    529106.68       529106.68
22671630  30.8       7     3/1/99  2/1/29  2257.04   3/1/99       339250    339250.00       338971.92
22671721  79.7   6.875     2/1/99  1/1/29  2512.76   3/1/99       382500    382178.65       381855.46
22671739  77.6   6.875     2/1/99  1/1/29  1937.61   3/1/99       294950    294702.21       294453.00
22673073  57.6   7.625     3/1/99  2/1/29  2692.45   3/1/99       380400    380400.00       380124.68
22673289  80.0    7.25     2/1/99  1/1/29  2019.24   3/1/99       296000    295438.52       295204.22
22673974  59.0   6.375     3/1/99  2/1/29  1840.42   3/1/99       295000    295000.00       294726.77
22674493  79.9   7.125     3/1/99  2/1/29  3066.77   3/1/99       455200    455200.00       454835.98
22674667  67.2   7.125     2/1/99  1/1/29     2038   3/1/99       302500    302258.09       302014.75
22674774  90.0   7.375     2/1/99  1/1/29  1819.93   3/1/99       263500    263215.52       263013.27
22674972  90.0       7     2/1/99  1/1/29  1916.07   3/1/99       288000    287526.48       287287.65
22675318  85.9    7.75     2/1/99  1/1/29  1783.87   3/1/99       249000    248824.26       248647.38
22676613  80.0    7.25     2/1/99  1/1/29  1855.52   3/1/99       272000    271574.24       271574.24
22676670  80.0       7     2/1/99  1/1/29  1942.68   3/1/99       292000    291760.65       291519.91
22676761  79.6    7.25     3/1/99  2/1/29  1835.05   3/1/99       269000    269000.00       268790.16
22677017  75.0   6.875     2/1/99  1/1/29  2167.87   3/1/99       330000    329722.76       329443.93
22677223  80.0    7.25     2/1/99  1/1/29  1664.52   3/1/99       244000    243809.65       243618.15
22677272  77.4    7.25     3/1/99  2/1/29  4434.15   3/1/99       650000    649492.93       649492.93
22677785  76.5    6.75     2/1/99  1/1/29  1936.07   3/1/99       298500    298242.99       297984.54
22677835  80.0   7.125     3/1/99  2/1/29  2721.82   3/1/99       404000    404000.00       403676.93
22677926  80.0   7.125     2/1/99  1/1/29  1883.04   3/1/99       279500    279026.37       278800.05
22678098  80.0   6.875     2/1/99  1/1/29  2291.37   3/1/99       348800    348506.96       348212.24
22678130  74.0       7     3/1/99  2/1/29  1663.26   3/1/99       250000    250000.00       249795.07
22678171  80.0   6.875     3/1/99  2/1/29  3363.48   3/1/99       512000    511569.85       511569.85
22678494  80.0   7.125     2/1/99  1/1/29  3631.34   3/1/99       539000    538568.97       538135.38
22678635  80.0    7.25     2/1/99  1/1/29  2327.59   3/1/99       341200    340933.83       340666.05
22680391  44.4   6.875     2/1/99  1/1/29  2992.31   3/1/99       455500    455117.33       454732.46
22681415  46.9   6.875     3/1/99  2/1/29  1970.79   3/1/99       300000    300000.00       299747.96
22681423  75.5   6.875     2/1/99  1/1/29  2158.02   3/1/99       328500    327839.39       327559.62
22681571  95.0       7     2/1/99  1/1/29  1655.27   3/1/99       248800    248390.93       248390.93
22681613  73.9    7.75     2/1/99  1/1/29   2435.8   3/1/99       340000    339727.64       339485.91
22682231  75.0   7.375     3/1/99  2/1/29  1916.63   3/1/99       277500    277500.00       277288.84
22682397  78.4    7.25     2/1/99  1/1/29  1978.32   3/1/99       290000    289546.16       289546.16
22682595  80.0       7     2/1/99  1/1/29  1793.66   3/1/99       269600    269379.01       269156.73
22683270  95.0       7     2/1/99  1/1/29  1752.41   3/1/99       263400    263184.09       262966.92
22683387  80.0   6.875     2/1/99  1/1/29  1952.39   3/1/99       297200    296699.21       296699.21
22683593  80.0   6.875     3/1/99  2/1/29  2039.76   3/1/99       310500    310500.00       310239.15
22683650  80.0    6.75     2/1/99  1/1/29   1712.3   3/1/99       264000    263772.70       263544.12
22683676  75.0   7.125     2/1/99  1/1/29  2665.24   3/1/99       395600    395283.64       394965.40
22683684  73.4   7.375     2/1/99  1/1/29  1775.04   3/1/99       257000    256804.44       256607.68
22683817  66.8   6.875     3/1/99  2/1/29   2588.3   3/1/99       394000    394000.00       393668.99
22683973  53.7    6.75     3/1/99  2/1/29  2509.43   3/1/99       386900    386900.00       386566.88
22684096  80.0   6.625     2/1/99  1/1/29  2125.84   3/1/99       332000    331707.08       331412.54
22684187  65.0    7.25     3/1/99  2/1/29  2660.49   3/1/99       390000    388356.25       388356.25
22684708  85.8   7.125     3/1/99  2/1/29  1953.78   3/1/99       290000    290000.00       289768.10
22684872  80.0    7.25     2/1/99  1/1/29  1882.81   3/1/99       276000    275568.08       275568.08
22685085  80.0       7     2/1/99  1/1/29  1902.77   3/1/99       286000    285765.56       285529.76
22685135  90.0   6.875     2/1/99  1/1/29  2453.63   3/1/99       373500    373186.21       372870.63
22685184  69.9       7     2/1/99  1/1/29  1721.47   3/1/99       258750    258537.90       258324.57
22685523  75.0   7.125     3/1/99  2/1/29  3188.37   3/1/99       473250    472871.55       472871.55
22685796  75.0   7.125     3/1/99  2/1/29  2627.51   3/1/99       390000    390000.00       389688.12
22686646  80.0    7.75     2/1/99  1/1/29  2951.62   3/1/99       412000    411709.21       411416.55
22687057  78.0    7.25     3/1/99  2/1/29  2182.96   3/1/99       320000    320000.00       319750.37
22687107  58.9       7     3/1/99  2/1/29   2195.5   3/1/99       330000    330000.00       329729.50
22687289  80.0   7.125     2/1/99  1/1/29  1778.62   3/1/99       264000    263788.88       263576.51
22687420  74.0   7.125     4/1/99  3/1/29  1744.93   3/1/99       259000    259000.00       259000.00
22687545  95.0       7     2/1/99  1/1/29  1715.15   3/1/99       257800    257588.68       257376.13
22687750  60.0       7     3/1/99  2/1/29  2993.87   3/1/99       450000    450000.00       449631.13
22687982  79.9   6.875     3/1/99  2/1/29  2184.29   3/1/99       332500    332500.00       332220.66
22688816  89.6   7.375     2/1/99  1/1/29  1733.59   3/1/99       251000    250616.85       250616.85
22689822  80.0    7.25     3/1/99  2/1/29  1715.67   3/1/99       251500    251500.00       251303.81
22689905  80.0       7     3/1/99  2/1/29  2395.09   3/1/99       360000    360000.00       359704.91
22689913  75.0   7.375     3/1/99  2/1/29  2206.71   3/1/99       319500    319500.00       319256.88
22689921  69.7   7.125     3/1/99  2/1/29  2583.71   3/1/99       383500    383500.00       383193.32
22690770  95.0    7.25     2/1/99  1/1/29     1847   3/1/99       270750    270538.78       270326.29
22691273  68.9   7.125     2/1/99  1/1/29  1717.99   3/1/99       255000    254796.07       254590.93
22691638  78.7    7.25     3/1/99  2/1/29  2175.12   3/1/99       318850    318850.00       318601.27
22692016  95.0   6.875     3/1/99  2/1/29  1685.03   3/1/99       256500    256500.00       256284.50
22692024  80.0   7.375     2/1/99  1/1/29  1961.52   3/1/99       284000    283783.90       283566.47
22692255  80.0   6.875     3/1/99  2/1/29  3232.09   3/1/99       492000    492000.00       491586.66
22693972  73.0   7.125     2/1/99  1/1/29  2021.16   3/1/99       300000    299760.09       299518.76
22694160  90.0   7.125     3/1/99  2/1/29  2000.28   3/1/99       296900    296900.00       296662.56
22694178  80.0   7.375     2/1/99  1/1/29  2364.87   3/1/99       342400    341820.05       341820.05
22694558  55.9    7.25     2/1/99  1/1/29  2046.53   3/1/99       300000    299765.97       299530.53
22694574  80.0    7.25     2/1/99  1/1/29   2644.2   3/1/99       387612    387309.62       387005.42
22696405  68.2     7.5     3/1/99  2/1/29  2027.72   3/1/99       290000    289784.78       289784.78
22697478  95.0   6.875     3/1/99  2/1/29  1965.86   3/1/99       299250    299250.00       298998.59
22697700  90.0       7     2/1/99  1/1/29  2061.11   3/1/99       309800    309546.06       309290.64
22697874  70.0   7.375     3/1/99  2/1/29  2054.07   3/1/99       297400    297400.00       297173.70
22698427  90.0   7.125     2/1/99  1/1/29  1940.31   3/1/99       288000    287538.01       287538.01
22698500  80.0   7.375     2/1/99  1/1/29  1486.34   3/1/99       215200    215036.24       214871.48
22699193  63.1   6.875     3/1/99  2/1/29  1740.86   3/1/99       265000    265000.00       264777.37
22699706  80.0   7.125     3/1/99  2/1/29  2360.71   3/1/99       350400    350400.00       350119.79
22699979  80.0       7     3/1/99  2/1/29  2155.58   3/1/99       324000    324000.00       323734.42
22703730  80.0       7     2/1/99  1/1/29  1894.12   3/1/99       284700    284466.63       284231.90
22703813  77.4    6.75     3/1/99  2/1/29  2594.39   3/1/99       400000    400000.00       399655.61
22704258  70.7   6.875     3/1/99  2/1/29  1740.86   3/1/99       265000    265000.00       264777.37
22705289  68.8       7     3/1/99  2/1/29  1829.59   3/1/99       275000    275000.00       274774.58
22705297  80.0       7     3/1/99  2/1/29  1692.53   3/1/99       254400    254400.00       254191.47
22705651  76.5   7.125     3/1/99  2/1/29  1829.15   3/1/99       271500    271500.00       271282.88
22706014  80.0   7.375     3/1/99  2/1/29  2983.72   3/1/99       432000    432000.00       431671.28
22706022  90.0       7     2/1/99  1/1/29  2185.52   3/1/99       328500    328230.73       327959.89
22706030  80.0   7.125     2/1/99  1/1/29  2468.51   3/1/99       366400    365600.97       365303.22
22706048  80.0    7.25     2/1/99  1/1/29   1941.1   3/1/99       284545    284323.03       284099.71
22706113  73.1    6.75     3/1/99  2/1/29   1848.5   3/1/99       285000    285000.00       284754.63
22706451  41.5   6.875     3/1/99  2/1/29  1635.76   3/1/99       249000    249000.00       248790.80
22706477  80.0       7     3/1/99  2/1/29  2879.43   3/1/99       432800    432800.00       432445.24
22706592  80.0   6.875     3/1/99  2/1/29  1728.38   3/1/99       263100    263100.00       262878.96
22706634  79.9    7.25     3/1/99  2/1/29  2100.43   3/1/99       307900    307900.00       307659.80
22706691  80.0     7.5     3/1/99  2/1/29   1957.8   3/1/99       280000    280000.00       279792.20
22706915  35.1   7.125     3/1/99  2/1/29  2189.59   3/1/99       325000    324740.10       324740.10
22707228  75.0   7.125     3/1/99  2/1/29  2198.01   3/1/99       326250    326250.00       325989.10
22709190  30.1    6.75     3/1/99  2/1/29  2678.71   3/1/99       413000    407500.00       407113.48
22709976  80.0       7     3/1/99  2/1/29  2016.53   3/1/99       303100    303100.00       302851.55
22710115  80.0    6.75     3/1/99  2/1/29  4125.09   3/1/99       636000    636000.00       635452.41
22710255  72.6   6.875     3/1/99  2/1/29  2384.65   3/1/99       363000    363000.00       362695.04
22711063  80.0   7.125     3/1/99  2/1/29  1902.58   3/1/99       282400    282400.00       282174.17
22711212  49.6    7.25     3/1/99  2/1/29  1930.56   3/1/99       283000    283000.00       282779.23
22711261  75.7   7.625     3/1/99  2/1/29  1875.65   3/1/99       265000    265000.00       264808.20
22711592  74.3     7.5     3/1/99  2/1/29  1922.84   3/1/99       275000    275000.00       274795.91
22711626  65.1    7.25     3/1/99  2/1/29  2933.36   3/1/99       430000    430000.00       429664.56
22711634  68.8   6.875     3/1/99  2/1/29  2529.18   3/1/99       385000    385000.00       384676.55
22712061  89.3       7     3/1/99  2/1/29  1634.25   3/1/99       245640    245640.00       245438.65
22712095  80.0   6.875     3/1/99  2/1/29  1759.92   3/1/99       267900    267900.00       267674.92
22712327  55.7    6.75     3/1/99  2/1/29   1987.3   3/1/99       306400    306400.00       306136.20
22712483  80.0     7.5     3/1/99  2/1/29  1734.05   3/1/99       248000    248000.00       247815.95
22712863  86.8   7.125     3/1/99  2/1/29  2088.53   3/1/99       310000    310000.00       309752.10
22713374  76.0       7     3/1/99  2/1/29  2049.13   3/1/99       308000    308000.00       307747.54
22713564  80.7       7     3/1/99  2/1/29  2035.16   3/1/99       305900    305900.00       305649.26
22713598  90.0   7.125     2/1/99  1/1/29  1722.02   3/1/99       255600    255395.60       255189.99
22713630  71.3   7.125     2/1/99  1/1/29  2017.11   3/1/99       299400    299160.57       298919.73
22714000  74.7   6.875     3/1/99  2/1/29  2036.48   3/1/99       310000    310000.00       309739.56
22714273  76.9   7.125     3/1/99  2/1/29   1684.3   3/1/99       250000    250000.00       249800.08
22714455  80.0       7     3/1/99  2/1/29  1836.23   3/1/99       276000    276000.00       275773.77
22714547  80.0   6.875     3/1/99  2/1/29  2496.33   3/1/99       380000    380000.00       379680.75
22714604  76.0   6.625     3/1/99  2/1/29  2337.14   3/1/99       365000    365000.00       364677.96
22714653  64.5    7.25     3/1/99  2/1/29  2179.55   3/1/99       319500    319500.00       319250.76
22715155  89.1   7.125     3/1/99  2/1/29  1891.13   3/1/99       280700    280700.00       280475.53
22715825  80.0    6.75     3/1/99  2/1/29  1784.95   3/1/99       275200    275200.00       274963.05
22716054  64.5       7     3/1/99  2/1/29  1995.91   3/1/99       300000    300000.00       299754.09
22716294  71.4   6.875     3/1/99  2/1/29  3941.57   3/1/99       600000    600000.00       599495.93
22716302  90.0   6.875     3/1/99  2/1/29  1685.03   3/1/99       256500    256500.00       256284.50
22716443  90.0       7     3/1/99  2/1/29  2874.11   3/1/99       432000    432000.00       431645.89
22716583  79.9   7.125     3/1/99  2/1/29  3550.83   3/1/99       527050    527050.00       526628.53
22716799  80.0     7.5     2/1/99  1/1/29  2097.64   3/1/99       300000    299755.41       299531.24
22716898  68.8   7.125     3/1/99  2/1/29  3705.45   3/1/99       550000    550000.00       549560.18
22717284  80.0   6.875     3/1/99  2/1/29  3731.36   3/1/99       568000    567522.81       567522.81
22717607  47.8   6.875     3/1/99  2/1/29  1773.71   3/1/99       270000    270000.00       269773.17
22717805  65.7   6.625     3/1/99  2/1/29  2734.13   3/1/99       427000    427000.00       426623.27
22718100  80.0       7     3/1/99  2/1/29  2262.03   3/1/99       340000    339721.30       339721.30
22718159  80.0   7.625     3/1/99  2/1/29  2048.15   3/1/99       289370    289370.00       289160.56
22718225  73.5       7     3/1/99  2/1/29  2761.01   3/1/99       415000    415000.00       414659.82
22718498  80.0   6.875     3/1/99  2/1/29   1661.7   3/1/99       252950    252950.00       252737.49
22718662  79.0   7.125     2/1/99  1/1/29  2358.02   3/1/99       350000    349720.11       349438.55
22718696  80.0   7.375     2/1/99  1/1/29  1842.01   3/1/99       266696    266493.06       266288.87
22718910  90.0   6.875     2/1/99  1/1/29  1710.65   3/1/99       260400    260181.23       259961.20
22718951  80.0   7.375     2/1/99  1/1/29  1867.59   3/1/99       270400    270194.24       269987.22
22719041  80.0       7     2/1/99  1/1/29  2262.03   3/1/99       340000    339721.30       339440.98
22719058  89.3   6.875     2/1/99  1/1/29  2051.27   3/1/99       312250    311987.66       311723.82
22719082  80.0    6.75     2/1/99  1/1/29  1995.42   3/1/99       307650    307385.11       307118.73
22719405  77.4    6.75     3/1/99  2/1/29  1741.49   3/1/99       268500    268500.00       268268.82
22719652  75.0   7.125     3/1/99  2/1/29   1995.9   3/1/99       296250    296250.00       296013.08
22719785  80.0     6.5     3/1/99  2/1/29  2831.66   3/1/99       448000    447595.01       447595.01
22720577  90.0    6.75     3/1/99  2/1/29  1838.78   3/1/99       283500    283500.00       283255.91
22721492  67.4   6.875     3/1/99  2/1/29  1991.16   3/1/99       303100    303100.00       302845.35
22721534  80.0       7     3/1/99  2/1/29  2189.84   3/1/99       329150    329150.00       328880.20
22721666  77.2       7     3/1/99  2/1/29  1849.54   3/1/99       278000    278000.00       277772.13
22722573  62.5    7.25     3/1/99  2/1/29  2387.62   3/1/99       350000    350000.00       349726.96
22722680  77.5   6.875     3/1/99  2/1/29  2470.05   3/1/99       376000    376000.00       375684.12
22723910  89.4   7.625     3/1/99  2/1/29   1797.8   3/1/99       254000    254000.00       253816.16
22724074  80.0     7.5     3/1/99  2/1/29  1762.03   3/1/99       252000    252000.00       251812.97
22724199  80.0   7.375     3/1/99  2/1/29  2320.67   3/1/99       336000    336000.00       335744.33
22724298  69.0   7.125     3/1/99  2/1/29  2324.33   3/1/99       345000    345000.00       344724.11
22724520  74.5       7     3/1/99  2/1/29  1842.89   3/1/99       277000    277000.00       276772.94
22724934  68.0       7     3/1/99  2/1/29  2238.74   3/1/99       336500    336500.00       336224.18
22725014  74.6   7.125     3/1/99  2/1/29  1758.41   3/1/99       261000    261000.00       260791.28
22725675  33.7   7.375     3/1/99  2/1/29  2417.36   3/1/99       350000    350000.00       349733.68
22726897  80.0   7.125     3/1/99  2/1/29  1806.24   3/1/99       268100    268100.00       267885.60
22727077  80.0   6.625     3/1/99  2/1/29  2535.63   3/1/99       396000    396000.00       395650.62
22728539  61.9       7     3/1/99  2/1/29  4324.47   3/1/99       650000    650000.00       649467.20
22729503  79.7    6.75    12/1/98 11/1/28  1937.37   3/1/99       298700    297662.55       297662.55
22730345  73.4    6.75     3/1/99  2/1/29  1738.25   3/1/99       268000    267769.25       267769.25
22730774  75.0       7    11/1/98 10/1/28  1696.53   3/1/99       255000    254156.53       253942.58
22730790  85.0    7.25     8/1/98  7/1/28  2168.64   3/1/99       317900    316132.26       315873.59
22730824  80.0   7.125    11/1/98 10/1/28  1751.67   3/1/99       260000    259160.88       258947.98
22730931  69.2    7.25    11/1/98 10/1/28  1698.62   3/1/99       249000    248215.95       248016.97
22731509  80.0   6.375     3/1/99  2/1/29  2910.98   3/1/99       466600    466167.83       466167.83
22732648  80.0       7     3/1/99  2/1/29  3197.12   3/1/99       480550    480550.00       480156.09
22732671  80.0       7     3/1/99  2/1/29  2184.86   3/1/99       328400    328400.00       328130.81
22734388  80.0   7.375     3/1/99  2/1/29  1839.96   3/1/99       266400    266197.29       266197.29
22735690  80.0     7.5     2/1/99  1/1/29  1767.51   3/1/99       252784    252596.39       252407.61
22735708  63.3   7.125     2/1/99  1/1/29  2345.44   3/1/99       348133    347854.60       347574.55
22735732  80.0   7.125     2/1/99  1/1/29  3881.96   3/1/99       576199    575738.22       575274.71
22735757  80.0    7.25     2/1/99  1/1/29  2268.96   3/1/99       332606    332315.49       332054.27
22735773  80.0    7.25     2/1/99  1/1/29  1893.39   3/1/99       277550    277333.47       277115.64
22735781  80.0   6.875     2/1/99  1/1/29  2102.18   3/1/99       320000    319460.76       319460.76
22737209  80.0       7     3/1/99  2/1/29  3299.91   3/1/99       496000    496000.00       495593.42
22737779  64.9       7     3/1/99  2/1/29  2993.87   3/1/99       450000    450000.00       449631.13
22739569  79.5   7.625     3/1/99  2/1/29  2307.41   3/1/99       326000    326000.00       325764.05
22739643  75.0    7.75     3/1/99  2/1/29  2579.08   3/1/99       360000    360000.00       359745.92
22740047  73.6   7.125     2/1/99  1/1/29  2230.01   3/1/99       331000    330735.30       330469.03
22740435  85.0   6.875     3/1/99  2/1/29  2001.33   3/1/99       304650    302484.26       302215.91
22740716  58.8   6.875     3/1/99  2/1/29  1931.37   3/1/99       294000    294000.00       293753.01
22742746  79.9   7.125     2/1/99  1/1/29  2903.73   3/1/99       431000    430655.33       430308.62
22743470  90.0    7.25     3/1/99  2/1/29  2245.72   3/1/99       329200    329200.00       328943.20
22744106  80.0     6.5     2/1/99  1/1/29  2098.47   3/1/99       332000    331699.86       331398.10
22744718  83.8   7.375     2/1/99  1/1/29  1882.09   3/1/99       272500    272292.65       272084.03
22745087  76.8    7.25     3/1/99  2/1/29  2204.79   3/1/99       323200    323200.00       322947.88
22749691  61.1   6.625     3/1/99  2/1/29  2578.53   3/1/99       402700    402700.00       402344.71
22752018  90.0    6.75     3/1/99  2/1/29  1707.44   3/1/99       263250    263250.00       263023.34
22752109  78.9       7     3/1/99  2/1/29  1995.91   3/1/99       300000    300000.00       299754.09
22758551  80.0   6.875     3/1/99  2/1/29  1834.15   3/1/99       279200    279200.00       278965.43
22759765  80.0   7.125     3/1/99  2/1/29  2126.26   3/1/99       315600    315600.00       315347.62
22764880  75.0       7     3/1/99  2/1/29  2145.61   3/1/99       322500    322500.00       322235.64
22765556  90.0    6.75     3/1/99  2/1/29  2375.81   3/1/99       366300    366300.00       365984.63
22773428  90.0    7.25     3/1/99  2/1/29     2287   3/1/99       335250    335250.00       334988.47
22773527  89.9    7.75     3/1/99  2/1/29  2220.88   3/1/99       310000    310000.00       309781.20
22773535  77.2    6.75     3/1/99  2/1/29  2252.26   3/1/99       347250    347250.00       346951.02
22778351  84.3    6.75     3/1/99  2/1/29  1958.12   3/1/99       301900    301900.00       301640.07
22786628  80.0    6.75    12/1/98 11/1/28     1759   3/1/99       271200    270495.54       270258.08
25737925  80.0   7.375     2/1/99  1/1/29  2762.71   3/1/99       400000    399695.62       399389.37
26205369  90.0   7.375     3/1/99  2/1/29     2600   3/1/99       376443    375683.11       375683.11
26506832  80.0       7     3/1/99  2/1/29  2281.99   3/1/99       343000    343000.00       342718.84
26524132  72.4   7.375     3/1/99  2/1/29  1809.57   3/1/99       262000    262000.00       261800.64
26802751  80.0   7.625     3/1/99  2/1/29  1755.33   3/1/99       248000    248000.00       247820.50
26876235  51.8     7.5     3/1/99  2/1/29  1866.91   3/1/99       267000    266081.09       265877.19
26931949  58.0   6.875     2/1/99  1/1/29  2167.87   3/1/99       330000    329722.76       329443.93
26947051  64.1   7.375     2/1/99  1/1/29  2279.23   3/1/99       330000    329748.89       329496.24
26961425  65.0       7     3/1/99  2/1/29  2707.79   3/1/99       407000    407000.00       406666.38
26991257  60.7     7.5     2/1/99  1/1/29  1762.03   3/1/99       252000    251812.97       251624.77
27008903  60.3    6.75     3/1/99  2/1/29  2503.59   3/1/99       386000    386000.00       385667.66
27093061  49.3   7.375     2/1/99  1/1/29   2037.5   3/1/99       295000    294775.52       294549.66
27096361  78.6     7.5     2/1/99  1/1/29   3210.1   3/1/99       459100    454226.70       453855.52
27107382  81.3   7.375     2/1/99  1/1/29  1795.76   3/1/99       260000    259802.16       259603.10
27110519  51.7   7.375     2/1/99  1/1/29  2106.56   3/1/99       305000    304767.92       304534.41
27116359  68.1     7.5     2/1/99  1/1/29  2167.57   3/1/99       310000    309769.93       309538.42
27128941  72.9    7.25     2/1/99  1/1/29  3356.31   3/1/99       492000    491616.19       491230.06
27129493  48.3   7.375     2/1/99  1/1/19  2234.31   3/1/99       280000    279486.52       278969.89
27137520  62.9    7.25     2/1/99  1/1/29  3219.88   3/1/99       472000    471631.79       471261.35
27138080  65.4   7.375     2/1/99  1/1/29   2710.9   3/1/99       392500    391900.84       391900.84
27139070  69.8     7.5     2/1/99  1/1/29   2229.8   3/1/99       318900    318425.18       318425.18
27141969  62.2   7.375     2/1/99  1/1/29  2320.67   3/1/99       336000    335744.33       335487.09
27146612  68.1   6.875     4/1/99  3/1/29  1767.14   3/1/99       269000    269000.00       269000.00
27146893  80.0       7     4/1/99  3/1/29   3512.8   3/1/99       528000    528000.00       528000.00
27148345  75.0   7.625     2/1/99  1/1/29  2494.98   3/1/99       352500    352244.86       351988.10
27155761  58.5   6.875     3/1/99  2/1/29  2786.04   3/1/99       424100    424100.00       423743.70
27164318  70.3   7.625     1/1/99 12/1/28  1790.72   3/1/99       253000    252260.30       252072.48
27177146  69.3    7.25     3/1/99  2/1/29  2251.19   3/1/99       330000    330000.00       329742.56
27186634  66.4    7.25     2/1/99  1/1/29  2489.95   3/1/99       365000    364715.26       364428.80
27190974  61.4   7.375     4/1/99  3/1/29  2458.81   3/1/99       356000    356000.00       356000.00
27193754  69.3     7.5     2/1/99  1/1/29  1748.04   3/1/99       250000    249814.46       249627.76
27201789  64.3   6.875     3/1/99  2/1/29  1773.71   3/1/99       270000    270000.00       269773.17
27208446  74.5    6.75     4/1/99  3/1/29  2127.41   3/1/99       328000    328000.00       328000.00
27216647  65.3    7.25     2/1/99  1/1/29  4434.15   3/1/99       650000    649492.93       648982.80
27218601  78.8   7.125     4/1/99  3/1/29  1926.84   3/1/99       286000    286000.00       286000.00
27224880  63.7    7.25     2/1/99  1/1/29  1869.17   3/1/99       274000    273737.74       273522.40
27235159  47.2    6.75     4/1/99  3/1/29  2296.04   3/1/99       354000    354000.00       354000.00
27235522  57.4    7.25     3/1/99  2/1/29  1821.42   3/1/99       267000    266479.25       266267.81
27236074  56.6     7.5     2/1/99  1/1/29  2434.67   3/1/99       348200    347681.54       347681.54
27238344  80.0   7.375     2/1/99  1/1/29  2917.41   3/1/99       422400    421755.20       421755.20
27241959  59.5   7.125     3/1/99  2/1/29  1602.11   3/1/99       237800    237800.00       237609.83
27246305  89.3   7.375     2/1/99  1/1/29  1739.91   3/1/99       251913    251721.31       251528.44
27246446  71.2    7.25     2/1/99  1/1/29  1773.66   3/1/99       260000    259697.17       259492.51
27250679  56.5   7.375     3/1/99  2/1/29  1795.76   3/1/99       260000    260000.00       259802.16
27251677  70.0    7.25     2/1/99  1/1/29  1742.28   3/1/99       255400    255200.76       255000.32
27251768  65.9    7.25     2/1/99  1/1/29   2223.9   3/1/99       326000    325568.68       325311.76
27255280  68.2    7.25     3/1/99  2/1/29   2162.5   3/1/99       317000    317000.00       316752.71
27260595  67.7   7.375     2/1/99  1/1/29  3108.04   3/1/99       450000    449657.58       449313.06
27260702  72.9     7.5     2/1/99  1/1/29  2013.74   3/1/99       288000    287786.26       287571.18
27261502  80.0    7.75     1/1/99 12/1/28  3352.81   3/1/99       468000    467337.25       467002.66
27262740  46.4    7.25     2/1/99  1/1/29  1780.49   3/1/99       261000    260796.39       260591.54
27270339  68.5   7.125     3/1/99  2/1/19  2199.73   3/1/99       281000    280468.44       280468.44
27270453  89.6     7.5     1/1/99 12/1/18  2416.78   3/1/99       300000    298872.80       298323.98
27270719  60.3     7.5     2/1/99  1/1/29  3076.55   3/1/99       440000    439673.45       439344.86
27273572  80.0   7.375     3/1/99  2/1/29  2210.17   3/1/99       320000    319400.29       319645.97
27273812  51.7     7.5     3/1/99  2/1/29  2076.67   3/1/99       297000    297000.00       296779.58
27274125  74.2     7.5     2/1/99  1/1/29  1919.35   3/1/99       274500    274296.28       274091.28
27275007  49.9     7.5     2/1/99  1/1/29  1985.77   3/1/99       284000    283789.23       283577.14
27282458  69.3   7.375     3/1/99  2/1/29  4489.39   3/1/99       650000    649505.40       649505.40
27290170  80.0   7.125     3/1/99  2/1/29  2115.48   3/1/99       314000    314000.00       313748.90
27300961  67.0     7.5     2/1/99  1/1/29  2272.45   3/1/99       325000    324758.80       324516.09
27311463  62.2     7.5     2/1/99  1/1/29  2078.77   3/1/99       297300    296857.34       296857.34
27316603  43.9    7.25     3/1/99  2/1/29  2470.85   3/1/99       362200    362200.00       361917.44
27319433  86.9    7.25     2/1/99  1/1/29  1807.77   3/1/99       265000    264793.27       264585.29
27320670  75.0    6.75     4/1/99  3/1/29  1848.51   3/1/99       285000    285000.00       285000.00
27322270  71.3   7.375     2/1/99  1/1/29  2362.11   3/1/99       342000    341739.76       341477.93
27329978  72.3     7.5     2/1/99  1/1/29  2020.73   3/1/99       289000    288785.52       288569.70
27330216  78.4   7.625     2/1/99  1/1/29  2689.62   3/1/99       380000    379714.58       379437.73
27333350  75.0     7.5     2/1/99  1/1/29  2307.41   3/1/99       330000    329508.65       329508.65
27336833  71.1   7.375     2/1/99  1/1/29  1719.79   3/1/99       249000    248810.52       248619.88
27338037  49.3     6.5     3/1/99  2/1/29  2212.24   3/1/99       350000    350000.00       349683.59
27341569  63.2    7.25     4/1/99  3/1/29  3232.16   3/1/99       473800    473800.00       473800.00
27346527  66.5    7.25     2/1/99  1/1/29  2019.25   3/1/99       296000    295523.27       295289.47
27346584  80.0   7.125     4/1/99  3/1/29  2021.16   3/1/99       300000    300000.00       300000.00
27347079  74.7    7.25     3/1/99  2/1/29   1910.1   3/1/99       280000    280000.00       279781.57
27347293  68.0   7.375     2/1/99  1/1/29   2348.3   3/1/99       340000    339545.28       339283.77
27347681  80.0   7.375     2/1/99  1/1/29  2541.69   3/1/99       368000    367619.98       367337.62
27348390  38.1   7.375     3/1/99  2/1/29  2762.71   3/1/99       400000    400000.00       399695.62
27349133  51.6     7.5     2/1/99  1/1/29  2090.66   3/1/99       299000    298778.09       298554.79
27351139  79.5   7.375     2/1/99  1/1/29  2279.23   3/1/99       330000    329748.89       329496.24
27355007  58.4   7.625     3/1/99  2/1/29  2066.76   3/1/99       292000    292000.00       291788.66
27356567  74.9   7.375     3/1/99  2/1/29   1733.6   3/1/99       251000    251000.00       250809.00
27357367  68.9   7.375     2/1/99  1/1/29   2141.1   3/1/99       310000    309764.11       309526.77
27358290  78.7   7.625     2/1/99  1/1/29     2088   3/1/99       295000    294786.48       294571.60
27359694  63.8    7.25     4/1/99  3/1/29  1957.85   3/1/99       287000    287000.00       287000.00
27360304  80.0   7.625     2/1/99  1/1/29  3454.04   3/1/99       488000    487291.34       487291.34
27366434  88.1   7.375     3/1/99  2/1/29  2465.72   3/1/99       357000    357000.00       356728.34
27369263  80.0   7.375     3/1/99  2/1/29   2044.4   3/1/99       296000    295774.77       295774.77
27369404  75.0     7.5     2/1/99  1/1/29  1940.33   3/1/99       277500    277294.05       277086.81
27369917  87.7   7.375     2/1/99  1/1/29  1968.43   3/1/99       285000    284564.93       284564.93
27372051  64.0    7.25     2/1/99  1/1/29  1747.06   3/1/99       256100    255900.21       255699.21
27381615  56.3   7.375     3/1/99  2/1/29  2935.37   3/1/99       425000    424676.61       424676.61
27384684  75.0   7.875     2/1/99  1/1/29  2406.33   3/1/99       331875    331646.60       331416.70
27394410  75.6   7.375     3/1/99  2/1/29  2479.53   3/1/99       359000    359000.00       358726.82
27394592  70.0   7.375     2/1/99  1/1/29   3674.4   3/1/99       532000    531595.18       531187.88
27397694  80.0   7.375     2/1/99  1/1/29  2485.74   3/1/99       359900    359626.15       359350.61
27400266  69.2   7.375     2/1/99  1/1/29  1816.48   3/1/99       263000    262799.87       262598.51
27404532  60.0    7.25     3/1/99  2/1/29  2046.53   3/1/99       300000    300000.00       299765.97
27406933  78.2   7.125     3/1/99  2/1/29  3267.54   3/1/99       485000    485000.00       484612.15
27407584  36.9   7.125     3/1/99  2/1/29  4345.49   3/1/99       645000    645000.00       644484.20
27411420  65.9   7.375     2/1/99  1/1/29  1705.97   3/1/99       247000    246622.95       246622.95
27416627  56.6     7.5     2/1/99  1/1/29  2195.54   3/1/99       314000    313165.40       313165.40
27417229  61.4    7.75     2/1/99  1/1/29  2875.68   3/1/99       401400    401116.69       400831.56
27418367  60.5     7.5     2/1/99  1/1/29  2454.25   3/1/99       351000    350533.50       350270.08
27420173  49.9   7.125     3/1/99  2/1/29  1849.36   3/1/99       274500    274500.00       274280.48
27423870  59.2   7.375     2/1/99  1/1/29   3370.5   3/1/99       488000    487628.67       487255.05
27423987  75.5   7.375     2/1/99  1/1/29  2320.67   3/1/99       336000    335487.09       335487.09
27426543  50.1   7.125     2/1/99  1/1/29  2863.31   3/1/99       425000    423747.57       423400.26
27427095  70.0     7.5     2/1/99  1/1/29  2740.93   3/1/99       392000    391709.07       391416.32
27427764  67.6    7.25     2/1/99  1/1/29  2073.82   3/1/99       304000    303762.85       303524.26
27428135  32.1    7.25     3/1/99  2/1/29  1674.75   3/1/99       245500    245500.00       245308.48
27428374  79.1   7.625     2/1/99  1/1/29  2434.82   3/1/99       344000    343751.01       343500.44
27429489  47.8   7.625     1/1/99 12/1/28  3284.17   3/1/99       464000    463326.19       462986.07
27430495  72.0       7     3/1/99  2/1/29  1962.65   3/1/99       295000    295000.00       294758.18
27432343  74.9   7.375     4/1/99  3/1/29  2458.81   3/1/99       356000    356000.00       356000.00
27436377  61.7     7.5     2/1/99  1/1/29  1769.02   3/1/99       253000    252807.23       252618.26
27437540  80.0   7.625     2/1/99  1/1/29  1908.22   3/1/99       269600    269208.48       269208.48
27438217  79.7    7.25     3/1/99  2/1/29  2000.15   3/1/99       293200    293200.00       292971.27
27438381  62.6     7.5     2/1/99  1/1/29  1992.77   3/1/99       285000    284575.64       284575.64
27438837  80.0   7.375     2/1/99  1/1/29  1759.85   3/1/99       254800    254606.11       254411.03
27439389  65.0   6.875     3/1/99  2/1/29  2241.77   3/1/99       341250    341250.00       340963.31
27440320  75.0     7.5     2/1/99  1/1/29  1809.22   3/1/99       258750    258557.97       258364.74
27440536  71.3   7.125     3/1/99  2/1/29  2162.64   3/1/99       321000    321000.00       320743.30
27441328  77.0   7.625     2/1/99  1/1/29  1895.48   3/1/99       267800    267606.17       267411.10
27442821  56.9    7.25     2/1/99  1/1/29  1725.91   3/1/99       253000    252802.63       252604.07
27443928  69.2   7.375     2/1/99  1/1/29  2603.85   3/1/99       377000    376713.13       376424.50
27449636  40.8   7.125     3/1/99  2/1/29  3435.97   3/1/99       510000    510000.00       509592.16
27449727  69.3    7.25     2/1/99  1/1/29  2080.64   3/1/99       305000    304262.07       304019.68
27452630  80.0   7.375     2/1/99  1/1/29  1855.16   3/1/99       268600    268395.61       268189.96
27457209  80.0    7.25     2/1/99  1/1/29  1964.67   3/1/99       288000    287519.35       287291.78
27457324  75.8     7.5     2/1/99  1/1/29  1934.03   3/1/99       276600    276394.72       276188.16
27457399  75.0   7.375     3/1/99  2/1/29  2082.39   3/1/99       301500    301270.58       301270.58
27457431  43.3   7.375     3/1/99  2/1/29  4489.39   3/1/99       650000    650000.00       649505.40
27461367  77.7   7.375     2/1/99  1/1/29  2199.81   3/1/99       318500    318013.79       318013.79
27461748  72.0    7.25     2/1/99  1/1/29  2087.46   3/1/99       306000    305761.29       305521.14
27462431  69.8    7.25     3/1/99  2/1/29  2926.54   3/1/99       429000    429000.00       428665.34
27462449  80.0     7.5     3/1/99  2/1/29  1957.81   3/1/99       280000    280000.00       279792.19
27462837  80.0   7.375     2/1/99  1/1/29  2210.17   3/1/99       320000    319756.50       319511.50
27464643  80.0     7.5     3/1/99  2/1/29  2293.43   3/1/99       328000    328000.00       327756.57
27465046  54.9   7.125     3/1/99  2/1/29  5733.35   3/1/99       851000    851000.00       850319.46
27465061  62.9   7.375     3/1/99  2/1/29  3038.98   3/1/99       440000    440000.00       439665.19
27468677  53.3    7.25     3/1/99  2/1/29  2271.65   3/1/99       333000    333000.00       332740.23
27468800  80.0    7.25     2/1/99  1/1/29  2619.56   3/1/99       384000    383700.44       383399.07
27469097  78.9   6.875     3/1/99  2/1/29  1970.79   3/1/99       300000    300000.00       299747.96
27469469  77.5   7.875     2/1/99  1/1/29  2022.59   3/1/99       278950    278758.02       278564.78
27471499  69.5     7.5     2/1/99  1/1/29  1957.81   3/1/99       280000    279792.19       279583.08
27475458  70.0   7.375     3/1/99  2/1/29  1909.72   3/1/99       276500    276500.00       276289.60
27475946  62.6   6.875     4/1/99  3/1/29   1810.5   3/1/99       275600    275600.00       275600.00
27475987  74.6   7.375     2/1/99  1/1/29   2859.4   3/1/99       414000    413368.01       413368.01
27476183  80.0    7.75     2/1/99  1/1/29  2109.12   3/1/99       294400    294192.21       293983.08
27476498  55.3       7     4/1/99  3/1/29  3492.84   3/1/99       525000    525000.00       525000.00
27481456  80.0    7.25     2/1/99  1/1/29     2756   3/1/99       404000    403684.83       403367.76
27481878  63.2   7.125     3/1/99  2/1/29  2492.76   3/1/99       370000    370000.00       369704.12
27481902  62.8   7.625     2/1/99  1/1/29  3822.09   3/1/99       540000    539157.92       538761.73
27482462  65.1   6.875     3/1/99  2/1/29  1655.47   3/1/99       252000    252000.00       251788.28
27483098  55.0       7     3/1/99  2/1/29  3585.99   3/1/99       539000    539000.00       538558.18
27483734  72.8    7.25     3/1/99  2/1/29  2032.55   3/1/99       297950    297717.56       297717.56
27483742  74.9   7.625     2/1/99  1/1/29  2201.24   3/1/99       311000    310774.91       310548.39
27484120  70.0     7.5     2/1/99  1/1/29  3548.52   3/1/99       507500    507123.36       506744.36
27484245  80.0   7.375     2/1/99  1/1/29  2154.91   3/1/99       312000    311762.59       311523.72
27484898  75.0    7.25     2/1/99  1/1/29  2046.53   3/1/99       300000    299765.97       299530.53
27484971  49.2   7.375     3/1/99  2/1/29  2210.17   3/1/99       320000    320000.00       319756.50
27485283  66.4   7.625     2/1/99  1/1/29  3291.25   3/1/99       465000    464026.88       464026.88
27485986  70.0    7.25     2/1/99  1/1/29   1910.1   3/1/99       280000    279181.57       278958.19
27487339  90.0     7.5     3/1/99  2/1/29  1749.44   3/1/99       250200    250014.31       250014.31
27487883  74.7    7.75     2/1/99  1/1/29   1889.9   3/1/99       263800    263613.81       263426.42
27488121  70.5     7.5     3/1/99  2/1/29  2168.97   3/1/99       310200    309969.78       309969.78
27488832  95.0   7.625     2/1/99  1/1/29  1728.08   3/1/99       244150    243973.29       243795.46
27489848  54.9   7.375     2/1/99  1/1/29  3108.04   3/1/99       450000    449657.58       449313.06
27495662  55.4   7.375     3/1/99  2/1/29  1899.36   3/1/99       275000    275000.00       274790.74
27496058  80.0   6.875     3/1/99  2/1/29  2109.93   3/1/99       321180    321180.00       320910.16
27496470  48.5     7.5     2/1/99  1/1/29  2069.68   3/1/99       296000    295780.32       295559.27
27500875  85.1       7     3/1/99  2/1/29   1963.9   3/1/99       295188    295188.00       294946.03
27501949  80.0    7.25     2/1/99  1/1/29  2095.65   3/1/99       307200    306960.35       306719.25
27502731  62.1    7.75     2/1/99  1/1/29  2624.94   3/1/99       366400    366141.39       365881.11
27503358  71.3   7.375     2/1/99  1/1/29  3446.47   3/1/99       499000    498620.30       498238.27
27504968  52.8   7.375     3/1/99  2/1/29  1968.43   3/1/99       285000    285000.00       284783.13
27507151  75.0     7.5     3/1/99  2/1/29  1861.66   3/1/99       266250    266250.00       266052.40
27507201  73.3     7.5     3/1/99  2/1/29  1973.19   3/1/99       282200    281990.56       281990.56
27507953  75.0   7.375     2/1/99  1/1/29  1968.43   3/1/99       285000    284783.13       284564.93
27508100  41.6    7.25     3/1/99  2/1/29  1984.11   3/1/99       290850    290850.00       290623.11
27508555  67.4       7     3/1/99  2/1/29  2062.44   3/1/99       310000    310000.00       309745.89
27509132  59.3   7.625     2/1/99  1/1/29  2831.18   3/1/99       400000    399710.49       399419.14
27509629  80.0   7.375     2/1/99  1/1/29  1878.64   3/1/99       272000    271693.03       271484.17
27510122  80.0    6.75     3/1/99  2/1/29  1701.92   3/1/99       262400    262400.00       262174.08
27513209  80.0     7.5     2/1/99  1/1/29  1845.93   3/1/99       264000    263804.07       263606.92
27514678  76.5   7.375     3/1/99  2/1/29   2141.1   3/1/99       310000    309605.21       309605.21
27516046  80.0   7.375     2/1/99  1/1/29  2218.47   3/1/99       321203    320712.68       320712.68
27516129  47.9       7     3/1/99  2/1/29  1975.95   3/1/99       297000    297000.00       296756.55
27516442  74.6   7.625     2/1/99  1/1/29  1953.52   3/1/99       276000    275800.23       275599.19
27520576  85.0     7.5     2/1/99  1/1/29  1901.87   3/1/99       272000    271798.13       271595.00
27520956  69.9     7.5     2/1/99  1/1/29  2540.95   3/1/99       363400    363130.30       362858.91
27523901  78.4   7.375     2/1/99  1/1/29  1745.69   3/1/99       252750    252557.67       252364.16
27525179  69.5    6.75     3/1/99  2/1/29   1666.9   3/1/99       257000    257000.00       256778.73
27525955  63.3    7.25     3/1/99  2/1/29  2373.98   3/1/99       348000    348000.00       347728.52
27527357  68.2     7.5     2/1/99  1/1/29  2385.72   3/1/99       341200    340946.78       340691.98
27527548  35.5    7.25     2/1/99  1/1/29  3410.89   3/1/99       500000    499609.94       499217.53
27529676  66.1   7.875     2/1/99  1/1/29  2175.21   3/1/99       300000    299793.54       299585.73
27529916  40.3    7.25     2/1/99  1/1/29  1857.57   3/1/99       272300    272087.58       271873.87
27530047  67.8     7.5     3/1/99  2/1/29  3559.01   3/1/99       509000    509000.00       508622.24
27531961  61.4   7.375     2/1/99  1/1/29  2417.37   3/1/99       350000    349733.67       349465.70
27536119  68.1     7.5     2/1/99  1/1/29  3216.39   3/1/99       460000    459658.61       459315.09
27537216  78.7   7.375     3/1/99  2/1/29  2472.62   3/1/99       358000    358000.00       357727.59
27537737  28.3     7.5     3/1/99  2/1/29  4544.89   3/1/99       649999    649999.00       649516.60
27538008  74.2     7.5     2/1/99  1/1/29  2194.84   3/1/99       313900    313667.04       313432.62
27539030  67.6   7.625     2/1/99  1/1/29  1794.26   3/1/99       253500    253316.52       253131.88
27543404  80.0   7.625     2/1/99  1/1/29  3057.67   3/1/99       432000    431372.67       431372.67
27543461  68.6   7.625     2/1/99  1/1/29  2647.15   3/1/99       374000    373376.46       373101.81
27543818  79.7   7.625     2/1/99  1/1/29  1719.94   3/1/99       243000    242824.12       242647.12
27548155  75.1   7.375     2/1/99  1/1/29  2203.26   3/1/99       319000    318757.26       318513.03
27548775  75.0    7.25     2/1/99  1/1/29  2302.35   3/1/99       337500    337236.71       336971.83
27549070  74.3   7.375     3/1/99  2/1/29  1897.63   3/1/99       274750    274750.00       274540.94
27549138  30.9   6.875     4/1/99  3/1/29  1773.71   3/1/99       270000    270000.00       270000.00
27549203  76.8   7.125     3/1/99  2/1/29  3570.71   3/1/99       530000    530000.00       529576.17
27551308  84.9    7.25     2/1/99  1/1/29  2244.36   3/1/99       329000    328471.79       328211.95
27551944  79.1     7.5     2/1/99  1/1/29  2433.27   3/1/99       348000    347741.73       347481.85
27552355  58.0    6.75     3/1/99  2/1/29  1770.68   3/1/99       273000    273000.00       272764.95
27553551  79.9       7     3/1/99  2/1/29  1663.26   3/1/99       250000    249795.07       249795.07
27553809  75.0   7.125     3/1/99  2/1/29  2046.43   3/1/99       303750    303750.00       303507.09
27554047  67.1   7.125     3/1/99  2/1/29  3166.48   3/1/99       470000    470000.00       469624.15
27554187  68.8     6.5     3/1/99  2/1/29  3476.38   3/1/99       550000    550000.00       549502.79
27554492  79.6     7.5     3/1/99  2/1/29  3006.63   3/1/99       430000    430000.00       429680.87
27555002  80.0    7.25     3/1/99  2/1/29  1828.24   3/1/99       268000    268000.00       267790.93
27555630  36.9   7.375     2/1/99  1/1/29  2040.95   3/1/99       295500    294400.14       294168.52
27555721  80.0   7.625     2/1/99  1/1/29  2907.62   3/1/99       410800    410502.67       410203.45
27557404  75.0   7.375     2/1/99  1/1/29  2393.19   3/1/99       346500    346236.34       345971.06
27559285  50.0     7.5     2/1/99  1/1/29  3146.47   3/1/99       450000    449666.03       449329.97
27559582  74.2     7.5     3/1/99  2/1/29  3244.36   3/1/99       464000    464000.00       463655.64
27560218  70.0   7.375     4/1/99  3/1/29  1909.72   3/1/99       276500    276500.00       276500.00
27561166  75.4    7.25     3/1/99  2/1/29  2315.99   3/1/99       339500    339500.00       339235.16
27561463  75.0   7.625     2/1/99  1/1/29  2187.09   3/1/99       309000    308763.44       308538.28
27563543  63.4   7.125     3/1/99  2/1/29  2903.73   3/1/99       431000    431000.00       430655.33
27563667  75.0   7.375     2/1/99  1/1/29  2486.44   3/1/99       360000    359726.06       359450.44
27563907  78.6   7.375     2/1/99  1/1/29  2279.23   3/1/99       330000    329748.89       329496.24
27565381  74.8    7.25     3/1/99  2/1/29  2169.33   3/1/99       318000    318000.00       317751.92
27565415  56.9   7.125     3/1/99  2/1/29  2694.88   3/1/99       400000    400000.00       399680.12
27566132  80.0    7.25     3/1/99  2/1/29  1970.13   3/1/99       288800    288800.00       288574.70
27566496  80.0    7.25     2/1/99  1/1/29  2674.14   3/1/99       392000    391694.19       391386.54
27567296  77.7   7.375     3/1/99  2/1/29  1749.14   3/1/99       253250    253250.00       253057.29
27568013  75.0    7.25     2/1/99  1/1/29  2767.94   3/1/99       405750    405115.02       405115.02
27568518  48.2       7     3/1/99  2/1/29  3526.11   3/1/99       530000    530000.00       529565.56
27568609  80.0    7.25     3/1/99  2/1/29  4365.93   3/1/99       640000    640000.00       639500.74
27569300  80.0    7.25     3/1/99  2/1/29  2523.72   3/1/99       369950    369950.00       369661.39
27569979  68.7   7.375     3/1/99  2/1/29   2940.9   3/1/99       425800    425800.00       425476.00
27571629  79.2   7.125     3/1/99  2/1/19  2207.56   3/1/99       282000    282000.00       281466.82
27574797  68.0   7.375     3/1/99  2/1/29  2067.54   3/1/99       299350    298826.63       298595.63
27574870  73.8    7.25     3/1/99  2/1/29  2012.43   3/1/99       295000    295000.00       294769.86
27575729  58.9       7     4/1/99  3/1/29  1862.85   3/1/99       280000    280000.00       280000.00
27576719  61.5       7     4/1/99  3/1/29  2661.21   3/1/99       400000    400000.00       400000.00
27576909  70.0   7.625     3/1/99  2/1/29  2051.19   3/1/99       289800    289800.00       289590.25
27578137  77.8    7.25     4/1/99  3/1/29  2121.57   3/1/99       311000    311000.00       311000.00
27579952  95.0       7     3/1/99  2/1/29  1832.91   3/1/99       275500    275500.00       275274.17
27580075  43.2     7.5     3/1/99  2/1/29  2559.13   3/1/99       366000    366000.00       365728.37
27581750  80.0     7.5     3/1/99  2/1/29  1566.25   3/1/99       224000    224000.00       223833.75
27582600  56.9   7.625     2/1/99  1/1/29  2335.72   3/1/99       330000    328918.33       328918.33
27582873  78.4   7.375     3/1/99  2/1/29  2762.71   3/1/99       400000    400000.00       399695.62
27583210  64.7   7.375     3/1/99  2/1/29  4019.73   3/1/99       582000    582000.00       581557.15
27585413  71.4    7.25     3/1/99  2/1/29  2558.17   3/1/99       375000    375000.00       374707.46
27585793  58.9   6.875     3/1/99  2/1/29  1839.41   3/1/99       280000    280000.00       279764.76
27586205  80.0    6.75     3/1/99  2/1/29  1701.92   3/1/99       262400    262400.00       262174.08
27586379  80.0    7.25     2/1/99  1/1/29  1806.41   3/1/99       264800    264593.42       264385.60
27586437  75.0   7.375     3/1/99  2/1/29  2900.84   3/1/99       420000    420000.00       419680.41
27586718  75.0   7.375     3/1/99  2/1/29  3108.04   3/1/99       450000    449657.58       449657.58
27588482  60.0   7.125     3/1/99  2/1/29  2871.39   3/1/99       426200    426200.00       425859.17
27588722  68.7       7     3/1/99  2/1/29  1713.16   3/1/99       257500    257500.00       257288.92
27589126  67.4   6.875     3/1/99  2/1/29  2680.27   3/1/99       408000    408000.00       407657.23
27590371  76.9     7.5     3/1/99  2/1/29   4544.9   3/1/99       650000    650000.00       649517.60
27590686  61.4   7.125     3/1/99  2/1/29  2290.65   3/1/99       340000    340000.00       339728.10
27592518  90.0     7.5     2/1/99  1/1/29  2743.72   3/1/99       392400    391608.78       391312.61
27593433  60.2    7.25     3/1/99  2/1/29  2114.75   3/1/99       310000    309758.17       309758.17
27593540  76.8     7.5     3/1/99  2/1/29  1922.84   3/1/99       275000    275000.00       274795.91
27594597  42.6       7     4/1/99  3/1/29  2152.26   3/1/99       323500    323500.00       323500.00
27598150  52.4    7.25     4/1/99  3/1/29  2251.19   3/1/99       330000    330000.00       330000.00
27598317  37.2     7.5     3/1/99  2/1/29  2517.18   3/1/99       360000    359250.00       359250.00
27598325  54.3   7.125     3/1/99  2/1/29  3294.49   3/1/99       489000    488608.95       488608.95
27600220  68.2   7.375     3/1/99  2/1/29  2072.03   3/1/99       300000    300000.00       299771.72
27601368  63.0   6.875     3/1/99  2/1/29  4138.66   3/1/99       630000    630000.00       629470.72
27601400  79.0       7     4/1/99  3/1/29  1978.61   3/1/99       297400    297400.00       297400.00
27602754  72.0     7.5     3/1/99  2/1/29  3321.27   3/1/99       475000    475000.00       474647.48
27603042  90.0    7.25     2/1/99  1/1/29  2056.77   3/1/99       301500    301264.79       301028.16
27603562  75.0    7.25     3/1/99  2/1/29   1816.3   3/1/99       266250    266250.00       266042.29
27604107  69.1     7.5     3/1/99  2/1/29  2971.67   3/1/99       425000    425000.00       424684.58
27608397  75.0   6.875     3/1/99  2/1/29  1921.52   3/1/99       292500    292254.26       292254.26
27609171  48.5   7.375     3/1/99  2/1/29  1692.16   3/1/99       245000    245000.00       244813.57
27609221  65.8   6.875     3/1/99  2/1/29  3284.65   3/1/99       500000    500000.00       499579.93
27609338  66.5    7.25     3/1/99  2/1/29  2428.55   3/1/99       356000    356000.00       355722.28
27610989  79.8   7.125     3/1/99  2/1/29  4111.37   3/1/99       610250    609927.84       609437.92
27611581  77.6    7.25     3/1/99  2/1/29  2090.88   3/1/99       306500    306500.00       306260.89
27611748  77.9    7.25     3/1/99  2/1/29  1807.77   3/1/99       265000    264793.27       264793.27
27612118  61.7     7.5     3/1/99  2/1/29  2243.09   3/1/99       320800    320800.00       320561.91
27616671  67.6    7.25     3/1/99  2/1/29  4611.52   3/1/99       676000    675472.65       675472.65
27617984  62.4     7.5     3/1/99  2/1/29  1852.92   3/1/99       265000    265000.00       264803.33
27618495  48.4    7.25     3/1/99  2/1/29  1766.84   3/1/99       259000    259000.00       258797.95
27618701  62.0    7.25     3/1/99  2/1/29   2537.7   3/1/99       372000    372000.00       371709.80
27618891  80.0    7.25     3/1/99  2/1/29  2030.16   3/1/99       297600    297600.00       297367.84
27618974  62.3    7.25     4/1/99  3/1/29  1828.24   3/1/99       268000    268000.00       268000.00
27619204  67.4    7.25     4/1/99  3/1/29  1794.13   3/1/99       263000    263000.00       263000.00
27619741  75.0    7.25     3/1/99  2/1/29  1688.39   3/1/99       247500    247306.92       247306.92
27620608  68.6    7.25     3/1/99  2/1/29  2528.83   3/1/99       370700    370700.00       370410.82
27621366  70.0    7.25     4/1/99  3/1/29  2836.49   3/1/99       415800    415800.00       415800.00
27621507  69.5   7.375     3/1/99  2/1/29  2182.54   3/1/99       316000    316000.00       315759.54
27622083  78.1    7.25     2/1/99  1/1/29  1705.45   3/1/99       250000    249767.40       249570.96
27622257  70.0   7.375     3/1/99  2/1/29  3867.79   3/1/99       560000    560000.00       559573.88
27622307  73.0     7.5     3/1/99  2/1/29   1786.5   3/1/99       255500    255500.00       255310.38
27623040  80.0   7.125     3/1/99  2/1/29  3584.19   3/1/99       532000    531574.56       531574.56
27624519  71.3    7.25     3/1/99  2/1/29  2489.95   3/1/99       365000    365000.00       364715.26
27625151  46.9    7.25     3/1/99  2/1/29  2878.78   3/1/99       422000    421670.80       421670.80
27626969  78.7   7.375     4/1/99  3/1/29  3315.25   3/1/99       480000    480000.00       480000.00
27627439  75.6   7.625     3/1/99  2/1/29  1898.66   3/1/99       268250    268250.00       268055.85
27628015  78.0     6.5     3/1/99  2/1/29  1864.61   3/1/99       295000    295000.00       294733.31
27629948  80.0       7     3/1/99  2/1/29  2001.23   3/1/99       300800    300800.00       300553.44
27630011  58.6       7     3/1/99  2/1/29  2165.56   3/1/99       325500    325500.00       325233.19
27631415  95.0    7.25     3/1/99  2/1/29   1911.8   3/1/99       280250    280250.00       280031.38
27631688  54.5   7.125     3/1/99  2/1/29  2021.16   3/1/99       300000    300000.00       299760.09
27633288  79.6       7     4/1/99  3/1/29     2278   3/1/99       342400    341897.33       342179.28
27633478  56.4    7.25     3/1/99  2/1/29  3656.47   3/1/99       536000    536000.00       535581.86
27633668  66.8    7.25     4/1/99  3/1/29  1821.42   3/1/99       267000    267000.00       267000.00
27633825  45.6       7     3/1/99  2/1/29  4324.47   3/1/99       650000    650000.00       649467.20
27634195  76.6       7     3/1/99  2/1/29  1783.02   3/1/99       268000    268000.00       267780.31
27636125  80.0   7.375     3/1/99  2/1/29  1856.54   3/1/99       268800    268800.00       268595.46
27636828  63.6   6.875     3/1/99  2/1/29  2069.33   3/1/99       315000    315000.00       314735.36
27640440  66.7     7.5     3/1/99  2/1/29  2447.26   3/1/99       350000    350000.00       349740.24
27640630  62.4   6.625     3/1/99  2/1/29  1860.75   3/1/99       290600    290600.00       290343.60
27640713  68.8    7.25     3/1/99  2/1/29  3240.34   3/1/99       475000    474629.45       474629.45
27645308  59.2   7.125     3/1/99  2/1/29  3388.81   3/1/99       503000    503000.00       502597.75
27645464  68.1   6.875     3/1/99  2/1/29  2627.72   3/1/99       400000    400000.00       399663.95
27645589  78.4    7.25     3/1/99  2/1/29   2223.9   3/1/99       326000    326000.00       325745.68
27647874  80.0    7.25     3/1/99  2/1/29  2373.98   3/1/99       348000    348000.00       347728.52
27650571  79.8    7.25     4/1/99  3/1/29  2686.42   3/1/99       393800    393800.00       393800.00
27650886  67.7    7.25     3/1/99  2/1/29  3431.35   3/1/99       503000    502607.61       502607.61
27650969  74.4   7.375     3/1/99  2/1/29  2223.98   3/1/99       322000    322000.00       321754.98
27650977  76.3   7.375     3/1/99  2/1/29  2106.56   3/1/99       305000    305000.00       304767.92
27653039  54.4       7     4/1/99  3/1/29  2534.81   3/1/99       381000    381000.00       381000.00
27653989  75.0     6.5     3/1/99  2/1/29  3223.55   3/1/99       510000    510000.00       509538.95
27654367  80.0    7.25     3/1/99  2/1/29  1850.07   3/1/99       271200    271200.00       270988.43
27655208  75.0   6.875     3/1/99  2/1/29  2049.62   3/1/99       312000    312000.00       311737.88
27656362  75.0       7     3/1/99  2/1/29  1671.58   3/1/99       251250    251250.00       251044.05
27658004  79.5       7     3/1/99  2/1/29  1800.65   3/1/99       270650    270650.00       270428.14
27658178  55.7    7.25     4/1/99  3/1/19  2129.24   3/1/99       269395    269395.00       269395.00
27659028  37.9   7.375     3/1/99  2/1/29  2002.96   3/1/99       290000    290000.00       289779.33
27659325  78.1   7.375     3/1/99  2/1/29  2237.79   3/1/99       324000    324000.00       323753.46
27661693  80.0    6.75     3/1/99  2/1/29  1815.43   3/1/99       279900    279900.00       279659.01
27662543  64.0    6.75     3/1/99  2/1/29  2075.52   3/1/99       320000    320000.00       319724.48
27662964  77.1   7.375     3/1/99  2/1/29   1837.2   3/1/99       266000    266000.00       265797.59
27664903  64.2   6.875     3/1/99  2/1/29  3284.65   3/1/99       500000    500000.00       499579.93
27665967  80.0   6.875     3/1/99  2/1/29  3205.82   3/1/99       488000    488000.00       487590.01
27667575  80.0   7.125     3/1/99  2/1/29  2193.63   3/1/99       325600    325600.00       325339.62
27667963  64.2    7.25     3/1/99  2/1/29  2312.58   3/1/99       339000    339000.00       338735.55
27668086  75.0     7.5     3/1/99  2/1/29  2726.94   3/1/99       390000    390000.00       389710.56
27668243  88.5    7.25     3/1/99  2/1/29   2264.9   3/1/99       332010    332010.00       331750.99
27668938  64.6   7.375     3/1/99  2/1/29   1807.5   3/1/99       261700    261700.00       261500.86
27670991  55.6   7.375     4/1/99  3/1/29  3016.87   3/1/99       436800    436800.00       436800.00
27672989  80.0   7.125     4/1/99  3/1/29  2128.96   3/1/99       316000    316000.00       316000.00
27673326  64.3   7.125     3/1/99  2/1/29  1819.05   3/1/99       270000    270000.00       269784.08
27674670  32.4    6.25     3/1/99  2/1/29  1847.16   3/1/99       300000    300000.00       299715.34
27675859  79.2       7     4/1/99  3/1/29  2714.44   3/1/99       408000    408000.00       408000.00
27677392  59.8   7.125     3/1/99  2/1/29  2007.69   3/1/99       298000    298000.00       297761.69
27679265  50.7   7.375     3/1/99  2/1/29   1837.2   3/1/99       266000    265534.79       265534.79
27679562  80.0       7     3/1/99  2/1/29  1700.52   3/1/99       255600    255600.00       255390.48
27679729  68.7    7.25     3/1/99  2/1/29  2865.15   3/1/99       420000    420000.00       419672.35
27679869  80.0   6.875     3/1/99  2/1/29  2879.32   3/1/99       438300    438300.00       437931.77
27680545  57.1   7.375     3/1/99  2/1/29  3556.98   3/1/99       515000    515000.00       514608.12
27681998  80.0    7.25     3/1/99  2/1/29  1860.98   3/1/99       272800    272587.19       272587.19
27684059  69.6    6.75     4/1/99  3/1/29   2685.2   3/1/99       414000    414000.00       414000.00
27686187  74.4    7.25     3/1/99  2/1/29  2182.97   3/1/99       320000    320000.00       319750.36
27686617  80.0       7     3/1/99  2/1/29  1926.72   3/1/99       289600    289600.00       289362.61
27687524  69.3     7.5     3/1/99  2/1/29  1985.77   3/1/99       284000    284000.00       283789.23
27688506  64.6   7.375     3/1/99  2/1/29  2324.13   3/1/99       336500    336500.00       336243.94
27689835  69.4   6.875     4/1/99  3/1/29  2102.18   3/1/99       320000    320000.00       320000.00
27692623  80.0    7.25     3/1/99  2/1/29  4027.57   3/1/99       590400    589401.32       588934.72
27692755  78.8       7     3/1/99  2/1/29  2122.32   3/1/99       319000    319000.00       318738.51
27694215  62.8   6.875     3/1/99  2/1/29   1691.6   3/1/99       257500    257283.66       257283.66
27695642  54.5    6.75     4/1/99  3/1/29   1945.8   3/1/99       300000    300000.00       300000.00
27696251  80.0    7.25     4/1/99  3/1/29  4338.65   3/1/99       636000    636000.00       636000.00
27698273  62.8    7.25     3/1/99  2/1/29  1841.88   3/1/99       270000    270000.00       269789.37
27698646  73.4    7.25     4/1/99  3/1/29  2878.79   3/1/99       422000    422000.00       422000.00
27700517  62.7   7.125     3/1/99  2/1/29  3334.91   3/1/99       495000    495000.00       494604.15
27702125  70.0   7.375     4/1/99  3/1/29  3524.52   3/1/99       510300    510300.00       510300.00
27704204  80.0       7     3/1/99  2/1/29  2208.81   3/1/99       332000    332000.00       331727.86
27704600  75.0     7.5     3/1/99  2/1/29  2150.09   3/1/99       307500    307500.00       307271.79
27704618  58.8   7.375     3/1/99  2/1/29  2436.71   3/1/99       352800    352800.00       352531.54
27705276  76.5   7.125     4/1/99  3/1/29  3503.34   3/1/99       520000    520000.00       520000.00
27705912  63.2   6.875     3/1/99  2/1/29  2535.75   3/1/99       386000    386000.00       385675.71
27707470  37.5   7.375     4/1/99  3/1/29  3515.54   3/1/99       509000    509000.00       509000.00
27709716  75.4   6.625     3/1/99  2/1/29  1664.81   3/1/99       260000    260000.00       259770.61
27712348  35.8       7     3/1/99  2/1/29  1848.22   3/1/99       277800    277800.00       277572.28
27712843  46.7     6.5     3/1/99  2/1/29  2212.24   3/1/99       350000    349683.59       349683.59
27713049  59.5       7     4/1/99  3/1/29   2295.3   3/1/99       345000    345000.00       345000.00
27716323  80.0    6.75     4/1/99  3/1/29  1701.93   3/1/99       262400    262400.00       262400.00
27716729  80.0   7.125     3/1/99  2/1/29  3274.95   3/1/99       486100    486100.00       485711.27
27718469  21.8   7.125     4/1/99  3/1/29  2344.55   3/1/99       348000    348000.00       348000.00
27719129  57.4       7     4/1/99  3/1/29  1909.42   3/1/99       287000    287000.00       287000.00
27721075  80.0       7     3/1/99  2/1/29  3699.09   3/1/99       556000    556000.00       555544.24
27722610  43.9   7.375     3/1/99  2/1/29  3028.62   3/1/99       438500    438500.00       438166.33
27722800  69.7   7.375     3/1/99  2/1/29  2334.49   3/1/99       338000    338000.00       337742.80
27724004  69.0       7     3/1/99  2/1/29  3579.33   3/1/99       538000    538000.00       537559.00
27725803  50.0     6.5     4/1/99  3/1/29  2212.24   3/1/99       350000    350000.00       350000.00
27726017  67.5   6.625     4/1/99  3/1/29  1728.84   3/1/99       270000    270000.00       270000.00
27726751  61.7    6.75     4/1/99  3/1/29  2122.22   3/1/99       327200    327200.00       327200.00
27729532  70.0    7.25     3/1/99  2/1/29  4249.96   3/1/99       623000    622266.50       622266.50
27730381  60.8    7.25     4/1/99  3/1/29  2735.53   3/1/99       401000    401000.00       401000.00
27730498  80.0       7     3/1/99  2/1/29  2262.03   3/1/99       340000    340000.00       339721.30
27737030  69.6   7.125     4/1/99  3/1/29  3072.16   3/1/99       456000    456000.00       456000.00
27737097  74.8   7.375     3/1/99  2/1/29  4337.44   3/1/99       628000    628000.00       627522.14
27737204  69.6    7.25     3/1/99  2/1/29  2421.73   3/1/99       355000    355000.00       354723.06
27738822  38.4       7     3/1/99  2/1/29  2552.77   3/1/99       383700    383700.00       383385.48
27739150  63.2       7     3/1/99  2/1/29  1899.44   3/1/99       285500    285500.00       285265.98
27742352  74.8   7.375     3/1/99  2/1/29  2065.12   3/1/99       299000    299000.00       298772.48
27743046  77.8       7     4/1/99  3/1/29  2328.56   3/1/99       350000    350000.00       350000.00
27744036  65.0    7.25     4/1/99  3/1/29  4434.15   3/1/99       650000    650000.00       650000.00
27744275  74.9    7.25     3/1/99  2/1/29  2278.47   3/1/99       334000    334000.00       333739.45
27744861  69.4    7.25     4/1/99  3/1/29  2510.41   3/1/99       368000    368000.00       368000.00
27745082  62.4       7     4/1/99  3/1/29  2741.05   3/1/99       412000    412000.00       412000.00
27745504  61.4    7.25     4/1/99  3/1/29  2026.07   3/1/99       297000    297000.00       297000.00
27745660  75.0    7.25     4/1/99  3/1/29  2839.56   3/1/99       416250    416250.00       416250.00
27746239  74.5    7.25     3/1/99  2/1/29  2387.62   3/1/99       350000    350000.00       349726.96
27746460  73.6    7.25     4/1/99  3/1/29  1807.77   3/1/99       265000    265000.00       265000.00
27749357  39.0   6.625     3/1/99  2/1/29  2996.66   3/1/99       468000    468000.00       467587.09
27752070  74.1       7     4/1/99  3/1/29  1995.91   3/1/99       300000    300000.00       300000.00
27753516  90.0    7.25     3/1/99  2/1/29  1995.37   3/1/99       292500    292500.00       292271.82
27758499  54.1   6.875     4/1/99  3/1/29  3941.58   3/1/99       600000    600000.00       600000.00
27762293  76.3   7.125     3/1/99  2/1/29  2411.92   3/1/99       358000    358000.00       357713.71
27762806  54.0   6.875     4/1/99  3/1/29  1708.02   3/1/99       260000    260000.00       260000.00
30005151  80.0   7.625     3/1/99  2/1/29  2893.47   3/1/99       408800    408800.00       408504.11


                                                            Total Loans                          1220
                                                            Sched UPB                 $416,136,320.09
                                                            WAC                                 7.184
                                                            WAM                                 357.3
                                                            WOLTV                                72.4
                                                            WCLTV                                72.3


LOAN#       PURP         DOC            APPRAISAL    RTRM     CLTV
-----       ----         ---            ---------    ----     ----
22507339    R/T REFI     FULL/ALT          345000     359     78.1
22663801    R/T REFI     FULL/ALT          355000     359     78.6
22670293    PURCH        FULL/ALT          436000     359     80.0
22678528    R/T REFI     FULL/ALT          430000     359     80.0
22685754    C/O REFI     FULL/ALT          525000     359     70.0
22688923    PURCH        FULL/ALT          335000     359     87.8
22703557    C/O REFI     FULL/ALT          384000     359     65.1
22706832    R/T REFI     FULL/ALT          513000     299     75.0
22710305    R/T REFI     FULL/ALT          423000     360     75.7
22713101    PURCH        FULL/ALT          541000     359     71.4
22716716    PURCH        FULL/ALT          400000     359     80.0
22720163    R/T REFI     FULL/ALT          525000     359     48.1
22720767    PURCH        FULL/ALT          400000     359     90.0
22720908    PURCH        FULL/ALT          455000     359     80.0
22725253    R/T REFI     FULL/ALT          380000     299     75.0
22725626    R/T REFI     FULL/ALT          490000     360     59.8
22731012    R/T REFI     FULL/ALT          745000     357     64.0
22732382    R/T REFI     FULL/ALT          580000     360     67.8
22737175    R/T REFI     FULL/ALT          600000     359     78.5
22737837    R/T REFI     FULL/ALT          382000     239     78.0
22745913    R/T REFI     FULL/ALT          440000     359     63.6
22746101    PURCH        FULL/ALT          390000     359     80.0
22746515    PURCH        FULL/ALT          525000     359     79.9
22748552    C/O REFI     FULL/ALT          540000     359     66.7
22749535    PURCH        FULL/ALT          380000     359     80.0
22750491    R/T REFI     FULL/ALT          675000     359     71.0
22780563    PURCH        FULL/ALT          750000     359     49.0
27646785    R/T REFI     FULL/ALT          400000     360     65.0
27670686    PURCH        FULL/ALT          285000     360     90.0
27671932    PURCH        FULL/ALT          337000     360     80.0
27678481    PURCH        FULL/ALT          370000     360     80.0
27746155    PURCH        FULL/ALT          480000     360     80.0
27761857    R/T REFI     FULL/ALT          412000     360     80.0
21807797    R/T REFI     FULL/ALT          575000     358     77.3
21884051    PURCH        FULL/ALT         1525000     359     42.9
21922505    R/T REFI     FULL/ALT          298000     351     79.5
21982400    PURCH        FULL/ALT          350000     358     79.9
22038095    PURCH        FULL/ALT          485511     359     80.0
22059000    PURCH        FULL/ALT          274000     359     94.9
22063929    PURCH        FULL/ALT          305000     358     89.8
22094742    PURCH        FULL/ALT          270000     358     94.8
22105514    PURCH        FULL/ALT          380000     358     79.9
22169361    PURCH        FULL/ALT          325000     358     89.8
22172654    R/T REFI     FULL/ALT          365000     358     70.1
22204317    R/T REFI     FULL/ALT          475000     358     61.2
22226146    PURCH        FULL/ALT          339000     358     79.8
22286355    PURCH        FULL/ALT          320000     369     79.9
22303101    C/O REFI     FULL/ALT          415000     357     74.9
22307177    R/T REFI     FULL/ALT          525000     359     65.7
22310882    PURCH        FULL/ALT          323000     357     92.7
22317622    C/O REFI     FULL/ALT          630000     358     45.1
22321632    PURCH        FULL/ALT          254000     357     94.9
22326037    R/T REFI     FULL/ALT          300000     357     78.0
22327845    R/T REFI     FULL/ALT          502000     238     74.9
22339584    R/T REFI     FULL/ALT          790000     359     76.8
22360416    R/T REFI     FULL/ALT          600000     359     59.2
22373906    R/T REFI     FULL/ALT          335000     358     79.2
22375711    PURCH        FULL/ALT          512000     356     79.8
22378905    R/T REFI     FULL/ALT          460000     356     72.0
22385124    PURCH        FULL/ALT          470000     357     79.8
22394308    R/T REFI     FULL/ALT          875000     238     39.9
22395271    R/T REFI     FULL/ALT          450000     358     74.9
22395693    R/T REFI     FULL/ALT          316000     358     77.8
22397574    C/O REFI     FULL/ALT          540000     358     61.1
22399497    PURCH        FULL/ALT          452000     358     79.9
22409213    R/T REFI     FULL/ALT          325000     358     88.5
22410807    R/T REFI     FULL/ALT          490000     358     69.3
22411649    C/O REFI     FULL/ALT          600000     358     74.9
22430417    R/T REFI     FULL/ALT          950000     357     48.3
22439178    PURCH        FULL/ALT          287500     358     94.9
22440549    R/T REFI     FULL/ALT          510000     357     78.3
22440622    R/T REFI     FULL/ALT          325000     357     73.7
22440663    R/T REFI     FULL/ALT          481000     357     79.7
22441760    PURCH        FULL/ALT          356000     359     90.0
22442164    R/T REFI     FULL/ALT          680000     358     56.0
22442263    R/T REFI     FULL/ALT          348500     358     79.9
22454342    PURCH        FULL/ALT         1450000     359     55.2
22460695    R/T REFI     FULL/ALT          625000     357     79.9
22466213    PURCH        FULL/ALT          425000     358     79.9
22486120    R/T REFI     FULL/ALT          375000     358     75.3
22489546    PURCH        FULL/ALT          315000     357     89.9
22493878    C/O REFI     FULL/ALT          350000     358     74.9
22495527    PURCH        FULL/ALT          466000     357     79.9
22496434    R/T REFI     FULL/ALT          372000     357     79.8
22498406    R/T REFI     FULL/ALT          320000     357     79.9
22499461    R/T REFI     FULL/ALT          728000     358     61.5
22499750    R/T REFI     FULL/ALT          400000     358     62.5
22499875    R/T REFI     FULL/ALT         1000000     357     42.1
22500045    C/O REFI     FULL/ALT          480000     358     69.7
22500342    PURCH        FULL/ALT          575000     358     79.9
22500433    R/T REFI     FULL/ALT          356000     358     75.0
22500599    PURCH        FULL/ALT          325000     358     79.9
22500987    PURCH        FULL/ALT          780000     358     65.6
22502876    R/T REFI     FULL/ALT          405000     357     89.5
22503387    PURCH        FULL/ALT          274000     357     94.9
22504914    PURCH        FULL/ALT          475000     358     69.1
22507248    PURCH        FULL/ALT          610000     358     79.9
22509723    R/T REFI     FULL/ALT          340000     358     71.4
22514939    R/T REFI     FULL/ALT          350000     358     79.9
22517031    R/T REFI     FULL/ALT          530000     359     74.7
22519052    C/O REFI     FULL/ALT          379000     358     68.5
22521272    R/T REFI     FULL/ALT          440000     358     74.2
22521751    R/T REFI     FULL/ALT          500000     358     75.9
22521769    R/T REFI     FULL/ALT          425000     358     74.6
22522536    R/T REFI     FULL/ALT          420000     358     74.9
22522957    R/T REFI     FULL/ALT          325000     358     76.3
22523047    R/T REFI     FULL/ALT          850000     358     76.4
22524565    R/T REFI     FULL/ALT          325000     357     79.7
22526503    R/T REFI     FULL/ALT          360000     359     75.0
22529119    PURCH        FULL/ALT          414000     357     57.9
22530547    PURCH        FULL/ALT          382000     357     89.8
22531842    PURCH        FULL/ALT          300000     358     94.7
22532683    R/T REFI     FULL/ALT          348000     358     79.8
22532816    PURCH        FULL/ALT          375500     357     74.8
22533012    R/T REFI     FULL/ALT          738000     358     64.4
22535199    C/O REFI     FULL/ALT          950000     358     42.1
22536700    R/T REFI     FULL/ALT          460000     359     65.0
22538185    PURCH        FULL/ALT          455000     358     54.9
22538516    R/T REFI     FULL/ALT          990000     358     65.6
22538656    C/O REFI     FULL/ALT          394500     298     70.1
22538961    PURCH        FULL/ALT          300000     357     89.9
22540025    C/O REFI     FULL/ALT          700000     357     57.1
22541288    R/T REFI     FULL/ALT          515000     358     67.0
22544308    R/T REFI     FULL/ALT          545000     358     73.5
22545792    PURCH        FULL/ALT          192000     358     79.9
22545842    PURCH        FULL/ALT          130000     357     79.8
22546097    PURCH        FULL/ALT          442000     357     79.9
22546329    C/O REFI     FULL/ALT          397000     358     74.9
22548002    PURCH        FULL/ALT          429000     358     79.9
22549281    R/T REFI     FULL/ALT          590000     358     77.6
22549679    PURCH        FULL/ALT          396000     358     71.1
22549893    R/T REFI     FULL/ALT          400000     358     77.4
22551402    R/T REFI     FULL/ALT          550000     357     77.2
22551428    C/O REFI     FULL/ALT          415000     358     74.8
22552087    R/T REFI     FULL/ALT          643000     358     74.9
22552186    PURCH        FULL/ALT          267500     358     94.9
22552723    PURCH        FULL/ALT          249000     358     94.6
22552822    PURCH        FULL/ALT          313000     358     79.9
22553317    PURCH        FULL/ALT          580000     358     79.9
22556872    PURCH        FULL/ALT          290000     357     83.9
22557433    PURCH        FULL/ALT          600000     357     73.0
22558456    R/T REFI     FULL/ALT          735000     357     79.9
22558613    R/T REFI     FULL/ALT          315000     358     85.2
22558647    R/T REFI     FULL/ALT          260000     357     89.6
22558977    R/T REFI     FULL/ALT          745000     359     71.4
22559728    R/T REFI     FULL/ALT          810000     358     74.9
22560312    R/T REFI     FULL/ALT          303000     359     90.0
22561021    PURCH        FULL/ALT          390000     357     79.8
22561724    PURCH        FULL/ALT          415000     358     79.9
22564108    PURCH        FULL/ALT          333000     358     79.9
22564579    PURCH        FULL/ALT          253000     358     94.9
22569065    PURCH        FULL/ALT          318000     357     79.9
22570089    PURCH        FULL/ALT          305000     358     94.9
22570329    R/T REFI     FULL/ALT          625000     357     73.3
22571236    PURCH        FULL/ALT          499200     358     79.9
22571590    PURCH        FULL/ALT          335000     358     94.9
22571871    R/T REFI     FULL/ALT          475000     358     56.0
22571947    PURCH        FULL/ALT          670000     358     79.9
22571954    C/O REFI     FULL/ALT          450000     358     79.9
22572051    PURCH        FULL/ALT          460000     357     79.7
22572226    PURCH        FULL/ALT          572500     358     78.9
22572358    R/T REFI     FULL/ALT          460000     357     76.0
22572721    R/T REFI     FULL/ALT          320000     358     89.9
22573026    PURCH        FULL/ALT          492000     358     79.9
22573075    PURCH        FULL/ALT          330000     358     75.6
22573323    R/T REFI     FULL/ALT          360000     358     78.7
22574404    PURCH        FULL/ALT          292000     358     94.9
22574545    PURCH        FULL/ALT          460000     358     66.1
22575484    R/T REFI     FULL/ALT          452000     358     79.9
22576318    PURCH        FULL/ALT          290000     357     94.9
22576847    R/T REFI     FULL/ALT          340000     358     89.7
22577191    PURCH        FULL/ALT         1050000     358     70.6
22577290    PURCH        FULL/ALT          385000     358     79.9
22577316    PURCH        FULL/ALT          462000     358     79.9
22577522    R/T REFI     FULL/ALT          395000     358     78.5
22577647    C/O REFI     FULL/ALT          350000     357     74.9
22577696    R/T REFI     FULL/ALT          410000     358     78.5
22578470    PURCH        FULL/ALT          408500     357     74.9
22578553    R/T REFI     FULL/ALT          695000     358     74.6
22578777    C/O REFI     FULL/ALT          625000     359     57.6
22579478    R/T REFI     FULL/ALT          355000     358     77.7
22579767    PURCH        FULL/ALT          298000     357     79.9
22579916    R/T REFI     FULL/ALT          425000     357     85.6
22580500    PURCH        FULL/ALT          345000     358     79.9
22581268    PURCH        FULL/ALT          314000     358     94.9
22581292    C/O REFI     FULL/ALT          415000     358     74.8
22581417    PURCH        FULL/ALT          312000     358     89.9
22581532    PURCH        FULL/ALT          425000     357     79.9
22581896    PURCH        FULL/ALT          325000     358     79.9
22581995    PURCH        FULL/ALT          330000     357     89.9
22582274    PURCH        FULL/ALT          620000     358     75.5
22582290    R/T REFI     FULL/ALT          403000     299     75.8
22585186    PURCH        FULL/ALT          292000     358     79.9
22585491    PURCH        FULL/ALT          423000     357     67.3
22586150    PURCH        FULL/ALT          318000     358     94.9
22586192    PURCH        FULL/ALT          344000     358     79.9
22587091    PURCH        FULL/ALT          410000     357     79.8
22587729    R/T REFI     FULL/ALT          268000     357     88.7
22588438    R/T REFI     FULL/ALT          360000     358     71.9
22589253    PURCH        FULL/ALT          350000     358     79.9
22589337    R/T REFI     FULL/ALT          355000     357     79.9
22589550    PURCH        FULL/ALT          365000     359     80.0
22590004    PURCH        FULL/ALT          293000     358     89.4
22590012    PURCH        FULL/ALT          281500     357     94.9
22590160    C/O REFI     FULL/ALT          325000     358     74.9
22590566    PURCH        FULL/ALT          385000     358     79.9
22590962    PURCH        FULL/ALT          410000     358     79.9
22591093    PURCH        FULL/ALT          308000     358     79.9
22591200    R/T REFI     FULL/ALT          326000     358     79.7
22591440    R/T REFI     FULL/ALT          440000     358     79.3
22591556    R/T REFI     FULL/ALT          380000     358     78.3
22592364    PURCH        FULL/ALT          315000     358     89.9
22592927    C/O REFI     FULL/ALT          400000     358     74.9
22593065    PURCH        FULL/ALT          838000     357     78.0
22593156    C/O REFI     FULL/ALT          650000     358     50.0
22593545    PURCH        FULL/ALT          310000     358     79.9
22594204    R/T REFI     FULL/ALT         1650000     358     22.4
22594733    PURCH        FULL/ALT          400000     358     87.6
22594964    R/T REFI     FULL/ALT         1350000     357     37.0
22595045    PURCH        FULL/ALT          780000     359     79.9
22595193    PURCH        FULL/ALT          767000     358     79.9
22595359    PURCH        FULL/ALT          335000     358     79.9
22595391    PURCH        FULL/ALT          508000     357     79.9
22595888    R/T REFI     FULL/ALT          455000     357     79.9
22595912    C/O REFI     FULL/ALT          700000     357     49.2
22596118    PURCH        FULL/ALT          379950     357     79.8
22596209    PURCH        FULL/ALT          425000     358     79.9
22596886    R/T REFI     FULL/ALT          392000     358     79.9
22596951    R/T REFI     FULL/ALT          355000     358     83.6
22597181    C/O REFI     FULL/ALT          775000     358     69.1
22597504    R/T REFI     FULL/ALT         1010000     358     45.0
22597975    R/T REFI     FULL/ALT          400000     358     70.7
22598098    R/T REFI     FULL/ALT          361000     357     74.1
22598106    R/T REFI     FULL/ALT          315000     358     77.3
22598544    R/T REFI     FULL/ALT          415000     358     79.9
22598569    C/O REFI     FULL/ALT          675000     358     64.4
22598700    R/T REFI     FULL/ALT          325000     358     81.4
22598759    PURCH        FULL/ALT          380000     357     79.9
22598965    PURCH        FULL/ALT          415000     357     79.9
22599260    R/T REFI     FULL/ALT          615000     359     56.7
22599294    R/T REFI     FULL/ALT          530000     359     76.3
22599310    R/T REFI     FULL/ALT          760000     358     52.6
22599674    R/T REFI     FULL/ALT          600000     359     78.8
22599872    PURCH        FULL/ALT          540000     358     62.5
22599906    PURCH        FULL/ALT          419000     358     76.0
22600217    PURCH        FULL/ALT          248000     358     94.9
22600407    PURCH        FULL/ALT          400000     357     65.6
22600597    PURCH        FULL/ALT          470000     358     42.3
22600712    C/O REFI     FULL/ALT          530000     358     47.2
22600860    R/T REFI     FULL/ALT          450000     358     79.9
22601025    R/T REFI     FULL/ALT          480000     358     72.9
22601173    R/T REFI     FULL/ALT          355000     358     76.8
22601298    C/O REFI     FULL/ALT          345000     358     74.9
22601306    R/T REFI     FULL/ALT          350000     358     77.3
22603021    R/T REFI     FULL/ALT          840000     358     58.9
22603161    PURCH        FULL/ALT          375000     357     79.9
22603427    R/T REFI     FULL/ALT          333000     359     76.7
22603765    R/T REFI     FULL/ALT          360000     358     79.1
22604250    PURCH        FULL/ALT          544000     357     79.9
22604359    C/O REFI     FULL/ALT          405000     359     75.0
22604383    PURCH        FULL/ALT          355000     358     79.9
22604441    PURCH        FULL/ALT          345000     358     94.9
22604896    PURCH        FULL/ALT          446500     358     79.9
22604979    PURCH        FULL/ALT          652000     357     68.2
22604995    PURCH        FULL/ALT          596000     357     79.9
22605091    PURCH        FULL/ALT          400000     359     79.9
22605133    PURCH        FULL/ALT          540000     358     79.9
22605513    R/T REFI     FULL/ALT          540000     358     69.7
22605539    PURCH        FULL/ALT          350000     359     79.9
22605562    PURCH        FULL/ALT          519000     357     79.9
22605901    PURCH        FULL/ALT          340000     357     79.8
22606214    PURCH        FULL/ALT          476000     358     79.9
22606289    PURCH        FULL/ALT          270000     358     89.8
22606404    PURCH        FULL/ALT          330000     358     79.9
22606651    C/O REFI     FULL/ALT          602000     359     69.9
22606735    PURCH        FULL/ALT          355000     358     79.9
22607329    R/T REFI     FULL/ALT          370000     358     78.0
22607428    R/T REFI     FULL/ALT          500000     358     53.5
22607444    R/T REFI     FULL/ALT          645000     359     47.3
22607592    PURCH        FULL/ALT          290000     358     89.9
22608228    R/T REFI     FULL/ALT          480000     358     70.6
22608798    R/T REFI     FULL/ALT          425000     358     69.6
22609317    C/O REFI     FULL/ALT          450000     358     74.9
22609861    PURCH        FULL/ALT          269500     357     79.9
22610968    PURCH        FULL/ALT          520000     359     54.0
22611040    PURCH        FULL/ALT          450000     358     79.4
22611644    PURCH        FULL/ALT          425000     358     64.6
22611685    PURCH        FULL/ALT          359000     358     79.9
22612253    R/T REFI     FULL/ALT          401750     359     69.9
22612279    PURCH        FULL/ALT          750000     358     79.9
22612303    PURCH        FULL/ALT          350000     359     90.0
22612345    C/O REFI     FULL/ALT          405000     358     66.6
22612386    R/T REFI     FULL/ALT          351000     359     89.7
22612469    PURCH        FULL/ALT          320000     359     90.0
22612733    PURCH        FULL/ALT          490000     358     79.9
22613186    PURCH        FULL/ALT          300000     358     89.9
22613418    R/T REFI     FULL/ALT          280000     359     90.0
22613475    PURCH        FULL/ALT          361000     358     79.9
22613491    R/T REFI     FULL/ALT          390000     359     74.8
22613830    PURCH        FULL/ALT          268000     358     94.9
22614267    PURCH        FULL/ALT          445000     358     70.7
22614416    R/T REFI     FULL/ALT         1140000     358     67.5
22614754    R/T REFI     FULL/ALT          385000     358     62.6
22614796    R/T REFI     FULL/ALT          453000     358     72.0
22615017    PURCH        FULL/ALT          407000     358     79.9
22615108    PURCH        FULL/ALT          775000     358     46.3
22615124    PURCH        FULL/ALT          325000     358     79.9
22615421    PURCH        FULL/ALT          700000     359     80.0
22616114    PURCH        FULL/ALT          650000     358     76.7
22616338    PURCH        FULL/ALT          274000     358     94.9
22616700    PURCH        FULL/ALT          500000     358     79.9
22617054    PURCH        FULL/ALT          460000     358     84.9
22617161    R/T REFI     FULL/ALT          335000     358     74.6
22617179    PURCH        FULL/ALT          374000     357     79.9
22617302    R/T REFI     FULL/ALT          480000     358     64.5
22617310    R/T REFI     FULL/ALT          353000     358     79.3
22617716    PURCH        FULL/ALT          317000     358     79.9
22617773    PURCH        FULL/ALT          374000     357     79.8
22618011    R/T REFI     FULL/ALT          467000     355     69.8
22618029    C/O REFI     FULL/ALT          375000     358     74.1
22618128    PURCH        FULL/ALT          289000     358     94.9
22618219    C/O REFI     FULL/ALT          845000     358     71.2
22618268    PURCH        FULL/ALT          591000     341     46.1
22618888    R/T REFI     FULL/ALT          366000     357     84.9
22619282    PURCH        FULL/ALT          540000     359     80.0
22619498    PURCH        FULL/ALT          400000     358     78.7
22619860    R/T REFI     FULL/ALT          365000     358     79.9
22620637    PURCH        FULL/ALT          498500     358     55.6
22620884    C/O REFI     FULL/ALT          410000     358     74.9
22621031    R/T REFI     FULL/ALT          475000     359     77.5
22621056    C/O REFI     FULL/ALT          410000     358     73.1
22621395    PURCH        FULL/ALT          480000     358     79.9
22621510    PURCH        FULL/ALT          545000     358     55.6
22621528    C/O REFI     FULL/ALT         1200000     358     40.4
22621775    C/O REFI     FULL/ALT          430000     358     74.9
22621866    C/O REFI     FULL/ALT          500000     358     57.4
22622096    PURCH        FULL/ALT          385000     358     71.2
22622195    PURCH        FULL/ALT          369000     358     72.8
22622476    R/T REFI     FULL/ALT          443000     358     79.9
22622484    PURCH        FULL/ALT          400000     358     72.4
22622492    C/O REFI     FULL/ALT          350000     358     74.9
22622690    R/T REFI     FULL/ALT          383000     358     68.7
22623144    PURCH        FULL/ALT          335000     358     79.6
22623151    PURCH        FULL/ALT          311000     358     79.9
22623185    PURCH        FULL/ALT          400000     358     73.7
22623243    PURCH        FULL/ALT          325000     358     84.5
22623250    R/T REFI     FULL/ALT          450000     359     73.3
22623292    PURCH        FULL/ALT          315000     358     85.6
22623524    C/O REFI     FULL/ALT          400000     358     70.5
22623540    PURCH        FULL/ALT          325000     358     79.9
22623631    PURCH        FULL/ALT          330000     358     79.9
22623755    R/T REFI     FULL/ALT          450000     239     66.7
22624118    R/T REFI     FULL/ALT          760000     358     78.8
22624217    PURCH        FULL/ALT          455000     358     75.2
22624324    PURCH        FULL/ALT          430000     358     70.5
22624431    PURCH        FULL/ALT          293000     358     89.9
22624647    R/T REFI     FULL/ALT          830000     359     68.3
22624696    R/T REFI     FULL/ALT          765000     359     36.2
22624795    C/O REFI     FULL/ALT          760000     358     74.9
22625024    R/T REFI     FULL/ALT          355000     358     77.4
22625651    C/O REFI     FULL/ALT          460000     359     71.3
22625974    R/T REFI     FULL/ALT          600000     358     71.6
22626022    R/T REFI     FULL/ALT         1350000     359     39.0
22626105    R/T REFI     FULL/ALT          370000     358     79.9
22626154    R/T REFI     FULL/ALT          314000     358     79.4
22626238    PURCH        FULL/ALT          365000     358     89.9
22626295    C/O REFI     FULL/ALT          405000     358     74.0
22626451    PURCH        FULL/ALT          330000     358     89.9
22626469    PURCH        FULL/ALT          745000     358     38.1
22626584    R/T REFI     FULL/ALT          450000     359     72.2
22626667    C/O REFI     FULL/ALT          615000     359     53.6
22626733    PURCH        FULL/ALT          475000     359     58.6
22626873    R/T REFI     FULL/ALT          625000     357     70.5
22626907    R/T REFI     FULL/ALT          646000     359     59.5
22627160    R/T REFI     FULL/ALT          410000     358     60.7
22627384    R/T REFI     FULL/ALT          585000     358     79.9
22627574    PURCH        FULL/ALT          400000     358     62.4
22627830    PURCH        FULL/ALT          342000     358     79.9
22627848    R/T REFI     FULL/ALT          707000     358     74.9
22627855    R/T REFI     FULL/ALT          486000     358     79.9
22628473    PURCH        FULL/ALT          559000     358     79.9
22628507    PURCH        FULL/ALT          595000     358     79.2
22628549    C/O REFI     FULL/ALT          500000     358     59.0
22628580    R/T REFI     FULL/ALT          685000     358     47.4
22628713    PURCH        FULL/ALT          639000     358     79.9
22628739    C/O REFI     FULL/ALT          525000     358     63.3
22628754    R/T REFI     FULL/ALT          375000     358     73.3
22628879    PURCH        FULL/ALT          350000     358     77.5
22628945    PURCH        FULL/ALT          400000     358     79.9
22629042    R/T REFI     FULL/ALT          425000     358     74.9
22629570    PURCH        FULL/ALT          489000     358     79.9
22630123    PURCH        FULL/ALT          686500     359     80.0
22630388    C/O REFI     FULL/ALT          485000     358     56.7
22630503    R/T REFI     FULL/ALT          630000     359     64.2
22630750    PURCH        FULL/ALT          372000     358     89.9
22630883    PURCH        FULL/ALT          330000     358     91.3
22631014    C/O REFI     FULL/ALT          400000     358     66.4
22631287    R/T REFI     FULL/ALT          380000     357     79.9
22631295    R/T REFI     FULL/ALT          950000     358     59.7
22631394    R/T REFI     FULL/ALT          450000     358     88.2
22631519    C/O REFI     FULL/ALT          595000     358     48.7
22631550    R/T REFI     FULL/ALT          375000     358     81.4
22631873    R/T REFI     FULL/ALT          580000     358     71.7
22631980    C/O REFI     FULL/ALT          460000     358     72.8
22632434    C/O REFI     FULL/ALT          435000     358     74.9
22632475    PURCH        FULL/ALT          495000     358     80.1
22632608    R/T REFI     FULL/ALT          425000     358     70.5
22632616    PURCH        FULL/ALT          318000     358     79.9
22632657    R/T REFI     FULL/ALT          475000     359     74.9
22632673    PURCH        FULL/ALT          420000     358     79.9
22633267    R/T REFI     FULL/ALT          545000     359     61.8
22633325    PURCH        FULL/ALT          285000     358     94.9
22633465    C/O REFI     FULL/ALT          750000     358     67.9
22633911    C/O REFI     FULL/ALT          448000     358     73.6
22634497    PURCH        FULL/ALT          366000     358     79.8
22634687    C/O REFI     FULL/ALT          580000     358     74.9
22634711    R/T REFI     FULL/ALT          420000     358     76.6
22634778    PURCH        FULL/ALT          375000     358     89.7
22635239    R/T REFI     FULL/ALT          390000     358     66.6
22635262    PURCH        FULL/ALT          540000     359     80.0
22635395    R/T REFI     FULL/ALT          580000     358     66.2
22635460    C/O REFI     FULL/ALT          545000     358     73.3
22636955    R/T REFI     FULL/ALT         1100000     359     52.0
22637037    PURCH        FULL/ALT          390000     358     79.9
22637128    R/T REFI     FULL/ALT          507000     359     68.7
22637276    PURCH        FULL/ALT          670000     358     79.9
22637656    C/O REFI     FULL/ALT          405000     358     66.9
22637680    PURCH        FULL/ALT          365000     358     79.4
22638126    PURCH        FULL/ALT          584000     359     80.0
22638258    R/T REFI     FULL/ALT          460000     358     86.0
22638316    R/T REFI     FULL/ALT          415000     358     68.8
22638746    PURCH        FULL/ALT          467000     357     79.8
22638761    PURCH        FULL/ALT          382000     357     79.8
22638787    PURCH        FULL/ALT          393000     357     79.9
22638811    C/O REFI     FULL/ALT          420000     358     70.5
22639330    PURCH        FULL/ALT          370000     358     79.9
22639538    R/T REFI     FULL/ALT          439000     358     73.7
22639983    C/O REFI     FULL/ALT          745000     359     65.8
22640668    R/T REFI     FULL/ALT          655000     358     67.2
22640924    R/T REFI     FULL/ALT          455000     359     80.0
22641138    PURCH        FULL/ALT          408000     359     79.9
22641435    PURCH        FULL/ALT          385000     358     79.9
22641443    R/T REFI     FULL/ALT          360000     358     78.2
22641666    PURCH        FULL/ALT          462000     358     74.8
22641971    PURCH        FULL/ALT          402000     358     89.9
22642151    R/T REFI     FULL/ALT          372000     358     76.7
22642284    R/T REFI     FULL/ALT          840000     358     74.9
22642391    R/T REFI     FULL/ALT          566000     356     52.9
22642441    R/T REFI     FULL/ALT          465000     359     78.9
22642904    PURCH        FULL/ALT          391000     358     87.5
22643639    PURCH        FULL/ALT          670000     358     79.9
22643928    PURCH        FULL/ALT         1200000     358     55.6
22644090    PURCH        FULL/ALT          290000     358     89.9
22644199    PURCH        FULL/ALT          410000     358     79.7
22644272    PURCH        FULL/ALT          325000     357     79.8
22644447    R/T REFI     FULL/ALT          386000     359     79.9
22644504    R/T REFI     FULL/ALT          420000     358     79.9
22644652    R/T REFI     FULL/ALT          340000     358     73.5
22645386    R/T REFI     FULL/ALT          645000     358     46.2
22645717    PURCH        FULL/ALT          397000     358     79.8
22646152    PURCH        FULL/ALT          650000     358     79.9
22646202    PURCH        FULL/ALT          336000     358     79.9
22646210    R/T REFI     FULL/ALT          625000     358     49.0
22646384    R/T REFI     FULL/ALT         2920000     359      8.6
22646756    PURCH        FULL/ALT          415000     359     90.0
22646798    R/T REFI     FULL/ALT          330000     358     74.9
22646863    PURCH        FULL/ALT          387000     238     74.8
22647317    PURCH        FULL/ALT          178000     358     79.9
22647390    PURCH        FULL/ALT          283000     359     90.0
22648166    PURCH        FULL/ALT          476000     358     79.9
22648356    C/O REFI     FULL/ALT          390000     358     66.1
22648505    R/T REFI     FULL/ALT          432000     358     68.2
22648794    C/O REFI     FULL/ALT          376000     358     74.7
22649263    R/T REFI     FULL/ALT          327500     358     79.9
22649354    R/T REFI     FULL/ALT          490000     358     79.1
22649461    PURCH        FULL/ALT          575000     358     70.0
22649669    R/T REFI     FULL/ALT          950000     358     36.8
22649792    R/T REFI     FULL/ALT          328000     358     79.9
22650915    PURCH        FULL/ALT          385000     358     64.9
22651152    PURCH        FULL/ALT          450000     358     79.9
22651228    R/T REFI     FULL/ALT          649000     358     55.4
22651251    PURCH        FULL/ALT          434000     358     79.9
22651327    R/T REFI     FULL/ALT          469000     298     61.2
22651467    PURCH        FULL/ALT          373000     358     79.9
22652176    R/T REFI     FULL/ALT          440000     359     79.9
22652234    R/T REFI     FULL/ALT          410000     358     75.6
22652267    R/T REFI     FULL/ALT          954500     359     68.1
22652341    C/O REFI     FULL/ALT          710000     358     56.3
22652382    PURCH        FULL/ALT          263000     358     94.9
22652747    PURCH        FULL/ALT          361000     358     79.9
22652937    R/T REFI     FULL/ALT          760000     359     65.8
22652960    R/T REFI     FULL/ALT          500000     358     68.4
22653166    C/O REFI     FULL/ALT          530000     358     71.6
22653307    R/T REFI     FULL/ALT          590000     358     42.9
22653810    PURCH        FULL/ALT          434500     358     79.9
22653984    PURCH        FULL/ALT          536000     358     79.9
22654255    PURCH        FULL/ALT          320448     358     79.9
22654446    PURCH        FULL/ALT          416750     358     79.9
22654818    PURCH        FULL/ALT          340000     358     73.2
22654875    PURCH        FULL/ALT          309700     358     83.4
22655112    PURCH        FULL/ALT          385000     358     79.8
22655716    R/T REFI     FULL/ALT          420000     358     79.9
22655732    PURCH        FULL/ALT          394000     359     74.5
22655856    PURCH        FULL/ALT          400000     359     68.6
22656078    C/O REFI     FULL/ALT          360000     358     73.6
22656086    PURCH        FULL/ALT          382000     358     79.9
22656102    PURCH        FULL/ALT          290000     358     89.9
22656128    C/O REFI     FULL/ALT          365000     358     73.9
22656326    PURCH        FULL/ALT          375000     359     80.0
22656359    PURCH        FULL/ALT          370000     358     68.6
22656599    R/T REFI     FULL/ALT          399500     358     79.6
22656672    R/T REFI     FULL/ALT          375000     358     75.4
22656763    R/T REFI     FULL/ALT          945000     358     47.0
22656771    PURCH        FULL/ALT          275000     358     94.9
22656813    PURCH        FULL/ALT          470000     359     80.0
22656847    R/T REFI     FULL/ALT          440000     358     79.3
22656870    R/T REFI     FULL/ALT          624000     358     68.1
22656896    PURCH        FULL/ALT          500000     358     57.0
22657027    PURCH        FULL/ALT          415000     359     80.0
22657134    C/O REFI     FULL/ALT          800000     359     56.3
22657456    R/T REFI     FULL/ALT          439000     358     74.4
22657530    R/T REFI     FULL/ALT          400000     356     76.6
22658009    R/T REFI     FULL/ALT          535000     358     63.3
22658652    R/T REFI     FULL/ALT          415000     359     75.0
22658892    R/T REFI     FULL/ALT          423000     358     75.5
22658983    C/O REFI     FULL/ALT          430000     358     74.9
22659072    PURCH        FULL/ALT          334000     359     80.0
22659189    R/T REFI     FULL/ALT          315000     358     83.7
22659544    R/T REFI     FULL/ALT          515000     359     79.9
22659916    C/O REFI     FULL/ALT         1000000     358     64.9
22659957    R/T REFI     FULL/ALT          315000     358     81.2
22660229    PURCH        FULL/ALT          783000     359     45.1
22660583    R/T REFI     FULL/ALT          335000     358     79.9
22660815    R/T REFI     FULL/ALT          570000     358     48.4
22661243    R/T REFI     FULL/ALT          410000     358     65.8
22661359    R/T REFI     FULL/ALT          355000     359     82.3
22661383    PURCH        FULL/ALT          385000     358     79.9
22661532    PURCH        FULL/ALT          330000     238     79.9
22661763    PURCH        FULL/ALT          460000     359     69.9
22662035    PURCH        FULL/ALT          289000     359     90.0
22662506    R/T REFI     FULL/ALT          442000     359     79.2
22662571    PURCH        FULL/ALT          350000     358     89.9
22662688    PURCH        FULL/ALT          410000     359     75.0
22663116    R/T REFI     FULL/ALT          500000     358     79.9
22663231    R/T REFI     FULL/ALT          565000     358     79.9
22663355    PURCH        FULL/ALT          319000     357     79.8
22663363    PURCH        FULL/ALT          298000     358     94.9
22663397    PURCH        FULL/ALT          280000     358     94.9
22663470    PURCH        FULL/ALT          350000     358     79.9
22663660    R/T REFI     FULL/ALT          405000     359     80.0
22663769    PURCH        FULL/ALT          729000     358     79.9
22663892    R/T REFI     FULL/ALT          745000     358     70.7
22663918    PURCH        FULL/ALT          280000     358     94.8
22664114    PURCH        FULL/ALT          586000     358     79.5
22664148    PURCH        FULL/ALT          468000     358     79.9
22664155    PURCH        FULL/ALT          430000     358     88.1
22664379    C/O REFI     FULL/ALT          550000     359     72.7
22664387    PURCH        FULL/ALT          382000     359     80.0
22664551    PURCH        FULL/ALT          362000     359     80.0
22664619    PURCH        FULL/ALT          440000     358     79.9
22664643    C/O REFI     FULL/ALT         1100000     359     35.3
22664908    R/T REFI     FULL/ALT          575000     359     79.3
22664940    C/O REFI     FULL/ALT          410000     358     74.9
22664981    C/O REFI     FULL/ALT          388000     359     75.0
22665160    R/T REFI     FULL/ALT          357000     358     81.3
22665467    PURCH        FULL/ALT          388000     358     79.9
22665855    R/T REFI     FULL/ALT          375000     359     75.4
22666119    R/T REFI     FULL/ALT          475000     358     84.1
22666291    PURCH        FULL/ALT          173000     358     79.9
22666432    PURCH        FULL/ALT          555000     357     62.0
22666481    PURCH        FULL/ALT          408000     357     79.9
22666523    PURCH        FULL/ALT          305000     357     84.9
22667174    R/T REFI     FULL/ALT          425000     358     69.8
22667265    PURCH        FULL/ALT          400000     358     79.9
22669113    PURCH        FULL/ALT          510000     358     79.9
22669212    R/T REFI     FULL/ALT          475000     358     79.9
22669287    PURCH        FULL/ALT          318000     359     94.3
22669352    R/T REFI     FULL/ALT          525000     358     71.4
22669857    PURCH        FULL/ALT          351500     359     90.0
22669873    PURCH        FULL/ALT          370000     359     79.9
22669964    PURCH        FULL/ALT          430000     359     76.7
22670681    R/T REFI     FULL/ALT          390000     358     82.5
22670822    PURCH        FULL/ALT          343000     359     80.0
22670954    R/T REFI     FULL/ALT          450000     359     79.9
22671267    R/T REFI     FULL/ALT          295000     358     86.4
22671309    R/T REFI     FULL/ALT          410000     358     74.9
22671424    PURCH        FULL/ALT          670000     359     79.9
22671630    R/T REFI     FULL/ALT         1100000     359     30.8
22671721    R/T REFI     FULL/ALT          480000     358     79.6
22671739    R/T REFI     FULL/ALT          380000     358     77.6
22673073    C/O REFI     FULL/ALT          660000     359     57.6
22673289    PURCH        FULL/ALT          395000     358     79.8
22673974    C/O REFI     FULL/ALT          500000     359     59.0
22674493    PURCH        FULL/ALT          570000     359     79.9
22674667    R/T REFI     FULL/ALT          450000     358     67.2
22674774    PURCH        FULL/ALT          293000     358     89.9
22674972    PURCH        FULL/ALT          350000     358     89.9
22675318    R/T REFI     FULL/ALT          290000     358     85.8
22676613    PURCH        FULL/ALT          342000     358     79.9
22676670    PURCH        FULL/ALT          380000     358     79.9
22676761    R/T REFI     FULL/ALT          338000     359     79.6
22677017    C/O REFI     FULL/ALT          440000     358     74.9
22677223    PURCH        FULL/ALT          309000     358     79.9
22677272    PURCH        FULL/ALT          870000     359     77.3
22677785    R/T REFI     FULL/ALT          390000     358     76.5
22677835    PURCH        FULL/ALT          509000     359     80.0
22677926    PURCH        FULL/ALT          355000     358     79.9
22678098    PURCH        FULL/ALT          436000     358     79.9
22678130    R/T REFI     FULL/ALT          338000     359     74.0
22678171    PURCH        FULL/ALT          675000     359     79.9
22678494    PURCH        FULL/ALT          678000     358     79.9
22678635    PURCH        FULL/ALT          428000     358     79.9
22680391    C/O REFI     FULL/ALT         1025000     358     44.4
22681415    R/T REFI     FULL/ALT          640000     359     46.9
22681423    R/T REFI     FULL/ALT          435000     358     75.4
22681571    PURCH        FULL/ALT          267000     358     94.8
22681613    C/O REFI     FULL/ALT          460000     358     73.9
22682231    R/T REFI     FULL/ALT          370000     359     75.0
22682397    R/T REFI     FULL/ALT          370000     358     78.3
22682595    PURCH        FULL/ALT          340000     358     79.9
22683270    PURCH        FULL/ALT          280000     358     94.9
22683387    PURCH        FULL/ALT          380000     358     79.9
22683593    PURCH        FULL/ALT          390000     359     80.0
22683650    PURCH        FULL/ALT          330000     358     79.9
22683676    PURCH        FULL/ALT          530000     358     74.9
22683684    R/T REFI     FULL/ALT          350000     358     73.4
22683817    R/T REFI     FULL/ALT          590000     359     66.8
22683973    R/T REFI     FULL/ALT          720000     359     53.7
22684096    R/T REFI     FULL/ALT          415000     358     79.9
22684187    R/T REFI     FULL/ALT          600000     359     64.7
22684708    R/T REFI     FULL/ALT          338000     359     85.8
22684872    PURCH        FULL/ALT          350000     358     79.9
22685085    PURCH        FULL/ALT          357645     358     79.9
22685135    PURCH        FULL/ALT          429000     358     89.9
22685184    C/O REFI     FULL/ALT          370000     358     69.9
22685523    C/O REFI     FULL/ALT          631000     359     74.9
22685796    R/T REFI     FULL/ALT          520000     359     75.0
22686646    PURCH        FULL/ALT          515000     358     79.9
22687057    R/T REFI     FULL/ALT          410000     359     78.0
22687107    R/T REFI     FULL/ALT          560000     359     58.9
22687289    PURCH        FULL/ALT          330000     358     79.9
22687420    R/T REFI     FULL/ALT          350000     360     74.0
22687545    PURCH        FULL/ALT          275000     358     94.9
22687750    C/O REFI     FULL/ALT          750000     359     60.0
22687982    R/T REFI     FULL/ALT          416000     359     79.9
22688816    PURCH        FULL/ALT          280000     358     89.5
22689822    PURCH        FULL/ALT          317500     359     80.0
22689905    PURCH        FULL/ALT          465000     359     80.0
22689913    C/O REFI     FULL/ALT          426000     359     75.0
22689921    R/T REFI     FULL/ALT          550000     359     69.7
22690770    PURCH        FULL/ALT          285000     358     94.9
22691273    R/T REFI     FULL/ALT          370000     358     68.9
22691638    R/T REFI     FULL/ALT          405000     359     78.7
22692016    PURCH        FULL/ALT          270000     359     95.0
22692024    R/T REFI     FULL/ALT          355000     358     79.9
22692255    PURCH        FULL/ALT          627000     359     80.0
22693972    PURCH        FULL/ALT          415000     358     72.9
22694160    PURCH        FULL/ALT          330000     359     90.0
22694178    PURCH        FULL/ALT          450000     358     79.9
22694558    PURCH        FULL/ALT          537000     358     55.9
22694574    PURCH        FULL/ALT          489000     358     79.9
22696405    C/O REFI     FULL/ALT          425000     359     68.2
22697478    PURCH        FULL/ALT          315000     359     95.0
22697700    PURCH        FULL/ALT          350000     358     89.9
22697874    R/T REFI     FULL/ALT          425000     359     70.0
22698427    PURCH        FULL/ALT          338000     358     89.9
22698500    PURCH        FULL/ALT          270000     358     79.9
22699193    C/O REFI     FULL/ALT          420000     359     63.1
22699706    PURCH        FULL/ALT          450000     359     80.0
22699979    PURCH        FULL/ALT          408000     359     80.0
22703730    PURCH        FULL/ALT          370000     358     79.9
22703813    R/T REFI     FULL/ALT          516500     359     77.4
22704258    R/T REFI     FULL/ALT          375000     359     70.7
22705289    R/T REFI     FULL/ALT          400000     359     68.8
22705297    PURCH        FULL/ALT          318000     359     80.0
22705651    R/T REFI     FULL/ALT          355000     359     76.5
22706014    PURCH        FULL/ALT          541000     359     80.0
22706022    PURCH        FULL/ALT          380000     358     89.9
22706030    PURCH        FULL/ALT          458500     358     79.8
22706048    PURCH        FULL/ALT          361000     358     79.9
22706113    C/O REFI     FULL/ALT          390000     359     73.1
22706451    R/T REFI     FULL/ALT          600000     359     41.5
22706477    PURCH        FULL/ALT          568000     359     80.0
22706592    PURCH        FULL/ALT          330500     359     80.0
22706634    PURCH        FULL/ALT         4000000     359     79.9
22706691    PURCH        FULL/ALT          350000     359     80.0
22706915    PURCH        FULL/ALT          925000     359     35.1
22707228    C/O REFI     FULL/ALT          435000     359     75.0
22709190    R/T REFI     FULL/ALT         1370000     359     29.7
22709976    PURCH        FULL/ALT          381000     359     80.0
22710115    PURCH        FULL/ALT          796000     359     80.0
22710255    R/T REFI     FULL/ALT          500000     359     72.6
22711063    R/T REFI     FULL/ALT          353000     359     80.0
22711212    R/T REFI     FULL/ALT          570000     359     49.6
22711261    R/T REFI     FULL/ALT          350000     359     75.7
22711592    C/O REFI     FULL/ALT          370000     359     74.3
22711626    PURCH        FULL/ALT          661000     359     65.1
22711634    R/T REFI     FULL/ALT          560000     359     68.8
22712061    PURCH        FULL/ALT          285000     359     89.3
22712095    PURCH        FULL/ALT          350000     359     80.0
22712327    R/T REFI     FULL/ALT          550000     359     55.7
22712483    PURCH        FULL/ALT          310000     359     80.0
22712863    PURCH        FULL/ALT          358000     359     86.8
22713374    R/T REFI     FULL/ALT          405000     359     76.0
22713564    R/T REFI     FULL/ALT          379000     359     80.7
22713598    R/T REFI     FULL/ALT          284000     359     89.9
22713630    R/T REFI     FULL/ALT          420000     358     71.2
22714000    C/O REFI     FULL/ALT          415000     359     74.7
22714273    R/T REFI     FULL/ALT          325000     359     76.9
22714455    PURCH        FULL/ALT          345000     359     80.0
22714547    PURCH        FULL/ALT          475000     359     80.0
22714604    PURCH        FULL/ALT          480000     359     76.0
22714653    R/T REFI     FULL/ALT          495000     359     64.5
22715155    R/T REFI     FULL/ALT          315000     359     89.1
22715825    PURCH        FULL/ALT          345000     359     80.0
22716054    PURCH        FULL/ALT          469000     359     64.5
22716294    PURCH        FULL/ALT          840000     359     71.4
22716302    PURCH        FULL/ALT          285000     359     90.0
22716443    R/T REFI     FULL/ALT          480000     359     90.0
22716583    PURCH        FULL/ALT          660000     359     79.9
22716799    R/T REFI     FULL/ALT          375000     358     79.9
22716898    PURCH        FULL/ALT          810000     359     68.8
22717284    PURCH        FULL/ALT          710000     359     79.9
22717607    R/T REFI     FULL/ALT          565000     359     47.8
22717805    R/T REFI     FULL/ALT          650000     359     65.7
22718100    R/T REFI     FULL/ALT          425000     359     79.9
22718159    PURCH        FULL/ALT          362000     359     80.0
22718225    PURCH        FULL/ALT          572000     359     73.5
22718498    PURCH        FULL/ALT          326000     359     80.0
22718662    PURCH        FULL/ALT          446000     358     79.0
22718696    PURCH        FULL/ALT          334000     358     79.9
22718910    PURCH        FULL/ALT          293000     358     89.9
22718951    PURCH        FULL/ALT          340000     358     79.9
22719041    PURCH        FULL/ALT          425000     358     79.9
22719058    PURCH        FULL/ALT          361000     358     89.2
22719082    PURCH        FULL/ALT          394000     358     79.9
22719405    R/T REFI     FULL/ALT          347000     359     77.4
22719652    PURCH        FULL/ALT          395000     359     75.0
22719785    PURCH        FULL/ALT          570000     359     79.9
22720577    PURCH        FULL/ALT          317000     359     90.0
22721492    R/T REFI     FULL/ALT          450000     359     67.4
22721534    PURCH        FULL/ALT          411500     359     80.0
22721666    R/T REFI     FULL/ALT          360000     359     77.2
22722573    R/T REFI     FULL/ALT          560000     359     62.5
22722680    R/T REFI     FULL/ALT          485000     359     77.5
22723910    R/T REFI     FULL/ALT          284000     359     89.4
22724074    PURCH        FULL/ALT          317000     359     80.0
22724199    PURCH        FULL/ALT          420000     359     80.0
22724298    R/T REFI     FULL/ALT          500000     359     69.0
22724520    R/T REFI     FULL/ALT          372000     359     74.5
22724934    R/T REFI     FULL/ALT          495000     359     68.0
22725014    C/O REFI     FULL/ALT          350000     359     74.6
22725675    C/O REFI     FULL/ALT         1040000     359     33.7
22726897    PURCH        FULL/ALT          335200     359     80.0
22727077    PURCH        FULL/ALT          500000     359     80.0
22728539    R/T REFI     FULL/ALT         1050000     359     61.9
22729503    R/T REFI     FULL/ALT          375000     356     79.4
22730345    PURCH        FULL/ALT          370000     359     73.4
22730774    R/T REFI     FULL/ALT          340000     355     74.8
22730790    PURCH        FULL/ALT          374000     352     84.5
22730824    R/T REFI     FULL/ALT          325000     355     79.7
22730931    R/T REFI     FULL/ALT          360000     355     69.0
22731509    PURCH        FULL/ALT          589000     359     79.9
22732648    PURCH        FULL/ALT          608000     359     80.0
22732671    PURCH        FULL/ALT          412000     359     80.0
22734388    PURCH        FULL/ALT          334000     359     79.9
22735690    PURCH        FULL/ALT          318000     358     79.9
22735708    R/T REFI     FULL/ALT          550000     358     63.2
22735732    PURCH        FULL/ALT          720500     358     79.9
22735757    PURCH        FULL/ALT          416000     358     79.9
22735773    PURCH        FULL/ALT          347000     358     79.9
22735781    PURCH        FULL/ALT          409000     358     79.9
22737209    PURCH        FULL/ALT          620000     359     80.0
22737779    PURCH        FULL/ALT          695000     359     64.9
22739569    R/T REFI     FULL/ALT          410000     359     79.5
22739643    C/O REFI     FULL/ALT          480000     359     75.0
22740047    R/T REFI     FULL/ALT          450000     358     73.5
22740435    PURCH        FULL/ALT          363000     359     84.4
22740716    R/T REFI     FULL/ALT          500000     359     58.8
22742746    PURCH        FULL/ALT          550000     358     79.9
22743470    PURCH        FULL/ALT          368000     359     90.0
22744106    PURCH        FULL/ALT          415000     358     79.9
22744718    R/T REFI     FULL/ALT          325000     358     83.8
22745087    R/T REFI     FULL/ALT          421000     359     76.8
22749691    R/T REFI     FULL/ALT          659000     359     61.1
22752018    PURCH        FULL/ALT          300000     359     90.0
22752109    PURCH        FULL/ALT          383000     359     78.9
22758551    PURCH        FULL/ALT          355000     359     80.0
22759765    PURCH        FULL/ALT          398000     359     80.0
22764880    C/O REFI     FULL/ALT          430000     359     75.0
22765556    PURCH        FULL/ALT          407000     359     90.0
22773428    PURCH        FULL/ALT          390000     359     90.0
22773527    PURCH        FULL/ALT          345000     359     89.9
22773535    R/T REFI     FULL/ALT          450000     359     77.2
22778351    R/T REFI     FULL/ALT          358000     359     84.3
22786628    PURCH        FULL/ALT          339000     356     79.8
25737925    PURCH        FULL/ALT          500000     358     79.9
26205369    PURCH        FULL/ALT          420000     359     89.8
26506832    PURCH        FULL/ALT          430000     359     80.0
26524132    PURCH        FULL/ALT          370000     359     72.4
26802751    R/T REFI     FULL/ALT          310000     359     80.0
26876235    R/T REFI     FULL/ALT          515000     359     51.7
26931949    PURCH        FULL/ALT          569000     358     58.0
26947051    C/O REFI     FULL/ALT          515000     358     64.1
26961425    PURCH        FULL/ALT          627000     359     65.0
26991257    C/O REFI     FULL/ALT          415000     358     60.7
27008903    R/T REFI     FULL/ALT          640000     359     60.3
27093061    R/T REFI     FULL/ALT          598000     358     49.3
27096361    R/T REFI     FULL/ALT          584000     358     77.8
27107382    R/T REFI     FULL/ALT          320000     358     81.2
27110519    R/T REFI     FULL/ALT          590000     358     51.7
27116359    R/T REFI     FULL/ALT          455000     358     68.1
27128941    R/T REFI     FULL/ALT          675000     358     72.8
27129493    C/O REFI     FULL/ALT          580000     238     48.2
27137520    R/T REFI     FULL/ALT          750000     358     62.9
27138080    R/T REFI     FULL/ALT          600000     358     65.3
27139070    R/T REFI     FULL/ALT          457000     358     69.7
27141969    R/T REFI     FULL/ALT          540000     358     62.2
27146612    R/T REFI     FULL/ALT          395000     360     68.1
27146893    R/T REFI     FULL/ALT          660000     360     80.0
27148345    C/O REFI     FULL/ALT          470000     358     74.9
27155761    R/T REFI     FULL/ALT          725000     359     58.5
27164318    R/T REFI     FULL/ALT          360000     357     70.1
27177146    C/O REFI     FULL/ALT          476000     359     69.3
27186634    R/T REFI     FULL/ALT          550000     358     66.3
27190974    R/T REFI     FULL/ALT          580000     360     61.4
27193754    R/T REFI     FULL/ALT          361000     358     69.2
27201789    R/T REFI     FULL/ALT          420000     359     64.3
27208446    R/T REFI     FULL/ALT          440000     360     74.5
27216647    PURCH        FULL/ALT         1000000     358     65.3
27218601    R/T REFI     FULL/ALT          363000     360     78.8
27224880    C/O REFI     FULL/ALT          430000     358     63.7
27235159    R/T REFI     FULL/ALT          750000     360     47.2
27235522    R/T REFI     FULL/ALT          465000     359     57.3
27236074    R/T REFI     FULL/ALT          615000     358     56.5
27238344    R/T REFI     FULL/ALT          528000     358     79.9
27241959    R/T REFI     FULL/ALT          400000     359     59.5
27246305    R/T REFI     FULL/ALT          282000     358     89.3
27246446    C/O REFI     FULL/ALT          365000     358     71.1
27250679    C/O REFI     FULL/ALT          460000     359     56.5
27251677    C/O REFI     FULL/ALT          365000     358     69.9
27251768    R/T REFI     FULL/ALT          495000     358     65.8
27255280    R/T REFI     FULL/ALT          465000     359     68.2
27260595    R/T REFI     FULL/ALT          665000     358     67.6
27260702    R/T REFI     FULL/ALT          395000     358     72.9
27261502    R/T REFI     FULL/ALT          585000     357     79.9
27262740    C/O REFI     FULL/ALT          563000     358     46.4
27270339    R/T REFI     FULL/ALT          410000     239     68.4
27270453    R/T REFI     FULL/ALT          335000     237     89.3
27270719    R/T REFI     FULL/ALT          730000     358     60.3
27273572    PURCH        FULL/ALT          400000     359     79.9
27273812    R/T REFI     FULL/ALT          575000     359     51.7
27274125    R/T REFI     FULL/ALT          370000     358     74.1
27275007    R/T REFI     FULL/ALT          569000     358     49.9
27282458    PURCH        FULL/ALT          945000     359     69.2
27290170    PURCH        FULL/ALT          395000     359     80.0
27300961    C/O REFI     FULL/ALT          485000     358     67.0
27311463    R/T REFI     FULL/ALT          478000     358     62.1
27316603    C/O REFI     FULL/ALT          825000     359     43.9
27319433    R/T REFI     FULL/ALT          305000     358     86.8
27320670    R/T REFI     FULL/ALT          380000     360     75.0
27322270    R/T REFI     FULL/ALT          480000     358     71.2
27329978    R/T REFI     FULL/ALT          400000     358     72.2
27330216    R/T REFI     FULL/ALT          485000     358     78.3
27333350    C/O REFI     FULL/ALT          440000     358     74.9
27336833    R/T REFI     FULL/ALT          350000     358     71.1
27338037    C/O REFI     FULL/ALT          710000     359     49.3
27341569    R/T REFI     FULL/ALT          750000     360     63.2
27346527    R/T REFI     FULL/ALT          445000     358     66.4
27346584    R/T REFI     FULL/ALT          375000     360     80.0
27347079    C/O REFI     FULL/ALT          375000     359     74.7
27347293    C/O REFI     FULL/ALT          500000     358     67.9
27347681    R/T REFI     FULL/ALT          460000     358     79.9
27348390    C/O REFI     FULL/ALT         1050000     359     38.1
27349133    R/T REFI     FULL/ALT          580000     358     51.6
27351139    R/T REFI     FULL/ALT          415000     358     79.5
27355007    C/O REFI     FULL/ALT          500000     359     58.4
27356567    R/T REFI     FULL/ALT          335000     359     74.9
27357367    C/O REFI     FULL/ALT          450000     358     68.8
27358290    R/T REFI     FULL/ALT          375000     358     78.6
27359694    R/T REFI     FULL/ALT          450000     360     63.8
27360304    R/T REFI     FULL/ALT          610000     358     79.9
27366434    R/T REFI     FULL/ALT          405000     359     88.1
27369263    R/T REFI     FULL/ALT          370000     359     79.9
27369404    C/O REFI     FULL/ALT          370000     358     74.9
27369917    PURCH        FULL/ALT          348000     358     87.6
27372051    R/T REFI     FULL/ALT          400000     358     64.0
27381615    R/T REFI     FULL/ALT          755000     359     56.3
27384684    PURCH        FULL/ALT          447000     358     74.9
27394410    R/T REFI     FULL/ALT          475000     359     75.6
27394592    R/T REFI     FULL/ALT          760000     358     69.9
27397694    PURCH        FULL/ALT          450000     358     79.9
27400266    R/T REFI     FULL/ALT          380000     358     69.2
27404532    C/O REFI     FULL/ALT          500000     359     60.0
27406933    R/T REFI     FULL/ALT          620000     359     78.2
27407584    R/T REFI     FULL/ALT         1750000     359     36.9
27411420    R/T REFI     FULL/ALT          375000     358     65.8
27416627    R/T REFI     FULL/ALT          555000     358     56.4
27417229    C/O REFI     FULL/ALT          654000     358     61.4
27418367    R/T REFI     FULL/ALT          580000     358     60.4
27420173    R/T REFI     FULL/ALT          550000     359     49.9
27423870    R/T REFI     FULL/ALT          825000     358     59.2
27423987    R/T REFI     FULL/ALT          445000     358     75.4
27426543    C/O REFI     FULL/ALT          848000     358     50.0
27427095    C/O REFI     FULL/ALT          560000     358     69.9
27427764    R/T REFI     FULL/ALT          450000     358     67.5
27428135    R/T REFI     FULL/ALT          765000     359     32.1
27428374    R/T REFI     FULL/ALT          435000     358     79.0
27429489    C/O REFI     FULL/ALT          970000     357     47.8
27430495    R/T REFI     FULL/ALT          410000     359     72.0
27432343    R/T REFI     FULL/ALT          475000     360     74.9
27436377    R/T REFI     FULL/ALT          410000     358     61.7
27437540    R/T REFI     FULL/ALT          337000     358     79.9
27438217    R/T REFI     FULL/ALT          368000     359     79.7
27438381    R/T REFI     FULL/ALT          455000     358     62.5
27438837    PURCH        FULL/ALT          330000     358     79.9
27439389    R/T REFI     FULL/ALT          525000     359     65.0
27440320    C/O REFI     FULL/ALT          345000     358     74.9
27440536    R/T REFI     FULL/ALT          450000     359     71.3
27441328    R/T REFI     FULL/ALT          348000     358     76.9
27442821    R/T REFI     FULL/ALT          445000     358     56.9
27443928    R/T REFI     FULL/ALT          545000     358     69.1
27449636    C/O REFI     FULL/ALT         1250000     359     40.8
27449727    C/O REFI     FULL/ALT          440000     358     69.2
27452630    PURCH        FULL/ALT          336000     358     79.9
27457209    R/T REFI     FULL/ALT          360000     358     79.9
27457324    R/T REFI     FULL/ALT          365000     358     75.7
27457399    C/O REFI     FULL/ALT          402000     359     74.9
27457431    R/T REFI     FULL/ALT         1500000     359     43.3
27461367    R/T REFI     FULL/ALT          410000     358     77.6
27461748    C/O REFI     FULL/ALT          425000     358     71.9
27462431    R/T REFI     FULL/ALT          615000     359     69.8
27462449    PURCH        FULL/ALT          350000     359     80.0
27462837    PURCH        FULL/ALT          400000     358     79.9
27464643    R/T REFI     FULL/ALT          410000     359     80.0
27465046    R/T REFI     FULL/ALT         1550000     359     54.9
27465061    R/T REFI     FULL/ALT          700000     359     62.9
27468677    R/T REFI     FULL/ALT          625000     359     53.3
27468800    R/T REFI     FULL/ALT          480000     358     79.9
27469097    C/O REFI     FULL/ALT          380000     359     78.9
27469469    R/T REFI     FULL/ALT          360000     358     77.4
27471499    C/O REFI     FULL/ALT          403000     358     69.4
27475458    C/O REFI     FULL/ALT          395000     359     70.0
27475946    R/T REFI     FULL/ALT          440000     360     62.6
27475987    R/T REFI     FULL/ALT          555000     358     74.5
27476183    R/T REFI     FULL/ALT          368000     358     79.9
27476498    R/T REFI     FULL/ALT          950000     360     55.3
27481456    PURCH        FULL/ALT          505000     358     79.9
27481878    C/O REFI     FULL/ALT          585000     359     63.2
27481902    C/O REFI     FULL/ALT          860000     358     62.7
27482462    R/T REFI     FULL/ALT          387000     359     65.1
27483098    C/O REFI     FULL/ALT          980000     359     55.0
27483734    R/T REFI     FULL/ALT          409000     359     72.8
27483742    R/T REFI     FULL/ALT          415000     358     74.9
27484120    R/T REFI     FULL/ALT          725000     358     69.9
27484245    PURCH        FULL/ALT          420000     358     79.9
27484898    C/O REFI     FULL/ALT          400000     358     74.9
27484971    R/T REFI     FULL/ALT          650000     359     49.2
27485283    C/O REFI     FULL/ALT          700000     358     66.3
27485986    R/T REFI     FULL/ALT          400000     358     69.8
27487339    R/T REFI     FULL/ALT          278000     359     89.9
27487883    C/O REFI     FULL/ALT          353000     358     74.7
27488121    R/T REFI     FULL/ALT          440000     359     70.4
27488832    PURCH        FULL/ALT          257000     358     94.9
27489848    C/O REFI     FULL/ALT          820000     358     54.9
27495662    R/T REFI     FULL/ALT          496000     359     55.4
27496058    PURCH        FULL/ALT          403000     359     80.0
27496470    R/T REFI     FULL/ALT          610000     358     48.5
27500875    R/T REFI     FULL/ALT          347000     359     85.1
27501949    PURCH        FULL/ALT          384000     358     79.9
27502731    R/T REFI     FULL/ALT          590000     358     62.1
27503358    R/T REFI     FULL/ALT          700000     358     71.2
27504968    R/T REFI     FULL/ALT          540000     359     52.8
27507151    R/T REFI     FULL/ALT          355000     359     75.0
27507201    R/T REFI     FULL/ALT          385000     359     73.2
27507953    C/O REFI     FULL/ALT          380000     358     74.9
27508100    R/T REFI     FULL/ALT          700000     359     41.6
27508555    R/T REFI     FULL/ALT          460000     359     67.4
27509132    C/O REFI     FULL/ALT          675000     358     59.3
27509629    PURCH        FULL/ALT          370000     358     79.9
27510122    PURCH        FULL/ALT          330000     359     80.0
27513209    R/T REFI     FULL/ALT          330000     358     79.9
27514678    R/T REFI     FULL/ALT          405000     359     76.4
27516046    PURCH        FULL/ALT          402000     358     79.9
27516129    C/O REFI     FULL/ALT          620000     359     47.9
27516442    R/T REFI     FULL/ALT          370000     358     74.5
27520576    R/T REFI     FULL/ALT          320000     358     84.9
27520956    C/O REFI     FULL/ALT          520000     358     69.8
27523901    PURCH        FULL/ALT          322437     358     78.3
27525179    R/T REFI     FULL/ALT          370000     359     69.5
27525955    C/O REFI     FULL/ALT          550000     359     63.3
27527357    R/T REFI     FULL/ALT          500000     358     68.2
27527548    C/O REFI     FULL/ALT         1410000     358     35.5
27529676    PURCH        FULL/ALT          464000     358     66.1
27529916    R/T REFI     FULL/ALT          675000     358     40.3
27530047    R/T REFI     FULL/ALT          751000     359     67.8
27531961    R/T REFI     FULL/ALT          570000     358     61.4
27536119    R/T REFI     FULL/ALT          675000     358     68.1
27537216    R/T REFI     FULL/ALT          455000     359     78.7
27537737    C/O REFI     FULL/ALT         2300000     359     28.3
27538008    R/T REFI     FULL/ALT          423000     358     74.2
27539030    R/T REFI     FULL/ALT          375000     358     67.6
27543404    R/T REFI     FULL/ALT          540000     358     79.9
27543461    R/T REFI     FULL/ALT          545000     358     68.5
27543818    R/T REFI     FULL/ALT          305000     358     79.6
27548155    R/T REFI     FULL/ALT          425000     358     75.0
27548775    C/O REFI     FULL/ALT          450000     358     74.9
27549070    C/O REFI     FULL/ALT          370000     359     74.3
27549138    C/O REFI     FULL/ALT          875000     360     30.9
27549203    R/T REFI     FULL/ALT          690000     359     76.8
27551308    R/T REFI     FULL/ALT          387500     358     84.8
27551944    R/T REFI     FULL/ALT          440000     358     79.0
27552355    R/T REFI     FULL/ALT          471000     359     58.0
27553551    PURCH        FULL/ALT          325000     359     79.8
27553809    PURCH        FULL/ALT          405000     359     75.0
27554047    C/O REFI     FULL/ALT          700000     359     67.1
27554187    PURCH        FULL/ALT          799000     359     68.8
27554492    R/T REFI     FULL/ALT          540000     359     79.6
27555002    PURCH        FULL/ALT          345000     359     80.0
27555630    R/T REFI     FULL/ALT          800000     358     36.8
27555721    PURCH        FULL/ALT          525000     358     79.9
27557404    C/O REFI     FULL/ALT          462000     358     74.9
27559285    C/O REFI     FULL/ALT          900000     358     50.0
27559582    R/T REFI     FULL/ALT          625000     359     74.2
27560218    C/O REFI     FULL/ALT          395000     360     70.0
27561166    R/T REFI     FULL/ALT          450000     359     75.4
27561463    C/O REFI     FULL/ALT          412000     358     74.9
27563543    R/T REFI     FULL/ALT          680000     359     63.4
27563667    C/O REFI     FULL/ALT          480000     358     74.9
27563907    R/T REFI     FULL/ALT          420000     358     78.5
27565381    R/T REFI     FULL/ALT          425000     359     74.8
27565415    R/T REFI     FULL/ALT          702500     359     56.9
27566132    PURCH        FULL/ALT          378000     359     80.0
27566496    PURCH        FULL/ALT          490000     358     79.9
27567296    R/T REFI     FULL/ALT          326000     359     77.7
27568013    PURCH        FULL/ALT          541000     358     74.9
27568518    C/O REFI     FULL/ALT         1100000     359     48.2
27568609    R/T REFI     FULL/ALT          800000     359     80.0
27569300    PURCH        FULL/ALT          465000     359     80.0
27569979    R/T REFI     FULL/ALT          620000     359     68.7
27571629    R/T REFI     FULL/ALT          356000     239     79.2
27574797    R/T REFI     FULL/ALT          440000     359     67.9
27574870    C/O REFI     FULL/ALT          400000     359     73.8
27575729    C/O REFI     FULL/ALT          475000     360     58.9
27576719    C/O REFI     FULL/ALT          650000     360     61.5
27576909    PURCH        FULL/ALT          418000     359     70.0
27578137    R/T REFI     FULL/ALT          400000     360     77.8
27579952    PURCH        FULL/ALT          305000     359     95.0
27580075    R/T REFI     FULL/ALT          848000     359     43.2
27581750    PURCH        FULL/ALT          292750     359     80.0
27582600    C/O REFI     FULL/ALT          580000     358     56.7
27582873    C/O REFI     FULL/ALT          510000     359     78.4
27583210    C/O REFI     FULL/ALT          900000     359     64.7
27585413    C/O REFI     FULL/ALT          525000     359     71.4
27585793    PURCH        FULL/ALT          475000     359     58.9
27586205    PURCH        FULL/ALT          328000     359     80.0
27586379    R/T REFI     FULL/ALT          331000     358     79.9
27586437    R/T REFI     FULL/ALT          560000     359     75.0
27586718    C/O REFI     FULL/ALT          600000     359     74.9
27588482    C/O REFI     FULL/ALT          710000     359     60.0
27588722    R/T REFI     FULL/ALT          375000     359     68.7
27589126    C/O REFI     FULL/ALT          605000     359     67.4
27590371    PURCH        FULL/ALT          850000     359     76.9
27590686    C/O REFI     FULL/ALT          554000     359     61.4
27592518    PURCH        FULL/ALT          440000     358     89.8
27593433    C/O REFI     FULL/ALT          515000     359     60.2
27593540    R/T REFI     FULL/ALT          358000     359     76.8
27594597    R/T REFI     FULL/ALT          760000     360     42.6
27598150    C/O REFI     FULL/ALT          630000     360     52.4
27598317    R/T REFI     FULL/ALT          969000     359     37.1
27598325    C/O REFI     FULL/ALT          900000     359     54.3
27600220    R/T REFI     FULL/ALT          440000     359     68.2
27601368    R/T REFI     FULL/ALT         1000000     359     63.0
27601400    R/T REFI     FULL/ALT          376500     360     79.0
27602754    R/T REFI     FULL/ALT          660000     359     72.0
27603042    PURCH        FULL/ALT          335000     358     89.9
27603562    R/T REFI     FULL/ALT          355000     359     75.0
27604107    C/O REFI     FULL/ALT          615000     359     69.1
27608397    C/O REFI     FULL/ALT          390000     359     74.9
27609171    R/T REFI     FULL/ALT          505000     359     48.5
27609221    C/O REFI     FULL/ALT          760000     359     65.8
27609338    R/T REFI     FULL/ALT          535000     359     66.5
27610989    R/T REFI     FULL/ALT          765000     359     79.8
27611581    R/T REFI     FULL/ALT          395000     359     77.6
27611748    R/T REFI     FULL/ALT          340000     359     77.9
27612118    R/T REFI     FULL/ALT          520000     359     61.7
27616671    R/T REFI     FULL/ALT         1000000     359     67.5
27617984    R/T REFI     FULL/ALT          425000     359     62.4
27618495    C/O REFI     FULL/ALT          535000     359     48.4
27618701    C/O REFI     FULL/ALT          600000     359     62.0
27618891    R/T REFI     FULL/ALT          372000     359     80.0
27618974    R/T REFI     FULL/ALT          430000     360     62.3
27619204    R/T REFI     FULL/ALT          390000     360     67.4
27619741    C/O REFI     FULL/ALT          330000     359     74.9
27620608    R/T REFI     FULL/ALT          540000     359     68.6
27621366    C/O REFI     FULL/ALT          594000     360     70.0
27621507    R/T REFI     FULL/ALT          455000     359     69.5
27622083    PURCH        FULL/ALT          320000     358     78.1
27622257    C/O REFI     FULL/ALT          800000     359     70.0
27622307    R/T REFI     FULL/ALT          350000     359     73.0
27623040    PURCH        FULL/ALT          680000     359     79.9
27624519    R/T REFI     FULL/ALT          512000     359     71.3
27625151    R/T REFI     FULL/ALT          900000     359     46.9
27626969    R/T REFI     FULL/ALT          610000     360     78.7
27627439    R/T REFI     FULL/ALT          355000     359     75.6
27628015    R/T REFI     FULL/ALT          378000     359     78.0
27629948    PURCH        FULL/ALT          430000     359     80.0
27630011    R/T REFI     FULL/ALT          555000     359     58.6
27631415    PURCH        FULL/ALT          298000     359     95.0
27631688    C/O REFI     FULL/ALT          550000     359     54.5
27633288    R/T REFI     FULL/ALT          430000     360     79.5
27633478    PURCH        FULL/ALT          950000     359     56.4
27633668    R/T REFI     FULL/ALT          400000     360     66.8
27633825    R/T REFI     FULL/ALT         1425000     359     45.6
27634195    R/T REFI     FULL/ALT          350000     359     76.6
27636125    R/T REFI     FULL/ALT          336000     359     80.0
27636828    C/O REFI     FULL/ALT          495000     359     63.6
27640440    R/T REFI     FULL/ALT          525000     359     66.7
27640630    R/T REFI     FULL/ALT          466000     359     62.4
27640713    R/T REFI     FULL/ALT          690000     359     68.8
27645308    R/T REFI     FULL/ALT          850000     359     59.2
27645464    R/T REFI     FULL/ALT          587000     359     68.1
27645589    R/T REFI     FULL/ALT          416000     359     78.4
27647874    PURCH        FULL/ALT          445000     359     80.0
27650571    R/T REFI     FULL/ALT          493500     360     79.8
27650886    PURCH        FULL/ALT          759000     359     67.6
27650969    C/O REFI     FULL/ALT          433000     359     74.4
27650977    R/T REFI     FULL/ALT          400000     359     76.3
27653039    C/O REFI     FULL/ALT          700000     360     54.4
27653989    R/T REFI     FULL/ALT          680000     359     75.0
27654367    PURCH        FULL/ALT          339000     359     80.0
27655208    C/O REFI     FULL/ALT          416000     359     75.0
27656362    PURCH        FULL/ALT          335000     359     75.0
27658004    PURCH        FULL/ALT          341000     359     79.5
27658178    R/T REFI     FULL/ALT          484000     240     55.7
27659028    C/O REFI     FULL/ALT          765000     359     37.9
27659325    R/T REFI     FULL/ALT          415000     359     78.1
27661693    PURCH        FULL/ALT          351000     359     80.0
27662543    R/T REFI     FULL/ALT          500000     359     64.0
27662964    R/T REFI     FULL/ALT          345000     359     77.1
27664903    PURCH        FULL/ALT          779000     359     64.2
27665967    R/T REFI     FULL/ALT          610000     359     80.0
27667575    PURCH        FULL/ALT          407000     359     80.0
27667963    R/T REFI     FULL/ALT          528000     359     64.2
27668086    C/O REFI     FULL/ALT          520000     359     75.0
27668243    PURCH        FULL/ALT          376000     359     88.5
27668938    R/T REFI     FULL/ALT          405000     359     64.6
27670991    R/T REFI     FULL/ALT          785000     360     55.6
27672989    PURCH        FULL/ALT          395000     360     80.0
27673326    PURCH        FULL/ALT          420000     359     64.3
27674670    C/O REFI     FULL/ALT          925000     359     32.4
27675859    R/T REFI     FULL/ALT          515000     360     79.2
27677392    PURCH        FULL/ALT          500000     359     59.8
27679265    R/T REFI     FULL/ALT          525000     359     50.6
27679562    PURCH        FULL/ALT          320000     359     80.0
27679729    C/O REFI     FULL/ALT          611000     359     68.7
27679869    PURCH        FULL/ALT          550000     359     80.0
27680545    R/T REFI     FULL/ALT          902000     359     57.1
27681998    PURCH        FULL/ALT          341000     359     79.9
27684059    C/O REFI     FULL/ALT          595000     360     69.6
27686187    R/T REFI     FULL/ALT          430000     359     74.4
27686617    PURCH        FULL/ALT          362000     359     80.0
27687524    C/O REFI     FULL/ALT          410000     359     69.3
27688506    C/O REFI     FULL/ALT          521000     359     64.6
27689835    C/O REFI     FULL/ALT          461000     360     69.4
27692623    R/T REFI     FULL/ALT          738000     359     79.9
27692755    R/T REFI     FULL/ALT          405000     359     78.8
27694215    C/O REFI     FULL/ALT          410000     359     62.8
27695642    R/T REFI     FULL/ALT          550000     360     54.5
27696251    C/O REFI     FULL/ALT          795000     360     80.0
27698273    R/T REFI     FULL/ALT          430000     359     62.8
27698646    R/T REFI     FULL/ALT          575000     360     73.4
27700517    R/T REFI     FULL/ALT          790000     359     62.7
27702125    PURCH        FULL/ALT          760000     360     70.0
27704204    PURCH        FULL/ALT          415000     359     80.0
27704600    C/O REFI     FULL/ALT          410000     359     75.0
27704618    R/T REFI     FULL/ALT          600000     359     58.8
27705276    R/T REFI     FULL/ALT          680000     360     76.5
27705912    PURCH        FULL/ALT          611000     359     63.2
27707470    R/T REFI     FULL/ALT         1358100     360     37.5
27709716    PURCH        FULL/ALT          347000     359     75.4
27712348    C/O REFI     FULL/ALT          775000     359     35.8
27712843    PURCH        FULL/ALT          750000     359     46.7
27713049    C/O REFI     FULL/ALT          580000     360     59.5
27716323    PURCH        FULL/ALT          328000     360     80.0
27716729    PURCH        FULL/ALT          608000     359     80.0
27718469    R/T REFI     FULL/ALT         1600000     360     21.8
27719129    R/T REFI     FULL/ALT          500000     360     57.4
27721075    PURCH        FULL/ALT          701000     359     80.0
27722610    R/T REFI     FULL/ALT         1000000     359     43.9
27722800    R/T REFI     FULL/ALT          485000     359     69.7
27724004    C/O REFI     FULL/ALT          780000     359     69.0
27725803    C/O REFI     FULL/ALT          700000     360     50.0
27726017    C/O REFI     FULL/ALT          400000     360     67.5
27726751    R/T REFI     FULL/ALT          530000     360     61.7
27729532    R/T REFI     FULL/ALT          890000     359     69.9
27730381    R/T REFI     FULL/ALT          660000     360     60.8
27730498    R/T REFI     FULL/ALT          425000     359     80.0
27737030    R/T REFI     FULL/ALT          655000     360     69.6
27737097    R/T REFI     FULL/ALT          840000     359     74.8
27737204    C/O REFI     FULL/ALT          510000     359     69.6
27738822    R/T REFI     FULL/ALT         1000000     359     38.4
27739150    R/T REFI     FULL/ALT          452000     359     63.2
27742352    R/T REFI     FULL/ALT          400000     359     74.8
27743046    R/T REFI     FULL/ALT          450000     360     77.8
27744036    C/O REFI     FULL/ALT         1000000     360     65.0
27744275    C/O REFI     FULL/ALT          446000     359     74.9
27744861    R/T REFI     FULL/ALT          530000     360     69.4
27745082    R/T REFI     FULL/ALT          660000     360     62.4
27745504    R/T REFI     FULL/ALT          484000     360     61.4
27745660    R/T REFI     FULL/ALT          555000     360     75.0
27746239    C/O REFI     FULL/ALT          470000     359     74.5
27746460    R/T REFI     FULL/ALT          360000     360     73.6
27749357    PURCH        FULL/ALT         1200000     359     39.0
27752070    R/T REFI     FULL/ALT          405000     360     74.1
27753516    PURCH        FULL/ALT          340000     359     90.0
27758499    C/O REFI     FULL/ALT         1110000     360     54.1
27762293    R/T REFI     FULL/ALT          469000     359     76.3
27762806    R/T REFI     FULL/ALT          481500     360     54.0
30005151    PURCH        FULL/ALT          511000     359     80.0

                                  EXHIBIT E

                       REQUEST FOR RELEASE OF DOCUMENTS

                                    [date]


To:   The Bank of New York
      101 Barclay Street - 12 E
      New York, New York 10286
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated March 25, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB, as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

MORTGAGE LOAN NUMBER:

MORTGAGOR NAME, ADDRESS & ZIP CODE:

REASON FOR REQUESTING DOCUMENTS (check one)

____  1.    Mortgage Paid in Full

____  2.    Foreclosure

____  3.    Substitution

____  4.    Other Liquidation

____  5.    Nonliquidation                      Reason: ___________________

                                    By: ______________________________________
                                           (authorized signer of Bank of
                                           America Mortgage Securities, Inc.)


                                    Issuer:_____________________________________
                                    Address:____________________________________
                                    ____________________________________________

                                    Date:_______________________________________

CUSTODIAN
The Bank of New York
Please acknowledge the execution of the above request by your signature and date below:


----------------------------------  ---------------
Signature   Date

Documents returned to Custodian:


----------------------------------- ----------------
Custodian   Date

                                  EXHIBIT F

              FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                    [Date]


      [_______________] hereby certifies that it has established the account described below as a [___________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated March 25, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB, as Servicer, and The Bank of New York, as Trustee.

Title of Account:          "[_______________],  in  trust  for the  registered
                           holders  of Bank of  America  Mortgage  Securities,
                           Inc.  Mortgage  Pass-Through  Certificates,  Series
                           1999-2."

Account Number:            ________________________

Address of office or branch
of NationsBank, N.A.
at which Account is

maintained:                ________________________
                           ________________________
                           ________________________
                           ________________________


                              [_______________],
                              as Servicer

                              By:_______________________________________
                              Name:_____________________________________
                              Title:____________________________________

                                 EXHIBIT G-1

                        FORM OF TRANSFEROR CERTIFICATE
                    FOR TRANSFERS OF PRIVATE CERTIFICATES

                                    [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-2, Class ___, having an initial aggregate Certificate Balance as of March 25, 1999 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated March 25, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB, as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1.  The   Transferor   is  the  lawful  owner  of  the   Transferred
      Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferor)

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                 EXHIBIT G-2A

                       FORM I OF TRANSFEREE CERTIFICATE
                    FOR TRANSFERS OF PRIVATE CERTIFICATES

                                    [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-2, Class ___, having an initial aggregate Certificate Balance as of March 25, 1999 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated March 25, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB, as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as ANNEX 1 and ANNEX 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information  regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the
      Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                        Very truly yours,

                                        ________________________________________
                                        (Transferor)

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                            NOMINEE ACKNOWLEDGMENT

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.




                                        ________________________________________
                                        (Nominee)

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                                       ANNEX 1 TO EXHIBIT G-2A


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis
$______________________1 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

-----------------------------
[FN]
1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.



      ___ CORPORATION, ETC. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ BANK. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___   SAVINGS  AND  LOAN.  The  Transferee  (a)  is  a  savings  and  loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   BROKER-DEALER.  The  Transferee is a dealer  registered  pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ INSURANCE COMPANY. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ STATE OR LOCAL PLAN. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA PLAN. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ INVESTMENT ADVISOR. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ OTHER. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.


                                             ___________________________________
                                             Print Name of Transferee

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________
                                             Date:______________________________

                                                       ANNEX 2 TO EXHIBIT G-2A


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees That Are Registered Investment Companies]


      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                             ___________________________________
                                             Print Name of Transferee or Adviser

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________



                                             IF AN ADVISER:

                                             ___________________________________
                                             Print Name of Transferee

                                             By:________________________________
                                             Date:______________________________

                                 EXHIBIT G-2B

                      FORM II OF TRANSFEREE CERTIFICATE
                    FOR TRANSFERS OF PRIVATE CERTIFICATES

                                    [Date]

The Bank of New York
101 Barclay Street-12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-2, Class ___, having an initial aggregate Certificate Principal Balance as of March 25, 1999 of $_________

Ladies and Gentlemen:

      This  letter  is  delivered  to you in  connection  with the  transfer  by
[_______________________]            (the            "Transferor")            to
[_________________________________]   (the   "Transferee")   of  the   captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated March 25, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as EXHIBIT G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as EXHIBIT G-2A or as EXHIBIT G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.


                                             Very truly yours,

                                             ___________________________________
                                             (Transferee)

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________
                                             Date:______________________________

                            NOMINEE ACKNOWLEDGMENT

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                             ___________________________________
                                            (Nominee)

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                  EXHIBIT H

                   FORM OF TRANSFEREE REPRESENTATION LETTER
                   FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-2, Class ___, having an initial aggregate Certificate Principal Balance as of March 25, 1999 of $_________

Ladies and Gentlemen:

      This  letter  is  delivered  to you in  connection  with the  transfer  by
[_______________________]            (the            "Transferor")            to
[________________________________]   (the   "Transferee")   of   the   captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated March 25, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB, as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.



                                             Very truly yours,

                                             ___________________________________
                                             (Transferee)

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________
                                             Date:______________________________

                                  EXHIBIT I

                   FORM OF AFFIDAVIT REGARDING TRANSFER OF
                RESIDUAL CERTIFICATES PURSUANT TO SECTION 6.02

                  Bank of America Mortgage Securities, Inc.
                     Mortgage Pass-Through Certificates,
                                Series 1999-2

STATE OF               )
                       )  ss.:
COUNTY OF              )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of  _______________________________,  the proposed transferee (the "Transferee") of the Class [A-R] [A-LR] Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated March 25, 1999, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Class [A-R] [A-LR] Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Class [A-R] [A-LR] Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Class [A-R] [A-LR] Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to Transfer its Class [A-R] [A-LR] Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Class [A-R] [A-LR] Certificate or cause any Class [A-R] [A-LR] Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Class [A-R] [A-LR] Certificate.

      9.  The Transferee's  taxpayer identification number is __________________
_______________.

      10.  The  Transferee  is  a  U.S.   Person  as  defined  in  Code  Section
7701(a)(30).

      11. The Transferee is aware that the Class [A-R] [A-LR] Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Class [A-R] [A-LR] Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Class [A-R] [A-LR] Certificate as such taxes become due.

      12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                    * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this _____ day of ________________, ____.



                                         _______________________________________
                                         Print Name of Transferee

                                         By:____________________________________
                                             Name:
                                             Title:
[Corporate Seal]

ATTEST:



______________________________
[Assistant] Secretary

      Personally appeared before me the above-named __________________________ ______________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and  sworn  before me this _____ day of _______________, _____.






                                                  NOTARY PUBLIC

                                    My Commission expires the ____ day of
                                    ______________, ____

                                    EXHIBIT J

                     CONTENTS OF EACH SERVICER MORTGAGE FILE


            1.  Copies of Mortgage Loans Documents.

            2.  Residential loan application.

            3.  Mortgage Loan closing statement.

            4.  Verification of employment and income, if required.

            5. Verification of acceptable evidence of source and amount of downpayment.

            6. Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

            7.  Residential appraisal report.

            8.  Photograph of the Mortgaged Property.

            9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

            10. Copy of each instrument necessary to complete  identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

            11. Copies of all required disclosure statements.

            12. If applicable,  termite report,  structural  engineer's  report, water potability and septic certification.

            13. Sales Contract, if applicable.

            14. The Primary  Insurance  Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

            15. Evidence of electronic  notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                  EXHIBIT K

                              PAC and TAC Tables



   PERIOD                                          A11PAC               A12PAC           A14 PAC             TAC (A13 and A14 TAC)
      1       April 25, 1999                   50,559,000.00        48,883,000.00      4,948,000.00             106,169,360.20
      2       May 25, 1999                     50,559,000.00        48,883,000.00      4,948,000.00             105,637,380.91
      3       June 25, 1999                    50,559,000.00        48,883,000.00      4,948,000.00             105,007,261.14
      4       July 25, 1999                    50,559,000.00        48,883,000.00      4,948,000.00             104,279,231.26
      5       August 25, 1999                  50,559,000.00        48,883,000.00      4,948,000.00             103,453,646.23
      6       September 25, 1999               50,559,000.00        48,883,000.00      4,948,000.00             102,530,985.89
      7       October 25, 1999                 50,559,000.00        48,883,000.00      4,948,000.00             101,511,855.01
      8       November 25, 1999                50,559,000.00        48,883,000.00      4,948,000.00             100,396,983.08
      9       December 25, 1999                50,559,000.00        48,883,000.00      4,948,000.00              99,187,223.82
     10       January 25, 2000                 50,559,000.00        48,883,000.00      4,948,000.00              97,883,554.42
     11       February 25, 2000                50,559,000.00        48,883,000.00      4,948,000.00              96,487,074.56
     12       March 25, 2000                   49,750,691.51        48,883,000.00      4,948,000.00              95,807,313.58
     13       April 25, 2000                   48,895,749.35        48,883,000.00      4,948,000.00              95,083,937.13
     14       May 25, 2000                     47,994,599.59        48,883,000.00      4,948,000.00              94,317,977.45
     15       June 25, 2000                    47,047,698.20        48,883,000.00      4,948,000.00              93,510,552.61
     16       July 25, 2000                    46,055,530.80        48,883,000.00      4,948,000.00              92,662,864.44
     17       August 25, 2000                  45,018,612.20        48,883,000.00      4,948,000.00              91,776,196.38
     18       September 25, 2000               43,937,486.00        48,883,000.00      4,948,000.00              90,851,911.04
     19       October 25, 2000                 42,812,724.16        48,883,000.00      4,948,000.00              89,891,447.53
     20       November 25, 2000                41,644,926.50        48,883,000.00      4,948,000.00              88,896,318.65
     21       December 25, 2000                40,434,720.21        48,883,000.00      4,948,000.00              87,868,107.77
     22       January 25, 2001                 39,182,759.26        48,883,000.00      4,948,000.00              86,808,465.68
     23       February 25, 2001                37,889,723.89        48,883,000.00      4,948,000.00              85,719,107.04
     24       March 25, 2001                   36,556,319.97        48,883,000.00      4,948,000.00              84,601,806.86
     25       April 25, 2001                   35,183,278.38        48,883,000.00      4,948,000.00              83,458,396.64
     26       May 25, 2001                     33,771,354.35        48,883,000.00      4,948,000.00              82,290,760.48
     27       June 25, 2001                    32,321,326.79        48,883,000.00      4,948,000.00              81,100,830.94
     28       July 25, 2001                    30,833,997.56        48,883,000.00      4,948,000.00              79,890,584.86
     29       August 25, 2001                  29,310,190.74        48,883,000.00      4,948,000.00              78,662,038.97
     30       September 25, 2001               27,796,469.48        48,883,000.00      4,948,000.00              77,460,633.38
     31       October 25, 2001                 26,292,769.06        48,883,000.00      4,948,000.00              76,285,915.58
     32       November 25, 2001                24,799,025.18        48,883,000.00      4,948,000.00              75,137,439.64
     33       December 25, 2001                23,315,173.97        48,883,000.00      4,948,000.00              74,014,766.10
     34       January 25, 2002                 21,841,151.98        48,883,000.00      4,948,000.00              72,917,461.91
     35       February 25, 2002                20,376,896.18        48,883,000.00      4,948,000.00              71,845,100.32
     36       March 25, 2002                   18,922,343.93        48,883,000.00      4,948,000.00              70,797,260.80
     37       April 25, 2002                   17,477,433.02        48,883,000.00      4,948,000.00              69,773,528.96
     38       May 25, 2002                     16,042,101.63        48,883,000.00      4,948,000.00              68,773,496.45
     39       June 25, 2002                    14,616,288.37        48,883,000.00      4,948,000.00              67,796,760.86
     40       July 25, 2002                    13,199,932.23        48,883,000.00      4,948,000.00              66,842,925.68
     41       August 25, 2002                  11,792,972.60        48,883,000.00      4,948,000.00              65,911,600.20
     42       September 25, 2002               10,395,349.29        48,883,000.00      4,948,000.00              65,002,399.37
     43       October 25, 2002                  9,007,002.46        48,883,000.00      4,948,000.00              64,114,943.85
     44       November 25, 2002                 7,627,872.71        48,883,000.00      4,948,000.00              63,248,859.79
     45       December 25, 2002                 6,257,901.00        48,883,000.00      4,948,000.00              62,403,778.84
     46       January 25, 2003                  4,897,028.68        48,883,000.00      4,948,000.00              61,579,338.05
     47       February 25, 2003                 3,545,197.49        48,883,000.00      4,948,000.00              60,775,179.78
     48       March 25, 2003                    2,202,349.56        48,883,000.00      4,948,000.00              59,990,951.63
     49       April 25, 2003                      868,427.37        48,883,000.00      4,948,000.00              59,226,306.39
     50       May 25, 2003                                 0        48,426,373.81      4,948,000.00              58,480,901.94
     51       June 25, 2003                                         47,110,132.13      4,948,000.00              57,754,401.19
     52       July 25, 2003                                         45,802,645.95      4,948,000.00              57,046,472.00
     53       August 25, 2003                                       44,503,859.25      4,948,000.00              56,356,787.13
     54       September 25, 2003                                    43,213,716.40      4,948,000.00              55,685,024.14
     55       October 25, 2003                                      41,932,162.12      4,948,000.00              55,030,865.36
     56       November 25, 2003                                     40,659,141.51      4,948,000.00              54,393,997.75
     57       December 25, 2003                                     39,394,599.99      4,948,000.00              53,774,112.98
     58       January 25, 2004                                      38,138,483.39      4,948,000.00              53,170,907.17
     59       February 25, 2004                                     36,890,737.85      4,948,000.00              52,584,081.00
     60       March 25, 2004                                        35,651,309.90      4,948,000.00              52,013,339.52
     61       April 25, 2004                                        34,437,093.53      4,948,000.00              51,476,649.05
     62       May 25, 2004                                          33,231,014.08      4,948,000.00              50,955,312.36
     63       June 25, 2004                                         32,033,018.92      4,948,000.00              50,449,047.92
     64       July 25, 2004                                         30,843,055.78      4,948,000.00              49,957,578.37
     65       August 25, 2004                                       29,661,072.70      4,948,000.00              49,480,630.49
     66       September 25, 2004                                    28,487,018.07      4,948,000.00              49,017,935.10
     67       October 25, 2004                                      27,320,840.63      4,948,000.00              48,569,227.01
     68       November 25, 2004                                     26,162,489.43      4,948,000.00              48,134,245.01
     69       December 25, 2004                                     25,011,913.87      4,948,000.00              47,712,731.72
     70       January 25, 2005                                      23,869,063.66      4,948,000.00              47,304,433.64
     71       February 25, 2005                                     22,733,888.87      4,948,000.00              46,909,101.01
     72       March 25, 2005                                        21,606,339.86      4,948,000.00              46,526,487.81
     73       April 25, 2005                                        20,521,366.63      4,948,000.00              46,132,360.04
     74       May 25, 2005                                          19,471,062.12      4,948,000.00              45,723,196.21
     75       June 25, 2005                                         18,454,361.82      4,948,000.00              45,299,777.90
     76       July 25, 2005                                         17,470,233.32      4,948,000.00              44,862,858.39
     77       August 25, 2005                                       16,517,675.32      4,948,000.00              44,413,163.63
     78       September 25, 2005                                    15,595,716.73      4,948,000.00              43,951,393.10
     79       October 25, 2005                                      14,703,415.75      4,948,000.00              43,478,220.62
     80       November 25, 2005                                     13,839,859.01      4,948,000.00              42,994,295.24
     81       December 25, 2005                                     13,004,160.70      4,948,000.00              42,500,242.00
     82       January 25, 2006                                      12,195,461.77      4,948,000.00              41,996,662.70
     83       February 25, 2006                                     11,412,929.11      4,948,000.00              41,484,136.69
     84       March 25, 2006                                        10,655,754.79      4,948,000.00              40,963,221.55
     85       April 25, 2006                                         9,961,787.66      4,948,000.00              40,416,111.85
     86       May 25, 2006                                           9,290,392.14      4,948,000.00              39,862,576.89
     87       June 25, 2006                                          8,640,860.49      4,948,000.00              39,303,087.55
     88       July 25, 2006                                          8,012,506.66      4,948,000.00              38,738,096.20
     89       August 25, 2006                                        7,404,665.67      4,948,000.00              38,168,037.31
     90       September 25, 2006                                     6,816,692.91      4,948,000.00              37,593,328.10
     91       October 25, 2006                                       6,247,963.56      4,948,000.00              37,014,369.11
     92       November 25, 2006                                      5,697,872.00      4,948,000.00              36,431,544.68
     93       December 25, 2006                                      5,165,831.21      4,948,000.00              35,845,223.57
     94       January 25, 2007                                       4,651,272.21      4,948,000.00              35,255,759.44
     95       February 25, 2007                                      4,153,643.52      4,948,000.00              34,663,491.38
     96       March 25, 2007                                         3,672,410.63      4,948,000.00              34,068,744.37
     97       April 25, 2007                                         3,237,714.98      4,948,000.00              33,459,244.42
     98       May 25, 2007                                           2,817,041.25      4,948,000.00              32,848,830.79
     99       June 25, 2007                                          2,409,946.81      4,948,000.00              32,237,750.94
     100      July 25, 2007                                          2,016,002.78      4,948,000.00              31,626,241.20
     101      August 25, 2007                                        1,634,793.62      4,948,000.00              31,014,527.20
     102      September 25, 2007                                     1,265,916.66      4,948,000.00              30,402,824.23
     103      October 25, 2007                                         908,981.80      4,948,000.00              29,791,337.58
     104      November 25, 2007                                        563,611.02      4,948,000.00              29,180,262.93
     105      December 25, 2007                                        229,438.10      4,948,000.00              28,569,786.65
     106      January 25, 2008                                                  0      4,854,108.20              27,960,086.15
     107      February 25, 2008                                                        4,541,277.53              27,351,330.18
     108      March 25, 2008                                                           4,238,613.01              26,743,679.15
     109      April 25, 2008                                                           3,968,399.58              26,130,234.22
     110      May 25, 2008                                                             3,706,447.54              25,519,029.71
     111      June 25, 2008                                                            3,452,506.80              24,910,158.29
     112      July 25, 2008                                                            3,206,334.74              24,303,707.26
     113      August 25, 2008                                                          2,967,696.08              23,699,758.65
     114      September 25, 2008                                                       2,736,362.56              23,098,389.49
     115      October 25, 2008                                                         2,512,112.84              22,499,671.94
     116      November 25, 2008                                                        2,294,732.19              21,903,673.49
     117      December 25, 2008                                                        2,084,012.37              21,310,457.11
     118      January 25, 2009                                                         1,879,751.39              20,720,081.47
     119      February 25, 2009                                                        1,681,753.34              20,132,601.03
     120      March 25, 2009                                                           1,489,828.21              19,548,066.24
     121      April 25, 2009                                                           1,303,791.70              18,966,523.69
     122      May 25, 2009                                                             1,123,465.07              18,388,016.23
     123      June 25, 2009                                                              948,674.96              17,812,583.13
     124      July 25, 2009                                                              779,253.22              17,240,260.24
     125      August 25, 2009                                                            615,036.79              16,671,080.04
     126      September 25, 2009                                                         455,867.49              16,105,071.88
     127      October 25, 2009                                                           301,591.93              15,542,262.01
     128      November 25, 2009                                                          152,061.34              14,982,673.74
     129      December 25, 2009                                                            7,131.43              14,426,327.56
     130      January 25, 2010                                                                    0              13,739,903.50
     131      February 25, 2010                                                                                  13,053,948.05
     132      March 25, 2010                                                                                     12,375,473.66
     133      April 25, 2010                                                                                     11,704,362.92
     134      May 25, 2010                                                                                       11,040,499.97
     135      June 25, 2010                                                                                      10,383,770.48
     136      July 25, 2010                                                                                       9,734,061.58
     137      August 25, 2010                                                                                     9,091,261.94
     138      September 25, 2010                                                                                  8,455,261.64
     139      October 25, 2010                                                                                    7,825,952.23
     140      November 25, 2010                                                                                   7,203,226.66
     141      December 25, 2010                                                                                   6,586,979.30
     142      January 25, 2011                                                                                    5,977,105.88
     143      February 25, 2011                                                                                   5,373,503.50
     144      March 25, 2011                                                                                      4,776,070.62
     145      April 25, 2011                                                                                      4,184,706.99
     146      May 25, 2011                                                                                        3,599,313.69
     147      June 25, 2011                                                                                       3,019,793.08
     148      July 25, 2011                                                                                       2,446,048.78
     149      August 25, 2011                                                                                     1,877,985.69
     150      September 25, 2011                                                                                  1,315,509.92
     151      October 25, 2011                                                                                      758,528.79
     152      November 25, 2011                                                                                     206,950.84
     153      December 25, 2011                                                                                              0